As filed with the Securities and Exchange Commission on February 28, 2020

1933 Act Registration No. 033-68666

1940 Act Registration No. 811-08004

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 190	☒
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 192	☒

AMG FUNDS IV

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300

Greenwich, Connecticut 06830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 548-4539

Gregory C. Davis

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, California 94111-4006

(Name and address of agent for service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMG Funds
Prospectus
March 1, 2020

AMG Managers DoubleLine Core Plus Bond Fund
Class N: ADBLX        Class I: ADLIX       Class Z: ADZIX
AMG Managers Fairpointe ESG Equity Fund
Class N: AFPTX       Class I: AFFEX
AMG Managers Fairpointe Mid Cap Fund
Class N: CHTTX       Class I: ABMIX       Class Z: ABIZX
AMG Managers LMCG Small Cap Growth Fund
Class N: ACWDX       Class I: ACWIX
AMG Managers Montag & Caldwell Growth Fund
Class N: MCGFX       Class I: MCGIX
AMG Managers Pictet International Fund
Class N: APINX       Class I: APCTX       Class Z: APCZX
AMG Managers Silvercrest Small Cap Fund
Class N: ASCTX       Class I: ACRTX        Class Z: ACZTX
AMG River Road Dividend All Cap Value Fund
Class N: ARDEX       Class I: ARIDX       Class Z: ARZDX
AMG River Road Dividend All Cap Value Fund II
Class N: ADVTX       Class I: ADIVX       Class Z: ADVZX
AMG River Road Focused Absolute Value Fund
Class N: ARRFX       Class I: AFAVX       Class Z: ARRZX
AMG River Road Long-Short Fund
Class N: ARLSX       Class I: ALSIX       Class Z: ARLZX
AMG River Road Small-Mid Cap Value Fund
Class N: ARSMX       Class I: ARIMX       Class Z: ARSZX
AMG River Road Small Cap Value Fund
Class N: ARSVX       Class I: ARSIX       Class Z: ARZMX

www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary or, if you invest directly with a Fund, by logging into your account at www.amgfunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-548-4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with a Fund.
P092-0319

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3-54	Summary of The Funds
AMG Managers DoubleLine Core Plus Bond Fund
AMG Managers Fairpointe ESG Equity Fund
AMG Managers Fairpointe Mid Cap Fund
AMG Managers LMCG Small Cap Growth Fund
AMG Managers Montag & Caldwell Growth Fund
AMG Managers Pictet International Fund
AMG Managers Silvercrest Small Cap Fund
AMG River Road Dividend All Cap Value Fund
AMG River Road Dividend All Cap Value Fund II
AMG River Road Focused Absolute Value Fund
AMG River Road Long-Short Fund
AMG River Road Small-Mid Cap Value Fund
AMG River Road Small Cap Value Fund

55-100	Additional Information About the Funds
AMG Managers DoubleLine Core Plus Bond Fund
AMG Managers Fairpointe ESG Equity Fund
AMG Managers Fairpointe Mid Cap Fund
AMG Managers LMCG Small Cap Growth Fund
 AMG Managers Montag & Caldwell Growth Fund
AMG Managers Pictet International Fund
AMG Managers Silvercrest Small Cap Fund
AMG River Road Dividend All Cap Value Fund
AMG River Road Dividend All Cap Value Fund II
AMG River Road Focused Absolute Value Fund
AMG River Road Long-Short Fund
AMG River Road Small-Mid Cap Value Fund
AMG River Road Small Cap Value Fund
Summary of the Funds’ Principal Risks
 Other Important Information About the Funds and their Investment Strategies and Risks
Fund Management
Performance of Subadvisers in Similar Accounts

101-110	Shareholder Guide
Your Account
Choosing a Share Class
Investing Through an Intermediary
Distribution and Service (12b-1) Fees
Transaction Policies
How to Buy or Sell Shares
Investor Services
Certain Federal Income Tax Information

AMG Funds	1

111-134	Financial Highlights
AMG Managers DoubleLine Core Plus Bond Fund
AMG Managers Fairpointe ESG Equity Fund
AMG Managers Fairpointe Mid Cap Fund
AMG Managers LMCG Small Cap Growth Fund
AMG Managers Montag & Caldwell Growth Fund
AMG Managers Pictet International Fund
AMG Managers Silvercrest Small Cap Fund
AMG River Road Dividend All Cap Value Fund
AMG River Road Dividend All Cap Value Fund II
AMG River Road Focused Absolute Value Fund
AMG River Road Long-Short Fund
AMG River Road Small-Mid Cap Value Fund
AMG River Road Small Cap Value Fund

135	How To Contact Us

2	AMG Funds

Summary of The Funds

AMG Managers DoubleLine Core Plus Bond Fund
Investment Objective
The Fund seeks to maximize total return.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.29%	0.29%	0.21%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[2]	1.02%	0.77%	0.69%
Fee Waiver and Expense Reimbursements[3]	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2,3]	0.97%	0.72%	0.64%
[1]	Expense information has been restated to reflect current fees.
[2]	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
[3]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.61% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the
Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2021. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$99	$320	$558	$1,243
Class I	$74	$241	$423	$ 949
Class Z	$65	$216	$379	$ 854
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; agency mortgage-backed securities; non-agency mortgage-backed securities; commercial mortgage-backed securities; asset-backed securities; foreign and domestic corporate bonds; fixed income securities issued by corporations, governments, government agencies, authorities or instrumentalities and supra-national organizations in foreign countries including emerging markets; Rule 144A securities (securities that may be sold pursuant to Rule 144A under the Securities Act of 1933); securities issued by municipalities; and other securities bearing fixed or variable interest rates of any maturity. To gain exposure to fixed income securities, the Fund may invest in other investment companies (including exchange-traded funds (“ETFs”), open-end funds and closed-end funds) advised or

AMG Funds	3

Summary of The Funds

subadvised by DoubleLine ® Capital LP (“DoubleLine” or the “Subadviser”), the Fund’s Subadviser.
The Fund may invest in fixed income securities of any credit quality and may invest without limit in below investment grade securities (commonly known as “junk bonds”). The Subadviser generally intends to allocate below investment grade securities broadly across industries and issuers in an attempt to reduce the impact of negative events on an industry or issuer, although it may take more focused positions from time to time. Below investment grade securities are instruments that are rated BB+ or lower by S&P Global Ratings (“S&P”), rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), or the equivalent by any other nationally recognized statistical rating organization (“NRSRO”), or if unrated, of comparable quality in the opinion of the Subadviser. The Fund may invest up to 10% of its net assets in defaulted corporate securities. The Fund might do so, for example, where the Subadviser believes the restructured enterprise valuations or liquidation valuations may exceed current market values.
The Fund may also invest in inverse floaters, interest-only and principal-only securities and senior bank loans and assignments. To gain exposure to senior bank loans and assignments, the Fund may invest in other investment companies (including ETFs, open-end funds and closed-end funds) advised or subadvised by DoubleLine.
The Fund expects to have exposure to foreign currencies, either directly through its investments in bonds denominated in local currencies or through its investments in other investment companies advised or subadvised by DoubleLine. Such investment companies may gain exposure either through the local currencies of foreign issuers or by investing in currencies directly or currency-related instruments, such as forward contracts.
The Subadviser actively manages the portfolio’s asset class exposure using a top-down approach based on analysis of sector fundamentals. Primary sectors include government/municipals, high yield, global developed credit, international sovereign debt, emerging markets, and mortgage- and asset-backed. The Subadviser generally intends to rotate portfolio assets among sectors in various markets to attempt to maximize return. Individual securities within asset classes are selected using a bottom up approach.
The Subadviser seeks to control risk by generally taking into account the following considerations:
•	Security selection within a given asset class
•	Relative performance of the various market sectors and asset classes
•	The shape of the yield curve
•	Fluctuations in the overall level of interest rates
The Subadviser also monitors the duration of the securities held by the Fund to seek to mitigate exposure to interest rate risk. Under normal circumstances, the Subadviser seeks to maintain an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years.
The duration of the Fund’s portfolio may vary materially from its target, from time to time, and there is no assurance that the duration of the Fund’s portfolio will meet its target.
Portfolio securities may be sold at any time. Sales may occur, for example, when the Subadviser perceives deterioration in the credit fundamentals of the issuer, believes there are negative macro political considerations that may affect the issuer, determines to take advantage of a better investment opportunity, or the individual security has reached the Subadviser’s sell target.
The Subadviser’s investment process may result in high portfolio turnover.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund (either directly or through the Fund’s investments in one or more other funds). The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Debt Securities Risk—the value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions or in response to events that affect particular industries or companies.
Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
Credit Risk—the issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.

4	AMG Funds

Summary of The Funds

Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.
Affiliated Fund Risk— the Subadviser is subject to a potential conflict of interest in determining whether to invest the Fund’s assets in an underlying fund managed by the Subadviser, and the Subadviser may have an economic or other incentive to make or retain an investment in an affiliated fund in lieu of other investments that may also be appropriate for the Fund.
Asset-Backed and Mortgage-Backed Securities Risk—investments in asset-backed and mortgage-backed securities involve risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default.
Call Risk— call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call). The increased likelihood of a call may reduce the security’s price and may result in the Fund reinvesting at lower interest rates in securities with greater credit risk.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Defaulted and Distressed Securities Risk—investments in defaulted or distressed corporate securities involve the risk of the uncertainty of repayment on defaulted securities (e.g., a security on which a principal or interest payment is not made when due) or on obligations of distressed issuers (some of whom may be insolvent or in bankruptcy or insolvency proceedings).
Derivatives Risk—the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
High Yield Risk—below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Inverse Floating Rate Securities Risk— inverse floating rate securities (“inverse floaters”) are derivative debt instruments that pay interest at rates that generally vary inversely with specified short-term interest rates, meaning the interest payment received on inverse floaters generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and will typically experience greater price volatility than a fixed-rate obligation of similar credit quality, which could magnify the Fund’s gains or losses. The markets for inverse floaters may be less developed and have less liquidity and inverse floaters have greater interest rate risk than more traditional fixed income securities.
Investment Company Risk—the risks of investing in other investment companies, including ETFs, open-end funds and closed-end funds, typically reflect the risks of the types of securities in which those investment companies invest. The market value returns of closed-end funds and ETFs may lag their returns at net asset value. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.
Policy Risk— the withdrawal of U.S. and other government support to stabilize and support financial markets, including an increase in interest rates in the U.S. or elsewhere, or investor perceptions that this support may be withdrawn, could cause an increase in volatility in certain financial markets or constrict the availability of credit and liquidity, which could adversely affect the value and liquidity of certain securities.
Rule 144A Securities Risk—investing in Rule 144A securities may reduce the liquidity of the Fund’s investments in the event that an adequate trading market does not exist for these securities. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities, and the Fund may be unable to sell the security at the desired time or price, if at all. The purchase price and subsequent valuation of Rule 144A securities normally reflect a discount, which may be significant, from the market price of comparable unrestricted securities for which a liquid trading market exists.

AMG Funds	5

Summary of The Funds

Senior Loans Risk— senior loans are typically not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. An economic downturn generally leads to a higher delinquency rate, and a senior loan may lose significant value before a default occurs. In addition, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. There can be no assurance that liquidation of such collateral would satisfy in full the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. No active trading market may exist for certain senior loans, which may impair the ability of a fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.
U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”) are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 3.06% (3rd Quarter 2012)
Worst Quarter: -3.06% (2nd Quarter 2013)
Average Annual Total Returns as of 12/31/19
AMG Managers DoubleLine Core Plus Bond Fund	1 Year	5 Years	Since Inception
Class N Return Before Taxes	7.89%	3.16%	4.34% [1]
Class N Return After Taxes on Distributions	6.45%	1.79%	2.90% [1]
Class N Return After Taxes on Distributions and Sale of Fund Shares	4.65%	1.80%	2.72% [1]
Class I Return Before Taxes	8.17%	3.40%	4.59% [1]
Class Z Return Before Taxes	8.24%	—	3.67% [2]
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72%	3.05%	3.22% [1]
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72%	3.05%	3.97% [2]
[1]	Class N, Class I and Index performance shown reflects performance since the inception date of the Fund's Class N and Class I shares on July 18, 2011.
[2]	Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
DoubleLine Capital LP
Portfolio Managers
Jeffrey E. Gundlach
Founder and Chief Executive Officer at DoubleLine;
Lead Portfolio Manager of the Fund since 07/11.
Philip A. Barach
President at DoubleLine
Portfolio Manager of the Fund since 07/11.
Effective as of April 30, 2020, Mr. Barach will no longer
serve as a portfolio manager of the Fund.
Luz M. Padilla
Portfolio Manager at DoubleLine;
Portfolio Manager of the Fund since 07/11.

6	AMG Funds

Summary of The Funds

Robert Cohen
Portfolio Manager at DoubleLine;
Portfolio Manager of the Fund since 09/16.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts): $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.
Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	7

Summary of The Funds

AMG Managers Fairpointe ESG Equity Fund
Investment Objective
The Fund seeks long-term total return through capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.22%	None
Other Expenses[1]	0.94%	0.94%
Total Annual Fund Operating Expenses	1.86%	1.64%
Fee Waiver and Expense Reimbursements[2]	(0.74)%	(0.74)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.12%	0.90%
[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.82% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2021. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$114	$513	$937	$2,119
Class I	$ 92	$445	$822	$1,881
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Fund will invest at least 80% of its assets in a select number of equity securities that Fairpointe Capital LLC, the subadviser to the Fund (“Fairpointe” or the “Subadviser”), believes to be trading at a significant discount to intrinsic value.
In selecting stocks, the Subadviser prefers investment in companies it deems to have strong environmental, social and governance (ESG) records and seeks to avoid those with inferior ESG records relative to the market and peers. The Fund incorporates certain ESG guidelines in the selection of individual securities and in portfolio construction. The Subadviser uses internal guidelines as well as third-party research and databases to evaluate and rank a company’s record with respect to each ESG component, and then establishes an overall ranking of the company’s ESG record. In establishing an overall ESG ranking for a company, the Subadviser places a greater emphasis on the governance component of ESG, as it believes that good governance can also lead to more responsible behavior in the social and environmental components of ESG. The Fund also seeks to monitor and advocate for ESG accountability of portfolio companies through proxy voting and shareholder engagement. The Subadviser further evaluates stocks for selection based on bottom-up fundamental analysis, favoring companies with strong business models, effective management, strong or improving balance sheets and attractive valuations. The number of issuers in which the Fund invests varies based on the Subadviser’s investment outlook for the Fund and so, from time to time, the

8	AMG Funds

Summary of The Funds

Fund’s holdings may be focused on a smaller number of issuers than at other times.
The Subadviser takes a long-term approach to portfolio management, with a focus on maximizing after-tax returns. Once the Fund invests in a company, the Subadviser intends to monitor that company’s ESG record and, in some cases, the Fund may sell an investment in a company whose ESG ranking assigned by the Subadviser declines below that which it was at the time of purchase, even if the other investment fundamentals of the company are positive.
In addition to value criteria, the Subadviser looks for companies with the following characteristics:
•	Industry leaders with a focused business plan and the ability to grow their market share
•	Proven, effective management
The Fund typically expects to invest in companies having a market capitalization at the time of acquisition within the capitalization range of the Russell 1000 Index, which as of May 10, 2019, the date of the latest reconstitution of the Index (implemented by the Index on June 28, 2019), was approximately $2.4 billion to $974.2 billion. This capitalization range will change over time. The Fund may invest in equity securities outside of the capitalization range of the Russell 1000 Index (including small-cap companies), convertible securities (including convertible preferred stocks and convertible bonds), and foreign securities (directly and through American Depositary Receipts).
To manage risk, the Subadviser employs a valuation discipline that attempts to purchase securities trading at a substantial discount to intrinsic value, limits position sizes and sector exposure, and adheres to a strong sell discipline.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions or in response to events that affect particular industries or companies.
Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the consumer discretionary sector may comprise a significant portion of the Fund's portfolio.  The consumer discretionary sector may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competitive pressures.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
ESG Investing Risk—because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of

AMG Funds	9

Summary of The Funds

favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Effective October 1, 2017, the Fund changed its name from “AMG Managers Fairpointe Focused Equity Fund” to “AMG Managers Fairpointe ESG Equity Fund” and adopted the Fund’s current investment strategies. Prior to October 1, 2017, the Fund pursued a focused U.S. equity strategy and did not have a specific ESG mandate. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 13.09% (1st Quarter 2019)
Worst Quarter: -15.62% (4th Quarter 2018)
Average Annual Total Returns as of 12/31/19
AMG Managers Fairpointe ESG Equity Fund	1 Year	5 Years	Since Inception[1]
Class N Return Before Taxes	18.67%	4.90%	4.67%
Class N Return After Taxes on Distributions	18.46%	4.69%	4.46%
Class N Return After Taxes on Distributions and Sale of Fund Shares	11.21%	3.80%	3.61%
Class I Return Before Taxes	19.04%	5.14%	4.91%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	31.43%	11.48%	11.21%
[1]	Performance shown reflects performance since the inception date of the Fund on December 24, 2014.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC (the “Investment Manager”)
Subadviser
Fairpointe Capital LLC
Portfolio Managers
Thyra E. Zerhusen
Co-Founder, Chief Executive Officer, Chief Investment Officer and Portfolio Manager at Fairpointe;
Portfolio Manager of the Fund since 12/14.
Frances E. Tuite
Portfolio Manager at Fairpointe;
Portfolio Manager of the Fund since 3/18.
Brian M. Washkowiak
Portfolio Manager at Fairpointe;
Portfolio Manager of the Fund since 4/19.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000

10	AMG Funds

Summary of The Funds

Additional Investment Minimum
Class N and Class I (all accounts):  $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	11

Summary of The Funds

AMG Managers Fairpointe Mid Cap Fund
Investment Objective
The Fund seeks long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.61%	0.61%	0.61%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.29%	0.29%	0.21%
Total Annual Fund Operating Expenses	1.15%	0.90%	0.82%
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$117	$365	$633	$1,398
Class I	$ 92	$287	$498	$1,108
Class Z	$ 84	$262	$455	$1,014
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Fund invests at least 80% of its assets in stocks of mid-cap companies with an improving revenue and earnings growth outlook. The Fund currently considers mid-cap companies to be those with market capitalizations at the time of acquisition within the capitalization range of the Russell Midcap® Index (between $2.4 billion and $35.5 billion as of May 10, 2019, the date of the latest reconstitution of the Index (implemented by the Index June 28, 2019)). This capitalization range will change over time. The Fund may retain a security if, after purchase of the security, the issuer’s capitalization falls out of the mid-capitalization range described above. Because of this, the Fund may have less than 80% of its net assets in securities of mid-cap companies at any given time. Fairpointe Capital LLC, the subadviser to the Fund (“Fairpointe” or the “Subadviser”), selects stocks based on bottom-up fundamental analysis.
Important investment criteria include:
•	Focused business franchise with ability to grow market share
•	Attractive valuation
•	Low relative leverage
•	Experienced management
The Subadviser takes a long-term approach with a focus on maximizing after-tax returns.
The Fund may invest in mid- and small-cap stocks, convertible preferred stocks, and foreign securities (directly and through depositary receipts).
In an effort to manage risk, the Subadviser employs a valuation discipline that limits downside risk, limits position sizes and sector exposure, and the Subadviser adheres to a structured sell discipline.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market

12	AMG Funds

Summary of The Funds

conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions or in response to events that affect particular industries or companies.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the consumer discretionary and information technology sectors may comprise a significant portion of the Fund's portfolio.  The consumer discretionary sector may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competitive pressures.  The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Fairpointe became the subadviser to the Fund on April 30, 2011. Performance prior to that date reflects the performance of previous subadvisers. However, Ms. Zerhusen has served as a portfolio manager of the Fund since May 1999. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 17.20% (4th Quarter 2011)
Worst Quarter: -23.24% (3rd Quarter 2011)

AMG Funds	13

Summary of The Funds

Average Annual Total Returns as of 12/31/19
AMG Managers Fairpointe Mid Cap Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	15.46%	3.12%	9.48%	—
Class N Return After Taxes on Distributions	13.58%	1.58%	7.92%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	10.48%	2.33%	7.64%	—
Class I Return Before Taxes	15.74%	3.37%	9.76%	—
Class Z Return Before Taxes	15.85%	—	—	-0.11%
S&P MidCap® 400 Index (reflects no deduction for fees, expenses, or taxes)	26.20%	9.03%	12.72%	8.14%
Russell Midcap® Index (reflects no deduction for fees, expenses, or taxes)	30.54%	9.33%	13.19%	10.80%
[1]	Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
Fairpointe Capital LLC
Portfolio Managers
Thyra E. Zerhusen
Co-Founder, Chief Executive Officer, Chief Investment
Officer and Portfolio Manager at Fairpointe;
Lead Portfolio Manager, Portfolio Manager of the Fund since 05/99.
Marie L. Lorden
Co-Founder and Portfolio Manager at Fairpointe;
Portfolio Manager of the Fund since 03/09.
Frances E. Tuite
Portfolio Manager at Fairpointe;
Portfolio Manager of the Fund since 04/19.
Brian M. Washkowiak
Portfolio Manager at Fairpointe;
Portfolio Manager of the Fund since 02/16.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.

14	AMG Funds

Summary of The Funds

Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	15

Summary of The Funds

AMG Managers LMCG Small Cap Growth Fund
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I
Management Fee	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.20%	None
Other Expenses[1]	0.37%	0.37%
Total Annual Fund Operating Expenses	1.47%	1.27%
Fee Waiver and Expense Reimbursements[2]	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.30%	1.10%
[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.03% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2021. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$132	$448	$787	$1,743
Class I	$112	$386	$681	$1,519
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies. The Fund currently defines small-cap companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2000® Growth Index (between $44.1 million and $5.859 billion as of May 10, 2019, the date of the latest reconstitution of the Index (implemented by the Index June 28, 2019)). The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time. LMCG Investments, LLC, the subadviser to the Fund (“LMCG” or the “Subadviser”), seeks to achieve above average risk-adjusted returns by identifying unrecognized growth potential. The Subadviser utilizes a fundamental bottom-up security selection process to identify characteristics such as: revenue growth, margin expansion, surprise potential and strong balance sheets. The focus of the fundamental research process is to evaluate whether growth may be durable and sustainable, as well as to conduct due diligence on the key drivers identified by the Subadviser for each security. The final step in the process applies a valuation framework to each security that meets the criteria of the fundamental research process.

16	AMG Funds

Summary of The Funds

The Fund may invest in initial public offerings (“IPOs”), real estate investment trusts (“REITs”), exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), foreign securities through depositary receipts, and mid-cap stocks, including companies with a market capitalization up to $10 billion at the time of acquisition.
To seek to manage risk, the Subadviser limits position sizes, employs a strategy of diversification, and adheres to a structured sell discipline based on fundamental drivers and company valuations.
The Subadviser’s investment process may result in high portfolio turnover.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions or in response to events that affect particular industries or companies.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology and healthcare sectors may comprise a significant portion of the Fund's portfolio.  The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.  Stocks in the health care sector may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Exchange-Traded Fund Risk—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.
Exchange-Traded Note Risk—the value of an ETN may be influenced by fluctuations in the values of the underlying assets or instruments, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying markets, changes in applicable interest rates, and changes in the issuer’s credit rating. The Fund bears any fees and expenses associated with investment in ETNs. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity, and it may be difficult for the Fund to sell its ETN holdings.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
IPO Risk—the prices of stocks purchased in initial public offerings (“IPOs”) can be very volatile and tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. The effect of IPOs on the Fund’s performance depends on a variety of factors.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

AMG Funds	17

Summary of The Funds

Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad-based securities market index.  As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.  As of February 17, 2012, LMCG became the subadviser to the Fund.  Performance prior to that date reflects the performance of a previous subadviser.  However, Mr. Morey has served as the Fund's Portfolio Manager since the Fund's inception.  To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 20.17% (1st Quarter 2019)
Worst Quarter: -27.36% (3rd Quarter 2011)
Average Annual Total Returns as of 12/31/19
AMG Managers LMCG Small Cap Growth Fund	1 Year	5 Years	Since Inception
Class N Return Before Taxes	20.24%	4.75%	9.73% [1]
Class N Return After Taxes on Distributions	20.24%	4.75%	8.68% [1]
Class N Return After Taxes on Distributions and Sale of Fund Shares	11.98%	3.69%	7.42% [1]
Class I Return Before Taxes	20.53%	4.98%	7.94% [2]
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48%	9.34%	12.39% [1]
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48%	9.34%	10.57% [2]
[1]	Class N and Index performance shown reflects performance since the inception date of the Fund's Class N shares on November 3, 2010.
[2]	Class I and Index performance shown reflects performance since the inception date of the Fund's Class I shares on June 1, 2011.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as
401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
LMCG Investments, LLC
Portfolio Manager
Andrew Morey, CFA
Lead Portfolio Manager for small and
small/mid-cap growth investment strategies at LMCG;
Portfolio Manager of the Fund since 11/10.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Additional Investment Minimum
Class N and Class I (all accounts):  $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.

18	AMG Funds

Summary of The Funds

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	19

Summary of The Funds

AMG Managers Montag & Caldwell Growth Fund
Investment Objective
The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I
Management Fee	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.18%	None
Other Expenses[1]	0.29%	0.29%
Total Annual Fund Operating Expenses	1.17%	0.99%
[1]	Expense information has been restated to reflect current fees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$119	$372	$644	$1,420
Class I	$101	$315	$547	$1,213
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in common stocks, convertible preferred stocks, and convertible bonds. Montag & Caldwell, LLC, the subadviser to the Fund (“Montag & Caldwell” or the “Subadviser”), uses a bottom-up approach to stock selection and seeks high quality, well-established, large-cap companies that the Subadviser believes are growing their near-term earnings at an above average rate. The Fund defines a large-cap company as one having a market capitalization of $5 billion or more at the time of acquisition. The Subadviser emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:
•	Have a strong history of earnings growth
•	Be attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
•	Have strong balance sheets
•	Have a sustainable competitive advantage
•	Be currently, or have the potential to become, industry leaders
The Fund may invest in foreign securities (directly and through depositary receipts).
To manage risk, the Subadviser limits sector and individual security exposure, and adheres to a structured sell discipline.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions or in response to events that affect particular industries or companies.

20	AMG Funds

Summary of The Funds

Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology and consumer staples sectors may comprise a significant portion of the Fund's portfolio.  The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.  The consumer staples sector may be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, and government regulation, as well as the performance of the overall economy, interest rates, and consumer confidence.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad-based securities market index.  As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.  To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 14.18% (1st Quarter 2019)
Worst Quarter: -12.62% (4th Quarter 2018)
Average Annual Total Returns as of 12/31/19
AMG Managers Montag & Caldwell Growth Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	32.52%	10.59%	11.02%
Class N Return After Taxes on Distributions	29.87%	6.69%	8.16%
Class N Return After Taxes on Distributions and Sale of Fund Shares	21.11%	7.55%	8.45%
Class I Return Before Taxes	32.74%	10.83%	11.28%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39%	14.63%	15.22%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I shares will vary.

AMG Funds	21

Summary of The Funds

Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
Montag & Caldwell, LLC
Portfolio Managers
Andrew W. Jung, CFA
Managing Principal and Director of Investments at Montag & Caldwell;
Lead Portfolio Manager of the Fund since 01/19; Portfolio Manager of the Fund since 02/15.
Ronald E. Canakaris, CFA, CIC
Managing Principal and Strategist of Montag & Caldwell;
Portfolio Manager of the Fund since 11/94.
M. Scott Thompson, CFA
Managing Principal and Director of Research at Montag & Caldwell;
Portfolio Manager of the Fund since 01/19.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22	AMG Funds

Summary of The Funds

AMG Managers Pictet International Fund
Investment Objective
The Fund seeks to provide capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee[1]	0.67%	0.67%	0.67%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.39%	0.35%	0.25%
Total Annual Fund Operating Expenses	1.31%	1.02%	0.92%
Fee Waiver and Expense Reimbursements[2]	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.28%	0.99%	0.89%
[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.89% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2021. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$130	$412	$715	$1,576
Class I	$101	$322	$560	$1,245
Class Z	$ 91	$290	$506	$1,129
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests primarily in equity securities, principally common stocks, of non-U.S. companies. The Fund emphasizes companies whose principal activities are located in countries represented by the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index. Companies generally may be considered to have principal activities in a country if they are organized or headquartered in such country or their stock principally trades in markets located in such country. The Fund may invest to a more limited extent in other developed countries such as the United States or Canada. The Fund may also invest in securities of companies that are listed, or whose principal business activities are located in emerging market countries. The Fund may invest in companies of all sizes, including small- and mid-cap companies, and may invest in initial public offerings (“IPOs”).
Pictet Asset Management Limited, the subadviser to the Fund (“PAM” or the “Subadviser”), seeks to build a portfolio of companies that trade below their underlying (“intrinsic”) value at the time of purchase. To identify such stocks, the Subadviser’s investment process utilizes bottom-up fundamental analysis that focuses on future growth in cash generation and cash returns on the capital employed in the business. Because the portfolio is

AMG Funds	23

Summary of The Funds

focused on both growth and valuation, the portfolio has Growth at a Reasonable Price (“GARP”) characteristics. The Subadviser calculates an intrinsic value for candidate companies using complimentary long-term forecasting techniques, and to establish an investment thesis with clearly identified investment drivers. The Subadviser builds and maintains a portfolio that seeks to combine high conviction ideas, while diversifying their underlying investment drivers. The Fund’s regional and country allocations, industry sector allocations and market capitalization ranges are a result of the bottom-up selection process, and may result in the Fund holding a substantial amount of assets in a single country or geographic region. The Fund may purchase or sell foreign currencies to hedge against changes in the value of the U.S. dollar or to help protect the value of foreign securities that it purchases. The Subadviser adheres to a structured sell discipline by monitoring performance, target price levels, risk and the overall investment case of the stocks in the portfolio.
As of the date of this Prospectus, countries represented by the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions or in response to events that affect particular industries or companies.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.
Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.
GARP Style Risk— GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. The Fund’s performance may be adversely affected when stocks preferred by a GARP investing strategy underperform or are not favored by investors in prevailing market and economic conditions.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Hedging Risk—there is no guarantee that hedging strategies will be successful. For example, changes in the value of a hedging transaction may not completely offset changes in the value of the assets and liabilities being hedged. Hedging transactions involve costs and may result in losses.
IPO Risk—the prices of stocks purchased in initial public offerings (“IPOs”) can be very volatile and tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. The effect of IPOs on the Fund’s performance depends on a variety of factors.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the

24	AMG Funds

Summary of The Funds

future. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 13.72% (1st Quarter 2019)
Worst Quarter: -17.45% (4th Quarter 2018)
Average Annual Total Returns as of 12/31/19
AMG Managers Pictet International Fund	1 Year	5 Years	Since Inception
Class N Return Before Taxes	23.88%	6.46%	3.52% [1]
Class N Return After Taxes on Distributions	23.58%	5.38%	2.57% [1]
Class N Return After Taxes on Distributions and Sale of Fund Shares	15.03%	4.95%	2.62% [1]
Class I Return Before Taxes	24.25%	6.79%	3.81% [1]
Class Z Return Before Taxes	24.31%	—	1.30% [2]
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	22.01%	5.67%	4.10% [1]
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	22.01%	5.67%	4.18% [2]
[1]	Class N, Class I and Index performance shown reflects performance since the inception date of the Fund's Class N and Class I shares on April 14, 2014.
[2]	Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
Pictet Asset Management Limited
Portfolio Managers
Fabio Paolini, CFA
Co-Head of EAFE Equities at PAM;
Portfolio Manager of the Fund since 04/14.
Benjamin Beneche, CFA
Co-Head of EAFE Equities at PAM;
Portfolio Manager of the Fund since 04/14.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your

AMG Funds	25

Summary of The Funds

salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

26	AMG Funds

Summary of The Funds

AMG Managers Silvercrest Small Cap Fund
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.31%	0.31%	0.24%
Total Annual Fund Operating Expenses	1.46%	1.21%	1.14%
Fee Waiver and Expense Reimbursements[2]	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.40%	1.15%	1.08%
[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.08% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2021. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$143	$456	$792	$1,741
Class I	$117	$378	$659	$1,461
Class Z	$110	$356	$622	$1,381
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies. The Fund currently considers small-cap companies to be those with market capitalization at the time of acquisition within the range of capitalizations of companies in the Russell 2000® Value Index (between $50.3 million and $4.723 billion as of May 10, 2019, the date of the latest reconstitution of the Index (implemented by the Index June 28, 2019)). This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time. Silvercrest Asset Management Group, LLC, the subadviser to the Fund (“Silvercrest” or the “Subadviser”), invests in companies that it believes to be undervalued at the time of purchase. These companies typically possess, in the opinion of the Subadviser, one or more of the following attributes:
•	Business that results in relatively consistent longer-term earnings and cash flow growth

AMG Funds	27

Summary of The Funds

•	Franchise/asset value that may make the company attractive to potential acquirers
•	Cyclically depressed earnings and/or cash flow that has potential for improvement
•	A catalyst that will promote recognition of the company’s undervalued status
The Fund may also invest in securities of companies outside the small-cap range, preferred stock, convertible preferred stocks, convertible bonds and real estate investment trusts (“REITs”). The Subadviser employs a strategy of diversification, and adheres to a structured sell discipline.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions or in response to events that affect particular industries or companies.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the industrials and financials sectors may comprise a significant portion of the Fund's portfolio. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.  Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.

28	AMG Funds

Summary of The Funds

Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 12.39% (1st Quarter 2013)
Worst Quarter: -18.02% (4th Quarter 2018)
Average Annual Total Returns as of 12/31/19
AMG Managers Silvercrest Small Cap Fund	1 Year	5 Years	Since Inception
Class N Return Before Taxes	22.85%	6.92%	10.69% [1]
Class N Return After Taxes on Distributions	22.19%	5.61%	9.61% [1]
Class N Return After Taxes on Distributions and Sale of Fund Shares	13.99%	5.25%	8.54% [1]
Class I Return Before Taxes	23.19%	7.19%	10.98% [1]
Class Z Return Before Taxes	23.29%	—	2.69% [2]
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	22.39%	6.99%	10.94% [1]
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	25.52%	8.23%	12.07% [1]
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	22.39%	6.99%	3.84% [2]
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	25.52%	8.23%	6.60% [2]
[1]	Class N, Class I and Index performance shown reflects performance since the inception date of the Fund's Class N and Class I shares on December 27, 2011.
[2]	Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
Silvercrest Asset Management Group LLC
Portfolio Manager
Roger W. Vogel, CFA
Managing Director of Silvercrest;
Portfolio Manager of the Fund since 12/11.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG

AMG Funds	29

Summary of The Funds

Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

30	AMG Funds

Summary of The Funds

AMG River Road Dividend All Cap Value Fund
Investment Objective
The Fund seeks to provide high current income and, secondarily, long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.27%	0.25%	0.20%
Total Annual Fund Operating Expenses	1.12%	0.85%	0.80%
[1]	Expense information has been restated to reflect current fees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$114	$356	$617	$1,363
Class I	$ 87	$271	$471	$1,049
Class Z	$ 82	$255	$444	$ 990
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Fund invests at least 80% of its assets in equity securities. The Fund invests in a diversified, all-cap portfolio of income-producing equity securities with yields that River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), believes will exceed that of the Russell 3000 Value Index. The Fund invests primarily in dividend paying common stocks, publicly traded partnerships (“PTPs”), and real estate investment trusts (“REITs”). The Fund may also invest in foreign securities (directly and through depositary receipts), convertible preferred stocks, and royalty income trusts.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while reducing downside portfolio risk. The Subadviser uses systematic and dynamic proprietary research to analyze companies based on investment criteria such as one or more of the following:
•	High, growing dividend
•	Financial strength
•	Security price that is at a discount to assessed valuation as determined by the Subadviser’s unique and proprietary Absolute Value® approach
•	Attractive business model
•	Shareholder-oriented management
•	Undiscovered, underfollowed, misunderstood companies
To seek to manage risk, the Subadviser employs a structured sell discipline and a strategy of balanced diversification.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk

AMG Funds	31

Summary of The Funds

information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions or in response to events that affect particular industries or companies.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the consumer discretionary, industrials and financials sectors may comprise a significant portion of the Fund's portfolio. The consumer discretionary sector may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographic and consumer tastes, interest rates, and competitive pressures. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Master Limited Partnerships— investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industries in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries. In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.
PTP Risk— investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. PTPs are also subject to tax risk, which is the risk that PTPs may lose their partnership status for tax purposes. The Fund’s ability to make investments in certain PTPs, including master limited partnerships, can be limited by the Fund’s intention to qualify as a regulated investment company, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
Royalty Income Trust Risk— investing in royalty income trusts, which typically passively manage royalties and net working interests in oil-, gas- or mineral-producing properties

32	AMG Funds

Summary of The Funds

and rely on outside drilling or mining companies to extract the resources, involves certain risks not typically associated with investing in publicly traded companies. Royalty income trusts generally do not guarantee minimum distributions or return of capital. Royalty income trusts are also exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 13.84% (1st Quarter 2013)
Worst Quarter: -11.15% (4th Quarter 2018)
Average Annual Total Returns as of 12/31/19
AMG River Road Dividend All Cap Value Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	23.14%	7.20%	10.73%	—
Class N Return After Taxes on Distributions	20.73%	5.02%	8.89%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	15.36%	5.34%	8.56%	—
Class I Return Before Taxes	23.37%	7.47%	11.02%	—
Class Z Return Before Taxes	23.43%	—	—	7.97%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.26%	8.20%	11.71%	8.97%
[1]	Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
River Road Asset Management, LLC
Portfolio Managers
Henry W. Sanders, III, CFA
Executive Vice President of River Road;
Portfolio Manager of the Fund since 06/2005.
Thomas S. Forsha, CFA
Co-Chief Investment Officer of River Road;
Portfolio Manager of the Fund since 06/2007.
Andrew R. McIntosh, CFA
Associate Portfolio Manager of River Road;
Portfolio Manager of the Fund since 04/2018.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).

AMG Funds	33

Summary of The Funds

AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

34	AMG Funds

Summary of The Funds

AMG River Road Dividend All Cap Value Fund II
Investment Objective
The Fund seeks to provide long-term capital appreciation and high current income.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.24%	None	None
Other Expenses[1]	0.43%	0.39%	0.32%
Total Annual Fund Operating Expenses	1.27%	0.99%	0.92%
[1]	Expense information has been restated to reflect current fees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$129	$403	$697	$1,534
Class I	$101	$315	$547	$1,213
Class Z	$ 94	$293	$509	$1,131
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions the Fund invests at least 80% of its assets in equity securities. The Fund invests in a diversified, all-cap portfolio of income-producing equity securities, typically of companies with a market capitalization of at least $1 billion at the time of initial purchase. River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), seeks to obtain a portfolio yield that exceeds that of the Russell 3000 Value Index. The Fund invests primarily in dividend-paying common stocks, publicly traded partnerships (“PTPs”), and real estate investment trusts (“REITs”). The Fund may also invest in foreign securities (directly and through depositary receipts), convertible preferred stocks, and royalty income trusts.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while reducing downside portfolio risk. The Subadviser uses systematic and dynamic proprietary research to analyze companies based on investment criteria such as one or more of the following:
•	High, growing dividend
•	Financial strength
•	Security price that is at a discount to assessed valuation as determined by the Subadviser’s unique and proprietary Absolute Value® approach
•	Attractive business model
•	Shareholder-oriented management
•	Undiscovered, underfollowed, misunderstood companies
To seek to manage risk, the Subadviser employs a structured sell discipline and a strategy of balanced diversification.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk

AMG Funds	35

Summary of The Funds

information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions or in response to events that affect particular industries or companies.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the consumer discretionary, industrials and financials sectors may comprise a significant portion of the Fund's portfolio. The consumer discretionary sector may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographic and consumer tastes, interest rates, and competitive pressures. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Master Limited Partnerships— investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industries in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries. In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.
PTP Risk— investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. PTPs are also subject to tax risk, which is the risk that PTPs may lose their partnership status for tax purposes. The Fund’s ability to make investments in certain PTPs, including master limited partnerships, can be limited by the Fund’s intention to qualify as a regulated investment company, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
Royalty Income Trust Risk— investing in royalty income trusts, which typically passively manage royalties and net working interests in oil-, gas- or mineral-producing properties and rely on outside drilling or mining companies to extract the resources, involves certain risks not typically associated with investing in publicly traded companies. Royalty income trusts generally do not guarantee minimum distributions or return of capital. Royalty income trusts are also exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

36	AMG Funds

Summary of The Funds

Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 13.03% (1st Quarter 2013)
Worst Quarter: -11.15% (4th Quarter 2018)
Average Annual Total Returns as of 12/31/19
AMG River Road Dividend All Cap Value Fund II	1 Year	5 Years	Since Inception
Class N Return Before Taxes	23.09%	7.21%	10.57% [1]
Class N Return After Taxes on Distributions	21.02%	5.32%	8.90% [1]
Class N Return After Taxes on Distributions and Sale of Fund Shares	15.11%	5.43%	8.31% [1]
Class I Return Before Taxes	23.44%	7.50%	10.87% [1]
Class Z Return Before Taxes	23.60%	—	8.24% [2]
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.26%	8.20%	12.91% [1]
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.26%	8.20%	8.97% [2]
[1]	Class N, Class I and Index performance shown reflects performance since the inception date of the Fund's Class N and Class I shares on June 27, 2012.
[2]	Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
River Road Asset Management, LLC
Portfolio Managers
Henry W. Sanders, III, CFA
Executive Vice President of River Road;
Portfolio Manager of the Fund since 06/2012.
Thomas S. Forsha, CFA
Co-Chief Investment Officer of River Road;
Portfolio Manager of the Fund since 06/2012.
Andrew R. McIntosh, CFA
Associate Portfolio Manager of River Road;
Portfolio Manager of the Fund since 04/2018.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in

AMG Funds	37

Summary of The Funds

the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

38	AMG Funds

Summary of The Funds

AMG River Road Focused Absolute Value Fund
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.36%	0.36%	0.32%
Total Annual Fund Operating Expenses	1.21%	0.96%	0.92%
Fee Waiver and Expense Reimbursements[2]	(0.21)%	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.00%	0.75%	0.71%
[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.71% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2021. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$102	$363	$645	$1,447
Class I	$ 77	$285	$510	$1,159
Class Z	$ 73	$272	$489	$1,112
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
The Fund principally invests in a portfolio of equity securities of U.S. and non-U.S. companies and may invest in securities of all market capitalizations. Under normal conditions, the Fund intends to invest its assets in the equity securities of a limited number of issuers. In pursuing its investment strategy, the Fund will primarily invest in common stocks, real estate investment trusts (“REITs”) and publicly traded partnerships (“PTPs”), including, but not limited to, master limited partnerships (“MLPs”). The Fund may invest in non U.S. companies through depositary receipts or by directly investing in securities listed on foreign exchanges.
The investment philosophy of River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while reducing downside portfolio risk. The Subadviser uses systematic and dynamic proprietary research to analyze companies based on investment criteria such as one or more of the following:

AMG Funds	39

Summary of The Funds

•	Security price that is at a discount to assessed valuation as determined by the Subadviser’s unique and proprietary Absolute Value® approach
•	Attractive business model
•	Shareholder-oriented management
•	Financial strength
•	Undiscovered, underfollowed or misunderstood companies
In managing the Fund, the Subadviser employs an all-cap strategy that focuses on a limited number of securities representing the Subadviser’s “best ideas” across all of its core strategies. These “best ideas” are the result of the Subadviser’s risk/reward assessment, which is based on the Subadviser’s conviction about a company and opinion about the company’s discount to valuation.
To seek to manage risk, the Subadviser employs a structured sell discipline.
The Subadviser’s investment strategy is highly opportunistic and may result in high portfolio turnover.
The Fund is classified as non-diversified.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions or in response to events that affect particular industries or companies.
Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Master Limited Partnerships— investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industries in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries. In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.

40	AMG Funds

Summary of The Funds

PTP Risk— investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. PTPs are also subject to tax risk, which is the risk that PTPs may lose their partnership status for tax purposes. The Fund’s ability to make investments in certain PTPs, including master limited partnerships, can be limited by the Fund’s intention to qualify as a regulated investment company, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the consumer discretionary, industrials and financials sectors may comprise a significant portion of the Fund's portfolio. The consumer discretionary sector may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographic and consumer tastes, interest rates, and competitive pressures. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 15.21% (1st Quarter 2019)
Worst Quarter: -12.63% (4th Quarter 2018)
Average Annual Total Returns as of 12/31/19
AMG River Road Focused Absolute Value Fund	1 Year	Since Inception
Class N Return Before Taxes	34.25%	13.43% [1]
Class N Return After Taxes on Distributions	33.63%	11.23% [1]
Class N Return After Taxes on Distributions and Sale of Fund Shares	20.65%	9.70% [1]
Class I Return Before Taxes	34.69%	13.71% [1]
Class Z Return Before Taxes	34.71%	12.56% [2]
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.26%	10.18% [1]
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.26%	8.97% [2]
[1]	Class N, Class I and Index performance shown reflects performance since the inception date of the Fund's Class N and Class I shares on November 3, 2015.
[2]	Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
River Road Asset Management, LLC

AMG Funds	41

Summary of The Funds

Portfolio Managers
R. Andrew Beck
Chief Executive Officer of River Road;
Portfolio Manager of the Fund since 11/15.
Thomas S. Forsha, CFA
Co-Chief Investment Officer of River Road;
Portfolio Manager of the Fund since 11/15.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may
pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

42	AMG Funds

Summary of The Funds

AMG River Road Long-Short Fund
Investment Objective
The Fund seeks to provide absolute return while minimizing volatility over a full market cycle.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]
Dividend and Interest Expense on Short Sales	0.97%	0.97%	0.97%
Other Operating Expenses	0.76%	0.76%	0.68%
Total Other Expenses[1]	1.73%	1.73%	1.65%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	2.85%	2.60%	2.52%
Fee Waiver and Expense Reimbursements[3]	(0.41)%	(0.41)%	(0.41)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2,3]	2.44%	2.19%	2.11%
[1]	Expense information has been restated to reflect current fees.
[2]	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
[3]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.12% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total
Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2021. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$247	$844	$1,468	$3,147
Class I	$222	$770	$1,344	$2,904
Class Z	$214	$746	$1,304	$2,825
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 264% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its investment objective primarily by taking long and short positions in equity securities. River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), believes that a combination of long and short positions may provide positive returns through a complete market cycle and may offer reduced risk. The allocation between long and short positions is a result of the Subadviser’s fundamental investment process. The Fund does not intend to be market neutral and anticipates that it will normally hold a higher percentage of its assets in long positions (i.e., the Fund will be “net long”). The Fund’s long and short equity investments consist primarily of domestic common stock and real estate investment trusts (“REITs”) but may also include other types of equity securities such as foreign stock, preferred stock, convertible preferred stocks, publicly traded partnerships

AMG Funds	43

Summary of The Funds

(“PTPs”) and convertible bonds. The Fund may also take short positions in exchange-traded funds (“ETFs”). The Fund may use instruments such as options, futures and other index-based investments to manage its exposure between long and short positions. The use of derivative instruments, if any, is expected to consist primarily of put and call options on securities and securities indices. Cash is a residual of the investment process. When the Subadviser is unable to find investment opportunities that meet the Fund’s criteria, the Fund’s cash balances may increase. The Fund is classified as non-diversified.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while reducing downside portfolio risk. When the Fund takes a long position, it purchases a stock outright. The Fund takes long positions in securities that the Subadviser believes will rise in value. For long positions, the Subadviser seeks to identify companies it believes have certain characteristics including:
•	Security price that is at a discount to assessed valuation as determined by the Subadviser’s unique and proprietary Absolute Value® approach
•	Attractive business model
•	Shareholder-oriented management
•	Financial strength
•	Undiscovered, under-followed, misunderstood
The Fund takes short positions in securities that the Subadviser believes will go down in value. For short positions, the Subadviser seeks to identify companies it believes have certain characteristics including:
•	Challenged business model
•	Low price and earnings momentum
•	Financial weakness
•	Poor shareholder-orientation
•	Security price that is at a premium to assessed valuation as determined by the Subadviser’s unique and proprietary Absolute Value® approach
When the Fund takes a short position, it sells a security that it does not own at the current market price in anticipation that the market price will go down. To complete a short sale, the Fund must borrow the security from a broker or other counterparty, which may be the Fund’s custodian, to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security in the open market at the time of closing out the short sale. The price at such time may be more or less than at the time the security was sold short. Until the borrowed security is returned, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost to the Fund of taking the short position. The proceeds of the short sale will be retained by the broker or other counterparty to the extent necessary to meet margin requirements until the short position is closed.
The Fund’s net market exposure will fluctuate with market opportunities but will generally be between 10% and 90%. To seek to manage risk the Subadviser may use controls and techniques to systemically reduce market exposure upon the occurrence of certain trigger events.
The Subadviser’s investment process generally results in high portfolio turnover.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions or in response to events that affect particular industries or companies.
Short Sales Risk—a short sale of a security involves the theoretical risk of unlimited loss because of potential unlimited increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the consumer discretionary, communication services, and financials sectors may comprise a significant portion of the Fund's portfolio.  The consumer discretionary sector may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competitive pressures. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Companies in the communication services sector may be more susceptible to cybersecurity issues, such as

44	AMG Funds

Summary of The Funds

hacking, theft of proprietary or consumer information, or disruptions in service, than companies in other industries. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to develop new products and services that utilize new technology or to meet increasing competition. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Derivatives Risk—the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Exchange-Traded Fund Risk—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
High Cash Balance Risk— when the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Master Limited Partnerships— investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industries in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries. In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.
PTP Risk— investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. PTPs are also subject to tax risk, which is the risk that PTPs may lose their partnership status for tax purposes. The Fund’s ability to make investments in certain PTPs, including master limited partnerships, can be limited by the Fund’s intention to qualify as a regulated investment company, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in

AMG Funds	45

Summary of The Funds

the future. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 8.94% (1st Quarter 2019)
Worst Quarter: -4.39% (4th Quarter 2018)
Average Annual Total Returns as of 12/31/19
AMG River Road Long-Short Fund	1 Year	5 Years	Since Inception
Class N Return Before Taxes	22.25%	5.76%	6.08% [1]
Class N Return After Taxes on Distributions	18.84%	4.69%	5.05% [1]
Class N Return After Taxes on Distributions and Sale of Fund Shares	13.71%	4.22%	4.51% [1]
Class I Return Before Taxes	22.41%	6.00%	5.77% [2]
Class Z Return Before Taxes	22.56%	—	7.74% [3]
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	31.02%	11.24%	12.48% [1]
50% Russell 3000/50% ICE BofAML 0-3 Month U.S. Treasury Bill (reflects no deduction for fees, expenses, or taxes)	15.96%	6.25%	6.67% [1]
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	31.02%	11.24%	13.61% [2]
50% Russell 3000/50% ICE BofAML 0-3 Month U.S. Treasury Bill (reflects no deduction for fees, expenses, or taxes)	15.96%	6.25%	7.22% [2]
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	31.02%	11.24%	13.16% [3]
50% Russell 3000/50% ICE BofAML 0-3 Month U.S. Treasury Bill (reflects no deduction for fees, expenses, or taxes)	15.96%	6.25%	7.67% [3]
[1]	Class N and Index performance shown reflects performance since the inception date of the Fund's Class N shares on May 4, 2011.
[2]	Class I and Index performance shown reflects performance since the inception date of the Fund's Class I shares on March 4, 2013.
[3]	Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
River Road Asset Management, LLC
Portfolio Managers
Matthew W. Moran, CFA
Vice President and Portfolio Manager at River Road;
Portfolio Manager of the Fund since 05/11.
Daniel Johnson, CFA, CPA
Vice President and Portfolio Manager at River Road;
Portfolio Manager of the Fund since 03/12.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769

46	AMG Funds

Summary of The Funds

Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	47

Summary of The Funds

AMG River Road Small-Mid Cap Value Fund
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.24%	None	None
Other Expenses[1]	0.38%	0.37%	0.32%
Total Annual Fund Operating Expenses[2]	1.37%	1.12%	1.07%
Fee Waiver and Expense Reimbursements[3]	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2,3]	1.34%	1.09%	1.04%
[1]	Expense information has been restated to reflect current fees.
[2]	Total Annual Fund Operating Expenses have been restated to remove acquired fund fees and expenses to reflect the Fund’s current principal investment strategy.
[3]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.04% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2021. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$136	$431	$747	$1,644
Class I	$111	$353	$614	$1,360
Class Z	$106	$337	$587	$1,303
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies that River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), believes are undervalued. The Fund currently considers small- and mid-capitalization companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2500TM Index (between $152.3 million and $12.2 billion as of May 10, 2019, the date of the latest reconstitution of the Index (implemented by the Index June 28, 2019)). This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in securities of small- and mid-cap companies at any given time. Value investing involves buying stocks that the Subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in common stock of companies with market capitalizations that exceed that of the

48	AMG Funds

Summary of The Funds

Russell 2500TM Index at the time of acquisition, real estate investment trusts (“REITs”), convertible preferred stocks, and foreign securities (directly and through depositary receipts).
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while reducing downside portfolio risk. The Subadviser uses systematic and dynamic proprietary research to analyze companies based on investment criteria such as one or more of the following:
•	Security price that is at a discount to assessed valuation as determined by the Subadviser’s unique and proprietary Absolute Value® approach
•	Attractive business model
•	Shareholder-oriented management
•	Financial strength
•	Undiscovered, underfollowed or misunderstood companies
To seek to manage risk, the Subadviser employs a strategy of balanced diversification, and adheres to a structured sell discipline.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions or in response to events that affect particular industries or companies.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the consumer discretionary and industrials sectors may comprise a significant portion of the Fund's portfolio.  The consumer discretionary sector may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competitive pressures. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real

AMG Funds	49

Summary of The Funds

estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 15.85% (1st Quarter 2019)
Worst Quarter: -16.57% (4th Quarter 2018)
Average Annual Total Returns as of 12/31/19
AMG River Road Small-Mid Cap Value Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	32.38%	12.05%	12.19%	—
Class N Return After Taxes on Distributions	31.73%	9.44%	9.46%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	19.50%	8.89%	9.30%	—
Class I Return Before Taxes	32.61%	12.31%	12.48%	—
Class Z Return Before Taxes	32.86%	—	—	11.11%
Russell 2500TM Value Index (reflects no deduction for fees, expenses, or taxes)	23.56%	7.18%	11.25%	5.55%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	22.39%	6.99%	10.56%	3.84%
[1]	Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
River Road Asset Management, LLC
Portfolio Managers
James C. Shircliff, CFA
Senior Portfolio Manager of River Road;
Portfolio Manager of the Fund since 03/07.
R. Andrew Beck
Chief Executive Officer of River Road;
Portfolio Manager of the Fund since 03/07.
J. Justin Akin
Vice President and Portfolio Manager at River Road;
Portfolio Manager of the Fund since 03/12.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).

50	AMG Funds

Summary of The Funds

AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	51

Summary of The Funds

AMG River Road Small Cap Value Fund
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.32%	0.30%	0.22%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	1.38%	1.11%	1.03%
[1]	Expense information has been restated to reflect current fees.
[2]	Acquired Fund Fees and Expenses have been restated to reflect the Fund’s current principal investment strategy.
[3]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$140	$437	$755	$1,657
Class I	$113	$353	$612	$1,352
Class Z	$105	$328	$569	$1,259
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual
Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies that River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), believes are undervalued. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund currently considers small-cap companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2000® Index (between $152.3 million and $5.0 billion as of May 10, 2019, the date of the latest reconstitution of the Index (implemented by the Index June 28, 2019)). The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time. The Fund may also invest in mid-cap companies, which the Fund currently considers to be companies with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell Midcap® Index (between $2.4 billion and $35.5 billion as of May 10, 2019, the date of the latest reconstitution of the Index (implemented by the Index June 28, 2019)). These capitalization ranges will change over time. In addition, the Fund may invest in real estate investment trusts (“REITs”), convertible preferred stocks, and foreign securities (directly and through depositary receipts).
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while reducing downside portfolio risk. The Subadviser uses systematic and dynamic proprietary research to analyze companies based on investment criteria such as one or more of the following:
•	Security price that is at a discount to assessed valuation as determined by the Subadviser’s unique and proprietary Absolute Value® approach
•	Attractive business model
•	Shareholder-oriented management
•	Financial strength
•	Undiscovered, underfollowed or misunderstood companies
To seek to manage risk, the Subadviser employs a strategy of balanced diversification, and adheres to a structured sell discipline.

52	AMG Funds

Summary of The Funds

Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions or in response to events that affect particular industries or companies.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the industrials sector may comprise a significant portion of the Fund's portfolio. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 14.79% (1st Quarter 2019)
Worst Quarter: -15.83% (3rd Quarter 2011)

AMG Funds	53

Summary of The Funds

Average Annual Total Returns as of 12/31/19
AMG River Road Small Cap Value Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	29.67%	11.05%	11.24%	—
Class N Return After Taxes on Distributions	27.49%	8.58%	8.89%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	18.41%	8.14%	8.59%	—
Class I Return Before Taxes	30.15%	11.35%	11.52%	—
Class Z Return Before Taxes	30.17%	—	—	10.59%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	22.39%	6.99%	10.56%	3.84%
[1]	Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
River Road Asset Management, LLC
Portfolio Managers
James C. Shircliff, CFA
Senior Portfolio Manager of River Road;
Portfolio Manager of the Fund since 06/05.
R. Andrew Beck
Chief Executive Officer of River Road;
Portfolio Manager of the Fund since 06/05.
J. Justin Akin
Vice President and Portfolio Manager at River Road;
Portfolio Manager of the Fund since 03/12.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

54	AMG Funds

Additional Information About the Funds

AMG Managers DoubleLine Core Plus Bond Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; agency mortgage-backed securities; non-agency mortgage-backed securities; commercial mortgage-backed securities; asset-backed securities; foreign and domestic corporate bonds; fixed income securities issued by corporations, governments, government agencies, authorities or instrumentalities and supra-national organizations in foreign countries including emerging markets; Rule 144A securities (securities that may be sold pursuant to Rule 144A under the Securities Act of 1933); securities issued by municipalities; and other securities bearing fixed or variable interest rates of any maturity. To gain exposure to fixed income securities, the Fund may invest in other investment companies (including ETFs, open-end funds and closed-end funds) advised or subadvised by DoubleLine.
The Fund may invest in fixed income securities of any credit quality and may invest without limit in below investment grade securities (commonly known as “junk bonds”). The Subadviser generally intends to allocate below investment grade securities broadly across industries and issuers in an attempt to reduce the impact of negative events on an industry or issuer, although it may take more focused positions from time to time. Below investment grade securities are instruments that are rated BB+ or lower by S&P, rated Ba1 or lower by Moody’s, or the equivalent by any other NRSRO, or if unrated, of comparable quality in the opinion of the Subadviser. The Fund may invest up to 10% of its net assets in defaulted corporate securities. The Fund might do so, for example, where the Subadviser believes the restructured enterprise valuations or liquidation valuations may exceed current market values.
The Fund may also invest in inverse floaters, interest-only and principal-only securities and senior bank loans and assignments. To gain exposure to senior bank loans and assignments, the Fund may invest in other investment companies (including ETFs, open-end funds and closed-end funds) advised or subadvised by DoubleLine.
The Fund expects to have exposure to foreign currencies, either directly through its investments in bonds denominated in local currencies or through its investments in other investment companies advised or subadvised by DoubleLine. Such investment companies may gain exposure either through the local currencies of foreign issuers or by investing in currencies directly or currency-related instruments, such as forward contracts.
The Subadviser actively manages the portfolio’s asset class exposure using a top-down approach based on analysis of sector fundamentals. Primary sectors include government/municipals, high yield, global developed credit, international sovereign debt, emerging markets, and mortgage- and asset-backed. The Subadviser generally intends to rotate portfolio assets among sectors in various markets to attempt to maximize return. Individual securities within asset classes are selected using a bottom up approach.
The Subadviser seeks to control risk by generally taking into account the following considerations:
•	Security selection within a given asset class
•	Relative performance of the various market sectors and asset classes
•	The shape of the yield curve
•	Fluctuations in the overall level of interest rates
PORTFOLIO MANAGERS
Jeffrey E. Gundlach
Founder and Chief Executive Officer, and Portfolio Manager
Philip A. Barach
President and Portfolio Manager
Effective as of April 30, 2020, Mr. Barach will no longer serve as a portfolio manager of the Fund.
Luz M. Padilla
Portfolio Manager
Robert Cohen
Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

AMG Funds	55

Additional Information About the Funds

AMG Managers DoubleLine Core Plus Bond Fund (CONTINUED)
The Subadviser also monitors the duration of the securities held by the Fund to seek to mitigate exposure to interest rate risk. Under normal circumstances, the Subadviser seeks to maintain an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years. The duration of the Fund’s portfolio may vary materially from its target, from time to time, and there is no assurance that the duration of the Fund’s portfolio will meet its target.
Portfolio securities may be sold at any time. Sales may occur, for example, when the Subadviser perceives deterioration in the credit fundamentals of the issuer, believes there are negative macro political considerations that may affect the issuer, determines to take advantage of a better investment opportunity, or the individual security has reached the Subadviser’s sell target.
The Fund has adopted a non-fundamental policy pursuant to Rule 35d-1 under the 1940 Act. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. For purposes of this policy, the term “assets” means “net assets plus the amount of borrowings for investment purposes.”
The Fund may also invest in convertible securities, collateralized mortgage obligations, derivatives, and REITs.
The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Fund’s Subadviser, the Subadviser’s loss of confidence in the company’s management, the Subadviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.
The Fund may invest in ETFs. The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•	Looking to maximize total return from a diversified mix of bonds
•	Seeking an opportunity for additional investment income
•	Willing to accept moderate risk and potential for short term volatility
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. Effective September 29, 2017, the Fund established one additional share class: Class Z. The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1)

56	AMG Funds

Additional Information About the Funds

AMG Managers DoubleLine Core Plus Bond Fund (CONTINUED)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.61% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

AMG Funds	57

Additional Information About the Funds

AMG Managers Fairpointe ESG Equity Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
In selecting stocks, the Subadviser prefers investment in companies it deems to have strong ESG records and seeks to avoid those with inferior ESG records relative to the market and peers. The Fund incorporates certain ESG guidelines in the selection of individual securities and in portfolio construction. The Subadviser uses internal guidelines as well as third-party research and databases to evaluate and rank a company’s record with respect to each ESG component, and then establishes an overall ranking of the company’s ESG record. In establishing an overall ESG ranking for a company, the Subadviser places a greater emphasis on the governance component of ESG, as it believes that good governance can also lead to more responsible behavior in the social and environmental components of ESG. The Fund also seeks to monitor and advocate for ESG accountability of portfolio companies through proxy voting and shareholder engagement. The Subadviser further evaluates stocks for selection based on bottom-up fundamental analysis, favoring companies with strong business models, effective management, strong or improving balance sheets and attractive valuations. The number of issuers in which the Fund invests varies based on the Subadviser’s investment outlook for the Fund and so, from time to time, the Fund’s holdings may be focused on a smaller number of issuers than at other times.
The Subadviser takes a long-term approach to portfolio management, with a focus on maximizing after-tax returns. Once the Fund invests in a company, the Subadviser intends to monitor that company’s ESG record and, in some cases, the Fund may sell an investment in a company whose ESG ranking assigned by the Subadviser declines below that which it was at the time of purchase, even if the other investment fundamentals of the company are positive.
In addition to value criteria, the Subadviser looks for companies with the following characteristics:
•	Industry leaders with a focused business plan and the ability to grow their market share
•	Proven, effective management
The Fund typically expects to invest in companies having a market capitalization at the time of acquisition within the capitalization range of the Russell 1000 Index. The Fund may invest in equity securities outside of the capitalization range of the Russell 1000 Index (including small-cap companies), convertible securities (including convertible preferred stocks and convertible bonds), and foreign securities (directly and through American Depositary Receipts). To manage risk, the Subadviser employs a valuation discipline that attempts to purchase securities trading at a substantial discount to intrinsic value, limits position sizes and sector exposure, and adheres to a strong sell discipline.
The Fund has adopted a non-fundamental policy pursuant to Rule 35d-1 under the 1940 Act. Under normal conditions, the Fund will invest at least 80% of its assets in a select number of equity securities that the Subadviser believes to be trading at a significant discount to intrinsic value. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. For purposes of this policy, the term “assets” means “net assets plus the amount of borrowings for investment purposes.”
The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Fund’s Subadviser, the Subadviser’s loss of confidence in the company’s management, the Subadviser’s belief that
PORTFOLIO MANAGERS
Thyra E. Zerhusen
Co-Founder, Chief Executive Officer,
Chief Investment Officer and Portfolio Manager
Frances E. Tuite
Portfolio Manager
Bryan M. Washkowiak
Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

58	AMG Funds

Additional Information About the Funds

AMG Managers Fairpointe ESG Equity Fund (CONTINUED)
another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•	Looking to gain exposure to high quality U.S. companies
•	Seeking long-term total return through capital appreciation
•	Willing to accept short-term volatility of returns
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart is for Class N shares of the Fund. Class I shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I shares are subject to different expenses than Class N shares, Class I share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.82% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

AMG Funds	59

Additional Information About the Funds

AMG Managers Fairpointe Mid Cap Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund currently considers mid-cap companies to be those with market capitalizations at the time of acquisition within the capitalization range of the Russell Midcap® Index. The Subadviser selects stocks based on bottom-up fundamental analysis.
Important investment criteria include:
•	Focused business franchise with ability to grow market share
•	Attractive valuation
•	Low relative leverage
•	Experienced management
The Subadviser takes a long-term approach with a focus on maximizing after-tax returns.
The Fund may invest in mid- and small-cap stocks, convertible preferred stocks, and foreign securities (directly and through depositary receipts). The Fund may purchase put options on securities held in the Fund’s portfolio.
The Fund also may invest in convertible securities, corporate debt securities, derivatives, fixed income securities, preferred stocks, Rule 144A securities, and U.S. government securities, including U.S. government agency securities. In an effort to manage risk, the Subadviser employs a valuation discipline that limits downside risk, position sizes and sector exposure, and the Subadviser adheres to a structured sell discipline.
The Fund has adopted a non-fundamental policy pursuant to Rule 35d-1 under the 1940 Act. Under normal conditions, the Fund invests at least 80% of its assets in stocks of mid-cap companies with an improving revenue and earnings growth outlook. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. For purposes of this policy, the term “assets” means “net assets plus the amount of borrowings for investment purposes.”
The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Fund’s Subadviser, the Subadviser’s loss of confidence in the company’s management, the Subadviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•	Looking to further diversify a portfolio with exposure to high-quality mid-cap companies
•	Seeking long-term capital appreciation
PORTFOLIO MANAGERS
Thyra E. Zerhusen
Co-Founder, Chief Executive Officer,
Chief Investment Officer, and Portfolio Manager
Marie L. Lorden
Co-Founder and Portfolio Manager
Frances E. Tuite
Portfolio Manager
Brian M. Washkowiak
Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

60	AMG Funds

Additional Information About the Funds

AMG Managers Fairpointe Mid Cap Fund (CONTINUED)
•	Willing to accept short-term volatility of returns
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the indices shown in the table. Effective September 29, 2017, the Fund established one additional share class: Class Z. The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
The Investment Manager has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.82% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

AMG Funds	61

Additional Information About the Funds

AMG Managers LMCG Small Cap Growth Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund currently defines small-cap companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2000® Growth Index. The Subadviser seeks to achieve above average risk-adjusted returns by identifying unrecognized growth potential. The Subadviser utilizes a fundamental bottom-up security selection process to identify characteristics such as: revenue growth, margin expansion, surprise potential and strong balance sheets. The focus of the fundamental research process is to evaluate whether growth may be durable and sustainable, as well as to conduct due diligence on the key drivers identified by the Subadviser for each security. The final step in the process applies a valuation framework to each security that meets the criteria of the fundamental research process.
To seek to manage risk, the Subadviser limits position sizes, employs a strategy of diversification, and adheres to a structured sell discipline based on fundamental drivers and company valuations.
The Fund has adopted a non-fundamental policy pursuant to Rule 35d-1 under the 1940 Act. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. For purposes of this policy, the term “assets” means “net assets plus the amount of borrowings for investment purposes.”
The Fund may invest in IPOs, REITs, ETNs, foreign securities through depositary receipts, and mid-cap stocks, including companies with a market capitalization up to $10 billion at the time of acquisition.
The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Fund’s Subadviser, the Subadviser’s loss of confidence in the company’s management, the Subadviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.
The Fund may invest in ETFs. The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•	Looking to gain exposure to small-cap stocks
•	Seeking long-term capital appreciation
Portfolio Manager
Andrew Morey, CFA
Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

62	AMG Funds

Additional Information About the Funds

AMG Managers LMCG Small Cap Growth Fund (CONTINUED)
•	Willing to accept short-term volatility of returns
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart is for Class N shares of the Fund. Class I shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I shares are subject to different expenses than Class N shares, Class I share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.03% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

AMG Funds	63

Additional Information About the Funds

AMG Managers Montag & Caldwell Growth Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in common stocks, convertible preferred stocks, and convertible bonds. The Subadviser uses a bottom-up approach to stock selection and seeks high quality, well-established, large-cap companies that the Subadviser believes are growing their near-term earnings at an above average rate. The Fund defines a large-cap company as one having a market capitalization of $5 billion or more at the time of acquisition. The Subadviser emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:
•	Have a strong history of earnings growth
•	Be attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
•	Have strong balance sheets
•	Have a sustainable competitive advantage
•	Be currently, or have the potential to become, industry leaders
To manage risk, the Subadviser limits sector and individual security exposure, and adheres to a structured sell discipline.
The Fund may also invest in corporate debt securities, derivatives, fixed income securities, foreign securities (directly and through depositary receipts), Rule 144A securities, and U.S. government securities, including U.S. government agency securities.
The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Fund’s Subadviser, the Subadviser’s loss of confidence in the company’s management, the Subadviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•	Seeking long-term capital appreciation and current income
•	Looking to gain exposure to growth-oriented high quality U.S. large cap companies by investing primarily in common stocks and convertible securities
•	Willing to accept short term volatility of returns
PORTFOLIO MANAGERS
Andrew W. Jung, CFA
Managing Principal and Director of Investments and Lead Portfolio Manager
Ronald E. Canakaris, CFA, CIC
Managing Principal and Strategist and Portfolio Manager
M. Scott Thompson, CFA
Managing Principal and Director of Research and Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

64	AMG Funds

Additional Information About the Funds

AMG Managers Montag & Caldwell Growth Fund (CONTINUED)
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities. However, because Class I shares are subject to different expenses than Class N shares, Class I share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
The Investment Manager has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.92% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

AMG Funds	65

Additional Information About the Funds

AMG Managers Pictet International Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests primarily in equity securities, principally common stocks, of non-U.S. companies. The Fund emphasizes companies whose principal activities are located in countries represented by the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index. Companies generally may be considered to have principal activities in a country if they are organized or headquartered in such country or their stock principally trades in markets located in such country. The Fund may invest to a more limited extent in other developed countries such as the United States or Canada. The Fund may also invest in securities of companies that are listed, or whose principal business activities are located in emerging market countries. The Fund may invest in companies of all sizes, including small- and mid-cap companies, and may invest in IPOs.
The Subadviser seeks to build a portfolio of companies that trade below their underlying (“intrinsic”) value at the time of purchase. To identify such stocks, the Subadviser’s investment process utilizes bottom-up fundamental analysis that focuses on future growth in cash generation and cash returns on the capital employed in the business. Because the portfolio is focused on both growth and valuation, the portfolio has Growth at a Reasonable Price (“GARP”) characteristics. The Subadviser calculates an intrinsic value for candidate companies using complimentary long-term forecasting techniques, and to establish an investment thesis with clearly identified investment drivers. The Subadviser builds and maintains a portfolio that seeks to combine high conviction ideas, while diversifying their underlying investment drivers. The Fund’s regional and country allocations, industry sector allocations and market capitalization ranges are a result of the bottom-up selection process, and may result in the Fund holding a substantial amount of assets in a single country or geographic region. The Fund may purchase or sell foreign currencies to hedge against changes in the value of the U.S. dollar or to help protect the value of foreign securities that it purchases.
The Subadviser adheres to a structured sell discipline by monitoring performance, target price levels, risk and the overall investment case of the stocks in the portfolio.
As of the date of this Prospectus, countries represented by the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
The Fund may also invest in depositary receipts of foreign securities, derivatives, ETNs, preferred stocks, REITs, and Rule 144A securities.
The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Fund’s Subadviser, the Subadviser’s loss of confidence in the company’s management, the Subadviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.
The Fund may invest in ETFs. The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional
PORTFOLIO MANAGERS
Fabio Paolini, CFA
Co-Head of EAFE Equities
and Portfolio Manager
Benjamin Beneche, CFA
Co-Head of EAFE Equities
and Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

66	AMG Funds

Additional Information About the Funds

AMG Managers Pictet International Fund (CONTINUED)
expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•	Seeking long-term capital appreciation
•	Looking to further diversify with exposure to non-U.S. equities
•	Willing to accept short-term volatility of returns
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are authorized to pay up to 0.15% and 0.10%, respectively, in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. Effective September 29, 2017, the Fund established one additional share class: Class Z. The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.89% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

AMG Funds	67

Additional Information About the Funds

AMG Managers Silvercrest Small Cap Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund currently considers small-cap companies to be those with market capitalization at the time of acquisition within the range of capitalizations of companies in the Russell 2000® Value Index. The Subadviser invests in companies that it believes to be undervalued at the time of purchase. These companies typically possess, in the opinion of the Subadviser, one or more of the following attributes:
•	Business that results in relatively consistent longer-term earnings and cash flow growth
•	Franchise/asset value that may make the company attractive to potential acquirers
•	Cyclically depressed earnings and/or cash flow that has potential for improvement
•	A catalyst that will promote recognition of the company’s undervalued status
The Fund may also invest in foreign securities, securities of companies outside the small-cap range, preferred stock, convertible preferred stocks, convertible bonds, REITs, and Rule 144A securities. The Subadviser employs a strategy of diversification, and adheres to a structured sell discipline.
The Fund has adopted a non-fundamental policy pursuant to Rule 35d-1 under the 1940 Act. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. For purposes of this policy, the term “assets” means “net assets plus the amount of borrowings for investment purposes.”
The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Fund’s Subadviser, the Subadviser’s loss of confidence in the company’s management, the Subadviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•	Seeking long-term capital appreciation
•	Looking to gain exposure to U.S. small cap stocks
•	Willing to accept short-term volatility of returns
Portfolio Manager
Roger W. Vogel, CFA
Managing Director and Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

68	AMG Funds

Additional Information About the Funds

AMG Managers Silvercrest Small Cap Fund (CONTINUED)
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the indices shown in the table. Effective September 29, 2017, the Fund established one additional share class: Class Z. The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.08% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

AMG Funds	69

Additional Information About the Funds

AMG River Road Dividend All Cap Value Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its assets in equity securities. The Fund invests in a diversified, all-cap portfolio of income-producing equity securities with yields that the Subadviser believes will exceed that of the Russell 3000 Value Index. The Fund invests primarily in dividend paying common stocks, PTPs, and REITs. The Fund may also invest in foreign securities (directly and through depositary receipts), convertible preferred stocks, and royalty income trusts.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while reducing downside portfolio risk.
The Subadviser uses systematic and dynamic proprietary research to analyze companies based on investment criteria such as one or more of the following:
•	High, growing dividend
•	Financial strength
•	Security price that is at a discount to assessed valuation as determined by the Subadviser’s unique and proprietary Absolute Value® approach
•	Attractive business model
•	Shareholder-oriented management
•	Undiscovered, underfollowed, misunderstood companies
To seek to manage risk, the Subadviser employs a structured sell discipline and a strategy of balanced diversification.
The Fund may also invest in derivatives, fixed income securities, Rule 144A securities, and U.S. government securities, including U.S. government agency securities.
The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Fund’s Subadviser, the Subadviser’s loss of confidence in the company’s management, the Subadviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•	Seeking high current income and long-term capital appreciation
•	Looking to gain exposure to high-quality U.S. companies of all sizes
PORTFOLIO MANAGERS
Henry W. Sanders, III, CFA
Executive Vice President and Portfolio Manager
Thomas S. Forsha, CFA
Co-Chief Investment Officer and Portfolio Manager
Andrew McIntosh, CFA
Associate Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

70	AMG Funds

Additional Information About the Funds

AMG River Road Dividend All Cap Value Fund (CONTINUED)
•	Willing to accept short-term volatility of returns
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. Effective September 29, 2017, the Fund established one additional share class: Class Z. The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
The Investment Manager has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.99% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

AMG Funds	71

Additional Information About the Funds

AMG River Road Dividend All Cap Value Fund II
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions the Fund invests at least 80% of its assets in equity securities. The Fund invests in a diversified, all-cap portfolio of income-producing equity securities, typically of companies with a market capitalization of at least $1 billion at the time of initial purchase. The Subadviser seeks to obtain a portfolio yield that exceeds that of the Russell 3000 Value Index. The Fund invests primarily in dividend-paying common stocks, PTPs, and REITs. The Fund may also invest in foreign securities (directly and through depositary receipts), convertible preferred stocks, and royalty income trusts.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while reducing downside portfolio risk.
The Subadviser uses systematic and dynamic proprietary research to analyze companies based on investment criteria such as one or more of the following:
•	High, growing dividend
•	Financial strength
•	Security price that is at a discount to assessed valuation as determined by the Subadviser’s unique and proprietary Absolute Value® approach
•	Attractive business model
•	Shareholder-oriented management
•	Undiscovered, underfollowed, misunderstood companies
To seek to manage risk, the Subadviser employs a structured sell discipline and a strategy of balanced diversification.
The Fund may also invest in derivatives, fixed income securities, Rule 144A securities, and U.S. government securities, including U.S. government agency securities.
The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Fund’s Subadviser, the Subadviser’s loss of confidence in the company’s management, the Subadviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•	Seeking high current income and long-term capital appreciation
PORTFOLIO MANAGERS
Henry W. Sanders, III, CFA
Executive Vice President and Portfolio Manager
Thomas S. Forsha, CFA
Co-Chief Investment Officer and Portfolio Manager
Andrew McIntosh, CFA
Associate Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

72	AMG Funds

Additional Information About the Funds

AMG River Road Dividend All Cap Value Fund II (CONTINUED)
•	Looking to gain exposure to high-quality U.S. companies with a market cap of at least $1 billion
•	Willing to accept short-term volatility of returns
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. Effective September 29, 2017, the Fund established one additional share class: Class Z. The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
The Investment Manager has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.99% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

AMG Funds	73

Additional Information About the Funds

AMG River Road Focused Absolute Value Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund principally invests in a portfolio of equity securities of U.S. and non-U.S. companies and may invest in securities of all market capitalizations. In pursuing its investment strategy, the Fund will primarily invest in common stocks, REITs and PTPs, including, but not limited to, MLPs. The Fund may invest in non-U.S. companies through depositary receipts or by directly investing in securities listed on foreign exchanges.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while reducing downside portfolio risk.
The Subadviser uses systematic and dynamic proprietary research to analyze companies based on criteria such as one or more of the following:
•	Security price that is at a discount to assessed valuation as determined by the Subadviser’s unique and proprietary Absolute Value® approach
•	Attractive business model
•	Shareholder-oriented management
•	Financial strength
•	Undiscovered, underfollowed or misunderstood companies
In managing the Fund, the Subadviser employs an all-cap strategy that focuses on a limited number of securities representing the Subadviser’s “best ideas” across all of its core strategies. These “best ideas” are the result of the Subadviser’s risk/reward assessment, which is based on the Subadviser’s conviction about a company and opinion about the company’s discount to valuation.
To seek to manage risk, the Subadviser employs a structured sell discipline.
The Subadviser’s investment strategy is highly opportunistic.
The Fund is classified as non-diversified. Under normal conditions, the Fund intends to invest its assets in the equity securities of a limited number of issuers.
The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Fund’s Subadviser, the Subadviser’s loss of confidence in the company’s management, the Subadviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•	Seeking long-term capital appreciation
•	Looking to gain exposure to high-quality U.S. companies of all sizes
•	Willing to accept short-term volatility of returns
PORTFOLIO MANAGERS
R. Andrew Beck
Chief Executive Officer and
Portfolio Manager
Thomas S. Forsha, CFA
Co-Chief Investment Officer and Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

74	AMG Funds

Additional Information About the Funds

AMG River Road Focused Absolute Value Fund (CONTINUED)
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. Effective September 29, 2017, the Fund established one additional share class: Class Z. The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.71% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

AMG Funds	75

Additional Information About the Funds

AMG River Road Long-Short Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective primarily by taking long and short positions in equity securities. The Fund’s Subadviser believes that a combination of long and short positions may provide positive returns through a complete market cycle and may offer reduced risk. The allocation between long and short positions is a result of the Subadviser’s fundamental investment process. The Fund does not intend to be market neutral and anticipates that it will normally hold a higher percentage of its assets in long positions (i.e., the Fund will be “net long”). The Fund’s long and short equity investments consist primarily of domestic common stock and REITs but may also include other types of equity securities such as foreign stock, preferred stock, convertible preferred stocks, PTPs and convertible bonds. The Fund may also take short positions in ETFs. The Fund may use instruments such as options, futures and other index-based investments to manage its exposure between long and short positions. The use of derivative instruments, if any, is expected to consist primarily of put and call options on securities and securities indices. Cash is a residual of the investment process. When the Subadviser is unable to find investment opportunities that meet the Fund’s criteria, the Fund’s cash balances may increase. The Fund is classified as non-diversified.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while reducing downside portfolio risk. When the Fund takes a long position, it purchases a stock outright. The Fund takes long positions in securities that the Subadviser believes will rise in value.
For long positions, the Subadviser seeks to identify companies it believes have certain characteristics including:
•	Security price that is at a discount to assessed valuation as determined by the Subadviser’s unique and proprietary Absolute Value® approach
•	Attractive business model
•	Shareholder-oriented management
•	Financial strength
•	Undiscovered, under-followed, misunderstood
The Fund takes short positions in securities that the Subadviser believes will go down in value. For short positions, the Subadviser seeks to identify companies it believes have certain characteristics including:
•	Challenged business model
•	Low price and earnings momentum
•	Financial weakness
•	Poor shareholder-orientation
•	Security price that is at a premium to assessed valuation as determined by the Subadviser’s unique and proprietary Absolute Value® approach
When the Fund takes a short position, it sells a security that it does not own at the current market price in anticipation that the market price will go down. To complete a short sale, the Fund must borrow the security from a broker or other counterparty, which may be the Fund’s custodian, to make delivery to the buyer. The Fund is then obligated to replace the borrowed
PORTFOLIO MANAGERS
Matthew W. Moran, CFA
Portfolio Manager
Daniel Johnson, CFA, CPA
Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

76	AMG Funds

Additional Information About the Funds

AMG River Road Long-Short Fund (CONTINUED)
security by purchasing the security in the open market at the time of closing out the short sale. The price at such time may be more or less than at the time the security was sold short. Until the borrowed security is returned, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost to the Fund of taking the short position. The proceeds of the short sale will be retained by the broker or other counterparty to the extent necessary to meet margin requirements until the short position is closed.
The Fund’s net market exposure will fluctuate with market opportunities but will generally be between 10% and 90%. To seek to manage risk the Subadviser may use controls and techniques to systemically reduce market exposure upon the occurrence of certain trigger events.
The Fund may also invest in depositary receipts of foreign securities, ETNs, and royalty income trusts.
The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Fund’s Subadviser, the Subadviser’s loss of confidence in the company’s management, the Subadviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•	Seeking absolute returns while minimizing volatility over a full market cycle
•	Looking for reduced correlation to traditional long only style investments
•	Interested in owning high quality U.S. stocks the Fund's Subadviser expects to increase in value and shorting stocks the Fund's Subadviser expects to decrease in value
•	Willing to accept short term volatility of returns
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the indices shown in the table. Effective September 29, 2017, the Fund established one additional share class: Class Z. The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.12% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV

AMG Funds	77

Additional Information About the Funds

AMG River Road Long-Short Fund (CONTINUED)
Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

78	AMG Funds

Additional Information About the Funds

AMG River Road Small-Mid Cap Value Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund currently considers small- and mid-capitalization companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2500™ Index. Value investing involves buying stocks that the Subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in common stock of companies with market capitalizations that exceed that of the Russell 2500™ Index at the time of acquisition, REITs, convertible preferred stocks, and foreign securities (directly and through depositary receipts).
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while reducing downside portfolio risk.
The Subadviser uses systematic and dynamic proprietary research to analyze companies based on investment criteria such as one or more of the following:
•	Security price that is at a discount to assessed valuation as determined by the Subadviser’s unique and proprietary Absolute Value® approach
•	Attractive business model
•	Shareholder-oriented management
•	Financial strength
•	Undiscovered, underfollowed or misunderstood companies
To seek to manage risk, the Subadviser employs a strategy of balanced diversification, and adheres to a structured sell discipline.
The Fund may also invest in other convertible securities, derivatives, preferred stocks, royalty income trusts, Rule 144A securities, and U.S. government securities, including U.S. government agency securities.
The Fund has adopted a non-fundamental policy pursuant to Rule 35d-1 under the 1940 Act. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies that the Subadviser believes are undervalued. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•	Seeking long-term capital appreciation
•	Looking to gain exposure to U.S. small and mid cap, value-oriented stocks
•	Willing to accept short-term volatility of returns
PORTFOLIO MANAGERS
James C. Shircliff, CFA
Portfolio Manager
R. Andrew Beck
Chief Executive Officer and Portfolio Manager
J. Justin Akin
Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

AMG Funds	79

Additional Information About the Funds

AMG River Road Small-Mid Cap Value Fund (CONTINUED)
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.04% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the indices shown in the table. The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

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Additional Information About the Funds

AMG River Road Small Cap Value Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund currently considers small-cap companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2000® Index. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in mid-cap companies, which the Fund currently considers to be companies with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell Midcap® Index. In addition, the Fund may invest in REITs, convertible preferred stocks, and foreign securities (directly and through depositary receipts).
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while reducing downside portfolio risk.
The Subadviser uses systematic and dynamic proprietary research to analyze companies based on investment criteria such as one or more of the following:
•	Security price that is at a discount to assessed valuation as determined by the Subadviser’s unique and proprietary Absolute Value® approach
•	Attractive business model
•	Shareholder-oriented management
•	Financial strength
•	Undiscovered, underfollowed or misunderstood companies
To seek to manage risk, the Subadviser employs a strategy of balanced diversification, and adheres to a structured sell discipline.
The Fund may also invest in derivatives, preferred stocks, Rule 144A securities, and U.S. government securities, including U.S. government agency securities.
The Fund has adopted a non-fundamental policy pursuant to Rule 35d-1 under the 1940 Act. Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies that the Subadviser believes are undervalued. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. For purposes of this policy, the term “assets” means “net assets plus the amount of borrowings for investment purposes.”
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•	Seeking long-term capital appreciation
•	Looking to gain exposure to U.S. small cap, value-oriented stocks
•	Willing to accept short-term volatility of returns
PORTFOLIO MANAGERS
James C. Shircliff, CFA
Portfolio Manager
R. Andrew Beck
Chief Executive Officer and Portfolio Manager
J. Justin Akin
Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

AMG Funds	81

Additional Information About the Funds

AMG River Road Small Cap Value Fund (CONTINUED)
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations, if any, in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

82	AMG Funds

Additional Information About the Funds

Summary of the Funds’ Principal Risks
This section presents more detailed information about each Fund’s risks as described in the Fund’s summary section of the Prospectus. The risks are described in alphabetical order and not in the order of importance or potential exposure. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to a Fund. A Fund may not be subject to all of the risks below, and not all Funds invest in the types of instruments mentioned. Please see each Fund’s summary section for a description of that Fund’s principal risks and the types of instruments in which that Fund invests. All Funds could be subject to additional risks because the types of investments they make and market conditions may change over time.
All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds.

	AMG Managers DoubleLine Core Plus Bond Fund	AMG Managers Fairpointe ESG Equity Fund	AMG Managers Fairpointe Mid Cap Fund	AMG Managers LMCG Small Cap Growth Fund
Affiliated Fund Risk	X
Asset-Backed and Mortgage-Backed Securities Risk	X
Call Risk	X
Convertible Securities Risk		X	X
Credit and Counterparty Risk	X
Currency Risk	X	X	X
Debt Securities Risk	X
Defaulted and Distressed Securities Risk	X
Derivatives Risk	X
Emerging Markets Risk	X
ESG Investing Risk		X
Exchange-Traded Fund Risk				X
Exchange-Traded Note Risk				X
Focused Investment Risk		X
Foreign Investment Risk	X	X	X	X
GARP Style Risk
Growth Stock Risk		X	X	X
Hedging Risk
High Cash Balance Risk
High Portfolio Turnover Risk	X			X
High Yield Risk	X
Interest Rate Risk	X
Inverse Floating Rate Securities Risk	X
Investment Company Risk	X
IPO Risk				X
Large-Capitalization Stock Risk
Liquidity Risk	X	X	X	X
Management Risk	X	X	X	X
Market Risk	X	X	X	X
Master Limited Partnerships
Municipal Market Risk	X
Non-Diversified Fund Risk
Policy Risk	X
PTP Risk

AMG Funds	83

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
	AMG Managers DoubleLine Core Plus Bond Fund	AMG Managers Fairpointe ESG Equity Fund	AMG Managers Fairpointe Mid Cap Fund	AMG Managers LMCG Small Cap Growth Fund
Real Estate Industry Risk				X
Royalty Income Trust Risk
Rule 144A Securities Risk	X
Sector Risk		X	X	X
Senior Loans Risk	X
Short Sales Risk
Small- and Mid-Capitalization Stock Risk		X	X	X
U.S. Government Securities Risk	X
Value Stock Risk		X	X

	AMG Managers Montag & Caldwell Growth Fund	AMG Managers Pictet International Fund	AMG Managers Silvercrest Small Cap Fund	AMG River Road Dividend All Cap Value Fund
Affiliated Fund Risk
Asset-Backed and Mortgage-Backed Securities Risk
Call Risk
Convertible Securities Risk	X		X	X
Credit and Counterparty Risk
Currency Risk	X	X		X
Debt Securities Risk
Defaulted and Distressed Securities Risk
Derivatives Risk
Emerging Markets Risk		X
ESG Investing Risk
Exchange-Traded Fund Risk
Exchange-Traded Note Risk
Focused Investment Risk		X
Foreign Investment Risk	X	X		X
GARP Style Risk		X
Growth Stock Risk	X	X
Hedging Risk		X
High Cash Balance Risk
High Portfolio Turnover Risk
High Yield Risk
Interest Rate Risk
Inverse Floating Rate Securities Risk
Investment Company Risk
IPO Risk		X
Large-Capitalization Stock Risk	X
Liquidity Risk	X	X	X	X
Management Risk	X	X	X	X
Market Risk	X	X	X	X
Master Limited Partnerships				X
Municipal Market Risk
Non-Diversified Fund Risk

84	AMG Funds

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
	AMG Managers Montag & Caldwell Growth Fund	AMG Managers Pictet International Fund	AMG Managers Silvercrest Small Cap Fund	AMG River Road Dividend All Cap Value Fund
Policy Risk
PTP Risk				X
Real Estate Industry Risk			X	X
Royalty Income Trust Risk				X
Rule 144A Securities Risk
Sector Risk	X		X	X
Senior Loans Risk
Short Sales Risk
Small- and Mid-Capitalization Stock Risk		X	X	X
U.S. Government Securities Risk
Value Stock Risk		X	X	X

	AMG River Road Dividend All Cap Value Fund II	AMG River Road Focused Absolute Value Fund	AMG River Road Long-Short Fund	AMG River Road Small-Mid Cap Value Fund	AMG River Road Small Cap Value Fund
Affiliated Fund Risk
Asset-Backed and Mortgage-Backed Securities Risk
Call Risk
Convertible Securities Risk	X		X	X	X
Credit and Counterparty Risk
Currency Risk	X	X	X	X	X
Debt Securities Risk
Defaulted and Distressed Securities Risk
Derivatives Risk			X
Emerging Markets Risk
ESG Investing Risk
Exchange-Traded Fund Risk			X
Exchange-Traded Note Risk
Focused Investment Risk		X
Foreign Investment Risk	X	X	X	X	X
GARP Style Risk
Growth Stock Risk
Hedging Risk
High Cash Balance Risk			X
High Portfolio Turnover Risk		X	X
High Yield Risk
Interest Rate Risk
Inverse Floating Rate Securities Risk
Investment Company Risk
IPO Risk
Large-Capitalization Stock Risk
Liquidity Risk	X	X	X	X	X
Management Risk	X	X	X	X	X
Market Risk	X	X	X	X	X
Master Limited Partnerships	X	X	X

AMG Funds	85

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
	AMG River Road Dividend All Cap Value Fund II	AMG River Road Focused Absolute Value Fund	AMG River Road Long-Short Fund	AMG River Road Small-Mid Cap Value Fund	AMG River Road Small Cap Value Fund
Municipal Market Risk
Non-Diversified Fund Risk		X	X
Policy Risk
PTP Risk	X	X	X
Real Estate Industry Risk	X	X	X	X	X
Royalty Income Trust Risk	X
Rule 144A Securities Risk
Sector Risk	X	X	X	X	X
Senior Loans Risk
Short Sales Risk			X
Small- and Mid-Capitalization Stock Risk	X	X	X	X	X
U.S. Government Securities Risk
Value Stock Risk	X	X	X	X	X
Affiliated fund RISK
A Subadviser is subject to a potential conflict of interest in determining whether to invest a Fund’s assets in an underlying fund managed by the Subadviser, and the Subadviser may have an economic or other incentive to make or retain an investment in an affiliated fund in lieu of other investments that may also be appropriate for a Fund.
Asset-Backed and Mortgage-Backed Securities Risk
Asset-backed and mortgage-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables, or in the case of mortgage-backed securities, a pool of mortgages. A Fund’s investments in asset-backed or mortgage-backed securities are subject to the risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default to a greater extent than many other types of fixed income investments. Some of these securities may have additional risk because they may receive little or no collateral protection from the underlying assets.
call RISK
Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. The increased likelihood of a call may reduce the security’s price. If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
convertible securities RISK
Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Credit and Counterparty Risk
An issuer of bonds, ETNs or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations. To the extent a Fund has significant exposure to a counterparty under a derivatives contract (or multiple derivatives contracts), this risk may be particularly pronounced for the Fund. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. Actual or perceived changes in a company’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S& P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.
Currency RISK
The value of foreign investments denominated in a foreign currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the value of the foreign currency drops relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by

86	AMG Funds

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Adverse currency fluctuations are an added risk to foreign investments. To the extent a Fund invests directly in non-U.S. currencies, or in securities that trade in, or receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s exposure to non-U.S. currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.
Debt SECURITIES RISK
The value of a debt security may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of a Fund’s fixed income securities to decrease, an adverse impact on the liquidity of a Fund’s fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by a Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
DEfaulted and distressed Securities RISK
Defaulted securities are securities on which a principal or interest payment is not made when due and involves the risk of the uncertainty of repayment. Because the issuer of defaulted securities is in default and is likely to be in distressed financial condition, the repayment of defaulted securities and obligations of other distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Distressed securities might be repaid only after lengthy workout, bankruptcy or similar proceedings, during which the issuer might not make any interest or other payments. Since there is typically substantial uncertainty concerning the outcome of such proceedings, there is a high degree of risk of loss, including loss of the entire investment. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.
DERIVATIVES RISK
ETNs, options, swaps, futures, forwards and other derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates, or indices, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. Derivative transactions typically involve leverage and may be highly volatile. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets, rates or indices underlying them. Some derivatives are also subject to credit and counterparty risk in that a counterparty may fail to honor its contract terms, causing a loss for the Fund. Government regulation of derivative instruments may limit or prevent the Fund from using such instruments as part of its investment strategies or result in materially increasing costs in using such instruments, which could adversely affect the Fund.
EMERGING MARKETS RISK
Investments in emerging markets involve all of the risks of foreign investments (see below), and also have additional risks. The markets of developing countries may be more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.
ESG Investing RISK
Applying the AMG Managers Fairpointe ESG Equity Fund’s ESG investment criteria, which may result in the selection or exclusion of securities of certain issuers for reasons other than performance, carries the risk that the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or

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values of any particular investor. In evaluating a company, the Subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Subadviser to incorrectly assess a company’s ESG practices. Socially responsible norms differ by region, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time. The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer. In addition, as a result of the Subadviser’s engagement activities, the Fund may purchase securities of issuers that do not currently engage in ESG practices to the Subadviser’s satisfaction, in an effort to improve such issuer’s ESG practices. Successful application of the Fund’s ESG investment strategy and the Subadviser’s engagement efforts will depend on the Subadviser’s skill in properly identifying and analyzing material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful.
Exchange-Traded Fund Risk
Funds that invest in ETFs may be subject to risk. ETFs are generally investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustee fees, operating expenses, registration fees, and marketing expenses, and a Fund that invests in ETFs will bear a proportionate share of such fees and expenses. As a result, an investment by a Fund in an ETF could lead to higher operating expenses and lower performance than if the Fund were to invest directly in the securities underlying the ETF. In addition, a Fund will be indirectly exposed to all of the risks of securities held by the ETF, including the risks that an ETF’s returns may not match the returns of the underlying index.
Exchange-Traded Note Risk
The Fund invests in ETNs, which are notes representing unsecured debt of the issuer whose returns are linked to a particular index. ETNs held by the Fund are typically linked to the performance of a commodities index that reflects the potential return on leveraged and unleveraged investments in futures contracts of physical commodities, plus interest that could be earned on cash collateral, and minus the issuer’s fee. The value of an ETN may be influenced by fluctuations in the values of the underlying assets or instruments, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying markets, changes in applicable interest rates, and changes in the issuer’s credit rating. A fund that invests in ETNs will bear any fees and expenses associated with an investment in ETNs, which will reduce the amount of return on investment at maturity or redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity. There are no periodic interest payments for ETNs and principal is not protected. It may be difficult for the Fund to sell its ETN holdings. Investments in ETNs may also subject the Fund to other risks, including credit and counterparty risk, interest rate risk, leverage risk and tax risk.
FOCUSED INVESTMENT RISK
To the extent a Fund invests a significant portion of its assets in a relatively small number of securities, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s net asset value may be more volatile and the Fund may involve more risk than a fund that invests in a more diverse investment portfolio. Changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a great adverse impact on a Fund’s net asset value.
Foreign Investment Risk
Investments in foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. The value of foreign investments may be adversely affected by changes in the political or social conditions, taxation, including confiscatory or withholding taxes, diplomatic relations, embargoes, economic sanctions, tariffs, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other restrictions and tax regulations in foreign countries, which risks also apply to investments traded on a U.S. securities exchange that are issued by companies with significant exposure to foreign countries. Foreign investments trade with less frequency and volume than U.S. investments and, therefore, may have greater price volatility. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign investments can perform differently from U.S. investments.
garp style Risk
GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. Because different types of stocks go in and out of favor with investors depending on prevailing market and economic conditions, a Fund’s performance may be adversely affected when stocks preferred by a GARP investing strategy underperform.
GROWTH STOCK RISK
The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.

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Hedging Risk
The decision as to whether and to what extent a Fund will engage in hedging transactions to hedge against such risks as credit and counterparty risk, currency risk, interest rate risk and market risk will depend on a number of factors, including prevailing market conditions, the composition of the Fund and the availability of suitable transactions.  There can be no assurance that a Fund's hedging strategies will be successful. For example, changes in the value of a hedging transaction may not completely offset changes in the value of the assets and liabilities being hedged. Hedging transactions involve costs and may result in losses.
HIGH cash balance RISK
When a Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.
HIGH portfolio turnover RISK
The Funds may engage in active and frequent trading of portfolio securities. A portfolio turnover rate greater than 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These costs related to increased portfolio turnover may adversely affect Fund performance, and the sale of securities by the Fund may increase a shareholder’s tax liability.
HIGH YIELD RISK
Funds that invest in below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity and market risk than a fund that invests in higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Below investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.
INTEREST RATE RISK
Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. Interest rate risk is generally higher for investments with longer maturities or durations. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a particular bond, debt security or portfolio, and is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of one year would be expected to fall approximately 1% and a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by one percentage point, the share price of a fund with an average duration of one year would be expected to rise approximately 1% and the share price of a fund with an average duration of five years would be expected to rise by about 5%. During periods of increasing interest rates, a Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
INverse floating rate securities risK
Inverse floating rate securities (“inverse floaters”) are derivative debt instruments that pay interest at rates that generally vary inversely with specified short-term interest rates, meaning the interest payment received on inverse floaters generally will decrease when short-term interest rates increase. An investment in inverse floaters involves risks that are distinct from those presented by an investment in other debt securities. Inverse floaters are derivatives that involve leverage. Accordingly, an inverse floater will typically experience greater price volatility than a fixed-rate obligation of similar credit quality, which could magnify a Fund’s gains or losses. The markets for inverse floaters may be less developed and have less liquidity than the markets of more traditional fixed income securities. Inverse floaters have greater interest rate risk and a higher degree of volatility than more traditional fixed income securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments.
INvestment company RISK
The risks of investing in other investment companies, including ETFs, open-end funds and closed-end funds, typically reflect the risks of the types of securities in which those investment companies invest. The market value returns of closed-end funds and ETFs may lag their returns at net asset value. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.
IPO RISK
The prices of securities purchased in IPOs can be very volatile and tend to fluctuate more widely than securities of companies that have been publicly traded for a longer period of time. Securities purchased in IPOs generally do not have a trading history, and information about the issuers of such securities may be available for very limited periods. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund’s asset base increases, IPOs often have a diminished effect on the Fund’s performance.

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LARGE-CAPITALIZATION STOCK RISK
Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
LIQUIDITY RISK
Liquidity risk is the risk that a Fund may not be able to dispose of investments or close out derivatives transactions readily at favorable times or prices or may have to sell them at a loss. For example, investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as a rising interest rate environment. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments.
ManagEment RISK
The Funds are subject to management risk because they are actively managed investment portfolios. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause a Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. Each Fund’s Subadviser will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired result. To the extent a Fund’s Subadviser uses quantitative analyses or models, any imperfections, errors or limitations in such analyses or models could affect the Fund’s performance or the ability of the Subadviser to implement its strategies. In particular, with respect to limitations in such analyses or models, the analyses and models may make simplifying assumptions that limit their effectiveness, may appear to explain prior market data but fail to predict future market events, and may use data that is inaccurate or does not include the most recent information about a company or a security.
MARKET RISK
Market prices of investments held by a Fund may fall rapidly or unpredictably and will rise and fall due to economic, political, or market conditions or perceptions, government actions, geopolitical events, or in response to events that affect particular industries, geographies, or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments, although under certain market conditions fixed income investments may have comparable or greater price volatility. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.
Master Limited partnerships
Master limited partnerships are limited partnerships in which ownership interests are publicly traded. Master limited partnerships typically own interests in properties or businesses related to the oil and gas industries, although they may own other types of investments. Investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industries in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries. In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in a PTP, including a master limited partnership, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such master limited partnership directly. If such distributions do not so qualify, a non-corporate shareholder will generally be subject to a higher effective tax rate on any such amounts received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would receive if the shareholder invested directly in a master limited partnership.
Municipal market RISK
Factors unique to the municipal bond market may negatively affect the value of a Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. A Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Such defaults may occur, for example, when municipalities that have issued bonds are not able to meet interest or principal payments when such payments come due. Actual or perceived changes in the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund.

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Some municipal obligations carry additional risk. For example, they may be difficult to trade or their interest payments may be tied only to a specific stream of revenues. Since some municipal obligations may be secured or guaranteed by banks and other financial institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and price that normally prevails in the market.
NON-DIVERSIFIED FUND RISK
Funds that are non-diversified can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund than a diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence. Notwithstanding a Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. A Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.
POLICy RISK
In response to the global financial crisis of 2007 to 2009 and continued economic weakness in many parts of the world, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken unprecedented steps to stabilize and support financial markets, reduce the costs of borrowing and increase the availability of short-term liquidity. Many of these efforts remain in place. The withdrawal of this support, including an increase in interest rates in the United States or elsewhere, or investor perceptions that this support may be withdrawn, could cause an increase in volatility in certain financial markets or constrict the availability of credit and liquidity, which could adversely affect the value and liquidity of certain securities.
pTp Risk
Investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. A Fund’s ability to make investments in certain PTP’s, including master limited partnerships, can be limited by the Fund’s intention to qualify as a regulated investment company, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in a PTP, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such PTP directly. If such distributions do not so qualify, a non-corporate shareholder will generally be subject to a higher effective tax rate on any such amounts received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would receive if the shareholder invested directly in a PTP.
REAL ESTATE INDUSTRY RISK
The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws that could negatively affect their value. These factors may reduce the value of the Fund's investments in REITs and the real estate industry. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations, and some REITs may have limited diversification. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code. Pursuant to proposed regulations on which the Funds may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described in the SAI, are treated as qualified REIT dividends in the hands of non-corporate shareholders. See “Certain U.S. Federal Income Tax Matters – REITs” in the SAI for further details.
Royalty income trust Risk
Investing in royalty income trusts, which typically passively manage royalties and net working interests in oil-, gas- or mineral-producing properties and rely on outside drilling or mining companies to extract the resources, involves certain risks not typically associated with investing in publicly traded companies. Royalty income trusts generally do not guarantee minimum distributions or return of capital. If the assets underlying a royalty income trust do not perform as expected, the trust may reduce or eliminate distributions, which will significantly impair the value of an investment in the trust.

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Royalty income trusts are also exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.
Rule 144a securities Risk
Rule 144A securities are restricted securities that can be purchased only by qualified institutional buyers, as defined under the Securities Act of 1933, as amended. Investing in Rule 144A securities may reduce the liquidity of a Fund’s investments in the event that an adequate trading market does not exist for these securities. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities, and a Fund may be unable to sell the security at the desired time or price, if at all. The purchase price and subsequent valuation of Rule 144A securities normally reflect a discount, which may be significant, from the market price of comparable unrestricted securities for which a liquid trading market exists. A Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.
SECTOR RISK
Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. Stocks in the health care sector may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures. The consumer discretionary sector may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competitive pressures. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations. The consumer staples sector may be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, and government regulation, as well as the performance of the overall economy, interest rates, and consumer confidence. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Companies in the communication services sector may be more susceptible to cybersecurity issues, such as hacking, theft of proprietary or consumer information, or disruptions in service, than companies in other industries. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to develop new products and services that utilize new technology or to meet increasing competition.
Senior loans Risk
Senior loans are typically not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. An economic downturn generally leads to a higher delinquency rate, and a senior loan may lose significant value before a default occurs. In addition, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. There can be no assurance that liquidation of such collateral would satisfy in full the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. No active trading market may exist for certain senior loans, which may impair the ability of a fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.
SHORT SALES RISK
Selling securities short creates the risk of losing an amount greater than the amount invested. A short sale of a security involves the theoretical risk of unlimited loss because of potential unlimited increases in the market price of the security sold short. A Fund’s use of short sales, in certain circumstances, can result in significant losses. To the extent a Fund engages in short sales of securities it does not own, it might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when such sales are unfavorable. To the extent a Fund engages in short sales of securities it does own, it may have to deliver such securities to meet its short sale delivery obligations at a time when it would not have otherwise divested itself of such securities. Certain regulatory authorities have imposed, and may in the future impose, restrictions on short selling, which may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.
SMALL- AND MID-CAPITALIZATIOn stock RISK
The stocks of small- and mid-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in small- and mid-capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.

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U.S. GOVERNMENT SECURITIES RISK
Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as FNMA, FHLMC, and FHLBs, are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The value and liquidity of U.S. Government securities may be affected adversely by changes in the ratings of those securities.
VALUE STOCK RISK
Value stocks present the risk that a stock may decline in price or never reach what the Subadviser believes is its full market value, either because the market fails to recognize what the Subadviser considers to be the company’s true business value or because the Subadviser overestimates the company’s true business value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.

Other Important Information About the Funds and their Investment Strategies and Risks

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Funds' Statement of Additional Information, dated March 1, 2020, as supplemented from time to time (the “SAI”).
INVESTMENT OBJECTIVES
Each Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
TEMPORARY DEFENSIVE MEASURES
From time to time, each Fund may invest a portion of its assets in money market securities, repurchase agreements, cash, or cash equivalents as a temporary defensive measure in response to adverse market, economic, political or other conditions. These temporary defensive measures may be inconsistent with each Fund’s investment objective and principal investment strategies. Each Fund may not be able to achieve its stated investment objective while taking these defensive measures.
PORTFOLIO TURNOVER
Each Fund may sell any security when it believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. This may result in active and frequent trading of portfolio securities. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.
PORTFOLIO HOLDINGS
A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds' SAI, which is available on the Funds' website at www.amgfunds.com.

Fund Management

Each Fund is a series of AMG Funds IV, a Delaware statutory trust (the “Trust”). The Trust is part of the AMG Funds Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.
The Investment Manager, located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida, 33401. The Investment Manager serves as investment manager and administrator to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadviser to each Fund. The Distributor, a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor. Except for distribution and shareholder service (12b-1) fees, the Distributor receives no compensation from the Funds for its services as distributor.
Additional information regarding other accounts managed by the Portfolio Managers, their compensation and ownership of Fund shares is available in the Funds’ SAI.
A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreements with respect to the Funds between the Investment

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Fund Management (CONTINUED)
Manager and the Subadvisers is available in the Funds’ Annual Report to Shareholders for the fiscal year ended October 31.
Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”), each Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of each Fund and selects and recommends to the Funds’ Board of Trustees investment subadvisers to manage each Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Funds’ Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated subadvisers for the Funds. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.
amg managers doubleline core plus bond FUND
DoubleLine Capital LP (“DoubleLine”), 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071, was founded in December 2009 by Mr. Jeffrey Gundlach and other key members of DoubleLine’s investment team, and is majority-owned by DoubleLine employees. As of December 31, 2019, DoubleLine managed approximately $148.7 billion in assets.
AMG Managers DoubleLine Core Plus Bond Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.45% of the average daily net assets of the Fund. The Investment Manager, in turn, pays DoubleLine a portion of this fee for its services as Subadviser. DoubleLine will waive a portion of the subadvisory fee in an amount equal to the fee earned by DoubleLine from an affiliated fund that is attributable to the Fund’s assets invested in the affiliated fund, if any, and the Investment Manager will waive a portion of its management fee equal to the amount waived by DoubleLine. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
amg managers fairpointe ESG Equity fund
amg managers fairpointe Mid cap fund
Fairpointe Capital LLC (“Fairpointe”), One North Franklin, Suite 3300, Chicago, Illinois 60606, was founded in 2011. Fairpointe is 100% owned by its employees. As of December 31, 2019, Fairpointe managed approximately $1.3 billion in assets.
AMG Managers Fairpointe ESG Equity Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Fairpointe a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
AMG Managers Fairpointe Mid Cap Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund for the first $100,000,000 of assets under management, 0.65% for the next $300,000,000 and 0.60% on amounts in excess of $400,000,000. The Investment Manager, in turn, pays Fairpointe a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
amg managers lmcg small cap growth FUND
LMCG Investments, LLC, 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, was founded in August 2000. LMCG is a board-managed limited liability company owned by its employees and Royal Bank of Canada (“RBC”). LMCG operates independently of RBC, a publicly held Canadian bank. As of December 31, 2019, LMCG managed approximately $7.7 billion in assets.
AMG Managers LMCG Small Cap Growth Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays LMCG a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
amg managers montag & caldwell growth fund
Montag & Caldwell, LLC (and its predecessor) (“Montag & Caldwell”), 3455 Peachtree Road, NE, Suite 1500, Atlanta, Georgia 30326, was founded in 1945. As of December 31, 2019, Montag & Caldwell managed approximately $2.4 billion in assets.
AMG Managers Montag & Caldwell Growth Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund for the first $800,000,000 of assets under management, 0.50% for amounts in excess of $800,000,000 up to $6,000,000,000, 0.45% on amounts in excess of $6,000,000,000 up to $12,000,000,000 and 0.40% on amounts in excess of $12,000,000,000. The Investment Manager, in turn, pays Montag & Caldwell a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.

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Fund Management (CONTINUED)
amg managers pictet international FUND
Pictet Asset Management Limited (“PAM”), 120 London Wall, London EC2Y 5ET, United Kingdom, is part of the Pictet Group, founded in Geneva in 1805. As of December 31, 2019, PAM managed approximately $208.3 billion in assets.
AMG Managers Pictet International Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.67% of the average daily net assets of the Fund. The Investment Manager, in turn, pays PAM a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
amg managers silvercrest small cap fUND
Silvercrest Asset Management Group LLC (“Silvercrest”), 1330 Avenue of the Americas, 38th Floor, New York, New York 10019, was founded in 2002. Silvercrest is wholly-owned by Silvercrest L.P. The General Partner of Silvercrest L.P. is publicly-held Silvercrest Asset Management Group Inc. As of September 30, 2019, Silvercrest’s discretionary assets under management totaled approximately $17.544 billion.
AMG Managers Silvercrest Small Cap Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Silvercrest a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
amg river road dividend all cap value fund
amg river road dividend all cap value fund ii
amg river road focused absolute value fund
amg river road long-short fund
amg river road Small-mid cap value fund
amg river road small cap value fund
River Road Asset Management, LLC (“River Road”), Meidinger Tower, 462 South Fourth Street, Suite 2000, Louisville, Kentucky 40202, was founded in 2005. AMG holds an indirect, majority equity interest in River Road, and members of River Road’s senior management team hold a substantial minority equity interest in the firm. As of December 31, 2019, River Road managed approximately $6.7 billion in assets.
Each of AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.60%, 0.60%, 0.60%, 0.85%, 0.75% and 0.80%, respectively, of the average daily net assets of each Fund. The Investment Manager, in turn, pays River Road a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.

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Portfolio Management
The following provides information about the individual portfolio manager(s) who are either individually (for Funds with one portfolio manager) or jointly and primarily (for Funds with more than one portfolio manager) responsible for the day-to-day management of the Funds.
AMG Managers DoubleLine Core Plus Bond Fund
Jeffrey E. Gundlach	Lead Portfolio Manager since the Fund’s inception in July 2011. Mr. Gundlach is lead portfolio manager of the DoubleLine Core Plus Fixed Income investment strategy. Mr. Gundlach is the founder of DoubleLine and has been Chief Executive Officer and Chief Investment Officer of DoubleLine since its inception in December 2009. For the five-year period prior to founding DoubleLine, Mr. Gundlach was Chief Investment Officer and Group Managing Director for Trust Company of the West (“TCW”). He was also President and Chief Investment Officer for TCW Asset Management Company.
Philip A. Barach	Portfolio Manager since the Fund’s inception in July 2011. Mr. Barach is President of DoubleLine since its inception in December 2009. As part of the Fund’s portfolio management team, Mr. Barach assists in overseeing the implementation of the Fund’s overall strategy. For the five-year period prior to founding DoubleLine, Mr. Barach was Group Managing Director at TCW, where he partnered with Mr. Gundlach to manage over $70 billion in fixed income assets. Effective as of April 30, 2020, Mr. Barach will no longer serve as a portfolio manager of the Fund.
Luz M. Padilla	Portfolio Manager since the Fund’s inception in July 2011. Ms. Padilla is portfolio manager of DoubleLine since January 2010. As part of the Fund’s portfolio management team, Ms. Padilla manages the emerging markets fixed income portion of the Fund’s portfolio. For the five-year period prior to joining DoubleLine, Ms. Padilla was a Managing Director at TCW.
Robert Cohen	Portfolio Manager since September 2016. Mr. Cohen became director of DoubleLine’s Global Developed Credit team in September 2016. He joined DoubleLine in 2012 where he has served as a portfolio manager within the Global Developed Credit team. As part of the Fund’s portfolio management team, Mr. Cohen manages the developed credit portion of the Fund’s portfolio. For the five-year period prior to joining DoubleLine, Mr. Cohen was a senior credit analyst at West Gate Horizons Advisors (including its predecessor ING Capital Advisors).
AMG Managers Fairpointe ESG Equity Fund
Thyra E. Zerhusen	Co-Portfolio Manager of the AMG Managers Fairpointe ESG Equity Fund since the Fund’s inception in December 2014. Ms. Zerhusen is the principal founder, CEO and Chief Investment Officer of Fairpointe. Prior to founding Fairpointe in 2011, Ms. Zerhusen was the Chief Investment Officer of Mid Cap Equities at Optimum Investment Advisors beginning in October 2003. From April 1999 to September 2003 she was on the investment team of Talon Asset Management. She has a Diplom Ingenieur from the Swiss Federal Institute of Technology and an MA in Economics from the University of Illinois.
Frances E. Tuite, CFA	Co-Portfolio Manager of AMG Managers Fairpointe ESG Equity Fund since March 2018. Ms. Tuite serves as a member of the Investment Team. Prior to joining Fairpointe in 2017, she worked as a portfolio manager at RMB Capital Management from 2006 to 2017. Ms. Tuite holds the CFA designation.
Brian M. Washkowiak, CFA	Co-Portfolio Manager of AMG Managers Fairpointe ESG Equity Fund since April 2019. Mr. Washkowiak serves as a member of the Investment Team. His responsibilities include investment research and portfolio management. Mr. Washkowiak has 23 years of experience in the financial industry. Prior to joining Fairpointe in 2015, he managed a hedge fund at BW Opportunity Partners, LP, focusing on small and mid-cap investments. Mr. Washkowiak spent thirteen years as a research analyst and portfolio manager at Talon Asset Management, Inc. and was a member of the investment committee. At Talon, Mr. Washkowiak worked with Ms. Zerhusen as an analyst and assistant portfolio manager on the mid-cap strategy. Mr. Washkowiak received a B.A. in Finance from Illinois State University and holds the CFA designation.
AMG Managers Fairpointe Mid Cap Fund
Thyra E. Zerhusen	Lead Portfolio Manager of the AMG Managers Fairpointe Mid Cap Fund since May 1999. Please see above.
Marie L. Lorden	Co-Portfolio Manager of the AMG Managers Fairpointe Mid Cap Fund, Ms. Lorden has served as a Research Analyst of the Fund since September 2003 and as a Portfolio Manager of the Fund since March 2009. Ms. Lorden is a co-founder of Fairpointe and serves as a member of the Investment Team. Her responsibilities include investment research and portfolio management. Ms. Lorden has 23 years of experience in the financial industry. Prior to co-founding Fairpointe in 2011, Ms. Lorden served on this strategy as a member of the Mid Cap Investment Team at Optimum Investment Advisors for over 7 years. Previously, Ms. Lorden held positions specializing in equity product analysis with Zurich Insurance Group, Driehaus Capital Management, and The Burridge Group where she worked with Ms. Zerhusen on a mid-cap strategy. Ms. Lorden received a BS from Elmhurst College and an MBA from the Keller Graduate School of Management.

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Fund Management (CONTINUED)
Brian M. Washkowiak, CFA	Co-Portfolio Manager of the AMG Managers Fairpointe Mid Cap Fund, Mr. Washkowiak has served as a Research Analyst of the Fund since January 2015 and as Portfolio Manager of the Fund since February 2016. Please see above.
Frances E. Tuite, CFA	Co-Portfolio Manager of AMG Managers Fairpointe Mid Cap Fund since April 2019. Please see above.
AMG Managers LMCG Small Cap Growth Fund
Andrew Morey, CFA	Portfolio Manager of AMG Managers LMCG Small Cap Growth Fund since the Fund’s inception in November 2010. Mr. Morey, portfolio manager for LMCG’s Small-and Small/Mid-Cap Growth investment strategies, joined LMCG in February 2012. Mr. Morey has 28 years of investment management experience and prior to joining LMCG, he served as portfolio manager at Crosswind Investments, LLC for Crosswind’s Small-and Small/Mid-Cap investment strategies. Previously, Mr. Morey was the founder and a portfolio manager of Tartan Partners, LLC from 2005 to 2007. Prior to Tartan Partners, Mr. Morey worked at State Street Research & Management as a portfolio manager, and at Gabelli & Co. as a research analyst. Mr. Morey has a BA from Vanderbilt University and an MBA from Columbia Business School and holds the CFA designation.
AMG Managers Montag & Caldwell Growth Fund
Andrew W. Jung, CFA	Lead Portfolio Manager of the Fund since January 2019; Portfolio Manager since February 2015. Mr. Jung is a Managing Principal and Director of Investments at Montag & Caldwell. Mr. Jung joined Montag & Caldwell in 2001 as a research analyst. Prior to joining Montag & Caldwell, he was an analyst at Strong Capital Management, following the financial services sector for several large-cap growth funds, and at the Robinson-Humphrey Company in Atlanta, where he followed banks and thrifts. He has a BA from Marquette University and an MBA from Emory University, and holds the CFA designation. His professional affiliations include the CFA Institute and the CFA Society Atlanta.
Ronald E. Canakaris, CFA, CIC	Portfolio Manager since the Fund’s inception in November 1994. Mr. Canakaris is Managing Principal and Strategist of Montag & Caldwell. Mr. Canakaris has been with the firm since 1972 and is responsible for developing the firm’s investment process. He has a BS and a BA from the University of Florida and holds the CFA designation. His professional affiliations include the CFA Institute and the CFA Society Atlanta.
M. Scott Thompson, CFA	Portfolio Manager of the Fund since January 2019. Mr. Thompson is Managing Principal and Director of Research and a security analyst at Montag & Caldwell. Mr. Thompson joined Montag & Caldwell in 1992 upon graduating from the University of the South with a BA in Economics. He has an MBA from Emory University and holds the CFA designation. His professional affiliations include the CFA Institute and the CFA Society Atlanta, for which he formerly served as trustee.
AMG Managers Pictet International Fund
Fabio Paolini, CFA	Portfolio Manager since the Fund’s inception in April 2014. Mr. Paolini joined PAM in 1997 and is Co-Head of EAFE Equities, with a specific focus on Europe. He is also overall Head of PAM’s Europe/EAFE group. Mr. Paolini graduated with a degree in Economics from the University of Siena in Italy. He obtained a CFPI/AZEK in 1996 and is a CFA charterholder.
Benjamin Beneche, CFA	Portfolio Manager since the Fund’s inception in April 2014. Mr. Beneche joined PAM in 2008 and is Co-Head of EAFE Equities, with a specific focus on the Asia and Pacific region. He graduated from the University of York with a first class honours degree in Economics and Economic History. Mr. Beneche is also a CFA charterholder.
AMG Managers Silvercrest Small Cap Fund
Roger W. Vogel, CFA	Portfolio Manager since the Fund’s inception in December 2011. Mr. Vogel is a Managing Director of Silvercrest and has been the lead portfolio manager for Silvercrest’s value equity investment strategies, including its small cap investment strategy, since he joined Silvercrest in April of 2002. Prior to Silvercrest, Mr. Vogel was a Managing Director at Credit Suisse Asset Management where he co-managed both small-cap and large-cap portfolios. He arrived at Credit Suisse as a result of the merger with Donaldson, Lufkin and Jenrette, where he worked since 1993 in a similar capacity. Previously, Mr. Vogel was a portfolio manager at Chemical Bank and Manufacturers Hanover Trust.
AMG River Road Dividend All Cap Value Fund AMG River Road Dividend All Cap Value Fund II
Henry W. Sanders, III, CFA	Portfolio Manager of AMG River Road Dividend All Cap Value Fund and AMG River Road Dividend All Cap Value Fund II since each Fund’s inception. Mr. Sanders is Executive Vice President of River Road. Mr. Sanders was formerly employed as Senior Vice President and portfolio manager for Commonwealth SMC (Commonwealth Trust Co.) from 2002 to 2005. He received his BA from Bellarmine University, his MBA from Boston College, and he holds the CFA designation and is a member of the CFA Institute and CFA Society of Louisville.

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Fund Management (CONTINUED)
Thomas S. Forsha, CFA	Portfolio Manager of AMG River Road Dividend All Cap Value Fund since June 2007 and Portfolio Manager of AMG River Road Dividend All Cap Value Fund II since inception. Mr. Forsha is Co-Chief Investment Officer of River Road. Mr. Forsha was formerly employed by ABN AMRO from 1998 to 2005, where he served as equity analyst and portfolio manager and was responsible for the management of the North America equity allocation of the firm’s Global High Income Equity Fund. He received his BS in Finance from The Ohio State University’s Fisher College of Business and his MBA from The University of Chicago Booth School of Business. Mr. Forsha holds the CFA designation and is a member of the CFA Institute and the CFA Society of Louisville.
Andrew R. McIntosh, CFA	Mr. McIntosh serves as Associate Portfolio Manager for River Road’s Dividend All-Cap Value Portfolios. In this capacity, he continues to maintain select analyst responsibilities. Prior to joining River Road in 2011, Mr. McIntosh served as Structured Finance Analyst on a portfolio of subprime and second lien securities at AEGON USA Investment Management LLC. Mr. McIntosh graduated from the University of Iowa with a B.B.A. in Finance. He earned the CFA designation in 2006, is a member of the CFA Institute, and is a member and past president of the CFA Society Louisville.
AMG River Road Focused Absolute Value Fund
R. Andrew Beck	Portfolio Manager since the Fund’s inception in November 2015. Mr. Beck is Chief Executive Officer of River Road. Mr. Beck was formerly employed as Senior Research Analyst, and, later, Senior Vice President and Portfolio Manager for Commonwealth SMC (SMC Capital, Inc.) from 1999-2005. Mr. Beck received his BS from the University of Louisville and his MBA from Babson College.
Thomas S. Forsha, CFA	Portfolio Manager since the Fund’s inception in November 2015. Please see above.
AMG River Road Long-Short Fund
Matthew W. Moran, CFA	Portfolio Manager since the Fund’s inception in May 2011. Mr. Moran is a Vice President and portfolio manager at River Road. Mr. Moran has more than 15 years of investment industry experience. Prior to joining River Road, Mr. Moran was employed by Morningstar from 2005 to 2007, as an equity analyst. Mr. Moran was employed by Citigroup as an associate from 2001 to 2005. He received his BS in Finance from Bradley University, his MBA from The University of Chicago Booth School of Business, and he holds the CFA designation and is a member of the CFA Institute and CFA Society of Louisville.
Daniel R. Johnson, CFA, CPA	Portfolio Manager since March 2012. Mr. Johnson is a Vice President and portfolio manager at River Road. Prior to joining River Road, Mr. Johnson served as a public accountant with PricewaterhouseCoopers from 2005 to 2006. He received his BS in accounting and a Masters in Accountancy from the University of Kentucky. Mr. Johnson holds the Certified Public Accountant and CFA designations and is a member of the CFA Institute and CFA Society of Louisville.
AMG River Road Small-Mid Cap Value Fund AMG River Road Small Cap Value Fund
James C. Shircliff, CFA	Portfolio Manager since AMG River Road Small Cap Value Fund’s inception in June 2005 and AMG River Road Small-Mid Cap Value Fund’s inception in March 2007. Mr. Shircliff currently serves as Senior Portfolio Manager of River Road and previously served as Chief Investment Officer from 2005 to 2019. Mr. Shircliff was formerly employed as portfolio manager and Director of Research for Commonwealth SMC (SMC Capital, Inc.) from 1997 to 2005. Additionally, Mr. Shircliff has more than 40 years of investment management experience. He received his BS from the University of Louisville and holds the CFA designation and is a member of the CFA Institute and CFA Society of Louisville.
R. Andrew Beck	Portfolio Manager since AMG River Road Small Cap Value Fund’s inception in June 2005 and AMG River Road Small-Mid Cap Value Fund’s inception in March 2007. Please see above.
J. Justin Akin	Portfolio Manager of each Fund since March 2012. Mr. Akin is a Vice President and portfolio manager at River Road. Mr. Akin was formerly employed as an equity research analyst at Commonwealth SMC (SMC Capital, Inc.) from 2003-2005. Mr. Akin received a BS in economics from Centre College and is a member of the CFA Institute and CFA Society of Louisville.
ADDITIONAL INFORMATION
The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment manager, subadvisers, administrator, custodian, transfer agent, accountants and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

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Fund Management (CONTINUED)
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Performance of Subadvisers in Similar Accounts
performance of pictet asset management in similar accounts (eafe core strategy)
The following tables show the performance of a composite of all fully discretionary accounts managed by Pictet Asset Management in the EAFE Core strategy, as compared to the performance of a broad-based securities market index. The investment objective, policies and strategies of the AMG Managers Pictet International Fund are substantially similar to those of the accounts comprising the composite.
The performance of the composite does not represent the historical performance of the AMG Managers Pictet International Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other factors, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of the portfolio, timing of purchases and sales and availability of cash for new investment.
The performance of the composite presented below is not calculated using the same methodology as that which is prescribed for performance calculations used by registered investment companies. Gross performance of the composite has been adjusted to give effect on a monthly basis to the Fund’s Class N fees and expenses listed under “Fees and Expenses of the Fund,” taking into account the Fund’s contractual expense limitations. Gross returns are calculated in accordance with Global Investment Performance Standards (GIPS®), not in the manner required for mutual funds by the SEC. In addition, the accounts for which performance is presented are not subject to the same types of expenses as the Fund.
The accounts comprising the composite other than AMG Managers Pictet International Fund are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which if applicable, may have adversely affected the performance results of the composite. The results for different products may vary.
Total Return
Year End	Pictet EAFE Core Composite	MSCI EAFE Index
2019	23.91%	22.01%
2018	-20.63%	-13.79%
2017	27.26%	25.03%
2016	2.13%	1.00%
2015	5.45%	-0.81%
2014	-11.55%	-4.90%
2013	23.06%	22.78%
2012	22.19%	17.32%
2011	-15.01%	-12.14%
2010	10.71%	7.75%
Average Annual Total Return
(For the periods ended December 31, 2019)
Period	Pictet EAFE Core Composite	MSCI EAFE Index
One Year	23.91%	22.01%
Five Years	6.15%	5.67%
Ten Years	5.37%	5.50%
Since Inception[1]	5.72%	5.09%
[1]	Since inception return is computed from August 31, 1995.

100	AMG Funds

Shareholder Guide

Your Account
You may invest in Class N, Class I, or Class Z shares, however not all share classes are available for each Fund. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below.
The Class N shares of the Funds are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and certain classes of shares of the Funds bear shareholder servicing fees in different amounts. Because each class bears fees and expenses in different amounts, the NAV per share of the classes may differ. In all other material respects, Class N, Class I, and Class Z shares are the same, each share representing a proportionate interest in a Fund. Each Fund and each class of shares is subject to a minimum initial investment amount, as described below. As an investor, you pay no sales charge to invest in the Funds or to redeem out of the Funds.
Your purchase or redemption of Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of a Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.
Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.
Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of a Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.
FAIR VALUE POLICY
Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each Fund may use the fair value of a portfolio investment to calculate its NAV in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board of Trustees’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances.
Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Unless a foreign equity security is fair valued, if there are no reported sales for such security on the valuation date, it may be valued at the last quoted bid price or the mean between the last quoted bid and ask prices. The Board of Trustees has adopted a policy that securities held in each Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.
Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

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Shareholder Guide

Choosing a Share Class
Investors can choose among the following share classes when investing in the Funds:
•	Class Z
•	Class I
•	Class N
Not all share classes are available for each Fund.
The classes differ in expense structure and eligibility requirements. When choosing a share class, it is important to consider these three factors:
•	The amount you plan to invest;
•	Your investment objectives; and
•	The expenses and charges for the class.
We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.
Class N Shares
Class N shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class N’s NAV. Shareholders may bear shareholder servicing fees of up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Class N shares also pay distribution (12b-1) fees of 0.25%. See “Distribution and Service (12b-1) Fees” below for more information on 12b-1 fees.
Class I Shares
Class I shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class I’s NAV. Shareholders may bear shareholder servicing fees of up to 0.10% with respect to AMG Managers Pictet International Fund and up to 0.15% with respect to all Funds other than AMG Managers Pictet International Fund for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class I shares do not pay distribution (12b-1) fees. Shareholders who transact in Class I shares through a financial intermediary may be required to pay a commission to the financial intermediary for effecting such transactions.
Class Z Shares *
Class Z shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class Z’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class Z shares do not pay distribution (12b-1) fees.
*Individual retirement accounts may only invest in Class Z shares if the account is held directly on the books of the Fund (e.g., not through an omnibus or NSCC networked account established by a financial intermediary).

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”), rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. Many, if not all, of these Financial Intermediaries may receive various forms of compensation in connection with the sale of Fund shares and/or the servicing of shareholder accounts. Such compensation from the Funds may include receipt of distribution (12b-1) fees and/or shareholder servicing fees. For more information on 12b-1 fees, see “Distribution and Service (12b-1) Fees” below. Shareholder servicing fees are paid out of the assets of each of the Class N and Class I shares of each Fund (each, a “service fee bearing share class”) on an ongoing basis for the receipt of certain shareholder services from Financial Intermediaries (including through fund supermarket platforms), including account maintenance, recordkeeping or sub-accounting, forwarding communications to shareholders, providing shareholders with account statements, transaction processing and customer liaison services, and will increase the cost to shareholders who invest in a service fee bearing share class. These payments are made pursuant to written agreements between the Financial Intermediaries and the Investment Manager, the Distributor and/or a Fund.
Class I shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, such as a distribution (12b-1) fee, may be available on brokerage platforms of Financial Intermediaries that have agreements with the Distributor to offer such shares solely when acting as your agent. If you transact in Class I shares through such a Financial Intermediary, you may be required to pay a commission and/or other forms of compensation to the Financial Intermediary for effecting such transactions. Shares of the Funds are available in other share classes that have different fees and expenses.

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Investing Through an Intermediary (CONTINUED)
Class N shares of each Fund and Class I shares of each Fund other than AMG Managers Pictet International Fund are authorized to pay shareholder servicing fees at a rate of up to 0.15% of the Fund’s average daily net assets with respect to such share class. Class I shares of AMG Managers Pictet International Fund are authorized to pay shareholder servicing fees at a rate of up to 0.10% of the Fund’s average daily net assets with respect to Class I shares. The Investment Manager has voluntarily agreed, through at least March 1, 2021, to waive a portion of the shareholder servicing fees paid by the various share classes of each Fund other than AMG Managers Pictet International Fund, as necessary, to ensure the total net expense ratio for each share class of each such Fund does not increase due to the fee and expense changes which took effect October 1, 2016.
The Investment Manager, the Subadviser and/or the Distributor may pay additional compensation (directly out of their own resources and not as an expense of a Fund) to certain affiliated or unaffiliated Financial Intermediaries in connection with the sale, including distribution, marketing and promotional services, or retention of Fund shares and/or shareholder servicing. To the extent permitted by SEC and Financial Industry Regulatory Authority, Inc. (“FINRA”) rules and other applicable laws and regulations, the Investment Manager, the Subadviser and the Distributor may make other payments or allow other promotional incentives to Financial Intermediaries. This compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments may be substantial; however, they will be made by the Investment Manager, the Subadviser and/or the Distributor, as applicable, not by the Funds or their shareholders, and will not change the NAV or the price of the Funds’ shares.
You can ask your Financial Intermediary for information about any payments it receives from the Investment Manager, the Subadviser and/or the Distributor and any services it provides, as well as about fees and/or commissions it charges and which share class(es) you are eligible to purchase.

Distribution and Service (12b-1) Fees

The Funds have adopted a Plan of Distribution under Rule 12b-1 (a 12b-1 Plan) for Class N shares that allows the Funds to pay the Distributor and Financial Intermediaries for selling and distributing Class N shares (for example, for sales, marketing, and promotional activities and to cover related expenses) and for providing service to shareholders of Class N shares. Payments made pursuant to the
12b-1 Plan for Class N shares may only be used to pay distribution expenses incurred in the current year. Because 12b-1 fees are deducted from the net assets of Class N on an ongoing basis, they increase the cost of your investment the longer you hold it, and will result in lower total returns and may end up costing you more than other types of sales charges.

Transaction Policies

OPENING YOUR ACCOUNT
You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by each investor in its application, and the Trust may require further identifying documentation. The Trust also must maintain and update identifying information and conduct monitoring to identify and report suspicious transactions. If the Trust is unable to verify the information shortly after your account is opened or within a reasonable amount of time after a request for updated information, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.
BUYING AND SELLING Fund SHARES
You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.
PROCESSING ORDERS
The Funds typically expect to pay out redemption proceeds on the next business day after a redemption request is received in good order if redemption proceeds are sent by wire. If redemption proceeds are sent by check via express mail or Automated Clearing House (“ACH”), the Funds typically expect to pay out redemption proceeds within two business days after a redemption request is received in good order. If redemption proceeds are sent by check via regular mail, the Funds typically expect to pay out redemption proceeds within five to seven business days after a redemption request is received in good order.

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Transaction Policies (CONTINUED)
If you sell shares of the Funds, the Funds will send your check to the address we have on file for your account. A request to send a check to any other address or a third party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. ACH transactions are also subject to a 15 calendar day holding period. A Fund may delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions.
Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. A Fund also may pay redemption proceeds using cash obtained through borrowing arrangements (including interfund lending) that may be available from time to time.
A Fund may pay all or a portion of redemption proceeds with in-kind distributions of portfolio securities when such action is in the best interest of the Fund. For example, a shareholder may request a redemption in-kind to avoid any disruption in market exposure, or a redemption may be so relatively large that a redemption in-kind is most appropriate. The securities received as payment remain subject to market and other risks until they are sold and such sales may result in transaction costs, such as brokerage fees. A redeeming shareholder may receive less for them than the price at which they were valued for purposes of the redemption.
During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

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How to Buy or Sell Shares
	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*†...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional
On your own: By mail	Complete the account application, then mail the application and a check payable to AMG Funds: AMG Funds c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to AMG Funds to:
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
(Include your account number and
Fund name on your check)	Write a letter of instruction containing:
• Name of the Fund
• Dollar amount or number of
shares you wish to sell
• Your name
• Your account number
• Signatures of all account owners
Mail your letter to:
AMG Funds
c/o BNY Mellon Investment
Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $100,000 for Class N and Class I shares and $250,000 for Class Z shares.
Over the Internet	Not available	If your account has already been established and ACH banking instructions are on file, go to our website at www.amgfunds.com	Go to our website at www.amgfunds.com. Website redemptions are available only for redemptions of less than $100,000 for Class N and Class I shares and $250,000 for Class Z shares.
By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account.
*	Please indicate which class of shares you are buying or selling when you place your order.
†	Redemptions of $100,000 and over for Class N and Class I shares and $250,000 and over for Class Z shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. Telephone and Internet redemptions are available only for redemptions that are below $100,000 for Class N and Class I shares and below $250,000 for Class Z shares.

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INVESTMENT MINIMUMS
Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.
	Initial Investment	Additional Investments
Class N:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
Class I:
• Regular Accounts	$100,000	$100
• Individual Retirement Accounts	$25,000	$100
Class Z:
• Regular Accounts	$5,000,000	$1,000
• Individual Retirement Accounts (Direct Accounts Only)	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the AMG Funds Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); a trust or plan established primarily for the benefit of any of the foregoing persons; certain omnibus accounts, mutual fund advisory platforms and fee-based investment platforms via a custodian or clearing firm (Class I shares); and certain qualified retirement plans, such as 401(k) plans, 403(b) plans and 457 plans. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION
Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadviser intends to retain the security in a Fund as an investment. Assets purchased by a Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.
SIGNATURE GUARANTEE
If you are selling $100,000 or more worth of Class N or Class I shares or $250,000 or more worth of Class Z shares, you will need to provide a Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.
We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.
UNAUTHORIZED TRANSACTIONS
The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.
LIMITATIONS ON THE FUNDS
The Funds may restrict or limit certain transactions, including, but not limited to, the following examples:
•	Redeem your account if its value (i) falls below $500 for Class N shares, $25,000 for Class I shares or $50,000 for Class Z shares due to redemptions you make, or (ii) is below $100, but, in each case, not until after a Fund gives you at least 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount.
•	If an investor in Class I shares of a Fund falls below the minimum initial investment required, the Fund may convert your position(s) in Class I shares of the Fund to the respective Class N shares of that Fund, if applicable. Unless you did not meet the minimum initial investment, a Fund will give you 30 days’ notice before the Fund converts your Fund position(s). This gives you an opportunity to purchase enough shares to raise the value of your Fund position(s) above the applicable minimum initial investment. A Fund will not redeem or close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans because they do not meet the applicable minimum investment requirement. A Fund may close Fund position(s) in IRAs, Education Savings

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How to Buy or Sell Shares (CONTINUED)
Accounts, custodial accounts for minors, or active Automatic Investment Plans due to insufficient information as it relates to customer identification procedures. If these account types are invested in Class I shares below the required minimum investment, a Fund may convert the Fund position(s) to the Class N. Additionally, a Fund will not convert Class I Fund position(s) where there is an effective “letter of intent.”
•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;
•	Change the minimum required investment amounts;
•	Refuse a buy order for any reason, including your failure to submit a properly completed application;
•	Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” below.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and
•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.
The Funds or the Funds’ transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the account of a “Specified Adult” (as that term is defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.
In connection with the Trust’s anti-money laundering efforts, the Trust also may redeem Fund shares at their net asset value and close a shareholder’s account if a shareholder fails to timely provide the Trust with any requested documentation or information, the Trust is unable to verify such documentation or information within a reasonable amount of time, or the Trust is otherwise required by law to redeem Fund shares.
FREQUENT TRADING POLICY
The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds. Frequent trading may result from an effort by a shareholder to engage in “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. There may be additional risks due to frequent trading activities. As described previously, the Funds have adopted procedures to minimize these risks.
Monitoring Trades
To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds' transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the AMG Funds Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds' transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.
Limiting Trades
The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a Financial Intermediary that violate the Funds' frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the Financial Intermediary has received them.
Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through Financial Intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that Financial Intermediaries have implemented procedures designed to deter market timing, the Funds' ability to detect frequent trading activities by investors who hold shares through omnibus accounts at Financial Intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

Investor Services

AUTOMATIC INVESTMENTS
You may arrange to make automatic deductions at regular intervals from a designated bank account.
AUTOMATIC REINVESTMENT PLAN
This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.

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Investor Services (CONTINUED)
AUTOMATIC REDEMPTIONS
With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.
RETIREMENT PLANS
You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.
EXCHANGE PRIVILEGES
To enhance your investment flexibility, we allow you to exchange your shares of the Funds for the same class of shares of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager, as described above, you also may exchange your shares of a Fund through the Investment Manager for shares in the Agency share class of the JPMorgan U.S. Government Money Market Fund (the “JPMorgan Fund”).
In addition, the following restrictions apply:
•	Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund if you exchange out of a Fund through the Investment Manager.
•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” below.
•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.
You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.
Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.
ACCOUNT STATEMENTS
The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.
COST BASIS REPORTING
Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a Financial Intermediary, your Financial Intermediary generally will be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see www.amgfunds.com or contact the Funds at 800.548.4539, or consult your Financial Intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
DIVIDENDS AND DISTRIBUTIONS
The Funds normally declare and pay out income dividends annually in December, with the exception of AMG Managers DoubleLine Core Plus Bond Fund, AMG River Road Dividend All Cap Value Fund and AMG River Road Dividend All Cap Value Fund II. AMG Managers DoubleLine Core Plus Bond Fund normally declares and pays out income dividends monthly. AMG River Road Dividend All Cap Value Fund and AMG River Road Dividend All Cap Value Fund II normally declare and pay out income dividends quarterly.  The Funds normally declare and pay out net realized capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your elections any time by giving the Funds written notice at least 10 days before the scheduled payment date.
CHANGES TO YOUR ACCOUNT
The Funds will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

Certain Federal Income Tax Information

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Funds under the Internal Revenue Code, as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to

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Certain Federal Income Tax Information (CONTINUED)
specific types of shareholders such as insurance companies, financial institutions, tax-advantaged retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.
Each Fund has elected and intends to qualify and be eligible to be treated each taxable year as a regulated investment company. A regulated investment company generally is not subject to tax at a corporate level on income and gains from investments that are distributed to shareholders. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must meet certain requirements. One of these requirements is that at least 90% of the Fund’s gross income in each taxable year derive from qualifying income. Each Fund invests in a manner that is consistent with its current understanding of these requirements. A Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders. A Fund may invest in commodity-linked ETNs. It is not certain under current law whether the income and gain derived from commodity-linked ETNs constitute qualifying income. If the income or gain from a particular instrument were later determined not to constitute qualifying income, and, together with any other nonqualifying income, caused a Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it were eligible to and were to cure such failure, including by paying a Fund-level tax.
TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS
For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.
•	Distributions from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates.
•	Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable as ordinary income.
•	Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to net capital gains, provided that both you and such distributing Fund meet certain holding period and other requirements.
•	A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.
Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you typically will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.
TAXABILITY OF TRANSACTIONS
Any gain or loss that results from the sale, exchange (including an exchange of a Fund's shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.
OTHER TAX MATTERS
A Fund’s investments in foreign securities, if any, may be subject to foreign taxes. In that case, the Fund’s return on those securities would generally be decreased. The application of certain foreign taxes, including withholding taxes, may be unclear. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If a Fund is eligible to and does so elect, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or if you itemize deductions and so choose, a deduction), for such amounts on your U.S. federal income tax return, subject to certain limitations. If the Fund is not eligible to or does not so elect, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income.
Certain of a Fund’s investments, including certain debt instruments, derivatives, including commodity-linked instruments, foreign securities or foreign currencies, and shares of other investment funds, such as ETFs and REITs, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to sell other investments in order to make required distributions).

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Certain Federal Income Tax Information (CONTINUED)
Because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification and eligibility for treatment as a regulated investment company and avoid a fund-level tax. Please see the SAI for more detailed tax information.
TAX WITHHOLDING
To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:
•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);
•	Certify that your SSN or TIN is correct; and
•	Certify that you are not subject to back-up withholding.
In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

110	AMG Funds

Financial Highlights

The following Financial Highlights tables are intended to help you understand the Funds’ financial performance for the past five fiscal years (or since inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of all dividends and distributions. The information for the fiscal year ended October 31, 2015 has been audited and reported on by the Funds’ previous independent registered public accountant. The information for the fiscal years ended October 31, 2016, October 31, 2017, October 31, 2018 and October 31, 2019 has been audited and reported on by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report is included in the Funds’ Annual Report, which is available upon request.
AMG Managers DoubleLine Core Plus Bond Fund
	For the fiscal year ended October 31,
Class N	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$10.23	$10.68	$10.77	$10.60	$10.86
Income (loss) from Investment Operations:
Net investment income[1,2]	0.34	0.29	0.27	0.31	0.38
Net realized and unrealized gain (loss) on investments	0.53	(0.43)	0.01	0.17	(0.27)
Total income (loss) from investment operations	0.87	(0.14)	0.28	0.48	0.11
Less Distributions to Shareholders from:
Net investment income	(0.36)	(0.31)	(0.30)	(0.31)	(0.37)
Net realized gain on investments	—	—	(0.02)	—	—
Paid in capital	—	—	(0.05)	—	—
Total distributions to shareholders	(0.36)	(0.31)	(0.37)	(0.31)	(0.37)
Net Asset Value, End of Year	$10.74	$10.23	$10.68	$10.77	$10.60
Total Return[2,3]	8.67%	(1.33)%	2.68%	4.62%	1.04%
Ratio of net expenses to average net assets	0.94%	0.94%	0.94%	0.94%	0.94%
Ratio of gross expenses to average net assets[4]	1.02%	1.01%	1.02%	1.02%	1.05%
Ratio of net investment income to average net assets[2]	3.24%	2.80%	2.58%	2.84%	3.32%
Portfolio turnover	47%	69%	106%	78%	59%
Net assets end of Year (000's) omitted	$82,856	$102,138	$169,646	$308,703	$188,286

	For the fiscal year ended October 31,
Class I	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$10.23	$10.67	$10.76	$10.60	$10.86
Income (loss) from Investment Operations:
Net investment income[1,2]	0.37	0.32	0.30	0.33	0.41
Net realized and unrealized gain (loss) on investments	0.53	(0.42)	0.01	0.17	(0.27)
Total income (loss) from investment operations	0.90	(0.10)	0.31	0.50	0.14
Less Distributions to Shareholders from:
Net investment income	(0.39)	(0.34)	(0.33)	(0.34)	(0.40)
Net realized gain on investments	—	—	(0.02)	—	—
Paid in capital	—	—	(0.05)	—	—
Total distributions to shareholders	(0.39)	(0.34)	(0.40)	(0.34)	(0.40)
Net Asset Value, End of Year	$10.74	$10.23	$10.67	$10.76	$10.60
Total Return[2,3]	8.94%	(0.98)%	2.95%	4.79%	1.28%
Ratio of net expenses to average net assets	0.69%	0.69%	0.68%	0.69%	0.69%
Ratio of gross expenses to average net assets[4]	0.77%	0.76%	0.76%	0.77%	0.80%
Ratio of net investment income to average net assets[2]	3.49%	3.05%	2.83%	3.11%	3.57%
Portfolio turnover	47%	69%	106%	78%	59%
Net assets end of Year (000's) omitted	$585,358	$467,024	$507,600	$398,514	$304,051

AMG Funds	111

Financial Highlights

	For the fiscal year ended October 31,		For the fiscal period ended October 31,
Class Z	2019	2018	2017 [5]
Net Asset Value, Beginning of Period	$10.24	$10.68	$10.69
Income (loss) from Investment Operations:
Net investment income[1,2]	0.38	0.33	0.03
Net realized and unrealized gain (loss) on investments	0.52	(0.43)	(0.01)
Total income (loss) from investment operations	0.90	(0.10)	0.02
Less Distributions to Shareholders from:
Net investment income	(0.40)	(0.34)	(0.03)
Paid in capital	—	—	(0.00) [6]
Total distributions to shareholders	(0.40)	(0.34)	(0.03)
Net Asset Value, End of Period	$10.74	$10.24	$10.68
Total Return[2,3]	8.91%	(0.91)%	0.17% [7]
Ratio of net expenses to average net assets	0.61%	0.61%	0.60% [8]
Ratio of gross expenses to average net assets[4]	0.69%	0.68%	0.63% [8]
Ratio of net investment income to average net assets[2]	3.57%	3.13%	2.74% [8]
Portfolio turnover	47%	69%	106% [7]
Net assets end of Period (000's) omitted	$2,473	$1,955	$1,597

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
[5]	The commencement of operations was October 2, 2017.
[6]	Less than $(0.005) per share.
[7]	Not annualized.
[8]	Annualized.

112	AMG Funds

Financial Highlights

AMG Managers Fairpointe ESG Equity Fund
	For the fiscal year ended October 31,				For the fiscal period ended October 31,
Class N	2019	2018	2017	2016	2015 [1]
Net Asset Value, Beginning of Period	$11.27	$11.74	$9.65	$9.33	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.11	0.10	0.17 [4]	0.08	0.06
Net realized and unrealized gain (loss) on investments	0.17	(0.42)	1.94	0.33	(0.73)
Total income (loss) from investment operations	0.28	(0.32)	2.11	0.41	(0.67)
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.15)	(0.02)	(0.09)	—
Net Asset Value, End of Period	$11.44	$11.27	$11.74	$9.65	$9.33
Total Return[3,5]	2.54%	(2.73)%	21.83%	4.43%	(6.70)% [6]
Ratio of net expenses to average net assets	1.12%	1.11%	1.12%	1.15%	1.15% [7]
Ratio of gross expenses to average net assets[8]	1.87%	1.96%	1.76%	2.63%	3.78% [7]
Ratio of net investment income to average net assets[3]	0.99%	0.80%	1.53%	0.87%	0.70% [7]
Portfolio turnover	43%	41%	51%	31%	1% [6,9]
Net assets end of Period (000's) omitted	$632	$664	$807	$546	$2,295

AMG Funds	113

Financial Highlights

	For the fiscal year ended October 31,				For the fiscal period ended October 31,
Class I	2019	2018	2017	2016	2015 [1]
Net Asset Value, Beginning of Period	$11.21	$11.70	$9.67	$9.35	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.14	0.12	0.19 [4]	0.10	0.08
Net realized and unrealized gain (loss) on investments	0.17	(0.42)	1.94	0.32	(0.73)
Total income (loss) from investment operations	0.31	(0.30)	2.13	0.42	(0.65)
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.19)	(0.10)	(0.10)	—
Net Asset Value, End of Period	$11.38	$11.21	$11.70	$9.67	$9.35
Total Return[3,5]	2.75%	(2.54)%	22.04%	4.65%	(6.50)% [6]
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90% [7]
Ratio of gross expenses to average net assets[8]	1.65%	1.75%	1.54%	2.51%	3.53% [7]
Ratio of net investment income to average net assets[3]	1.21%	1.01%	1.75%	1.10%	0.95% [7]
Portfolio turnover	43%	41%	51%	31%	1% [6,9]
Net assets end of Period (000's) omitted	$11,728	$10,158	$5,747	$6,489	$4,162

[1]	Commencement of operations was on December 23, 2014.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.06 and $0.08 for Class N and Class I shares, respectively.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Annualized.
[8]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
[9]	Portfolio turnover rate excludes securities received from processing a subscription in-kind.

114	AMG Funds

Financial Highlights

AMG Managers Fairpointe Mid Cap Fund
	For the fiscal year ended October 31,
Class N	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$38.27	$41.95	$37.48	$37.56	$46.89
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.34 [3]	0.08	(0.02)	0.16	0.12
Net realized and unrealized gain (loss) on investments	(0.85)	(0.95)	6.33	1.92	(1.83)
Total income (loss) from investment operations	(0.51)	(0.87)	6.31	2.08	(1.71)
Less Distributions to Shareholders from:
Net investment income	(0.15)	—	(0.13)	(0.11)	(0.04)
Net realized gain on investments	(2.66)	(2.81)	(1.71)	(2.05)	(7.58)
Total distributions to shareholders	(2.81)	(2.81)	(1.84)	(2.16)	(7.62)
Net Asset Value, End of Year	$34.95	$38.27	$41.95	$37.48	$37.56
Total Return[2,4]	(0.55)%	(2.82)%	16.87%	6.01%	(5.02)%
Ratio of net expenses to average net assets	1.15%	1.12%	1.12%	1.12%	1.11%
Ratio of gross expenses to average net assets[5]	1.15%	1.13%	1.13%	1.12%	1.11%
Ratio of net investment income (loss) to average net assets[2]	0.95%	0.19%	(0.05)%	0.44%	0.27%
Portfolio turnover	21%	18%	28%	24%	32%
Net assets end of Year (000's) omitted	$518,354	$893,685	$1,292,107	$1,374,982	$1,861,753

	For the fiscal year ended October 31,
Class I	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$39.33	$42.97	$38.39	$38.44	$47.74
Income (loss) from Investment Operations:
Net investment income[1,2]	0.45 [3]	0.19	0.08	0.25	0.23
Net realized and unrealized gain (loss) on investments	(0.89)	(0.99)	6.49	1.98	(1.89)
Total income (loss) from investment operations	(0.44)	(0.80)	6.57	2.23	(1.66)
Less Distributions to Shareholders from:
Net investment income	(0.27)	(0.03)	(0.24)	(0.23)	(0.06)
Net realized gain on investments	(2.66)	(2.81)	(1.75)	(2.05)	(7.58)
Total distributions to shareholders	(2.93)	(2.84)	(1.99)	(2.28)	(7.64)
Net Asset Value, End of Year	$35.96	$39.33	$42.97	$38.39	$38.44
Total Return[2,4]	(0.33)%	(2.56)%	17.16%	6.26%	(4.78)%
Ratio of net expenses to average net assets	0.90%	0.87%	0.87%	0.87%	0.86%
Ratio of gross expenses to average net assets[5]	0.90%	0.88%	0.88%	0.87%	0.86%
Ratio of net investment income to average net assets[2]	1.20%	0.44%	0.20%	0.68%	0.52%
Portfolio turnover	21%	18%	28%	24%	32%
Net assets end of Year (000's) omitted	$1,102,479	$1,754,203	$2,668,464	$2,135,998	$2,838,642

AMG Funds	115

Financial Highlights

	For the fiscal year ended October 31,		For the fiscal period ended October 31,
Class Z	2019	2018	2017 [6]
Net Asset Value, Beginning of Period	$39.34	$42.98	$44.24
Income (loss) from Investment Operations:
Net investment income[1,2]	0.48 [3]	0.22	0.00 [7]
Net realized and unrealized loss on investments	(0.89)	(0.98)	(1.26)
Total loss from investment operations	(0.41)	(0.76)	(1.26)
Less Distributions to Shareholders from:
Net investment income	(0.32)	(0.07)	—
Net realized gain on investments	(2.66)	(2.81)	—
Total distributions to shareholders	(2.98)	(2.88)	—
Net Asset Value, End of Period	$35.95	$39.34	$42.98
Total Return[2,4]	(0.25)%	(2.48)%	(2.85)% [8]
Ratio of net expenses to average net assets	0.82%	0.79%	0.79% [9]
Ratio of gross expenses to average net assets[5]	0.82%	0.80%	0.80% [9]
Ratio of net investment income to average net assets[2]	1.28%	0.52%	0.01% [9]
Portfolio turnover	21%	18%	28% [8]
Net assets end of Period (000's) omitted	$47,907	$205,203	$9,625

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.23, $0.33 and $0.36 for Class N, Class I and Class z, respectively.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
[6]	Commencement of operations was on October 2, 2017.
[7]	Less than $0.005 per share.
[8]	Not annualized.
[9]	Annualized.

116	AMG Funds

Financial Highlights

AMG Managers LMCG Small Cap Growth Fund
	For the fiscal year ended October 31,
Class N	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$16.90	$15.30	$12.19	$14.47	$14.76
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.08)	(0.12)	(0.09) [3]	(0.11)	(0.15)
Net realized and unrealized gain (loss) on investments	0.20	1.72	3.20	(2.17)	0.40
Total income (loss) from investment operations	0.12	1.60	3.11	(2.28)	0.25
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	(0.00) [4]	(0.54)
Net Asset Value, End of Year	$17.02	$16.90	$15.30	$12.19	$14.47
Total Return[2,5]	0.71%	10.46%	25.51%	(15.74)%	1.65%
Ratio of net expenses to average net assets	1.30% [6]	1.31% [6]	1.23% [6]	1.35%	1.35%
Ratio of gross expenses to average net assets[7]	1.47%	1.43%	1.36%	1.51%	1.53%
Ratio of net investment loss to average net assets[2]	(0.48)%	(0.73)%	(0.65)%	(1.00)%	(1.00)%
Portfolio turnover	138%	161%	151%	138%	79%
Net assets end of Year (000's) omitted	$30,717	$37,232	$45,902	$53,816	$154,394

	For the fiscal year ended October 31,
Class I	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$17.20	$15.54	$12.36	$14.64	$14.89
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.05)	(0.09)	(0.07) [3]	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	0.20	1.75	3.25	(2.20)	0.41
Total income (loss) from investment operations	0.15	1.66	3.18	(2.28)	0.29
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	(0.00) [4]	(0.54)
Net Asset Value, End of Year	$17.35	$17.20	$15.54	$12.36	$14.64
Total Return[2,5]	0.93%	10.68%	25.73%	(15.56)%	1.91%
Ratio of net expenses to average net assets	1.10% [6]	1.10% [6]	1.05% [6]	1.10%	1.10%
Ratio of gross expenses to average net assets[7]	1.27%	1.22%	1.18%	1.25%	1.28%
Ratio of net investment loss to average net assets[2]	(0.28)%	(0.52)%	(0.47)%	(0.59)%	(0.75)%
Portfolio turnover	138%	161%	151%	138%	79%
Net assets end of Year (000's) omitted	$14,608	$65,802	$79,652	$58,020	$76,989

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment loss would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.11) and $(0.09) for Class N and Class I shares, respectively.
[4]	Less than $(0.005) per share.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Includes reduction from broker recapture amounting to 0.01%, less than 0.01% and 0.01% for the fiscal years ended 2019, 2018 and 2017, respectively.
[7]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

AMG Funds	117

Financial Highlights

AMG Managers Montag & Caldwell Growth Fund
	For the fiscal year ended October 31,
Class N	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$20.52	$20.76	$19.56	$26.67	$29.59
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.02)	(0.01)	(0.02)	0.05	0.07
Net realized and unrealized gain (loss) on investments	2.74	1.71	3.20	(0.33)	2.06
Total income (loss) from investment operations	2.72	1.70	3.18	(0.28)	2.13
Less Distributions to Shareholders from:
Net investment income	—	—	(0.04)	(0.08)	(0.05)
Net realized gain on investments	(3.90)	(1.94)	(1.94)	(6.75)	(5.00)
Total distributions to shareholders	(3.90)	(1.94)	(1.98)	(6.83)	(5.05)
Net Asset Value, End of Year	$19.34	$20.52	$20.76	$19.56	$26.67
Total Return[2,3]	18.29%	8.58%	17.99%	(1.77)%	7.93%
Ratio of net expenses to average net assets	1.16% [4]	1.15% [4]	1.15% [4]	1.12%	1.05%
Ratio of gross expenses to average net assets[5]	1.17%	1.16%	1.17%	1.12%	1.05%
Ratio of net investment income (loss) to average net assets[2]	(0.10)%	(0.03)%	(0.11)%	0.25%	0.28%
Portfolio turnover	20%	33%	42%	64%	12%
Net assets end of Year (000's) omitted	$166,353	$179,434	$259,324	$519,008	$835,725

	For the fiscal year ended October 31,
Class I	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$20.62	$20.84	$19.70	$26.82	$29.80
Income (loss) from Investment Operations:
Net investment income[1,2]	0.01	0.03	0.02	0.10	0.14
Net realized and unrealized gain (loss) on investments	2.76	1.71	3.20	(0.31)	2.06
Total income (loss) from investment operations	2.77	1.74	3.22	(0.21)	2.20
Less Distributions to Shareholders from:
Net investment income	(0.03)	(0.02)	(0.13)	(0.16)	(0.18)
Net realized gain on investments	(3.90)	(1.94)	(1.95)	(6.75)	(5.00)
Total distributions to shareholders	(3.93)	(1.96)	(2.08)	(6.91)	(5.18)
Net Asset Value, End of Year	$19.46	$20.62	$20.84	$19.70	$26.82
Total Return[2,3]	18.49%	8.75%	18.21%	(1.51)%	8.21%
Ratio of net expenses to average net assets	0.98% [4]	0.96% [4]	0.92% [4]	0.87%	0.80%
Ratio of gross expenses to average net assets[5]	0.99%	0.97%	0.94%	0.87%	0.80%
Ratio of net investment income to average net assets[2]	0.08%	0.16%	0.12%	0.50%	0.53%
Portfolio turnover	20%	33%	42%	64%	12%
Net assets end of Year (000's) omitted	$329,225	$416,208	$642,461	$820,318	$1,344,231
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended 2019 and less than 0.01% and 0.01% for the fiscal years ended 2018 and 2017, respectively.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

118	AMG Funds

Financial Highlights

AMG Managers Pictet International Fund
	For the fiscal year ended October 31,
Class N	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$9.90	$11.60	$9.61	$9.56	$9.34
Income (loss) from Investment Operations:
Net investment income[1,2]	0.07	0.12	0.04	0.13	0.10
Net realized and unrealized gain (loss) on investments	0.56	(1.31)	2.22	0.00 [3]	0.17 [4]
Total income (loss) from investment operations	0.63	(1.19)	2.26	0.13	0.27
Less Distributions to Shareholders from:
Net investment income	(0.20)	(0.18)	(0.07)	(0.02)	(0.03)
Net realized gain on investments	(0.77)	(0.33)	(0.20)	(0.06)	(0.02)
Total distributions to shareholders	(0.97)	(0.51)	(0.27)	(0.08)	(0.05)
Net Asset Value, End of Year	$9.56	$9.90	$11.60	$9.61	$9.56
Total Return[2,5]	8.34%	(10.80)%	24.30%	1.42% [6]	3.02%
Ratio of net expenses to average net assets	1.32%	1.27%	1.30%	1.40%	1.40%
Ratio of gross expenses to average net assets[7]	1.32%	1.28%	1.31%	1.41%	1.92%
Ratio of net investment income to average net assets[2]	0.78%	1.10%	0.38%	1.88%	1.06%
Portfolio turnover	28%	51%	34%	38%	53%
Net assets end of Year (000's) omitted	$87,998	$82,839	$4,006	$131	$1,056

	For the fiscal year ended October 31,
Class I	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$9.93	$11.59	$9.65	$9.60	$9.36
Income (loss) from Investment Operations:
Net investment income[1,2]	0.09	0.16	0.13	0.15	0.12
Net realized and unrealized gain (loss) on investments	0.57	(1.32)	2.16	0.00 [3]	0.19 [4]
Total income (loss) from investment operations	0.66	(1.16)	2.29	0.15	0.31
Less Distributions to Shareholders from:
Net investment income	(0.20)	(0.17)	(0.14)	(0.04)	(0.05)
Net realized gain on investments	(0.77)	(0.33)	(0.21)	(0.06)	(0.02)
Total distributions to shareholders	(0.97)	(0.50)	(0.35)	(0.10)	(0.07)
Net Asset Value, End of Year	$9.62	$9.93	$11.59	$9.65	$9.60
Total Return[2,5]	8.65%	(10.57)%	24.55%	1.67% [8]	3.43%
Ratio of net expenses to average net assets	1.07%	1.00%	1.06%	1.15%	1.15%
Ratio of gross expenses to average net assets[7]	1.07%	1.01%	1.07%	1.15%	1.67%
Ratio of net investment income to average net assets[2]	1.03%	1.38%	1.28%	2.13%	1.31%
Portfolio turnover	28%	51%	34%	38%	53%
Net assets end of Year (000's) omitted	$158,317	$208,184	$2,019,217	$1,336,050	$49,803

AMG Funds	119

Financial Highlights

	For the fiscal year ended October 31,		For the fiscal period ended October 31,
Class Z	2019	2018	2017 [9]
Net Asset Value, Beginning of Period	$9.91	$11.59	$11.40
Income (loss) from Investment Operations:
Net investment income[1,2]	0.10	0.16	0.00 [3]
Net realized and unrealized gain (loss) on investments	0.57	(1.31)	0.19
Total income (loss) from investment operations	0.67	(1.15)	0.19
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.20)	—
Net realized gain on investments	(0.77)	(0.33)	—
Total distributions to shareholders	(0.98)	(0.53)	—
Net Asset Value, End of Period	$9.60	$9.91	$11.59
Total Return[2,5]	8.84%	(10.52)%	1.67% [10]
Ratio of net expenses to average net assets	0.96%	0.91%	0.94% [11]
Ratio of gross expenses to average net assets[7]	0.96%	0.92%	0.95% [11]
Ratio of net investment income (loss) to average net assets[2]	1.14%	1.46%	(0.36)% [11]
Portfolio turnover	28%	51%	34%
Net assets end of Period (000's) omitted	$49,054	$1,289,369	$254

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Less than $0.005 per share.
[4]	Includes capital contribution of $0.01 per share.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	The total return would have been 1.32% had the capital contribution not been included.
[7]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
[8]	The total return would have been 1.57% had the capital contribution not been included.
[9]	The commencement of operations for Class Z Shares was October 2, 2017.
[10]	Not annualized.
[11]	Annualized.

120	AMG Funds

Financial Highlights

AMG Managers Silvercrest Small Cap Fund
	For the fiscal year ended October 31,
Class N	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$16.69	$19.28	$15.43	$15.20	$15.20
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.02	(0.04)	(0.02)	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.82	(1.07)	4.00	0.80	0.31
Total income (loss) from investment operations	0.84	(1.11)	3.98	0.82	0.32
Less Distributions to Shareholders from:
Net investment income	(0.00) [3]	—	—	(0.04)	(0.02)
Net realized gain on investments	(1.56)	(1.48)	(0.13)	(0.55)	(0.30)
Total distributions to shareholders	(1.56)	(1.48)	(0.13)	(0.59)	(0.32)
Net Asset Value, End of Year	$15.97	$16.69	$19.28	$15.43	$15.20
Total Return[2,4]	6.85%	(6.43)%	25.83%	5.73%	2.14%
Ratio of net expenses to average net assets	1.37% [5]	1.37% [5]	1.37% [5]	1.40%	1.40%
Ratio of gross expenses to average net assets[6]	1.46%	1.43%	1.43%	1.45%	1.47%
Ratio of net investment income (loss) to average net assets[2]	0.13%	(0.19)%	(0.12)%	0.16%	0.04%
Portfolio turnover	20%	34%	40%	32%	36%
Net assets end of Year (000's) omitted	$28,847	$12,745	$25,451	$20,228	$19,061

	For the fiscal year ended October 31,
Class I	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$16.87	$19.44	$15.56	$15.30	$15.27
Income (loss) from Investment Operations:
Net investment income[1,2]	0.06	0.01	0.02	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.84	(1.08)	4.03	0.81	0.32
Total income (loss) from investment operations	0.90	(1.07)	4.05	0.87	0.36
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.02)	(0.04)	(0.06)	(0.03)
Net realized gain on investments	(1.56)	(1.48)	(0.13)	(0.55)	(0.30)
Total distributions to shareholders	(1.58)	(1.50)	(0.17)	(0.61)	(0.33)
Net Asset Value, End of Year	$16.19	$16.87	$19.44	$15.56	$15.30
Total Return[2,4]	7.14%	(6.16)%	26.07%	6.04%	2.37%
Ratio of net expenses to average net assets	1.12% [5]	1.13% [5]	1.12% [5]	1.15%	1.15%
Ratio of gross expenses to average net assets[6]	1.21%	1.19%	1.18%	1.21%	1.22%
Ratio of net investment income to average net assets[2]	0.38%	0.05%	0.12%	0.40%	0.29%
Portfolio turnover	20%	34%	40%	32%	36%
Net assets end of Year (000's) omitted	$159,069	$191,477	$241,626	$181,964	$145,402

AMG Funds	121

Financial Highlights

	For the fiscal year ended October 31,		For the fiscal period ended October 31,
Class Z	2019	2018	2017 [7]
Net Asset Value, Beginning of Period	$16.87	$19.45	$19.24
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.07	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	0.83	(1.09)	0.22
Total income (loss) from investment operations	0.90	(1.07)	0.21
Less Distributions to Shareholders from:
Net investment income	(0.03)	(0.03)	—
Net realized gain on investments	(1.56)	(1.48)	—
Total distributions to shareholders	(1.59)	(1.51)	—
Net Asset Value, End of Period	$16.18	$16.87	$19.45
Total Return[2,4]	7.20%	(6.14)%	1.09% [8]
Ratio of net expenses to average net assets	1.05% [5]	1.06% [5]	1.08% [5,9]
Ratio of gross expenses to average net assets[6]	1.14%	1.12%	1.08% [9]
Ratio of net investment income (loss) to average net assets[2]	0.45%	0.12%	(0.44)% [9]
Portfolio turnover	20%	34%	40% [8]
Net assets end of Period (000's) omitted	$36,610	$33,273	$206

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Less than $(0.005) per share.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Includes reduction from broker recapture amounting to 0.03% for the fiscal year ended October 31, 2019, 0.02% for the fiscal year ended October 31, 2018, and 0.03%, 0.03% and 0.01% for Class N, Class I and Class Z, respectively, for the fiscal period ended 2017.
[6]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
[7]	The commencement of operations was October 2, 2017.
[8]	Not annualized.
[9]	Annualized.

122	AMG Funds

Financial Highlights

AMG River Road Dividend All Cap Value Fund
	For the fiscal year ended October 31,
Class N	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$12.29	$12.87	$12.18	$12.67	$14.05
Income (loss) from Investment Operations:
Net investment income[1]	0.27 [2]	0.22 [2]	0.22 [2]	0.24 [2]	0.21
Net realized and unrealized gain (loss) on investments	0.80	0.06	1.54	0.65	(0.20)
Total income from investment operations	1.07	0.28	1.76	0.89	0.01
Less Distributions to Shareholders from:
Net investment income	(0.30)	(0.28)	(0.21)	(0.22)	(0.22)
Net realized gain on investments	(0.72)	(0.58)	(0.86)	(1.16)	(1.17)
Total distributions to shareholders	(1.02)	(0.86)	(1.07)	(1.38)	(1.39)
Net Asset Value, End of Year	$12.34	$12.29	$12.87	$12.18	$12.67
Total Return[1,3]	10.11%	2.06%	14.79%	7.88%	(0.23)%
Ratio of net expenses to average net assets	1.11% [4]	1.10% [4]	1.11% [4]	1.10%	1.10%
Ratio of gross expenses to average net assets[5]	1.12%	1.11%	1.12%	1.10%	1.10%
Ratio of net investment income to average net assets[1]	2.32%	1.78%	1.75%	2.00%	1.62%
Portfolio turnover	29%	27%	28%	47%	27%
Net assets end of Year (000's) omitted	$79,811	$100,420	$136,534	$295,797	$214,789

	For the fiscal year ended October 31,
Class I	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$12.29	$12.86	$12.17	$12.66	$14.04
Income (loss) from Investment Operations:
Net investment income[1]	0.31 [2]	0.26 [2]	0.24 [2]	0.28 [2]	0.25
Net realized and unrealized gain (loss) on investments	0.78	0.06	1.55	0.64	(0.20)
Total income from investment operations	1.09	0.32	1.79	0.92	0.05
Less Distributions to Shareholders from:
Net investment income	(0.33)	(0.31)	(0.24)	(0.25)	(0.26)
Net realized gain on investments	(0.72)	(0.58)	(0.86)	(1.16)	(1.17)
Total distributions to shareholders	(1.05)	(0.89)	(1.10)	(1.41)	(1.43)
Net Asset Value, End of Year	$12.33	$12.29	$12.86	$12.17	$12.66
Total Return[1,3]	10.32%	2.38%	15.07%	8.15%	0.02%
Ratio of net expenses to average net assets	0.84% [4]	0.84% [4]	0.86% [4]	0.85%	0.85%
Ratio of gross expenses to average net assets[5]	0.85%	0.85%	0.87%	0.85%	0.85%
Ratio of net investment income to average net assets[1]	2.59%	2.04%	1.93%	2.30%	1.87%
Portfolio turnover	29%	27%	28%	47%	27%
Net assets end of Year (000's) omitted	$533,106	$743,984	$788,023	$555,064	$635,189

AMG Funds	123

Financial Highlights

	For the fiscal year ended October 31,		For the fiscal period ended October 31,
Class Z	2019	2018	2017 [6]
Net Asset Value, Beginning of Period	$12.29	$12.86	$12.80
Income from Investment Operations:
Net investment income[1]	0.32 [2]	0.26 [2]	0.01 [2]
Net realized and unrealized gain on investments	0.77	0.06	0.07
Total income from investment operations	1.09	0.32	0.08
Less Distributions to Shareholders from:
Net investment income	(0.33)	(0.31)	(0.02)
Net realized gain on investments	(0.72)	(0.58)	—
Total distributions to shareholders	(1.05)	(0.89)	(0.02)
Net Asset Value, End of Period	$12.33	$12.29	$12.86
Total Return[1,3]	10.37%	2.42%	0.59% [7]
Ratio of net expenses to average net assets	0.79% [4]	0.78% [4]	0.78% [4,8]
Ratio of gross expenses to average net assets[5]	0.80%	0.79%	0.79% [8]
Ratio of net investment income to average net assets[1]	2.64%	2.10%	0.79% [8]
Portfolio turnover	29%	27%	28% [7]
Net assets end of Period (000's) omitted	$63	$619	$257

[1]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[2]	Per share numbers have been calculated using average shares.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended October 31, 2019 and less than 0.01% for the fiscal year ended October 31, 2018 and the period ended October 31, 2017.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
[6]	The commencement of operations for Class Z shares was October 2, 2017.
[7]	Not annualized.
[8]	Annualized.

124	AMG Funds

Financial Highlights

AMG River Road Dividend All Cap Value Fund II
	For the fiscal year ended October 31,
Class N	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$14.12	$14.80	$13.52	$12.99	$13.69
Income (loss) from Investment Operations:
Net investment income[1,2]	0.28	0.27	0.24	0.26	0.22
Net realized and unrealized gain (loss) on investments	0.81	0.12	1.80	0.71	(0.26)
Total income (loss) from investment operations	1.09	0.39	2.04	0.97	(0.04)
Less Distributions to Shareholders from:
Net investment income	(0.33)	(0.33)	(0.20)	(0.25)	(0.23)
Net realized gain on investments	(1.55)	(0.74)	(0.56)	(0.19)	(0.43)
Total distributions to shareholders	(1.88)	(1.07)	(0.76)	(0.44)	(0.66)
Net Asset Value, End of Year	$13.33	$14.12	$14.80	$13.52	$12.99
Total Return[2,3]	10.15%	2.56%	15.33%	7.61%	(0.47)%
Ratio of net expenses to average net assets	1.26% [4]	1.19% [4]	1.20% [4]	1.18%	1.15%
Ratio of gross expenses to average net assets[5]	1.27%	1.19%	1.20%	1.18%	1.15%
Ratio of net investment income to average net assets[2]	2.17%	1.85%	1.69%	1.99%	1.62%
Portfolio turnover	32%	28%	27%	34%	35%
Net assets end of Year (000's) omitted	$2,224	$2,176	$3,090	$3,394	$2,930

	For the fiscal year ended October 31,
Class I	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$14.15	$14.82	$13.53	$13.00	$13.69
Income (loss) from Investment Operations:
Net investment income[1,2]	0.32	0.31	0.28	0.29	0.25
Net realized and unrealized gain (loss) on investments	0.82	0.12	1.80	0.71	(0.25)
Total income from investment operations	1.14	0.43	2.08	1.00	—
Less Distributions to Shareholders from:
Net investment income	(0.37)	(0.36)	(0.23)	(0.28)	(0.26)
Net realized gain on investments	(1.55)	(0.74)	(0.56)	(0.19)	(0.43)
Total distributions to shareholders	(1.92)	(1.10)	(0.79)	(0.47)	(0.69)
Net Asset Value, End of Year	$13.37	$14.15	$14.82	$13.53	$13.00
Total Return[2,3]	10.54%	2.86%	15.65%	7.87%	(0.13)%
Ratio of net expenses to average net assets	0.98% [4]	0.91% [4]	0.91% [4]	0.93%	0.90%
Ratio of gross expenses to average net assets[5]	0.99%	0.91%	0.91%	0.93%	0.90%
Ratio of net investment income to average net assets[2]	2.45%	2.13%	1.96%	2.24%	1.87%
Portfolio turnover	32%	28%	27%	34%	35%
Net assets end of Year (000's) omitted	$59,606	$84,438	$118,876	$114,532	$121,414

AMG Funds	125

Financial Highlights

	For the fiscal year ended October 31,		For the fiscal period ended October 31,
Class Z	2019	2018	2017 [6]
Net Asset Value, Beginning of Period	$14.15	$14.82	$14.74
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.33	0.32	(0.01)
Net realized and unrealized gain on investments	0.82	0.12	0.11
Total income from investment operations	1.15	0.44	0.10
Less Distributions to Shareholders from:
Net investment income	(0.38)	(0.37)	(0.02)
Net realized gain on investments	(1.55)	(0.74)	—
Total distributions to shareholders	(1.93)	(1.11)	(0.02)
Net Asset Value, End of Period	$13.37	$14.15	$14.82
Total Return[2,3]	10.60%	2.93%	0.65% [7]
Ratio of net expenses to average net assets	0.91% [4]	0.84% [4]	0.90% [4,8]
Ratio of gross expenses to average net assets[5]	0.92%	0.84%	0.90% [8]
Ratio of net investment income (loss) to average net assets[2]	2.52%	2.19%	(0.47)% [8]
Portfolio turnover	32%	28%	27% [7]
Net assets end of Period (000's) omitted	$345	$176	$321

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes reduction from broker recapture amounting to 0.01% for the year ended October 31, 2019; less than 0.01%, less than 0.01% and 0.01% for Class N, Class I and Class Z, respectively, for the year ended October 31, 2018; and less than 0.01% for the period ended October 31, 2017.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
[6]	The commencement of operations was on October 2, 2017.
[7]	Not annualized.
[8]	Annualized.

126	AMG Funds

Financial Highlights

AMG River Road Focused Absolute Value Fund
	For the fiscal year ended October 31,			For the fiscal period ended October 31,
Class N	2019	2018	2017	2016 [1]
Net Asset Value, Beginning of Period	$11.91	$11.87	$10.85	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.04	0.05	(0.01)	0.04
Net realized and unrealized gain on investments	1.45	0.93	1.85	0.81
Total income from investment operations	1.49	0.98	1.84	0.85
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.07)	(0.09)	—
Net realized gain on investments	(0.70)	(0.87)	(0.73)	—
Total distributions to shareholders	(0.75)	(0.94)	(0.82)	—
Net Asset Value, End of Period	$12.65	$11.91	$11.87	$10.85
Total Return[3,4]	14.29%	8.69%	17.42%	8.50% [5]
Ratio of net expenses to average net assets	0.98% [6]	0.99% [6]	0.97% [6]	1.12% [7]
Ratio of gross expenses to average net assets[8]	1.21%	1.32%	1.50%	3.15% [7]
Ratio of net investment income (loss) to average net assets[3]	0.34%	0.43%	(0.09)%	0.39% [7]
Portfolio turnover	59%	88%	112%	146% [5,9]
Net assets end of Period (000's) omitted	$15,284	$9,184	$7,448	$489

	For the fiscal year ended October 31,			For the fiscal period ended October 31,
Class I	2019	2018	2017	2016 [1]
Net Asset Value, Beginning of Period	$11.98	$11.92	$10.88	$10.00
Income from Investment Operations:
Net investment income[2,3]	0.07	0.08	0.06	0.08
Net realized and unrealized gain on investments	1.46	0.93	1.81	0.80
Total income from investment operations	1.53	1.01	1.87	0.88
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.08)	(0.10)	—
Net realized gain on investments	(0.70)	(0.87)	(0.73)	—
Total distributions to shareholders	(0.79)	(0.95)	(0.83)	—
Net Asset Value, End of Period	$12.72	$11.98	$11.92	$10.88
Total Return[3,4]	14.55%	8.91%	17.72%	8.80% [5]
Ratio of net expenses to average net assets	0.73% [6]	0.74% [6]	0.73% [6]	0.75% [7]
Ratio of gross expenses to average net assets[8]	0.96%	1.07%	1.20%	2.90% [7]
Ratio of net investment income to average net assets[3]	0.59%	0.68%	0.50%	0.81% [7]
Portfolio turnover	59%	88%	112%	146% [5,9]
Net assets end of Period (000's) omitted	$130,928	$20,928	$17,106	$11,312

AMG Funds	127

Financial Highlights

	For the fiscal year ended October 31,		For the fiscal period ended October 31,
Class Z	2019	2018	2017 [10]
Net Asset Value, Beginning of Period	$11.98	$11.92	$12.18
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.07	0.08	(0.01)
Net realized and unrealized gain (loss) on investments	1.47	0.93	(0.25)
Total income (loss) from investment operations	1.54	1.01	(0.26)
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.08)	—
Net realized gain on investments	(0.70)	(0.87)	—
Total distributions to shareholders	(0.79)	(0.95)	—
Net Asset Value, End of Period	$12.73	$11.98	$11.92
Total Return[3,4]	14.69%	8.96%	(2.13)% [5]
Ratio of net expenses to average net assets	0.69% [6]	0.70% [6]	0.70% [6,7]
Ratio of gross expenses to average net assets[8]	0.92%	1.03%	1.32% [7]
Ratio of net investment income (loss) to average net assets[3]	0.63%	0.72%	(0.59)% [7]
Portfolio turnover	59%	88%	112% [5]
Net assets end of Period (000's) omitted	$157	$66	$61

[1]	The commencement of operations for Class N and Class I shares was November 3, 2015.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Not annualized.
[6]	Includes reduction from broker recapture amounting to 0.02% for the fiscal year ended October 31, 2019, 0.01% for the fiscal year ended October 31, 2018, and 0.03%, 0.02%, and less than 0.01% for Class N, Class I and Class Z, respectively, for the period ended October 31, 2017.
[7]	Annualized.
[8]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
[9]	Portfolio turnover rate excludes securities received from processing a subscription in-kind.
[10]	The commencement of operations for Class Z shares was October 2, 2017.

128	AMG Funds

Financial Highlights

AMG River Road Long-Short Fund
	For the fiscal year ended October 31,
Class N	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$12.19	$12.33	$11.04	$11.48	$11.35
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.05)	(0.03) [3]	(0.25)	(0.19)	(0.14)
Net realized and unrealized gain (loss) on investments	1.63	(0.11)	1.54	0.13	0.57
Total income (loss) from investment operations	1.58	(0.14)	1.29	(0.06)	0.43
Less Distributions to Shareholders from:
Net realized gain on investments	(0.71)	—	—	(0.38)	(0.30)
Net Asset Value, End of Year	$13.06	$12.19	$12.33	$11.04	$11.48
Total Return[2,4]	13.98%	(1.14)%	11.69%	(0.52)%	3.79%
Ratio of net expenses to average net assets[5]	2.41% [6]	3.12% [6]	3.60% [6]	3.46%	2.89%
Ratio of gross expenses to average net assets[7]	2.83%	3.41%	3.75%	3.62%	2.87%
Ratio of net investment loss to average net assets[2]	(0.43)%	(0.25)%	(2.23)%	(1.75)%	(1.19)%
Portfolio turnover	264%	189%	186%	298%	279%
Net assets end of Year (000's) omitted	$2,654	$3,749	$5,508	$8,713	$27,983

	For the fiscal year ended October 31,
Class I	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$12.37	$12.48	$11.15	$11.56	$11.40
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.02)	0.00 [3,8]	(0.24)	(0.18)	(0.11)
Net realized and unrealized gain (loss) on investments	1.66	(0.11)	1.57	0.15	0.57
Total income (loss) from investment operations	1.64	(0.11)	1.33	(0.03)	0.46
Less Distributions to Shareholders from:
Net realized gain on investments	(0.71)	—	—	(0.38)	(0.30)
Net Asset Value, End of Year	$13.30	$12.37	$12.48	$11.15	$11.56
Total Return[2,4]	14.28%	(0.88)%	11.93%	(0.24)%	4.04%
Ratio of net expenses to average net assets[5]	2.16% [6]	2.87% [6]	3.35% [6]	3.24%	2.64%
Ratio of gross expenses to average net assets[7]	2.58%	3.16%	3.50%	3.39%	2.62%
Ratio of net investment loss to average net assets[2]	(0.18)%	0.00% [9]	(1.98)%	(1.67)%	(0.94)%
Portfolio turnover	264%	189%	186%	298%	279%
Net assets end of Year (000's) omitted	$22,856	$24,925	$29,030	$37,549	$49,088

AMG Funds	129

Financial Highlights

	For the fiscal year ended October 31,		For the fiscal period ended October 31,
Class Z	2019	2018	2017 [10]
Net Asset Value, Beginning of Period	$12.38	$12.49	$12.53
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.01)	0.01 [3]	(0.02)
Net realized and unrealized gain (loss) on investments	1.66	(0.12)	(0.02)
Total income (loss) from investment operations	1.65	(0.11)	(0.04)
Less Distributions to Shareholders from:
Net realized gain on investments	(0.71)	—	—
Net Asset Value, End of Period	$13.32	$12.38	$12.49
Total Return[2,4]	14.35%	(0.88)%	(0.32)% [11]
Ratio of net expenses to average net assets[5]	2.08% [6]	2.79% [6]	3.38% [6,12]
Ratio of gross expenses to average net assets[7]	2.50%	3.08%	3.38% [12]
Ratio of net investment income (loss) to average net assets[2]	(0.10)%	0.09%	(2.74)% [12]
Portfolio turnover	264%	189%	186% [11]
Net assets end of Period (000's) omitted	$84	$73	$25

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.17), $(0.14), and $(0.13) for Class N, Class I and Class Z shares, respectively.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets would be 1.44%, 1.19% and 1.11% for Class N, Class I and Class Z, respectively, for the fiscal year ended October 31, 2019, 1.45%, 1.20% and 1.12% for Class N, Class I and Class Z, respectively, for the fiscal year ended October 31, 2018, 1.48%, 1.23% and 1.12% for Class N, Class I and Class Z, respectively, for the fiscal year ended October 31, 2017, and 1.70% and 1.45% for Class N and Class I, respectively, for each of the fiscal periods ended 2016 and 2015.
[6]	Includes reduction from brokerage recapture amounting to 0.01% for the fiscal year ended October 31, 2019, 0.02% for the fiscal year ended October 31, 2018, and 0.02%, 0.02%, and less than 0.01% for Class N, Class I, and Class Z, respectively, for the fiscal period ended 2017.
[7]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
[8]	Less than $0.005 per share.
[9]	Less than 0.005%.
[10]	Commencement of operations was on October 2, 2017.
[11]	Not annualized.
[12]	Annualized.

130	AMG Funds

Financial Highlights

AMG River Road Small-Mid Cap Value Fund
	For the fiscal year ended October 31,
Class N	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$7.62	$8.23	$7.04	$7.63	$8.77
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.02)	(0.03)	(0.03)	(0.04)	(0.04)
Net realized and unrealized gain on investments	0.78	0.57	1.81	0.56	0.33
Total income from investment operations	0.76	0.54	1.78	0.52	0.29
Less Distributions to Shareholders from:
Net investment income	—	(0.02)	(0.01)	—	—
Net realized gain on investments	(0.54)	(1.13)	(0.58)	(1.11)	(1.43)
Total distributions to shareholders	(0.54)	(1.15)	(0.59)	(1.11)	(1.43)
Net Asset Value, End of Year	$7.84	$7.62	$8.23	$7.04	$7.63
Total Return[2,3]	11.82%	7.09%	26.18%	8.55%	3.26%
Ratio of net expenses to average net assets	1.31% [4]	1.32% [4]	1.35% [4]	1.50%	1.49%
Ratio of gross expenses to average net assets[5]	1.37%	1.36%	1.46%	1.62%	1.49%
Ratio of net investment loss to average net assets[2]	(0.27)%	(0.35)%	(0.33)%	(0.52)%	(0.52)%
Portfolio turnover	38%	46%	57%	65%	59%
Net assets end of Year (000's) omitted	$24,669	$17,840	$7,810	$4,942	$5,038

	For the fiscal year ended October 31,
Class I	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$7.78	$8.38	$7.16	$7.76	$8.88
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.00) [6]	(0.01)	0.00 [6]	(0.02)	(0.02)
Net realized and unrealized gain on investments	0.80	0.57	1.84	0.55	0.33
Total income from investment operations	0.80	0.56	1.84	0.53	0.31
Less Distributions to Shareholders from:
Net investment income	—	(0.03)	(0.03)	(0.02)	—
Net realized gain on investments	(0.54)	(1.13)	(0.59)	(1.11)	(1.43)
Total distributions to shareholders	(0.54)	(1.16)	(0.62)	(1.13)	(1.43)
Net Asset Value, End of Year	$8.04	$7.78	$8.38	$7.16	$7.76
Total Return[2,3]	12.12%	7.32%	26.63%	8.64%	3.60%
Ratio of net expenses to average net assets	1.06% [4]	1.08% [4]	1.10% [4]	1.25%	1.24%
Ratio of gross expenses to average net assets[5]	1.12%	1.12%	1.21%	1.38%	1.24%
Ratio of net investment loss to average net assets[2]	(0.02)%	(0.11)%	(0.06)%	(0.24)%	(0.27)%
Portfolio turnover	38%	46%	57%	65%	59%
Net assets end of Year (000's) omitted	$145,620	$51,400	$36,547	$34,913	$92,073

AMG Funds	131

Financial Highlights

	For the fiscal year ended October 31,		For the fiscal period ended October 31,
Class Z	2019	2018	2017 [7]
Net Asset Value, Beginning of Period	$7.77	$8.37	$8.48
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.00 [6]	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.81	0.58	(0.10)
Total income (loss) from investment operations	0.81	0.57	(0.11)
Less Distributions to Shareholders from:
Net investment income	—	(0.04)	—
Net realized gain on investments	(0.54)	(1.13)	—
Total distributions to shareholders	(0.54)	(1.17)	—
Net Asset Value, End of Period	$8.04	$7.77	$8.37
Total Return[2,3]	12.26%	7.37%	(1.30)% [8]
Ratio of net expenses to average net assets	1.01% [4]	1.03% [4]	1.04% [4,9]
Ratio of gross expenses to average net assets[5]	1.07%	1.07%	1.48% [9]
Ratio of net investment income (loss) to average net assets[2]	0.03%	(0.06)%	(0.71)% [9]
Portfolio turnover	38%	46%	57% [8]
Net assets end of Period (000's) omitted	$183	$136	$49

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes reduction from broker recapture amounting to 0.03% for the fiscal year ended October 31, 2019 and 0.01% for the fiscal year ended October 31, 2018 and the period ended October 31, 2017.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
[6]	Less than $0.005 or $(0.005) per share.
[7]	The commencement of operations was October 2, 2017.
[8]	Not annualized.
[9]	Annualized.

132	AMG Funds

Financial Highlights

AMG River Road Small Cap Value Fund
	For the fiscal year ended October 31,
Class N	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$13.26	$14.46	$12.29	$12.20	$13.53
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.04)	(0.05)	(0.05)	(0.04)	(0.06)
Net realized and unrealized gain on investments	1.17	0.79	2.88	0.85	0.72
Total income from investment operations	1.13	0.74	2.83	0.81	0.66
Less Distributions to Shareholders from:
Net realized gain on investments	(1.39)	(1.94)	(0.66)	(0.72)	(1.99)
Net Asset Value, End of Year	$13.00	$13.26	$14.46	$12.29	$12.20
Total Return[2,3]	10.86%	5.41%	23.43%	7.22%	5.15%
Ratio of net expenses to average net assets	1.36% [4]	1.35% [4]	1.35% [4]	1.34%	1.34%
Ratio of gross expenses to average net assets[5]	1.37%	1.36%	1.36%	1.34%	1.34%
Ratio of net investment loss to average net assets[2]	(0.33)%	(0.34)%	(0.36)%	(0.31)%	(0.45)%
Portfolio turnover	47% [6]	41%	42%	57%	61%
Net assets end of Year (000's) omitted	$29,963	$28,444	$31,657	$21,765	$25,246

	For the fiscal year ended October 31,
Class I	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$13.51	$14.68	$12.44	$12.31	$13.60
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.01)	(0.01)	(0.01)	(0.01)	(0.03)
Net realized and unrealized gain on investments	1.20	0.79	2.92	0.86	0.73
Total income from investment operations	1.19	0.78	2.91	0.85	0.70
Less Distributions to Shareholders from:
Net investment income	(0.01)	(0.01)	—	—	—
Net realized gain on investments	(1.39)	(1.94)	(0.67)	(0.72)	(1.99)
Total distributions to shareholders	(1.40)	(1.95)	(0.67)	(0.72)	(1.99)
Net Asset Value, End of Year	$13.30	$13.51	$14.68	$12.44	$12.31
Total Return[2,3]	11.23%	5.60%	23.80%	7.50%	5.45%
Ratio of net expenses to average net assets	1.09% [4]	1.10% [4]	1.10% [4]	1.09%	1.09%
Ratio of gross expenses to average net assets[5]	1.10%	1.11%	1.11%	1.09%	1.09%
Ratio of net investment loss to average net assets[2]	(0.06)%	(0.09)%	(0.11)%	(0.06)%	(0.20)%
Portfolio turnover	47% [6]	41%	42%	57%	61%
Net assets end of Year (000's) omitted	$374,344	$330,245	$279,574	$246,753	$245,192

AMG Funds	133

Financial Highlights

	For the fiscal year ended October 31,		For the fiscal period ended October 31,
Class Z	2019	2018	2017 [7]
Net Asset Value, Beginning of Period	$13.51	$14.68	$14.68
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.00 [8]	0.00 [8]	(0.01)
Net realized and unrealized gain on investments	1.20	0.79	0.01
Total income from investment operations	1.20	0.79	—
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.02)	—
Net realized gain on investments	(1.39)	(1.94)	—
Total distributions to shareholders	(1.41)	(1.96)	—
Net Asset Value, End of Period	$13.30	$13.51	$14.68
Total Return[2,3]	11.29%	5.71%	0.00% [9]
Ratio of net expenses to average net assets	1.01% [4]	1.00% [4]	1.03% [10]
Ratio of gross expenses to average net assets[5]	1.02%	1.01%	1.03% [10]
Ratio of net investment income (loss) to average net assets[2]	0.02%	0.01%	(0.58)% [10]
Portfolio turnover	47% [6]	41%	42% [9]
Net assets end of Period (000's) omitted	$186	$163	$154

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes reduction from broker recapture amounting to 0.01%.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
[6]	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.
[7]	The commencement of operations was October 2, 2017.
[8]	Less than $0.005 or $(0.005) per share.
[9]	Not annualized.
[10]	Annualized.

134	AMG Funds

How To Contact Us

AMG Managers DoubleLine Core Plus Bond Fund
AMG Managers Fairpointe ESG Equity Fund
AMG Managers Fairpointe Mid Cap Fund
AMG Managers LMCG Small Cap Growth Fund
AMG Managers Montag & Caldwell Growth Fund
AMG Managers Pictet International Fund
AMG Managers Silvercrest Small Cap Fund
AMG River Road Dividend All Cap Value Fund
AMG River Road Dividend All Cap Value Fund II
AMG River Road Focused Absolute Value Fund
AMG River Road Long-Short Fund
AMG River Road Small-Mid Cap Value Fund
AMG River Road Small Cap Value Fund
INVESTMENT MANAGER AND ADMINISTRATOR
AMG Funds LLC
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830
203.299.3500 or 800.548.4539
DISTRIBUTOR
AMG Distributors, Inc.
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830
CUSTODIAN
The Bank of New York Mellon
Mutual Funds Custody
111 Sander Creek Parkway 2nd Floor
East Syracuse, New York 13057
LEGAL COUNSEL
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, Rhode Island 02940-9769
800.548.4539
TRUSTEES
Bruce B. Bingham
Christine C. Carsman
Edward J. Kaier
Kurt A. Keilhacker
Steven J. Paggioli
Richard F. Powers III
Eric Rakowski
Victoria L. Sassine
Thomas R. Schneeweis

AMG Funds	135

AMG Funds
Prospectus
March 1, 2020

Where to find additional information
The Funds' Statement of Additional Information (the “SAI”) contains additional information about the Funds and their investments. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
To request free copies of these materials or to make other inquiries, please contact the Funds:
•	By telephone: 800.548.4539
•	By mail: AMG Funds 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830
•	On the Internet: Electronic copies are available on our website at www.amgfunds.com
Information about the Funds, including the Funds' current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds' SAI is incorporated by reference into (is legally part of) this Prospectus.
Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov.
© 2020 AMG Funds LLC
Investment Company Act Registration Number 811-06520

www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
P092-0320

AMG FUNDS IV

AMG MANAGERS DOUBLELINE CORE PLUS BOND FUND

CLASS N: ADBLX

CLASS I: ADLIX

CLASS Z: ADZIX

AMG MANAGERS FAIRPOINTE ESG EQUITY FUND

CLASS N: AFPTX

CLASS I: AFFEX

AMG MANAGERS FAIRPOINTE MID CAP FUND

CLASS N: CHTTX

CLASS I: ABMIX

CLASS Z: ABIZX

AMG MANAGERS LMCG SMALL CAP GROWTH FUND

CLASS N: ACWDX

CLASS I: ACWIX

AMG MANAGERS MONTAG & CALDWELL GROWTH FUND

CLASS N: MCGFX

CLASS I: MCGIX

AMG MANAGERS PICTET INTERNATIONAL FUND

CLASS N: APINX

CLASS I: APCTX

CLASS Z: APCZX

AMG MANAGERS SILVERCREST SMALL CAP FUND

CLASS N: ASCTX

CLASS I: ACRTX

CLASS Z: ACZTX

AMG RIVER ROAD DIVIDEND ALL CAP VALUE FUND

CLASS N: ARDEX

CLASS I: ARIDX

CLASS Z: ARZDX

AMG RIVER ROAD DIVIDEND ALL CAP VALUE FUND II

CLASS N: ADVTX

CLASS I: ADIVX

CLASS Z: ADVZX

AMG RIVER ROAD FOCUSED ABSOLUTE VALUE FUND

CLASS N: ARRFX

CLASS I: AFAVX

CLASS Z: ARRZX

SAI086-0320

AMG RIVER ROAD LONG-SHORT FUND

CLASS N: ARLSX

CLASS I: ALSIX

CLASS Z: ARLZX

AMG RIVER ROAD SMALL-MID CAP VALUE FUND

CLASS N: ARSMX

CLASS I: ARIMX

CLASS Z: ARSZX

AMG RIVER ROAD SMALL CAP VALUE FUND

CLASS N: ARSVX

CLASS I: ARSIX

CLASS Z: ARZMX

STATEMENT OF ADDITIONAL INFORMATION

DATED March 1, 2020

You can obtain a free copy of the prospectus for each of AMG Managers DoubleLine Core Plus Bond Fund, AMG Managers Fairpointe ESG Equity Fund, AMG Managers Fairpointe Mid Cap Fund, AMG Managers LMCG Small Cap Growth Fund, AMG Managers Montag & Caldwell Growth Fund, AMG Managers Pictet International Fund, AMG Managers Silvercrest Small Cap Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund (each a “Fund,” and collectively the “Funds”), dated March 1, 2020, as supplemented from time to time (the “Prospectus”), by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at www.amgfunds.com. The Funds’ Prospectus provides basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with the Funds’ Prospectus.

The Funds’ audited financial statements for the fiscal year ended October 31, 2019 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm from each Fund’s Annual Report for the fiscal year ended October 31, 2019, are incorporated by reference into this Statement of Additional Information (meaning such documents are legally a part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Funds’ Annual and Semi-Annual Reports are available without charge, upon request, by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at www.amgfunds.com or on the Securities and Exchange Commission’s website at www.sec.gov.

i

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to AMG Managers DoubleLine Core Plus Bond Fund (the “Core Plus Bond Fund”), AMG Managers Fairpointe ESG Equity Fund (the “ESG Equity Fund”), AMG Managers Fairpointe Mid Cap Fund (the “Mid Cap Fund”), AMG Managers LMCG Small Cap Growth Fund (the “Small Cap Growth Fund”), AMG Managers Montag & Caldwell Growth Fund (the “Growth Fund”), AMG Managers Pictet International Fund (the “International Fund”), AMG Managers Silvercrest Small Cap Fund (the “Small Cap Fund”), AMG River Road Dividend All Cap Value Fund (the “All Cap Value Fund”), AMG River Road Dividend All Cap Value Fund II (the “All Cap Value Fund II”), AMG River Road Focused Absolute Value Fund (the “Focused Absolute Value Fund”), AMG River Road Long-Short Fund (the “Long-Short Fund”), AMG River Road Small-Mid Cap Value Fund (the “Small-Mid Cap Value Fund”) and AMG River Road Small Cap Value Fund (the “Small Cap Value Fund”) (each a “Fund,” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of AMG Funds IV, a Delaware statutory trust (the “Trust”), and part of the AMG Funds Family of Funds, a fund complex comprised of 52 different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Fund Complex”). The Trust was organized on September 10, 1993.

Each of the Core Plus Bond Fund, the Mid Cap Fund, the International Fund, the Small Cap Fund, the All Cap Value Fund, the All Cap Value Fund II, the Focused Absolute Value Fund, the Long-Short Fund, the Small-Mid Cap Value Fund and the Small Cap Value Fund has established three classes of shares: Class N, Class I and Class Z. Each of the ESG Equity Fund, the Small Cap Growth Fund and the Growth Fund has established two classes of shares: Class N and Class I. Effective immediately after the close of business on May 31, 2019, Class R shares of the Growth Fund automatically converted to Class N shares.

Effective October 1, 2017, the ESG Equity Fund changed its name from AMG Managers Fairpointe Focused Equity Fund to AMG Managers Fairpointe ESG Equity Fund.

Effective as of June 30, 2017, the Small-Mid Cap Value Fund changed its name from AMG River Road Select Value Fund to AMG River Road Small-Mid Cap Value Fund.

Effective as of October 1, 2016, Aston Funds changed its name to AMG Funds IV.

Effective as of October 1, 2016, each Fund’s name changed as follows:

Former Name	Name as of October 1, 2016
ASTON/DoubleLine Core Plus Fixed Income Fund	AMG Managers DoubleLine Core Plus Bond Fund
ASTON/Fairpointe Focused Equity Fund	AMG Managers Fairpointe Focused Equity Fund
ASTON/Fairpointe Mid Cap Fund	AMG Managers Fairpointe Mid Cap Fund
ASTON/LMCG Small Cap Growth Fund	AMG Managers LMCG Small Cap Growth Fund
ASTON/Montag & Caldwell Growth Fund	AMG Managers Montag & Caldwell Growth Fund
ASTON/Pictet International Fund	AMG Managers Pictet International Fund
ASTON/Silvercrest Small Cap Fund	AMG Managers Silvercrest Small Cap Fund
ASTON/River Road Dividend All Cap Value Fund	AMG River Road Dividend All Cap Value Fund
ASTON/River Road Dividend All Cap Value Fund II	AMG River Road Dividend All Cap Value Fund II

Former Name	Name as of October 1, 2016
ASTON/River Road Focused Absolute Value Fund	AMG River Road Focused Absolute Value Fund
ASTON/River Road Long-Short Fund	AMG River Road Long-Short Fund
ASTON/River Road Select Value Fund	AMG River Road Select Value Fund
ASTON/River Road Small Cap Value Fund	AMG River Road Small Cap Value Fund

Also effective as of October 1, 2016, Aston Asset Management, LLC (“Aston”), the former investment adviser to the Funds and an indirect, wholly owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), merged with and into AMG Funds LLC (the “Investment Manager”), with the Investment Manager becoming the investment manager to the Funds.

This SAI describes the financial history, management and operation of the Funds, as well as each Fund’s investment objective(s) and policies. It should be read in conjunction with each Fund’s current prospectus, dated March 1, 2020, as supplemented from time to time (the “Prospectus”). The Trust’s executive office is located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

The Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for each Fund’s overall administration. It selects and recommends, subject to the approval of the Trust’s Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadviser” or “Subadvisers”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisers and researches any potential new Subadvisers for the Funds. See “Management of the Funds” for more information.

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective(s) as stated in its Prospectus. The Trust is an open-end management investment company. Each Fund, other than AMG River Road Focused Absolute Value Fund and AMG River Road Long-Short Fund, is a diversified series of the Trust. AMG River Road Focused Absolute Value Fund and AMG River Road Long-Short Fund are non-diversified series of the Trust.

The following is information regarding the types of securities and instruments that may be purchased by the Funds (unless otherwise noted) to the extent such investments are permitted by applicable law. The information below does not describe every type of investment, technique or risk to which each Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

The Board may, in the future, authorize a Fund to invest in securities other than those listed here and in the Fund’s Prospectus, provided that such investment would be consistent with the Fund’s investment objective(s) and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Funds’ Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, except as stated below.

Investment Techniques and Associated Risks

(1) Asset-Backed Securities

Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

The Funds also invest in mortgage-backed securities, which are asset-backed securities associated with mortgage loans. Mortgage-backed securities and the risks associated with them are discussed under “Mortgage Related Securities” below.

(2) Below Investment Grade Securities

In General. Certain Funds may invest in below investment grade securities, subject to any limitations set forth in the Funds’ Prospectus and this SAI. Below investment grade securities (also referred to as “high yield securities” or “junk bonds”) are securities rated below BBB by S&P Global Ratings (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), securities comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities of equivalent quality. See Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1)

adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value (“NAV”).

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund’s investment objective(s) may be more dependent on the Subadviser’s own credit analysis than is the case for higher rated securities. Although the Subadviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Subadviser performs research and independently assesses the value of particular securities relative to the market. The Subadviser’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

A Fund’s Subadviser buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Subadviser. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

(3) Borrowing

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The 1940 Act also permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Typically, a Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If a Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, a Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the NAV of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the NAV of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

(4) Cash Equivalents

The Funds may invest in cash equivalents to the extent that such investments are consistent with the Funds’ investment objectives, policies and restrictions, and as discussed in the Funds’ Prospectus and this SAI. A description of the various types of cash equivalents that may be purchased by certain Funds appears below.

Bank Obligations. Certain Funds may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) or a savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed-upon date and price. The resale price normally reflects the purchase price plus a mutually agreed-upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements are subject to certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a Fund’s ability to dispose of the collateral may be delayed or limited. Generally, the period of these repurchase agreements will be short.

The financial institutions with which a Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Investment Manager or Subadviser. The Investment Manager or Subadviser will continue to monitor the creditworthiness of the seller under a repurchase agreement and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

(5) Commercial Paper

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of up to nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

(6) Commodities Exposure

Certain Funds may obtain exposure to commodities indirectly by investing in exchange-traded funds (“ETFs”) that invest in securities of companies engaged in the production and distribution of commodities and commodity-related products, exchange-traded notes (“ETNs”) that are linked to the returns of one or more commodity indices that reflect the potential return on leveraged and unleveraged investments in futures contracts of physical commodities, plus interest that could be earned on cash collateral, and minus the issuer’s fee (see “Exchange-Traded Notes” below), and such other instruments as deemed appropriate from time to time. A Fund may be exposed to a wide variety of commodity sectors, including, without limitation, agriculture, livestock, base/industrial metals, oil, energy and precious metals.

Exposure to commodities may result in losses for a Fund. Commodity prices, and the value of stocks of companies exposed to commodities, can be extremely volatile and are affected by a wide range of factors, including market movements, supply and demand imbalances, inflationary trends or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Increased demand for commodities by emerging market countries may result in shortages and cause prices to rise, potentially resulting in speculative investments in commodities. In addition, with respect to a Fund’s exposure to commodities indirectly through companies in the commodities sector and ETNs, there are additional risks to the Fund as there is no guarantee that those companies’ investments and business strategies relating to commodities will be successful, and the value of the Fund’s investments in ETFs or other instruments exposed to companies in the commodities sector, and the value of the companies themselves, may fluctuate more than the value of the relevant underlying commodity or commodities or commodity index.

See “Exchange-Traded Notes” below for specific risks relating to a Fund’s investments in exchange-traded notes that are linked to the returns of one or more commodity indices.

(7) Contingent Convertible Securities

Contingent convertible securities (“CoCos”) are hybrid bonds typically issued by banks. When the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside a Fund’s control. Any such action could have an adverse effect on the Fund’s returns, and the Fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

(8) Corporate and Other Debt Securities

Certain Funds, subject to their applicable investment policies, may invest in corporate debt securities issued by U.S. and foreign companies, banks and other corporate entities.

Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

(9) Derivative Instruments

The following describes certain derivative instruments and products in which certain Funds may invest and risks associated therewith.

A Fund might not employ any of the strategies described below or be permitted by applicable law to do so, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. To the extent permitted by applicable law or regulation, a Fund may purchase and sell futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. A Fund may invest in foreign currency futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. A Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed-income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may enter into futures contracts for the purchase or sale of fixed-income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through major commodity brokers. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market, as a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker.

A Fund will ordinarily be able to close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position, and the Fund would be obligated to meet margin requirements (as discussed below) until the position is closed. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which a Fund may invest will be developed and traded in the future.

A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When a Fund purchases or sells a futures contract, the Fund is required to deposit with its futures commission merchant an amount of margin set by the clearing house on which the contract is cleared and the Fund’s futures commission merchant and may be modified by the exchange or the futures commission merchant during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund may earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily NAV, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position, and the Fund would be obligated to meet margin requirements until the position is closed. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Interest Rate Futures Contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract. Interest rate futures contracts may be purchased on debt securities such as U.S. Treasury bills and bonds, Eurodollar instruments, U.S. Treasury Notes and interest rate swaps.

Certain Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

Limitations on Use of Futures and Options on Futures. A Fund may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) option market exists. A Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the U.S. Commodity Futures Trading Commission (the “CFTC”)), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, a Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by a Fund’s Subadviser, in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, a Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“commodity interests”), or if a Fund markets itself as providing investment exposure to such instruments. As of the date of this SAI, the Funds are operated by a person, the Investment Manager, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 thereunder (the “exclusion”) promulgated by the CFTC (with respect to the Funds). Accordingly, neither the Investment Manager (with respect to the Funds) nor any Fund is subject to registration or regulation as a “commodity pool operator” or “commodity pool,” respectively, under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use any commodity interests and in the manner in which it holds out its use of such commodity interests. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Risks Associated with Futures and Options on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker or clearing house with whom a Fund has an open position in a futures contract or related option.

Forward Currency Contracts. A Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed-upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian or earmark securities considered to be liquid by the Subadviser in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

Options. A Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A Fund may purchase call options for any purpose. For example, a call option may be purchased by a Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.

A Fund may purchase put options for any purpose. For example, a put option may be purchased by a Fund as a short hedge. The put option enables a Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit a Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Fund may write call or put options for any purpose. For example, writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, a Fund would suffer a loss. A Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable SEC guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, when securities prices increase, a Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will be affected by, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Additional risks of OTC options are discussed below (“Risks Related to OTC Options”).

Options on Indices. To the extent permitted by applicable law or regulation, the Funds may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as those that underlie the index and, as a result, the Fund bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

A Fund can use both European-style and American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. A Fund may use currency options, for example, to cross-hedge or to increase total return when the Subadviser anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options differ from listed options in that they are bilateral contracts with strike prices, expiration dates and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared, as discussed further in “Risks of Government Regulation of Derivatives” below.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Subadviser to forecast interest rates and other economic factors correctly. If the Subadviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to risk of loss. In addition, a Fund’s use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Certain of a Fund’s investments in derivative instruments may produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax. A Fund may be required to accrue and distribute imputed income from certain derivative investments on a current basis, even though the Fund does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return. For U.S. federal income tax information regarding derivative instruments, see “Certain U.S. Federal Income Tax Matters” below.

Swap Agreements. To the extent permitted by applicable law or regulation, a Fund may engage in swap transactions, including, but not limited to swap transactions on interest rates, security indices (including broad-based security indices), specific securities and currency exchange rates.

The Funds may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost-efficient manner.

Swap agreements include two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index. The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund from the counterparty) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid by the Subadviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. A Fund may also “cover” swaps in accordance with applicable SEC guidelines. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party that is engaged in a securities related business if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective(s) will depend on many factors, including the Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to use swap agreements.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven calendar days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses, and a Fund’s obligation under such agreement, together with other illiquid assets and securities, will not exceed 15% of a Fund’s net assets.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. However, when a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund, if any, the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. Additionally, in the event of a counterparty’s (or its affiliate’s) insolvency), a Fund’s ability to exercise remedies could be stayed or eliminated under new special resolution regimes adopted in various global jurisdictions (see “Risk of Government Regulation of Derivatives” below).

Transactions in some types of swaps (including certain interest rate swaps and credit default swaps) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than the original counterparty to the derivatives transaction (i.e., a bank or broker), so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to cleared derivatives is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member. Further risks related to cleared derivatives transactions are discussed in “Additional Risk Factors in Cleared Derivatives Transactions” below.

Many OTC derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of a Fund’s NAV.

A Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. A Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If a Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Funds will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one NRSRO at the time of entering into such transaction.

Risks of Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a

Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective(s). It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union (“EU”) and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements for certain types of swaps contracts and other derivatives. Because these requirements are new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner the Subadviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. New rules under the Dodd-Frank Act require certain OTC derivatives, including certain interest rate swaps and certain credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Funds. (See “Additional Risk Factors in Cleared Derivatives Transactions” below.) It is also unclear how the regulatory changes will affect counter party risk.

Additionally, U.S. regulators, the EU and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between a Fund and its swap counterparties. They impose regulatory requirements on the timing of transferring margin. The Funds are already subject to variation margin requirements under such rules and may become subject to initial margin requirements under such rules in 2021. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

Also, as described above, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

In addition, in November 2019, the SEC issued a release re-proposing a rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that a Fund may be unable to implement its investment strategy.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since a Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on the Funds and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose the Funds to new kinds of risks and costs.

Additional Risk Factors in Cleared Derivatives Transactions. Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only clearing members can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager or Subadviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

Segregated Accounts or Cover. A Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate or earmark on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, a Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

(10) Emerging Market Securities

Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. These risks may be more severe than those experienced in non-emerging market countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of institutional investors investing in these markets could significantly affect local securities prices and, therefore, the NAV of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the NAV of a Fund’s shares to decline.

(11) Equity Investments

Certain Funds may invest in equity securities subject to any restrictions set forth in the Funds’ Prospectus and this SAI. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which certain Funds may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions.

The Small Cap Growth Fund, Small Cap Fund and Small Cap Value Fund may invest to a significant extent in small-capitalization companies, the Small-Mid Cap Value Fund may invest to a significant extent in small- and mid-capitalization companies, and the Mid Cap Fund may invest to a significant extent in mid-capitalization companies.

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective(s).

Depositary Receipts. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are European receipts evidencing a similar arrangement. Non-Voting Depositary Receipts (“NVDRs”) are trading instruments issued by the Thai NVDR Company Limited, a subsidiary wholly owned by The Stock Exchange of Thailand (the “SET”), intended to stimulate trading activity in the Thai stock market. NVDRs are automatically regarded as listed securities in the SET. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted. With respect to investments in NVDRs, investors will receive all financial benefits, e.g., dividends and right issues, as if they had invested in a company’s ordinary shares, except that NVDR holders do not have the voting rights associated with the shares.

Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts. A Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by the Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.

Initial Public Offerings (“IPOs”). Certain Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion, if any, of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

(12) Eurodollar and Yankeedollar Obligations

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.

(13) Exchange-Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of specific benchmark indices. ETNs are not equities or index funds, but they do share several characteristics with such investments. For example, like equities, they trade on an exchange and can be shorted. Like an index fund, they are linked to the return of a benchmark index. Unlike regular bonds, there are no periodic interest payments, and principal is not protected. An investor could lose some of or the entire amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer’s fee. ETNs are subject to the risk of a breakdown in the futures markets they use.

A Fund may invest in one or more ETNs linked to commodity indices as a means to obtain commodity exposure. See “Commodities Exposure” above. ETNs held by a Fund are typically linked to the performance of a commodities index that reflects the potential return on leveraged and unleveraged investments in futures contracts of physical commodities, plus interest that could be earned on cash collateral, and minus the issuer’s fee.

Each Fund invests in a manner that is consistent with its current understanding of the 90% gross income requirement for qualification as a regulated investment company. See “Certain Federal Income Tax Matters” below. There is some uncertainty under current law whether income and gain derived from commodity-linked ETNs constitute qualifying income to a Fund for purposes of this 90% gross income requirement.

A Fund’s investments in ETNs may include leveraged ETNs. Leveraged ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. The market value of ETNs may differ from their NAV per share. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the underlying investments that the ETN holds. There may be times when an ETN trades at a premium or discount to its NAV.

(14) Floating Rate and Variable Rate Demand Notes

Certain Funds may purchase taxable or tax-exempt floating rate and variable rate demand notes and bonds in implementing their investment programs. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit the holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest on a variable rate demand note is reset at specified intervals at a market rate.

(15) Foreign Currencies and Related Transactions

Subject to applicable limits set forth in the Funds’ Prospectus and this SAI, a Fund may invest in or utilize foreign currencies and other foreign currency-related transactions. These instruments may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

(16) Foreign Securities

Certain Funds may invest in foreign securities, subject to any restrictions set forth in the Funds’ Prospectus and this SAI.

Investment in securities of foreign entities, whether directly or indirectly in the form of ADRs, EDRs, GDRs or similar instruments, and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible embargoes or economic sanctions on a country, sector or issuer, possible imposition of withholding or other taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, foreign investments may be effected through structures that may be complex or obfuscatory, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund. A Fund may be required to liquidate other assets in order to make up the shortfall.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

A Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which a Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, a Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has recently imposed tariffs on the other country’s products. In January 2020, the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. Events such as these and their impact on the Funds are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

A Fund’s interest and dividend income from, or proceeds from the sale or other disposition of the securities of, foreign issuers may be subject to non-U.S. withholding and other foreign taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, certain countries impose a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies, and thus increase the cost to the Fund of investing in any country imposing such taxes. A Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by a Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below.

Emerging Markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Emerging Market Securities” above.

(17) Forward Commitments

Certain Funds may make contracts to purchase securities on a forward commitment basis for a fixed price at a future date beyond the customary settlement period for such securities (“forward commitments”) if the Fund segregates liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to the amount of the Fund’s commitments. Forward commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term capital gains or losses upon such disposition. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

(18) Illiquid Securities, Private Placements and Certain Unregistered Securities

Certain Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. If a Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its NAV, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities. Subject to these limitations, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if the Fund reasonably expects the investment cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. The price a Fund’s portfolio may pay for illiquid securities or receive upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Funds to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Independent Trustees (defined infra), have designated the Investment Manager to administer the Funds’ LRMP and the Investment Manager has formed a Liquidity Risk Management Committee to which it has delegated responsibilities for the ongoing operation and management of the LRMP. Under the LRMP, the Investment Manager assesses, manages, and periodically reviews the Funds’ liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors’ interests in the Funds. The liquidity of the Funds’ portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Funds can expect to be exposed to greater liquidity risk.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price that a Fund believes represents the security’s value should the Fund wish to sell the security. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(19) Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), each of the ESG Equity Fund, All Cap Value Fund II, International Fund, Focused Absolute Value Fund, Small Cap Fund and Long-Short Fund have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a Fund would lend money and, if applicable, borrow money for temporary purposes directly to and from another eligible fund in the AMG Fund

Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. The Funds are not currently eligible to participate in the interfund lending program as borrowers based on the Funds’ fundamental investment restrictions with respect to borrowing.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another eligible fund in the AMG Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

No Fund may lend to another eligible fund in the AMG Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

(20) Investment Company Securities

The Funds may invest some portion of their assets in shares of other investment companies, including exchange-traded funds (“ETFs”), open-end mutual funds (including money market funds) and closed-end funds, to the extent that they may facilitate achieving the investment objectives of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Investment Manager and Subadviser to a Fund will consider such fees in determining whether to invest in other investment companies. A Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investments in a closed-end investment company may require the payment of a premium above the NAV of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, each Fund’s investments in investment companies are limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). Each Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, each Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

A Fund may seek to invest in ETFs that have received an exemptive order from the SEC permitting investment by other funds in the ETFs in excess of the Limitation, provided that the Fund enters into and complies with the terms and conditions of an agreement with each ETF, and the Fund complies with the ETF’s exemptive order.

ETFs that are linked to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of investments underlying the applicable index and will incur certain expenses not incurred by their applicable index. Certain investments comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.

The market value of ETF shares may differ from their NAV per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its NAV.

(21) Mortgage Related Securities

Mortgage-related securities include collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMIC Certificates”), mortgage-backed bonds and “pass-throughs.” Pass-throughs, which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government-related issuers. This is because there is no express or implied government backing associated with non-government issuers.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits. CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, which generally holds mortgages or mortgage-related securities. There are different classes of CMOs and REMIC Certificates, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs or REMIC Certificates in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, the Fund could sustain a loss.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (“Z Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (“PAC Certificates”), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

One or more tranches of a CMO or a REMIC Certificate (collectively, “floating-rate CMOs”) may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate (“LIBOR”). These floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages. Floating-rate CMOs are typically issued with lifetime “caps” on the coupon rate. These caps, similar to the caps on adjustable-rate mortgages, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is geared. The structure and performance of floating-rate tranches will vary widely as interest rates change.

Resets. The interest rates paid on the floating-rate CMOs in which a Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include: the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the six-month Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds Index, the National Monthly Median Cost of Funds, the one-, three- or six-month or one-year LIBOR, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the floating-rate CMOs in which a Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

CMOs and REMIC Certificates are subject to credit risk, interest rate risk and liquidity risk. Generally, CMOs and REMIC Certificates issued by U.S. government agencies and instrumentalities have lower credit risk than private label CMOs and REMIC Certificates because the underlying mortgages are either guaranteed by the U.S. government or carry an implicit guarantee of a government-sponsored enterprise. Private label CMOs and REMIC Certificates may carry higher credit risk, depending on the underlying collateral. The degree of credit risk will be reflected in the credit rating of the security. Yields on private label CMOs and REMIC Certificates historically have been higher than the yields on CMOs and REMIC Certificates issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. The Funds will not invest in subordinated privately issued CMOs and REMIC Certificates. CMOs and REMIC Certificates have a high degree of interest rate risk. The value of a CMO and a REMIC Certificate will fluctuate more widely in response to interest rate changes than a standard debt security.

Liquidity risk is the risk that the investor will be unable to find a buyer interested in purchasing the security or willing to pay the desired price for the security. If a Fund has to sell the security before maturity, some of the principal could be lost. The markets for CMOs and REMIC Certificates, particularly private label CMOs and REMIC Certificates, at times may be very thin. A Fund’s ability to dispose of its positions in such securities will depend upon the degree of liquidity in the market for such securities. It is impossible to predict the degree of liquidity of such securities in the future.

The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance, including mishandling of documentation. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. A Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as “IOs”) or only the principal portion of the underlying mortgage pools (commonly referred to as “POs”). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Stripped mortgage-backed securities not issued by Federal agencies will be treated by the Funds as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed by the full faith and credit of the United States.

FHLMC Guaranteed Mortgage Pass-Through Certificates. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

Mortgage-Backed Bonds. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, the Fund could sustain a loss.

Recent Events Regarding FNMA and FHLMC Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

The conditions attached to the financial contribution made by the Treasury to FHLMC and FNMA and the issuance of senior preferred stock place significant restrictions on the activities of FHLMC and FNMA. FHLMC and FNMA must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of FHLMC’s and FNMA’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by FHLMC and FNMA provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at FHLMC and FNMA, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FHLMC and FNMA, including any such mortgage-backed securities held by a Fund.

On June 3, 2019, under the FHFA’s “Single Security Initiative,” FHLMC and FNMA have entered into a joint initiative to develop a common securitization platform for the issuance of a “uniform mortgage-backed security” or “UMBS,” in place of their separate offerings of “to be announced” (TBA)-eligible mortgage-backed securities. The Single Security Initiative seeks to generally align the characteristics of FHLMC and FNMA mortgage-backed securities. The effects it may have on the market for mortgage-backed securities are uncertain and the issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.

Other Mortgage-Backed Securities. The Investment Manager or Subadviser anticipates that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Manager or Subadviser will, consistent with a Fund’s investment objective(s) and policies, consider making investments in such new types of mortgage-related securities.

Risks Associated with Mortgage-Related and other Asset-Backed Securities. There are certain risks associated with mortgage-related securities, such as prepayment risk and default risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages. The risk of defaults associated with mortgage-related securities is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which must pay a fixed rate of interest until maturity when the entire principal amount becomes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may comprise a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and a Fund would be required to reinvest the proceeds at the lower interest rates then available.

Prepayments of mortgages that underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, a Fund may purchase certain options and options on futures contracts as described more fully above under “Derivative Instruments.”

(22) Municipal Obligations

Certain Funds may invest in many types of municipal bonds, including, but not limited to: general obligation bonds, revenue bonds, private activity and industrial development bonds, short-term municipal notes (including tax and revenue authorization notes), housing bonds and tax-exempt commercial paper. General obligation bonds are bonds issued by states, counties, cities, towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Private activity and industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from U.S. federal income tax. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing. Short-term municipal notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, and include tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Housing bonds are short- or long-term bonds issued by a local housing authority to finance short-term construction of typically low- or middle-income housing or long-term commitments for housing, plants, pollution control facilities, or similar projects. Tax-exempt (municipal) commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Investments in municipal bonds may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the SEC and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

A Fund’s investments in municipal securities is limited to those obligations that are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(23) Obligations of Domestic and Foreign Banks

Each Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

(24) Participations

Certain Funds may invest in loan participations or assignments. In purchasing a loan participation or assignment, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be “issuers” of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Fund will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Fund when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to a Fund as a property owner.

In purchasing a loan participation, a Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of a Fund may be subject to claims of the lead bank’s creditors. A Fund’s ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Fund will be illiquid and therefore subject to the Fund’s limit on illiquid investments.

(25) Pooled Vehicles

The Funds may invest in debt securities indirectly through pooled products typically organized as trust structures (e.g., TRAINS and TRACERS) and typically sold pursuant to Rule 144A under the 1933 Act. TRAINS, TRACERS and similar products contain a basket of debt securities that are designed to provide broad credit exposure in a single product. A Fund will incur transaction costs associated with such products and may be subject to the credit risk of the sponsoring entity.

(26) Publicly Traded Partnerships

Publicly traded partnerships are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradable on a secondary market (or its substantial equivalent). Although publicly traded partnerships are generally taxable as corporations, the Funds may invest in certain publicly traded partnerships, including master limited partnerships (“MLPs”), that qualify for treatment as partnerships for federal income tax purposes pursuant to certain limited exceptions under the Code. A Fund’s investments in such entities may be limited by the Fund’s intention to qualify as a regulated investment company and can bear on the Fund’s ability to qualify as such. See “Certain U.S. Federal Income Tax Matters.” Many MLPs derive income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of an MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. A Fund will not acquire any interests in MLPs that are believed to expose the assets of a Fund to liabilities incurred by the MLP. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet certain federal income tax requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares.

(27) Real Estate Investment Trusts (“REITs”)

Certain Funds may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as a Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

(28) Reverse Repurchase Agreements and Dollar Roll Agreements

Certain Funds may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed-upon by the parties. The difference between the repurchase price and the original price is the reverse repurchase agreement rate, which reflects the interest rate in effect for the term of the agreement. Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

A Fund will earmark or establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund’s obligation to repurchase the securities. For the purposes of the 1940 Act, reverse repurchase agreements and dollar rolls can be viewed as the borrowing of money by a Fund and, therefore, a form of leverage which may magnify any gains or losses for the Fund, but for which the Fund is not required to have 300% asset coverage. A Fund may only enter into reverse repurchase agreements up to 33 1/3% of the value of the Fund’s total assets taken at market value (computed at the time the loan is made), including the amount borrowed.

(29) Securities Lending

Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to a Fund’s policies and restrictions. A Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, each Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment; however, the Funds’ securities lending agent has agreed to indemnify each Fund against loss on the investment of the cash collateral. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. While voting rights may pass with the loaned portfolio securities, to the extent possible, the loan will be recalled on a reasonable efforts basis and the securities voted by the Fund. The Bank of New York Mellon serves as the Funds’ securities lending agent.

(30) Short Sales

The Funds may engage in “short sales against the box,” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security. In order to engage in a short sale against the box, a Fund arranges with a broker or other counterparty, which may be the Fund’s custodian, to borrow the security being sold short. A Fund must deposit with or for the benefit of the broker or other counterparty collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker or other counterparty and segregated is equal to the current value of the securities sold short. In addition, a Fund must pay the broker or other counterparty any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement or taking the security the Fund otherwise holds and delivering it to the broker or other counterparty. If the price of the security sold short has increased since the time of the short sale, the

Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the security sold short could attain. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A Fund may also engage in short sales “not against the box,” which are generally short sales of securities in which the Fund does not currently hold a long position. Short sales that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in short sales. Similar to short sales against the box, short sales not against the box theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

A Fund may also maintain short positions in forward currency exchange transactions, in which a Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that a Fund has contracted to receive in the exchange. To ensure that any short position of a Fund is not used to achieve leverage, a Fund segregates cash or liquid assets equal to the fluctuating market value of the currency as to which any short position is being maintained. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

(31) Stripped Securities

Stripped Securities (“STRIPS”) are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive all of the principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund’s yield to maturity to the extent it invests in IOs.

Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by S&P or Moody’s, respectively. These risks (and potential benefits), as described in “Derivatives Risk” in the Prospectus, will be managed by investing in a variety of such securities and by using certain hedging techniques. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Interest-only STRIPS may be purchased for their hedging characteristics. Because of their structure, interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. For example, with increases in interest rates, these securities will typically increase rather than decrease in value. As a result, since they move differently in relation to changes in interest rates than the typical investments held by a Fund, interest-only STRIPS can be used as hedging instruments to reduce the variance of a Fund’s NAV from its targeted option-adjusted duration. There can be no assurance that the use of interest-only STRIPS will be effective as a hedging technique, in which event, a Fund’s overall performance may be less than if the Fund had not purchased the STRIPS.

The determination of whether certain IO and PO STRIPS issued by the U.S. Government and backed by fixed-rate mortgages are liquid shall be made by the Trustees in accordance with applicable pronouncements of the SEC. At present all other IO and PO STRIPS are treated as illiquid securities for the purposes of the 15% limitation on illiquid securities as a percentage of a Fund’s net assets.

In addition to STRIPS issued by the U.S. Government, its agencies or instrumentalities, the Funds may purchase STRIPS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these entities. However, each Fund will purchase only STRIPS that are collateralized by mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Under no circumstances will a Fund purchase STRIPS if such purchase would cause STRIPS to exceed 5% of its assets.

(32) Temporary Defensive Positioning

The investments and strategies described throughout the Prospectus are those the Subadvisers intend to use under normal circumstances. When a Subadviser determines that market or other conditions warrant, a Fund may invest up to 100% of its assets in money market instruments or hold U.S. dollars. When a Fund is investing for temporary or defensive purposes, it is not pursuing its investment objective(s).

(33) Trust Originated Preferred Securities

Certain Funds may invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to the Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

(34) U.S. Treasury and Government Securities and Securities of International Organizations

The Funds may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

The Funds may invest in obligations issued by the agencies or instrumentalities of the U.S. Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the FHLMC, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the FNMA, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

Securities issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the “World Bank”), are not U.S. government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

(35) Unit Investment Trusts

A Unit Investment Trust (“UIT”) is a type of investment company. Investments in UITs are subject to regulations limiting a Fund’s acquisition of investment company securities. Standard and Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, MDYs and similar investments are interests in UITs that may be obtained directly from the UIT or purchased in the secondary market. SPDRs consist of a portfolio of securities substantially similar to the component securities of the Standard and Poor’s 500 Composite Stock Price Index. DIAMONDS and MDYs consist of a portfolio of securities substantially similar to the component securities of the Dow Jones Industrial Average and of the Standard and Poor’s MidCap 400 Index, respectively.

The price of a UIT interest is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a UIT interest is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for UITs is based on a basket of stocks. Disruptions in the markets for the securities underlying UITs purchased or sold by a Fund could result in losses on UITs. Trading in UITs involves risks similar to the risks, involved in the writing of options on securities, described above under “Derivative Instruments—Options.”

Interests in UITs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate a certain amount of UIT interests. The liquidity of small holdings of UITs, therefore, depends upon the existence of a secondary market. Upon redemption of a UIT interest, a Fund receives securities and cash identical to the deposit required of an investor wishing to purchase a UIT interest that day.

(36) Unit Trusts

Unit trusts are pooled investment vehicles located outside the United States that are operated similarly to mutual funds in the United States. In a unit trust, an asset management firm solicits a pool of capital from investors by issuing a specific quantity of shares and uses the capital for professional investments. An investment in units of a unit trust is subject to risks similar to those applicable to an investment in an open-end mutual fund, including that market risk, which is the risk that the market value of the trust’s investments could decline as a result of business, economic, political or other factors, resulting in a decline in the trust’s NAV. When a Fund invests in units of a unit trust, shareholders of the Fund bear their proportionate share of the trust’s fees and expenses, as well as their share of the Fund’s fees and expenses. In addition, an investment in units of a unit trust is subject to general foreign securities risks, including currency risk, and may be less liquid than an investment in a U.S. mutual fund.

(37) Variable and Floating Rate Securities

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, floating rate securities, other debt securities, derivatives, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity of investments impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

(38) Warrants and Rights

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If the price of the underlying securities does not rise above the exercise price before the date of expiration of a warrant or right, or if a warrant or right is not otherwise exercised by the date of its expiration, a Fund would lose its entire investment in such warrant or right.

(39) When-Issued and Delayed-Delivery Securities

Certain Funds may purchase securities on a when-issued or delayed-delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the daily value of the securities when determining its NAV, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued or delayed-delivery security may be valued below the amount of its purchase price.

In connection with these transactions, a Fund will earmark or maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued or delayed-delivery security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued and delayed-delivery transactions may allow a Fund to hedge against changes in interest rates.

(40) Zero Coupon Securities

Certain Funds may invest in zero coupon securities. “Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

Diversification Requirements for the Funds

Each Fund, with the exception of the Focused Absolute Value Fund and the Long-Short Fund, intends to meet the diversification requirements of the 1940 Act as in effect from time to time. Currently under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. A fund that is non-diversified can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

Quality Requirements for the Core Plus Bond Fund

With respect to the Core Plus Bond Fund, determinations of comparable quality for unrated securities are made by the Subadviser based on its own credit research. Any credit quality restrictions or standards for the Fund with respect to a particular security in which the Fund may invest must be satisfied at the time the investment is made. If the Subadviser determines that the quality of a rated or unrated investment has declined since investment by the Fund or in the event of certain ratings downgrades by NRSROs of the Fund’s rated securities, the Fund may continue to hold the applicable investment.

Fund-of-Funds Structure

Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder. The Trust and the Investment Manager have obtained an exemptive order from the SEC that allows the Funds to invest in both affiliated and unaffiliated investment companies in excess of the limits in Section 12(d)(1) of the 1940 Act, subject to the terms and conditions of such order. Prior to its investment in shares of an unaffiliated investment company in excess of the limit in Section 12(d)(1)(A)(i) of the 1940 Act, the Trust, on behalf of a Fund, and the underlying fund must execute an agreement that is designed to ensure that each party understands the terms and conditions of the order and agrees to fulfill its responsibilities under the order. From time to time, a Fund may rely on an exemptive order granted by the SEC to any underlying investment company, allowing a Fund to invest in such investment companies in excess of the limits in Section 12(d)(1) of the 1940 Act, subject to the terms and conditions of such order, including the execution of an agreement between the Trust, on behalf of the Fund, and such underlying fund that is designed to ensure that each party understands the terms and conditions of the order and agrees to fulfill its responsibilities under the order.

In December 2018, the SEC proposed new Rule 12d1-4 under the 1940 Act, which is designed to streamline and enhance the regulatory framework for fund of funds arrangements. That rule, if adopted as proposed, could impact a Fund’s ability to invest in other investment companies or pooled investment vehicles by, among other things, restricting a Fund’s ability to redeem or vote shares issued by such funds.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Fundamental Investment Restrictions of AMG Managers Fairpointe Mid Cap Fund, AMG Managers Montag & Caldwell Growth Fund and AMG River Road Small Cap Value Fund

Each Fund may not (except as noted):

(1) (a) Except for AMG River Road Small Cap Value Fund: Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases.

(b) For AMG River Road Small Cap Value Fund: Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

(2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

(3) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

(4) As to 75% of the total assets of each Fund, purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer.

(5) Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Funds may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund’s total assets.

(6) Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor trust or companies.

(7) Purchase or sell commodities or commodity contracts, except that a Fund may enter into futures contracts and options thereon in accordance with such Fund’s investment objectives and policies.

(8) Make investments in securities for the purpose of exercising control.

(9) Purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer.

(10) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

(11) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) the entry into repurchase agreements with banks or broker-dealers.

(12) Invest in puts, calls, straddles or combinations thereof, except to the extent disclosed in the SAI.

In addition, AMG River Road Small Cap Value Fund may not:

(13) Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

With respect to limitation (7) above, such limitation should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010.

Fundamental Investment Restrictions of AMG Managers DoubleLine Core Plus Bond Fund, AMG Managers LMCG Small Cap Growth Fund, AMG River Road Dividend All Cap Value Fund and AMG River Road Small-Mid Cap Value Fund

Each Fund may not (except as noted):

(1) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

(2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

(3) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

(4) Purchase or sell commodities or commodity contracts, except that a Fund may enter into futures contracts and options thereon in accordance with such Fund’s investment objectives and policies.

(5) Make investments in securities for the purpose of exercising control.

(6) Except for AMG Managers DoubleLine Core Plus Bond Fund and AMG Managers LMCG Small Cap Growth Fund: Purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer.

(7) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

(8) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) the entry into repurchase agreements with banks or broker-dealers.

(9) Invest in puts, calls, straddles or combinations thereof, except to the extent disclosed in the SAI.

(10)(a)    Except for AMG River Road Dividend All Cap Value Fund: Borrow money or issue senior securities, except that a Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.

(b)    For AMG River Road Dividend All Cap Value Fund: Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Funds may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund’s total assets.

(11)(a)    Except for AMG Managers DoubleLine Core Plus Bond Fund and AMG River Road Dividend All Cap Value Fund: As to 75% of the total assets of the Fund, purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer. In addition, AMG Managers DoubleLine Core Plus Bond Fund may not purchase more than 10% of the outstanding voting securities of such issuer.

(b)    For AMG Managers DoubleLine Core Plus Bond Fund: As to 75% of the total assets of the Fund, (i) purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer; or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

(12) Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

With respect to limitation (4) above, such limitation should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010.

Fundamental Investment Restrictions of AMG Managers Fairpointe ESG Equity Fund, AMG River Road Dividend All Cap Value Fund II and AMG River Road Focused Absolute Value Fund

Each Fund may not (except as noted):

(1) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

(2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

(3) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

(4) Except for AMG River Road Focused Absolute Value Fund, make investments in securities for the purpose of exercising control.

(5) Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

(6) (a) Except for AMG Managers Fairpointe ESG Equity Fund and AMG River Road Focused Absolute Value Fund: Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

(b) For AMG Managers Fairpointe ESG Equity Fund and AMG River Road Focused Absolute Value Fund: Make loans, except as permitted by the 1940 Act, rules and regulations thereunder and any applicable exemptive relief.

(7) Except for AMG River Road Focused Absolute Value Fund: As to 75% of the total assets of the Fund, (i) purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer; or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

(8) (a) Except for AMG Managers Fairpointe ESG Equity Fund and AMG River Road Focused Absolute Value Fund: Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts, or for AMG Managers Fairpointe ESG Equity Fund, other financial instruments, is not considered to be the purchase or sale of a security on margin.

(b) For AMG Managers Fairpointe ESG Equity Fund: Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts or other financial instruments is not considered to be the purchase or sale of a security on margin.

(9) Borrow money, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.

(10) Purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

Fundamental Investment Restrictions of AMG Managers Silvercrest Small Cap Fund and AMG River Road Long-Short Fund

Each Fund may not:

(1) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

(2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

(3) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

(4) Purchase or sell commodities or commodity contracts, except that a Fund may enter into futures contracts and options thereon in accordance with such Fund’s investment objectives and policies.

(5) Make investments in securities for the purpose of exercising control.

(6) Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

(7) Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

(8) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

(9) Borrow money, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.

In addition, AMG Managers Silvercrest Small Cap Fund may not:

(10) As to 75% of the total assets of the Fund, (i) purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer; or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

With respect to limitation (4) above, such limitation should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010.

Fundamental Investment Restrictions of AMG Managers Pictet International Fund

The Fund may not:

(1) Purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

(2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

(3) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

(4) Make investments in securities for the purpose of exercising control.

(5) Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

(6) Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

(7) As to 75% of the total assets of the Fund, (i) purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer; or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

(8) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts or other financial instruments is not considered to be the purchase or sale of a security on margin.

(9) Borrow money, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.

(10) Purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

Non-Fundamental Investment Restrictions

The following restrictions are designated as non-fundamental with respect to the Funds and may be changed by the Trustees without shareholder approval.

(1) Except as otherwise provided in a Fund’s Prospectus or in this SAI, a Fund will only purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 20% of that Fund’s total assets.

(2) Except as otherwise provided in a Fund’s Prospectus or in this SAI, a Fund will only purchase put options to the extent that the premiums paid on all outstanding put options do not exceed 20% of that Fund’s total assets.

(3) Except as otherwise provided in a Fund’s Prospectus or in this SAI, with regard to the writing of put options, a Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

(4) Each Fund will limit investments in securities of issuers which a Fund is restricted from selling to the public without registration under the 1933 Act to no more than 5% of a Fund’s total assets, excluding restricted securities eligible for resale pursuant to Rule 144A or Regulation S under the 1933 Act, that have been deemed to be liquid pursuant to guidelines adopted by the Board. Securities of foreign issuers that are restricted as to resale in the U.S., but are freely tradable in their local market, are not subject to this restriction.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (including the Investment Manager) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Investment Manager, the Subadviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Funds may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Investment Manager has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Funds rely on third-party service providers for many of their day-to-day operations, and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. The Investment Manager does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Investment Manager or the Funds. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Portfolio Turnover

Generally, the Funds purchase securities for investment purposes and not for short-term trading profits. However, each Fund may sell securities without regard to the length of time that the security is held in the portfolio when the Fund believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. A higher degree of portfolio activity may increase brokerage costs to a Fund and may increase shareholders’ tax liability.

The portfolio turnover rates for the Core Plus Bond Fund, ESG Equity Fund, Mid Cap Fund, Small Cap Growth Fund, Growth Fund, International Fund, Small Cap Fund, All Cap Value Fund, All Cap Value Fund II, Long-Short Fund, Small-Mid Cap Value Fund, Small Cap Value Fund and the Focused Absolute Value Fund for the fiscal years ended October 31, 2018 and October 31, 2019 were as follows:

Core Plus Bond Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2018	69%
October 31, 2019	47%

ESG Equity Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2018	41%
October 31, 2019	43%

Mid Cap Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2018	18%
October 31, 2019	21%

Small Cap Growth Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2018	161%
October 31, 2019	138%

Growth Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2018	33%
October 31, 2019	20%

International Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2018	51%
October 31, 2019	28%

Small Cap Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2018	34%
October 31, 2019	20%

All Cap Value Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2018	27%
October 31, 2019	29%

All Cap Value Fund II

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2018	28%
October 31, 2019	32%

Focused Absolute Value Fund

Period/Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2018	88%
October 31, 2019	59%

Long-Short Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2018	189%
October 31, 2019	264%

Small-Mid Cap Value Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2018	46%
October 31, 2019	38%

Small Cap Value Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2018	41%
October 31, 2019	47%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of shareholders of a Fund. Each Fund, other than the Mid Cap Fund, will disclose its portfolio holdings on a monthly basis on or about the 10th business day of the following month by posting this information on the Fund’s website. The Mid Cap Fund will disclose its portfolio holdings on a quarterly basis on or about the 10th business day following each quarter by posting this information on the Fund’s website. The Chief Compliance Officer of the Trust may designate an earlier or later date for public disclosure of a Fund’s portfolio holdings. In addition, (i) each Fund may disclose the top 10 portfolio holdings at any time following the disclosure of portfolio holdings, (ii) each Fund other than the Mid Cap Fund may disclose statistical information regarding such Fund’s portfolio allocation characteristics on or about 10 business days after each month-end, or may disclose such information if it is derived from publicly available portfolio holdings, and (iii) the Mid Cap Fund may disclose statistical information regarding such Fund’s portfolio allocation characteristics on or about 10 business days after each quarter-end, or may disclose such information if it is derived from publicly available portfolio holdings, in each case, by posting the information on the Fund’s website. Non-public portfolio holdings may also be disclosed by a Fund or its duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of borrowing facilities, if (i) the Chief Compliance Officer of the Trust has made a determination that the disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Fund; and (ii) the recipient has been informed in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. The Board of Trustees receives reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The Trust has arrangements with the persons indicated below to make available information about a Fund’s portfolio securities. The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with the release of information relating to a Fund’s portfolio holdings.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadviser; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the custodian and securities lending agent (The Bank of New York Mellon); financial printer (Donnelley Financial Solutions); counsel to the Funds (Ropes & Gray LLP) or counsel to the independent trustees of the Funds (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadviser and the custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printer on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants, fair valuation services and other service providers: Lipper, Inc., Morningstar, Inc., ICE Data Services, FactSet Research Systems Inc., Bloomberg L.P., Institutional Shareholder Services Inc., Davison, Dietsch & McCarthy, Inc., Seismic Professional Services, eVestment Alliance, LLC and HedgeMark Risk Analytics, LLC. The Funds may disclose non-public current portfolio holdings information to ICE Data Services on a monthly basis for valuation purposes, to FactSet Research Systems Inc. on a daily basis for portfolio holdings analysis, to Institutional Shareholder Services Inc. on a daily basis for proxy voting and class action processing purposes, to Davison, Dietsch, & McCarthy, Inc. and Seismic Professional Services on a quarterly basis for services related to Fund marketing materials, to eVestment Alliance, LLC on a quarterly basis for services related to Fund marketing, and to HedgeMark Risk Analytics, LLC on a daily basis for liquidity classification services. The Funds also provide current portfolio holdings information to Lipper, Inc., Morningstar, Inc., Bloomberg L.P. and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor in accordance with the Trust’s organizational documents and the Board’s policy that a Trustee retire at the end of the calendar year in which the Trustee reaches the age of 75. The Chairman of the Board, the President, the Treasurer and the Secretary and such other Officers as the Trustees may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each Officer holds office at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”). Eric Rakowski serves as the Independent Chairman of the Board of Trustees.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Bruce B. Bingham Age: 71	Trustee since 2014	Partner, Hamilton Partners (real estate development firm) (1987-2020)	49	Director of The Yacktman Funds, Inc. (2 portfolios) (2000-2012)	Significant experience as a board member of mutual funds; business experience as a partner of a real estate development and investment firm; familiar with financial statements.

Edward J. Kaier Age: 74	Trustee since 2010; Chairman of the Audit Committee	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	49	Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019)	Significant experience as a board member of mutual funds; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Kurt A. Keilhacker Age: 56	Trustee since 2014	Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA (2002-2019)	52	None	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Steven J. Paggioli Age: 69	Trustee since 2010	Independent Consultant (2002-Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001)	49	Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008-2019)	Significant board experience, including as a board member of mutual funds; significant executive experience with several financial services firms; former service with financial service regulator; Audit Committee financial expert.

Richard F. Powers III Age: 74	Trustee since 2014	Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2011-2015); President and CEO of Van Kampen Investments Inc. (1998-2003)	49	None	Significant experience as a director of a public company; significant executive experience with several financial services firms; significant experience as President and Chief Executive Officer of a mutual fund complex.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Eric Rakowski Age: 61	Trustee since 2010; Independent Chairman of the Board of Trustees; Chairman of the Governance Committee	Professor of Law, University of California at Berkeley School of Law – Boalt Hall (1990-Present)	52	Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Victoria L. Sassine Age: 54	Trustee since 2014	Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson, Board of Directors, Business Management Associates (2018-2019)	52	None	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive).

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Thomas R. Schneeweis Age: 72	Trustee since 2010	Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director, CAIA Foundation (2010-2019); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).	49	None	Significant experience as a board member of mutual funds; formerly professor of finance; significant executive experience with several investment partnerships.

Interested Trustee

Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christine C. Carsman Age: 67	Trustee since 2014	Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	52	Director of Harding, Loevner Funds, Inc. (9 portfolios)	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Investment Manager, and also may benefit from information provided by the Trust’s and the Investment Manager’s legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Keitha L. Kinne Age: 61	Chief Operating Officer since 2016; President, Chief Executive Officer and Principal Executive Officer since 2018	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Thomas G. Disbrow Age: 54	Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer since 2017	Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director—Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director—Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015)

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Mark J. Duggan Age: 55	Secretary and Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015)

Patrick J. Spellman Age: 45	Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019	Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011)

John A. Starace Age: 49	Deputy Treasurer since 2017	Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP

Maureen A. Meredith Age: 34	Assistant Secretary since 2016	Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011)

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Hector D. Roman Age: 42	Anti-Money Laundering Compliance Officer since 2019	Director, Legal and Compliance, AMG Funds LLC (2020-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2019	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies Beneficially Owned as of December 31, 2019
Independent Trustees:

Bruce B. Bingham	None	Over $100,000
Edward J. Kaier	Over $100,000	Over $100,000
Kurt A. Keilhacker	None	Over $100,000
Steven J. Paggioli	$50,001 to $100,000	Over $100,000
Richard F. Powers III	None	None
Eric Rakowski	None	Over $100,000
Victoria L. Sassine	Over $100,000	Over $100,000
Thomas R. Schneeweis	None	$10,001–$50,000

Interested Trustee:

Christine C. Carsman	Over $100,000	Over $100,000

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of AMG Funds IV (the “Board”) and the Board’s oversight of the Funds’ risk management process. The Board consists of nine Trustees, eight of whom are Independent Trustees. An Independent Trustee serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

AMG Funds IV has retained AMG Funds LLC as the Funds’ investment adviser and administrator. The Investment Manager is responsible for the Funds’ overall administration and operations, including management of the risks that arise from the Funds’ investments and operations. Employees of the Investment Manager serve as several of the Funds’ officers, including the Funds’ President. The Board provides oversight of the services provided by the Investment Manager and the Funds’ officers, including their risk management activities. On an annual basis, the Funds’ Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board receives periodic reports from the Funds’ Chief Legal Officer on the Investment Manager’s risk management activities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board receives periodic reports from the portfolio managers of the Subadvisers and the Investment Manager’s investment research team regarding the management of the Funds, including their investment risks. The Board also receives periodic reports from the Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of the Investment Manager regarding the Investment Manager’s general business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audits of the Funds, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or recordkeeping issues of which the Audit Committee is aware that may affect the Trust, the Trust’s financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Board’s pricing oversight committee from time to time. The Audit Committee met two times during the fiscal year ended October 31, 2019.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Eric Rakowski serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Trustees; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Trustee) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Funds; (iii) the compensation to be paid to Independent Trustees; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Trustee; (ii) conduct self-evaluations of the performance of the Trustees and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Trustees and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Funds) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. The Governance Committee met two times during the fiscal year ended October 31, 2019.

Trustees’ Compensation

For their services as Trustees of the Trust and other funds within the AMG Fund Complex for the fiscal year ended October 31, 2019, the Trustees were compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:

Bruce B. Bingham	$70,834	$279,500
Edward J. Kaier (c)	$77,170	$304,500
Kurt A. Keilhacker	$70,834	$299,505
Steven J. Paggioli	$70,834	$279,500
Richard F. Powers III	$70,834	$279,500
Eric Rakowski (d)	$84,772	$358,340
Victoria L. Sassine	$64,118	$271,923
Thomas R. Schneeweis	$70,834	$279,500

Interested Trustee:
Christine C. Carsman	None	None

(a)	Compensation is calculated for the fiscal year ended October 31, 2019. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)

Total compensation includes compensation paid during the 12-month period ended October 31, 2019 for services as a Trustee to any fund currently in the AMG Fund Complex. As of October 31, 2019, each of Messrs. Bingham, Kaier, Paggioli, Powers and Schneeweis served as a trustee to 52 funds in the AMG Fund Complex and each of Messrs. Keilhacker and Rakowski and Mses. Sassine and Carsman served as a trustee or director to 55 funds in the AMG Fund Complex.

(c)	Mr. Kaier receives an additional $25,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.
(d)	Mr. Rakowski receives an additional $55,000 annually for serving as the Independent Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2020, the following persons and/or entities owned beneficially or of record 5% or more of the outstanding shares of each class of each Fund.

Core Plus Bond Fund

Class I

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.*	36.27%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp.	23.19%
FBO Our Customers
Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard
Jersey City, New Jersey 07310

Merrill Lynch Pierce Fenner & Smith Inc.	14.89%
For the Sole Benefit of its Customers
Attn: Service Team 4800 Deer Lake Drive East 3rd Floor
Jacksonville, Florida 32246

Morgan Stanley Smith Barney LLC	8.10%
For the Exclusive Benefit of its Customers 1 New York Plaza
Floor 12
New York, New York 10004-1901

Class N

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.	50.48%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp.	35.91%
FBO Our Customers
Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard
Jersey City, New Jersey 07310

Class Z

Name and Address	Percentage Ownership
Gerald Dillenburg & Cheryl	25.99%
Dillenburg JTWROS
316 Ridge Ave.
Clarendon Hills, Illinois 60514-1313

BNYM I S Trust Co. Cust. Rollover	22.49%
IRA Annie Faye Carter Powell 68 Pinnacle Shores Drive
Okatie, South Carolina 29909

BNMY I S Trust Co. Cust. Roth IRA	7.99%
FBO Pradeep Y. Naik 732 North Lenore Street
Addison, Illinois 60101-2621

BNYM I S Trust Co. Cust. Rollover	6.11%
IRA Michael J. Wszolek 214 Larch Road
Frankfort, Illinois 60423

BNYM I S Trust Co. Cust. Rollover	5.80%
IRA Edith A. Etheridge 49 McDaniel Drive
Blairsville, Georgia 30512

Great-West Trust Company LLC	5.22%
Trustee Employee Benefits Clients 401K 8515 East Orchard Road 2T2
Greenwood Village, Colorado 80111

ESG Equity Fund

Class I

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.*	94.57%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122

Class N

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.	38.26%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp.	22.23%
FBO Our Customers
Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard
Jersey City, New Jersey 07310

LPL Financial	14.36%
Omnibus Customer Account
Attn: Lindsay O’Toole 4707 Executive Drive
San Diego, California 92121

Raymond R. Schlatter and	7.96%
Corrine M. Schlatter JTWROS 11234 State Route 49
Hicksville, Ohio 43526-9311

Hedda & Burton Hurvich Trustees	6.30%
FBO Mount & Nadler EE’s Retirement Plan 425 Madison Avenue
Suite 1600
New York, New York 10017-0000

Mid Cap Fund

Class I

Name and Address	Percentage Ownership
Pershing LLC	24.89%
1 Pershing Plaza
Jersey City, New Jersey 07399-0002

National Financial Services Corp.	22.77%
FBO Our Customers
Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard
Jersey City, New Jersey 07310

Charles Schwab & Co. Inc.	13.65%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery Street
San Francisco, California 94104-4122

Morgan Stanley Smith Barney LLC	7.22%
For the Exclusive Benefit of its Customers 1 New York Plaza
Floor 12
New York, New York 10004-1901

Class N

Name and Address	Percentage Ownership
National Financial Services Corp.	20.76%
FBO Our Customers
Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard
Jersey City, New Jersey 07310

Charles Schwab & Co. Inc.	18.84%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery Street
San Francisco, California 94104-4122

Wells Fargo Bank NA FBO City	10.20%
of Houston Deferred Comp Plan c/o Fascorp 8515 East Orchard Road
Greenwood Village, Colorado 80111-5002

John Hancock Life Insurance Co. USA	8.00%
Attn: JHRPS Trading Ops 200 Berkeley Street
Boston, Massachusetts 02116-5010

Class Z

Name and Address	Percentage Ownership
National Financial Services LLC	26.31%
For the Exclusive Benefit of Our
Customers
Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard
Jersey City, New Jersey 07310-2010

Charles Schwab & Co. Inc.	8.57%
Special Custody Account FBO
Customers
Attn: Mutual Funds 211 Main Street
San Francisco, California 94105

Wells Fargo Bank FBO	8.04%
Various Retirement Plans 1525 West WT Harris Boulevard
Charlotte, North Carolina 28288-1076

BNYM I S Trust Co. Cust. IRA	6.63%
FBO Shelley K. Evenson 1331 Maryland Avenue SW 1229
Washington, DC 20024-0000

Small Cap Growth Fund

Class I

Name and Address	Percentage Ownership
LPL Financial	23.09%
Omnibus Customer Account
Attn: Lindsay O’Toole 4707 Executive Drive
San Diego, California 92121

Pershing LLC	17.51%
1 Pershing Plaza
Jersey City, New Jersey 07399-0002

Charles Schwab & Co. Inc.	16.12%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery Street
San Francisco, California 94104-4122

Wells Fargo Clearing Services LLC	7.55%
2801 Market Street
Saint Louis, Missouri 63103

TD Ameritrade Trust Company	6.94%
Attn: House
P.O. Box 17748
Denver, Colorado 80217-0748

Gerald Dillenburg &	6.78%
Cheryl Dillenburg JTWROS 316 Ridge Ave.
Clarendon Hills, Illinois 60514-1313

National Financial Services Corp.	6.37%
FBO Our Customers
Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard
Jersey City, New Jersey 07310

Class N

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.	28.67%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp.	26.29%
FBO Our Customers
Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard
Jersey City, New Jersey 07310

Growth Fund

Class I

Name and Address	Percentage Ownership
National Financial Services Corp.*	44.05%
FBO Our Customers
Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard
Jersey City, New Jersey 07310

Morgan Stanley Smith Barney LLC	14.36%
For the Exclusive Benefit of its Customers 1 New York Plaza
Floor 12
New York, New York 10004-1901

Charles Schwab & Co. Inc.	7.11%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery Street
San Francisco, California 94104-4122

Class N

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.	15.98%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp.	15.81%
FBO Our Customers
Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard
Jersey City, New Jersey 07310

Merrill Lynch Pierce Fenner & Smith Inc.	5.18%
For the Sole Benefit of its Customers
Attn: Service Team 4800 Deer Lake Drive East 3rd Floor
Jacksonville, Florida 32246

International Fund

Class I

Name and Address	Percentage Ownership
National Financial Services Corp.*	49.62%
FBO Our Customers
Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard
Jersey City, New Jersey 07310

Charles Schwab & Co. Inc.	21.41%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery Street
San Francisco, California 94104-4122

Pershing LLC	11.86%
1 Pershing Plaza
Jersey City, New Jersey 07399-0002

TD Ameritrade Inc. for the	10.29%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, Nebraska 68103-2226

Class N

Name and Address	Percentage Ownership
National Financial Services Corp.	54.70%
FBO Our Customers
Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard
Jersey City, New Jersey 07310

Pershing LLC	22.41%
1 Pershing Plaza
Jersey City, New Jersey 07399-0002

TD Ameritrade Inc. for the	12.39%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, Nebraska 68103-2226

Charles Schwab & Co. Inc.	6.73%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery Street
San Francisco, California 94104-4122

Class Z

Name and Address	Percentage Ownership
JP Morgan Securities LLC	95.08%
Omnibus Account for the Exclusive
Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department
Brooklyn, New York 11245

Small Cap Fund

Class I

Name and Address	Percentage Ownership
Morgan Stanley Smith Barney LLC	26.39%
For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, New York 10004-1901

National Financial Services Corp.	21.39%
FBO Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310

Charles Schwab & Co. Inc.	15.64%
Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122

Raymond James Omnibus for	7.97%
Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716

Pershing LLC	7.30%
1 Pershing Plaza Jersey City, New Jersey 07399-0002

Class N

Name and Address	Percentage Ownership
AIG Retirement Services Company	62.03%
FBO AIGFSB CUST TTEE For the Benefit of Central Georgia Retirement Savings Plan 403B 2727-A Allen Parkway, 4-D1 Houston, Texas 77019

National Financial Services Corp.	25.43%
FBO Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310

Charles Schwab & Co. Inc.	5.67%
Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122

Class Z

Name and Address	Percentage Ownership
State Street Bank & Trust TTEES	74.37%
The New York Life Progress Sharing Investment Trust c/o Maria Mauceri Room 5111O One Lincoln Street Boston, Massachusetts 02111

Capinco c/o US Bank NA	24.49%
1555 North Rivercenter Drive Suite 302 Milwaukee, Wisconsin 53212

All Cap Value Fund

Class I

Name and Address	Percentage Ownership
Raymond James*	51.51%
Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716

Charles Schwab & Co. Inc.	22.90%
Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122

National Financial Services Corp.	7.99%
FBO Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310

BNY Mellon as Agent for	5.39%
BNYM I S Trust Co. Cust. FBO Morningstar Wrap Program Customers 760 Moore Road King of Prussia, Pennsylvania 19406

Class N

Name and Address	Percentage Ownership
National Financial Services Corp.	59.42%
FBO Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310

Charles Schwab & Co. Inc.	20.01%
Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122

Class Z

Name and Address	Percentage Ownership
BNYM I S Trust Co. Cust. Roth IRA	100.00%
FBO Pradeep Y. Naik 732 North Lenore Street Addison, Illinois 60101-2621

All Cap Value Fund II

Class I

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.*	38.08%
Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122

Raymond James	25.37%
Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716

National Financial Services Corp.	23.79%
FBO Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310

Class N

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.	28.02%
Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122

Commonwealth Bank & Trust Reinvest 7590	19.97%
4350 Brownsboro Road, Suite 210 Attn: Mutual Fund Processing Louisville, Kentucky 40207

Pershing LLC	14.03%
1 Pershing Plaza Jersey City, New Jersey 07399-0002

TD Ameritrade Inc. for the	13.19%
Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226

Raymond James	7.49%
Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716

Class Z

Name and Address	Percentage Ownership
BNYM I S Trust Co. Cust.	43.96%
IRA FBO Charlene Dixon 7712 South Vernon Chicago, Illinois 60619-2923

AMG Funds LLC	33.33%
600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830-7149

BNYM I S Trust Co. Cust.	22.71%
Rollover IRA John O. Culley 8328 South Delaware Street Dixon, Illinois 61021-9470

Focused Absolute Value Fund

Class I

Name and Address	Percentage Ownership
Raymond James*	39.45%
Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716

National Financial Services Corp.*	35.30%
FBO Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310

Comerica Bank FBO CHIC STD	6.35%
LC BLAI P.O. Box 75000, Mail Code 3446 Detroit, Michigan 48275

SEI Private Trust Company	6.19%
c/o Suntrust Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, Pennsylvania 19456

Class N

Name and Address	Percentage Ownership
TD Ameritrade Inc. for the	70.96%
Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226

Charles Schwab & Co. Inc.	15.12%
Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122

National Financial Services Corp.	5.21%
FBO Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310

Class Z

Name and Address	Percentage Ownership
BNYM I S Trust Co. Cust.	58.79%
Rollover IRA Yvonne Moritz 6413 Tilden Lane Rockville, Maryland 20852-3742

Keitha L. Kinne and Daniela L.	33.44%
Sikora JTWROS c/o AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830-7149

AMG Funds LLC	6.80%
600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830-7149

Long-Short Fund

Class I

Name and Address	Percentage Ownership
National Financial Services Corp.*	52.42%
FBO Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310

Commonwealth BK & TR Reinvest 7590	22.02%
4350 Brownsboro Road, Suite 210 Attn: Mutual Fund Processing Louisville, Kentucky 40207

Pershing LLC	8.94%
1 Pershing Plaza Jersey City, New Jersey 07399-0002

Class N

Name and Address	Percentage Ownership
National Financial Services Corp.	45.68%
FBO Our Customers
Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard
Jersey City, New Jersey 07310

Charles Schwab & Co. Inc.	30.61%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery Street
San Francisco, California 94104-4122

TD Ameritrade Inc. for the	7.13%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, Nebraska 68103-2226

Pershing LLC	6.30%
1 Pershing Plaza
Jersey City, New Jersey 07399-0002

Class Z

Name and Address	Percentage Ownership
BNYM I S Trust Co. Cust. SEP	66.30%
IRA FBO Robert J. Lukaszewicz 432 South Kensington Avenue
La Grange, Illinois 60525-2701

AMG Funds LLC	33.70%
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830-7149

Small-Mid Cap Value Fund

Class I

Name and Address	Percentage Ownership
National Financial Services Corp.	16.22%
FBO Our Customers
Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard
Jersey City, New Jersey 07310

Charles Schwab & Co. Inc.	14.58%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery Street
San Francisco, California 94104-4122

Shepherd Center Inc.	9.50%
2020 Peachtree Road NW
Atlanta, Georgia 30309-1426

Raymond James	8.93%
Omnibus for Mutual Funds
Attn: Courtney Waller 880 Carillon Parkway
St. Petersburg, Florida 33716

SEI Private Trust Company	7.27%
c/o Suntrust Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Class N

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.	40.19%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp.	27.69%
FBO Our Customers
Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard
Jersey City, New Jersey 07310

TD Ameritrade Inc. for the	14.23%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, Nebraska 68103-2226

Lincoln Retirement Services Company	6.98%
FBO Athena Health Care Assoc 401K
P.O. Box 7876
Fort Wayne, Indiana 46801-7876

Class Z

Name and Address	Percentage Ownership
BNYM I S Trust Co. Cust. SEP	50.76%
IRA FBO Robert J. Lukaszewicz 432 South Kensington Avenue La Grange, Illinois 60525-2701

JP Morgan Securities LLC	32.80%
Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, New York 11245

AMG Funds LLC	16.43%
600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830-7149

Small Cap Value Fund

Class I

Name and Address	Percentage Ownership
Raymond James*	40.59%
Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716

Charles Schwab & Co. Inc.	16.63%
Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122

Pershing LLC	16.20%
1 Pershing Plaza Jersey City, New Jersey 07399-0002

National Financial Services Corp.	7.73%
FBO Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310

TD Ameritrade Inc. for the	5.08%
Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226

Class N

Name and Address	Percentage Ownership
National Financial Services Corp.	59.76%
FBO Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310

Charles Schwab & Co. Inc.	31.24%
Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122

Class Z

Name and Address	Percentage Ownership
National Financial Services Corp.	45.35%
FBO Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310

AMG Funds LLC	35.08%
600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830-7149

BNYM I S Trust Co. Cust. Rollover	19.03%
IRA Deepika S. Ross 321 Alta Avenue Santa Cruz, California 95060-6441

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Fund as of January 31, 2020, and therefore may be presumed to “control” the Fund under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of January 31, 2020, “controlled” (within the meaning of the 1940 Act) the Fund. A person or entity that “controls” the Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Management Ownership

As of January 31, 2020, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of each Fund.

MANAGEMENT OF THE FUNDS

Investment Manager and Subadvisers

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Investment Manager serves as investment manager to each Fund. The Investment Manager also serves as administrator of the Funds and carries out the daily administration of the Trust and the Funds. The Investment Manager’s principal address is 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. The Investment Manager is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 777 South Flagler Drive, West Palm Beach, Florida 33401. AMG (NYSE: AMG) is a global asset management company with equity investments in leading boutique investment management firms. AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as distributor of the Funds. The Distributor’s principal address is 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

Effective as of October 1, 2016, Aston, the former investment adviser to the Funds and an indirect, wholly owned subsidiary of AMG, merged with and into the Investment Manager, with the Investment Manager becoming the investment manager to the Funds.

The assets of each Fund are managed by a Subadviser selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager recommends Subadvisers for the Funds to the Trustees based upon continuing quantitative and qualitative evaluation of each Subadviser’s skills in managing assets subject to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a Subadviser, and the Investment Manager does not expect to make frequent changes of Subadvisers. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating subadvisers for individuals and institutional investors.

For its investment management services, the Investment Manager receives an investment management fee from each Fund. The Investment Manager uses a portion of the investment management fees it receives from each Fund to pay the subadvisory fees of the Subadviser that manages the assets of the Fund. Because River Road Asset Management, LLC (“River Road”) is an affiliate of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by this Subadviser.

The Subadviser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each Fund’s investment objective(s), policies and restrictions. Generally, the services that the Subadviser provides to the Funds are limited to asset management and related recordkeeping services.

The Subadviser or an affiliated broker-dealer may execute portfolio transactions for the Funds and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate of the Subadviser participates. For underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings.

The Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory or other accounts which are unrelated in any manner to the Funds or the Investment Manager and its affiliates.

Investment Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds pursuant to an investment management agreement with the Trust (the “Investment Management Agreement”). The Investment Management Agreement permits the Investment Manager to engage, from time to time, one or more Subadvisers to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into Subadvisory Agreements with the Subadvisers (each a “Subadvisory Agreement” and collectively the “Subadvisory Agreements”).

Effective as of October 1, 2016, in connection with the merger of Aston with and into the Investment Manager, the Investment Manager, as Aston’s legal successor, replaced Aston as a party to the Investment Management Agreement and each Subadvisory Agreement.

Under the Investment Management Agreement, the Investment Manager is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Investment Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The Investment Management Agreement between the Trust and the Investment Manager may be terminated with respect to a Fund by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days’ written notice to the Investment Manager. The Investment Manager may also terminate its advisory relationship with respect to a Fund upon 60 days’ written notice to the Trust. The Investment Management Agreement terminates automatically in the event of its assignment.

The Investment Management Agreement provides that the Investment Manager is specifically responsible for the following advisory services:

•	manage the investment and reinvestment of the assets of the Funds,

•	continuously review, supervise and administer the investment program of the Funds,

•	determine in its discretion, the assets to be held uninvested,

•	provide the Trust with records concerning the Investment Manager’s activities which are required to be maintained by the Trust, and

•	render regular reports to the Trust’s officers and Board concerning the Investment Manager’s discharge of the foregoing responsibilities.

The Investment Manager shall discharge the foregoing responsibilities subject to the oversight of the Trust’s officers and the Board and in compliance with the objectives, policies and limitations set forth in the Trust’s then-effective prospectus and SAI.

With respect to each Fund, the Investment Management Agreement provides for an initial term of two years and thereafter continues in effect for the Fund from year to year, so long as its continuation is approved at least annually (a) by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund or (b) by the shareholders of the Fund or the Board.

The Investment Management Agreement with the Investment Manager also provides that the Investment Manager shall have the authority, subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more Subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the Funds and to allocate and reallocate the assets of a Fund between and among any Subadvisers so selected pursuant to a “manager-of-managers” structure.

Under the Subadvisory Agreement between the Investment Manager and the Subadviser for each Fund, each Subadviser manages a portfolio of the Fund, selects investments and places all orders for purchases and sales of that Fund’s securities, subject to the general oversight of the Board and the Investment Manager. In addition, except as may otherwise be prohibited by law or regulation, a Subadviser may, in its discretion and from time to time, waive a portion of its fee.

Each Subadvisory Agreement provides that neither a Subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to a Fund or the Investment Manager for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the Subadviser of its duties under the Subadvisory Agreement except for liability resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Subadvisory Agreement. Each Subadvisory Agreement continues for an initial term of two years and is subject to the same requirements for renewal as the Investment Management Agreement, except for the Subadvisory Agreements with River Road with respect to the All Cap Value Fund, the All Cap Value Fund II, the Focused Absolute Value Fund, the Long-Short Fund, the Small-Mid Cap Value Fund and the Small Cap Value Fund, which Subadvisory Agreements continue for the same term as the Investment Management Agreement and are subject to the same requirements for renewal.

For the services provided pursuant to each Subadvisory Agreement, the Investment Manager pays each Subadviser a fee computed daily and payable monthly.

Under the Subadvisory Agreements, each Subadviser manages all of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objective(s), policies, and investment restrictions. The Subadvisers provide these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by a Subadviser to its Fund will not be exclusive under the terms of the Subadvisory Agreements, and the Subadviser will be free to and expects to render investment advisory services to others.

In performing the functions set forth above and supervising the Subadvisers, the Investment Manager:

•

performs periodic detailed analysis and reviews of the performance by each Subadviser of its obligations to a Fund, including without limitation analysis and review of portfolio and other compliance matters and a review of each Subadviser’s investment performance in respect of a Fund;

•

prepares and presents periodic reports to the Board regarding the investment performance of each Subadviser and other information regarding each Subadviser, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of each Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of each Subadviser and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of each Subadviser;

•

assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement with a Subadviser and annual consideration of each Subadvisory Agreement thereafter;

•	prepares recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser, including at the request of the Board;

•

identifies potential successors to or replacements of any Subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law.

Each Fund pays all expenses not borne by the Investment Manager or Subadvisers including, but not limited to, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, administrators, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund except as otherwise determined by the Trustees; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Trust who are not officers, employees or directors of the Investment Manager or its affiliates, if any; and the Trust’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto.

The Trust may rely on an exemptive order from the SEC that permits the Investment Manager, subject to certain conditions and oversight by the Board of Trustees, to enter into subadvisory agreements with unaffiliated subadvisers approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Board of Trustees but without shareholder approval, to hire new unaffiliated subadvisers for the Funds, change the terms of a subadvisory agreement for an unaffiliated subadviser, or continue the employment of an unaffiliated subadviser after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of an unaffiliated subadviser. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. The Investment Manager may not change a subadviser to the Funds without approval of the Board of Trustees and, to the extent required by the 1940 Act, shareholder approval. Affiliated subadvisers selected by the Investment Manager are subject to shareholder approval.

Compensation of the Investment Manager and each Subadviser

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, at the annual rates included in the table below, which is computed daily as a percentage of the value of the average daily net assets of the applicable Fund and may be paid monthly.

Fund	Investment Management Fee
Core Plus Bond Fund	0.45%
ESG Equity Fund	0.70%
Mid Cap Fund	0.70% for the first $100 million 0.65% for the next $300 million 0.60% over $400 million
Small Cap Growth Fund	0.90%
Growth Fund	0.70% for the first $800 million 0.50% over $800 million up to $6 billion 0.45% over $6 billion up to $12 billion 0.40% over $12 billion
International Fund	0.67%
Small Cap Fund	0.90%
All Cap Value Fund	0.60%
All Cap Value Fund II	0.60%

Fund	Investment Management Fee
Focused Absolute Value Fund	0.60%
Long-Short Fund	0.85%
Small-Mid Cap Value Fund	0.75%
Small Cap Value Fund	0.80%

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreements, the Investment Manager has agreed to pay each Subadviser a portion of the investment management fee (net of all mutually agreed-upon fee waivers and reimbursements) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadviser manages. The fee paid to each Subadviser is paid out of the fee the Investment Manager receives from a Fund and does not increase a Fund’s expenses.

Investment Management Fees Paid by the Funds. Investment management fees paid to the Investment Manager (or its predecessor) by the Core Plus Bond Fund, ESG Equity Fund, Mid Cap Fund, Small Cap Growth Fund, Growth Fund, International Fund, Small Cap Fund, All Cap Value Fund, All Cap Value Fund II, Focused Absolute Value Fund, Long-Short Fund, Small-Mid Cap Value Fund and Small Cap Value Fund for the fiscal years ended October 31, 2017, October 31, 2018 and October 31, 2019 are as follows. The Investment Manager may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary waiver or reimbursement by the Investment Manager may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager. The management fee rates of the Long-Short Fund and Small-Mid Cap Value Fund were reduced by 0.25% and 0.15%, respectively, effective as of January 1, 2017, and the management fee rate of the International Fund was reduced by 0.10% effective as of July 1, 2017 and was further reduced by 0.03% effective as of January 1, 2020. For periods prior to the effective times of these changes, the amounts shown reflect each Fund’s previous investment management fee.

Fund	Total	Waived/Reimbursed*	Net
Core Plus Bond Fund
Fiscal Year Ended October 31, 2019	$2,804,696	$0	$2,804,696
Fiscal Year Ended October 31, 2018	$2,940,916	$0	$2,940,916
Fiscal Year Ended October 31, 2017	$2,976,933	$71,234	$2,905,699

ESG Equity Fund
Fiscal Year Ended October 31, 2019	$81,768	$0	$81,768
Fiscal Year Ended October 31, 2018	$70,246	$0	$70,246
Fiscal Year Ended October 31, 2017	$51,322	$0	$51,322

Mid Cap Fund
Fiscal Year Ended October 31, 2019	$13,933,276	$0	$13,933,276
Fiscal Year Ended October 31, 2018	$23,072,482	$0	$23,072,482
Fiscal Year Ended October 31, 2017	$24,246,742	$0	$24,246,742

Small Cap Growth Fund
Fiscal Year Ended October 31, 2019	$722,557	$0	$722,557
Fiscal Year Ended October 31, 2018	$1,001,717	$0	$1,001,717
Fiscal Year Ended October 31, 2017	$1,146,793	$0	$1,146,793

Fund	Total	Waived/Reimbursed*	Net
Growth Fund
Fiscal Year Ended October 31, 2019	$3,610,447	$0	$3,610,447
Fiscal Year Ended October 31, 2018	$5,180,286	$0	$5,180,286
Fiscal Year Ended October 31, 2017	$6,750,891	$0	$6,750,891

International Fund
Fiscal Year Ended October 31, 2019	$4,775,098	$0	$4,775,098
Fiscal Year Ended October 31, 2018	$14,673,952	$0	$14,673,952
Fiscal Year Ended October 31, 2017	$12,633,058	$0	$12,633,058

Small Cap Fund
Fiscal Year Ended October 31, 2019	$1,998,083	$0	$1,998,083
Fiscal Year Ended October 31, 2018	$2,435,416	$0	$2,435,416
Fiscal Year Ended October 31, 2017	$2,230,080	$0	$2,230,080

All Cap Value Fund
Fiscal Year Ended October 31, 2019	$4,289,882	$0	$4,289,882
Fiscal Year Ended October 31, 2018	$5,475,875	$0	$5,475,875
Fiscal Year Ended October 31, 2017	$5,514,348	$0	$5,514,348

All Cap Value Fund II
Fiscal Year Ended October 31, 2019	$444,438	$0	$444,438
Fiscal Year Ended October 31, 2018	$644,577	$0	$644,577
Fiscal Year Ended October 31, 2017	$747,644	$0	$747,644

Focused Absolute Value Fund
Fiscal Year Ended October 31, 2019	$471,299	$0	$471,299
Fiscal Year Ended October 31, 2018	$164,128	$0	$164,128
Fiscal Year Ended October 31, 2017	$108,859	$0	$108,859

Long-Short Fund
Fiscal Year Ended October 31, 2019	$212,680	$0	$212,680
Fiscal Year Ended October 31, 2018	$289,468	$0	$289,468
Fiscal Year Ended October 31, 2017	$364,959	$0	$364,959

Small-Mid Cap Value Fund
Fiscal Year Ended October 31, 2019	$722,754	$0	$722,754
Fiscal Year Ended October 31, 2018	$385,879	$0	$385,879
Fiscal Year Ended October 31, 2017	$323,566	$0	$323,566

Small Cap Value Fund
Fiscal Year Ended October 31, 2019	$2,763,200	$0	$2,763,200
Fiscal Year Ended October 31, 2018	$2,742,262	$0	$2,742,262
Fiscal Year Ended October 31, 2017	$2,394,607	$0	$2,394,607

*

As further described under “Purchase, Redemption and Pricing of Shares—Exchange of Shares” below, an investor may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan U.S. Government Money Market Fund (the “JPMorgan Fund”). The

Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment adviser, respectively, that provide for a cash payment to the Investment Manager that compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services. The Investment Manager has voluntarily agreed to waive or reimburse a portion of its management fee in the amount of the cash payments it receives under these agreements, amounts which are reflected in the table as amounts waived/reimbursed. Any such voluntary waiver or reimbursement is not recoverable by the Investment Manager from a Fund under the expense limitations described under “Expense Limitations” below. See “Purchase, Redemption and Pricing of Shares—Exchange of Shares” below for more information on the JPMorgan Fund and the Service Agreement and Supplemental Payment Agreement.

Subadvisory Fees Paid by the Investment Manager. Fees paid by the Investment Manager (or its predecessor) to the Subadvisers for subadvisory services with respect to the Core Plus Bond Fund, ESG Equity Fund, Mid Cap Fund, Small Cap Growth Fund, Growth Fund, International Fund, Small Cap Fund, All Cap Value Fund, All Cap Value Fund II, Focused Absolute Value Fund, Long-Short Fund, Small-Mid Cap Value Fund and Small Cap Value Fund for the fiscal years ended October 31, 2017, October 31, 2018 and October 31, 2019 are as follows. A Subadviser may voluntarily agree to waive or reimburse a portion of its subadvisory fee from time to time. Any voluntary waiver or reimbursement by any Subadviser may be terminated or reduced in amount at any time and solely in the discretion of the Subadviser concerned.

Core Plus Bond Fund
Fiscal Year Ended October 31, 2019	$1,696,957
Fiscal Year Ended October 31, 2018	$1,617,254
Fiscal Year Ended October 31, 2017	$1,440,414

ESG Equity Fund
Fiscal Year Ended October 31, 2019	$46,725
Fiscal Year Ended October 31, 2018	$33,528
Fiscal Year Ended October 31, 2017	$0*

Mid Cap Fund
Fiscal Year Ended October 31, 2019	$6,677,048
Fiscal Year Ended October 31, 2018	$12,389,051
Fiscal Year Ended October 31, 2017	$13,091,791

Small Cap Growth Fund
Fiscal Year Ended October 31, 2019	$401,420
Fiscal Year Ended October 31, 2018	$541,737
Fiscal Year Ended October 31, 2017	$543,390

Growth Fund
Fiscal Year Ended October 31, 2019	$2,063,113
Fiscal Year Ended October 31, 2018	$2,955,476
Fiscal Year Ended October 31, 2017	$3,734,132

International Fund
Fiscal Year Ended October 31, 2019	$2,728,627
Fiscal Year Ended October 31, 2018	$8,385,115
Fiscal Year Ended October 31, 2017	$7,207,241

Small Cap Fund
Fiscal Year Ended October 31, 2019	$1,110,046
Fiscal Year Ended October 31, 2018	$1,340,798
Fiscal Year Ended October 31, 2017	$1,170,807

All Cap Value Fund
Fiscal Year Ended October 31, 2019	$2,502,431
Fiscal Year Ended October 31, 2018	$3,137,720
Fiscal Year Ended October 31, 2017	$2,884,469

All Cap Value Fund II
Fiscal Year Ended October 31, 2019	$259,255
Fiscal Year Ended October 31, 2018	$373,105
Fiscal Year Ended October 31, 2017	$419,952

Focused Absolute Value Fund
Fiscal Year Ended October 31, 2019	$274,925
Fiscal Year Ended October 31, 2018	$88,285
Fiscal Year Ended October 31, 2017	$14,755

Long-Short Fund
Fiscal Year Ended October 31, 2019	$118,851
Fiscal Year Ended October 31, 2018	$156,605
Fiscal Year Ended October 31, 2017	$170,077

Small-Mid Cap Value Fund
Fiscal Year Ended October 31, 2019	$409,561
Fiscal Year Ended October 31, 2018	$216,785
Fiscal Year Ended October 31, 2017	$157,283

Small Cap Value Fund
Fiscal Year Ended October 31, 2019	$1,554,300
Fiscal Year Ended October 31, 2018	$1,516,624
Fiscal Year Ended October 31, 2017	$1,201,075

*	The calculation of the subadvisory fee resulted in a negative amount and therefore no subadvisory fee was payable for the fiscal year.

Expense Limitations

From time to time, the Investment Manager may agree to limit a Fund’s expenses by agreeing to waive all or a portion of the investment management fee and certain other fees it would otherwise be entitled to receive from a Fund and/or pay or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager may waive all or a portion of its fees and/or pay or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Investment Manager or Subadviser of all or a portion of the fees it would otherwise be entitled to receive from the Fund, or attempting to make a Fund’s performance more competitive as compared to similar funds. The tables below and, if applicable, the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of the Funds’ Prospectus reflect the impact of a Fund’s contractual expense limitations, if any, in effect during the periods shown. In general, for a period of up to 36 months after the date any amounts are paid, waived, or reimbursed by the Investment Manager pursuant to a Fund’s contractual expense limitation, the Investment Manager may recover such amounts from the Fund provided that such repayment would not cause the Fund’s total annual operating expenses (exclusive of the items noted in the Funds’ Prospectus) to exceed either (i) the expense limitation in effect at the time such amounts were paid, waived or reimbursed, or (ii) the expense limitation in effect at the time of such repayment by the Fund. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective.

All fees waived and/or expenses reimbursed to (or repayments by) the Core Plus Bond Fund, ESG Equity Fund, Mid Cap Fund, Small Cap Growth Fund, Growth Fund, International Fund, Small Cap Fund, All Cap Value Fund, All Cap Value Fund II, Focused Absolute Value Fund, Long-Short Fund, Small-Mid Cap Value Fund and Small Cap Value Fund for the fiscal years ended October 31, 2017, October 31, 2018 and October 31, 2019 are set forth in the table below. These amounts include fees waived and/or expenses reimbursed to (or repayments by) the Funds pursuant to expense reimbursement agreements between the Funds and the Investment Manager that were in place prior to November 1, 2017, or, in the case of the International Fund, prior to July 1, 2017.

Core Plus Bond Fund
Fiscal Year Ended October 31, 2019	$345,605
Fiscal Year Ended October 31, 2018	$340,790
Fiscal Year Ended October 31, 2017	$427,559

ESG Equity Fund
Fiscal Year Ended October 31, 2019	$87,493
Fiscal Year Ended October 31, 2018	$85,192
Fiscal Year Ended October 31, 2017	$46,791

Mid Cap Fund
Fiscal Year Ended October 31, 2019	$0
Fiscal Year Ended October 31, 2018	$0
Fiscal Year Ended October 31, 2017	$0

Small Cap Growth Fund
Fiscal Year Ended October 31, 2019	$140,019
Fiscal Year Ended October 31, 2018	$138,373
Fiscal Year Ended October 31, 2017	$157,295

Growth Fund
Fiscal Year Ended October 31, 2019	$0
Fiscal Year Ended October 31, 2018	$0
Fiscal Year Ended October 31, 2017	$0

International Fund
Fiscal Year Ended October 31, 2019	$0
Fiscal Year Ended October 31, 2018	$0
Fiscal Year Ended October 31, 2017	$(120,411)

Small Cap Fund
Fiscal Year Ended October 31, 2019	$126,590
Fiscal Year Ended October 31, 2018	$97,719
Fiscal Year Ended October 31, 2017	$73,291

All Cap Value Fund
Fiscal Year Ended October 31, 2019	$0
Fiscal Year Ended October 31, 2018	$0
Fiscal Year Ended October 31, 2017	$0

All Cap Value Fund II
Fiscal Year Ended October 31, 2019	$0
Fiscal Year Ended October 31, 2018	$0
Fiscal Year Ended October 31, 2017	$0

Focused Absolute Value Fund
Fiscal Year Ended October 31, 2019	$166,409
Fiscal Year Ended October 31, 2018	$86,585
Fiscal Year Ended October 31, 2017	$81,771

Long-Short Fund
Fiscal Year Ended October 31, 2019	$105,218
Fiscal Year Ended October 31, 2018	$90,974
Fiscal Year Ended October 31, 2017	$47,466

Small-Mid Cap Value Fund
Fiscal Year Ended October 31, 2019	$14,701
Fiscal Year Ended October 31, 2018	$13,744
Fiscal Year Ended October 31, 2017	$39,064

Small Cap Value Fund
Fiscal Year Ended October 31, 2019	$0
Fiscal Year Ended October 31, 2018	$0
Fiscal Year Ended October 31, 2017	$0

In connection with the merger of Aston with and into the Investment Manager on October 1, 2016, all obligations of the Funds and Aston existing under expense reimbursement agreements between the Funds and Aston that were in place at the time of the merger, including any future obligations of the Funds to reimburse Aston for fees previously waived or expenses reimbursed, were expressly assumed by the Funds and the Investment Manager, respectively, under the expense reimbursement agreements between the Trust and the Investment Manager with respect to each of the Funds and are reflected in the table above.

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an administration agreement between the Trust and the Investment Manager. For more information about the administration agreement, see “Administrative Services” below.

Portfolio Managers of the Funds

Unless indicated otherwise, all information below is as of October 31, 2019.

AMG Managers DoubleLine Core Plus Bond Fund

DoubleLine® Capital LP (“DoubleLine”)

DoubleLine has served as Subadviser to the Core Plus Bond Fund since the Fund’s inception. DoubleLine was founded in 2009 by Jeffrey Gundlach and other key members of DoubleLine’s investment team. As of December 31, 2019, DoubleLine’s assets under management were approximately $148.7 billion.

Jeffrey E. Gundlach, Philip A. Barach, Luz M. Padilla and Robert Cohen serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Core Plus Bond Fund. Effective as of April 30, 2020, Mr. Barach will no longer serve as a portfolio manager of the Core Plus Bond Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Jeffrey E. Gundlach

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	36	$107,163	None	$0
Other Pooled Investment Vehicles	19	$9,820	2	$2,639
Other Accounts	77	$25,644	2	$1,003

Portfolio Manager: Philip A. Barach

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	16	$73,410	None	$0
Other Pooled Investment Vehicles	10	$6,022	2	$2,629
Other Accounts	48	$9,813	1	$571

Portfolio Manager: Luz M. Padilla

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	11	$14,388	None	$0
Other Pooled Investment Vehicles	2	$2,577	1	$2,385
Other Accounts	5	$2,422	1	$571

Portfolio Manager: Robert Cohen

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	6	$11,865	None	$0
Other Pooled Investment Vehicles	7	$4,501	6	$4,310
Other Accounts	3	$1,726	None	$0

Potential Material Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the firm’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index as the Fund’s benchmark, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and it is also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. DoubleLine has adopted policies and procedures that it believes are reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of DoubleLine invest in, or conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients or DoubleLine result in DoubleLine receiving material, non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its affiliates may engage in activities where the interests of certain divisions of DoubleLine and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. DoubleLine and its affiliates may expand the range of services that they provide over time. Except as provided herein, DoubleLine and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund. Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the firm’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that it believes are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for a portfolio manager in that a portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

DoubleLine has adopted policies and procedures that it believes are reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

The overall objective of DoubleLine’s compensation program for portfolio managers is to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the firm. Portfolio managers are compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in DoubleLine.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Some portfolio managers participate in equity incentives based on overall firm performance, through direct ownership interests in DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the firm as a whole. Participation is generally determined in the firm’s discretion, taking into account factors relevant to the portfolio manager’s contribution to the success of the firm.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each employee, and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the firm’s leadership criteria.

Portfolio Managers’ Ownership of Fund Shares

Core Plus Bond Fund

Mr. Gundlach:    None

Mr. Barach:        None

Ms. Padilla:        None

Mr. Cohen:         None

AMG Managers Fairpointe ESG Equity Fund and AMG Managers Fairpointe Mid Cap Fund

Fairpointe Capital LLC (“Fairpointe”)

Fairpointe has served as Subadviser to the ESG Equity Fund since the Fund’s inception. Fairpointe has served as Subadviser to the Mid Cap Fund since 2011; however, Ms. Zerhusen has served as a portfolio manager of the Fund since May 1999. Fairpointe was founded in 2011 and is 100% employee-owned. The firm provides investment advisory services to institutions and individuals. As of December 31, 2019, Fairpointe’s assets under management totaled approximately $1.3 billion.

Thyra E. Zerhusen, Frances E. Tuite and Brian M. Washkowiak are the portfolio managers jointly and primarily responsible for the day-to-day management of the ESG Equity Fund. Thyra E. Zerhusen, Marie L. Lorden, Frances E. Tuite and Brian M. Washkowiak are the portfolio managers jointly and primarily responsible for the day-to-day management of the Mid Cap Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Thyra E. Zerhusen

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	5	$272	None	$0

Portfolio Manager: Marie L. Lorden

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	5	$272	None	$0

Portfolio Manager: Frances E. Tuite

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	1	$29	None	$0
Other Accounts	5	$272	None	$0

Portfolio Manager: Brian M. Washkowiak

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	5	$272	None	$0

Potential Material Conflicts of Interest

The portfolio managers manage multiple accounts, including the Funds. The portfolio managers make investment decisions for each account based on the investment objectives, policies and other relevant investment considerations that the portfolio managers believe are applicable to each account. Such actions may be taken for one account and not another and may result in varying holding and performance among clients. Fairpointe has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Portfolio Manager Compensation

Ms. Zerhusen, Ms. Lorden, Mr. Washkowiak and Ms. Tuite each receive a fixed base salary. Equity owners participate in the profits of Fairpointe in accordance with their respective ownership percentages.

Portfolio Managers’ Ownership of Fund Shares

ESG Equity Fund

Ms. Zerhusen: Over $1,000,000

Mr. Washkowiak: $100,001 to $500,000

Ms. Tuite: $100,001 to $500,000

Mid Cap Fund

Ms. Zerhusen: Over $1,000,000

Ms. Lorden: Over $1,000,000

Ms. Tuite: $1 to $10,000

Mr. Washkowiak: $100,001 to $500,000

AMG Managers LMCG Small Cap Growth Fund

LMCG Investments, LLC (“LMCG”)

LMCG has served as Subadviser to the Small Cap Growth Fund since February 17, 2012. LMCG Investments, LLC, 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, was founded in August 2000. LMCG is a board-managed limited liability company owned by its employees and Royal Bank of Canada (“RBC”). LMCG operates independently of RBC, a publicly held Canadian bank. As of December 31, 2019, LMCG managed approximately $7.7 billion in assets.

Andrew Morey, CFA, is the portfolio manager primarily responsible for the day-to-day management of the Small Cap Growth Fund.

Other Accounts Managed by the Portfolio Manager

Portfolio Manager: Andrew Morey, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	2	$40.7	None	$0
Other Accounts	14	$255.3	None	$0

Potential Material Conflicts of Interest

LMCG’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. LMCG has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by LMCG personnel for their own accounts potentially could conflict with the interest of clients. LMCG has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.

Portfolio Manager Compensation

Portfolio managers and other investment team members at LMCG are compensated through a combination of base salary and incentive bonus. LMCG’s incentive bonus plan for these investment personnel is a revenue-share model based on strategy performance relative to a peer group universe of retail and institutional managers. The incentive formula is based on the strategy’s performance rankings within the universe for a blended time period which includes one year, three years, five years and since-inception performance. Incentive bonuses are not calculated on specific client or specific fund assets.

Portfolio Manager’s Ownership of Fund Shares

Small Cap Growth Fund

Mr. Morey: $100,001 to $500,000

AMG Managers Montag & Caldwell Growth Fund

Montag & Caldwell, LLC (“Montag & Caldwell”)

Montag & Caldwell has served as Subadviser to the Growth Fund since the Fund’s inception. Montag & Caldwell is 100% employee owned. As of December 31, 2019, Montag & Caldwell’s assets under management totaled approximately $2.4 billion.

Andrew W. Jung, CFA, Ronald E. Canakaris, CFA, CIC, and M. Scott Thompson, CFA, are the portfolio managers jointly and primarily responsible for the day-to-day management of the Growth Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Andrew W. Jung, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	2	$0.34	None	$0

Portfolio Manager: Ronald E. Canakaris, CFA, CIC

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	3	$6.89	None	$0

Portfolio Manager: M. Scott Thompson, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	1	$0.13	None	$0

Potential Material Conflicts of Interest

In some cases, the portfolio managers for the Fund may manage multiple accounts following Montag & Caldwell’s large cap-growth strategy or manage accounts following other firm strategies. The portfolio managers may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund to the extent of client restrictions on accounts, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. Some overlap in holdings may exist between Montag & Caldwell’s large-cap growth strategy and other firm strategies. Montag & Caldwell has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Portfolio Manager Compensation

Compensation for the portfolio managers includes an annual fixed base salary plus incentive compensation, which may be significantly larger than the base salary. Compensation is determined by the Compensation Committee and is based on the success of the firm in achieving clients’ investment objectives and providing excellent client service, as well as individual job performance. The portfolio managers may also participate in a bonus arrangement that is partially based on identifying new business prospects and obtaining new clients. Other components of the portfolio managers’ compensation include a 401(k) savings and profit sharing plan and a profits interest program initiated in 2016. Incentive compensation is not based on performance or the value of assets held in the Fund’s portfolio.

Compensation is not directly related to the size, growth or fees received from the management of any particular portfolios.

Portfolio Managers’ Ownership of Fund Shares

Growth Fund

Mr. Jung: $100,001 to $500,000

Mr. Canakaris: Over $1,000,000

Mr. Thompson: Over $1,000,000

AMG Managers Pictet International Fund

Pictet Asset Management Limited (“PAM”)

PAM has served as Subadviser to the International Fund since the Fund’s inception. PAM is part of the Pictet Group, which was founded in Geneva in 1805. As of December 31, 2019, PAM’s assets under management totaled approximately $208.3 billion.

Fabio Paolini, CFA and Benjamin Beneche, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the International Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Fabio Paolini, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$376	None	$0
Other Pooled Investment Vehicles	3	$854	None	$0
Other Accounts	7	$1,638	1	$480

Portfolio Manager: Benjamin Beneche, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$376	None	$0
Other Pooled Investment Vehicles	3	$854	None	$0
Other Accounts	7	$1,638	1	$480

Potential Material Conflicts of Interest

The portfolio managers oversee multiple accounts in the investment strategy which includes the Fund. The portfolio managers make decisions at the strategy level and implement those decisions at the account level based on the specific investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to each account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. PAM has taken reasonable steps to identify potential conflicts of interest. It operates organizational and administrative arrangements to prevent conflicts of interest from contributing or giving rise to a material risk of damage to its clients’ interests. In addition, PAM maintains records of these conflicts and how they are mitigated and managed. PAM believes its arrangements to manage conflicts of interest are sufficient and constantly reviews its processes as the business evolves.

Portfolio Manager Compensation

PAM’s remuneration scheme is directly related to the performance of the individual, his/her team and of the institutional asset management division under the Pictet Group. For the investment staff and senior management team, remuneration comprises salary, bonus and the Pictet Group parts. The bonus and parts elements of compensation are structured to reflect individual performance and the long-term value of the individual to the group. To increase the objectivity of the assessment, the Pictet Group uses Balanced Scorecards (BSC) to enable a direct link to be made between the calculation of the discretionary element of remuneration, the performance of the individual, his or her unit and the Pictet Group. An element of pay is also linked to the profits of the Pictet Group as a whole. The BSC includes a range of quantitative and qualitative objectives, each of which is linked to the overall objectives of the Pictet Group’s business and weighted according to its relative significance. Among the precisely measurable objectives are risk adjusted investment performance, revenue growth on new business and client retention. For investment managers, the dominant factor is investment performance. For the International Fund, the managers’ performance is measured on an after-tax basis against the MSCI EAFE Index. Qualitative measures are classified under processes & innovation, and people & skills, and include team management, recruitment goals and peer cooperation. PAM employees also are eligible to participate in PAM’s pension and insurance plans.

Portfolio Managers’ Ownership of Fund Shares

International Fund

Mr. Paolini: None

Mr. Beneche: None

AMG Managers Silvercrest Small Cap Fund

Silvercrest Asset Management Group LLC (“Silvercrest”)

Silvercrest has served as Subadviser to the Small Cap Fund since the Fund’s inception. Silvercrest was founded in 2002. Silvercrest is a wholly-owned subsidiary of Silvercrest L.P. As of September 30, 2019, Silvercrest’s discretionary assets under management totaled approximately $17.544 billion.

Roger W. Vogel, CFA, is the portfolio manager primarily responsible for the day-to-day management of the Small Cap Fund.

Other Accounts Managed by the Portfolio Manager

Portfolio Manager: Roger W. Vogel, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$802.5	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	2,683	$8,815.6	1	$86.8

Potential Material Conflicts of Interest

The portfolio manager for the Fund manages multiple accounts, including the Fund. Conflicts of interest may arise where the structure of financial or other benefits available to the portfolio manager differs among these accounts. The portfolio manager may advise other pooled investment vehicles that pay a performance-based advisory fee. This may create an incentive to favor such vehicles over other accounts advised by the portfolio manager. In addition, the portfolio manager may devote unequal time and attention to the funds and accounts for which he provides investment advice. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he were to devote substantially more attention to a single fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Silvercrest has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Portfolio Manager Compensation

Compensation for the portfolio manager listed above includes an annual fixed based salary and potential incentive compensation up to a pre-determined fixed rate. The incentive compensation is primarily based on assets under management and composite portfolio performance relative to the relevant benchmark index over a rolling 2-year period. The relevant index for the Fund is the Russell 2000 Value Index. Additional incentive consideration may be awarded for professional development and contribution to the organization’s broader performance metrics.

Portfolio Manager’s Ownership of Fund Shares

Small Cap Fund

Mr. Vogel: $100,001 to $500,000

AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund

River Road Asset Management, LLC (“River Road”)

River Road has served as Subadviser to each of the All Cap Value Fund, the All Cap Value Fund II, the Focused Absolute Value Fund, the Long-Short Fund, the Small-Mid Cap Value Fund and the Small Cap Value Fund since the Fund’s inception. AMG holds an indirect, majority equity interest in River Road and River Road’s senior management team holds a substantial minority equity interest in River Road. As of December 31, 2019, River Road’s assets under management totaled approximately $6.7 billion.

Henry W. Sanders, III, CFA, Thomas S. Forsha, CFA, and Andrew R. McIntosh, CFA, are the portfolio managers jointly and primarily responsible for the day-to-day management of the All Cap Value Fund and the All Cap Value Fund II. R. Andrew Beck and Thomas S. Forsha, CFA, are the portfolio managers jointly and primarily responsible for the day-to-day management of the Focused Absolute Value Fund. Matthew W. Moran, CFA, and Daniel R. Johnson, CFA, are the portfolio managers jointly and primarily responsible for the day-to-day management of the Long-Short Fund. James C. Shircliff, CFA, R. Andrew Beck and J. Justin Akin are the portfolio managers jointly and primarily responsible for the day-to-day management of the Small-Mid Cap Value Fund and the Small Cap Value Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: James C. Shircliff, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$165.02	None	$0
Other Pooled Investment Vehicles	4	$285.10	None	$0
Other Accounts	23	$995.74	1	$86.96

Portfolio Manager: Henry W. Sanders, III, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$390.29	None	$0
Other Pooled Investment Vehicles	8	$951.99	None	$0
Other Accounts	46	$235.74	None	$0

Portfolio Manager: Thomas S. Forsha, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$390.29	None	$0
Other Pooled Investment Vehicles	11	$1,730.04	None	$0
Other Accounts	56	$542.95	None	$0

Portfolio Manager: R. Andrew Beck

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$52.94	None	$0
Other Pooled Investment Vehicles	2	$333.89	None	$0
Other Accounts	29	$1,014.50	1	$86.96

Portfolio Manager: Matthew W. Moran, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	1	$50.20	None	$0
Other Accounts	10	$2.99	None	$0

Portfolio Manager: Daniel R. Johnson, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	1	$50.20	None	$0
Other Accounts	10	$2.99	None	$0

Portfolio Manager: J. Justin Akin

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$52.94	None	$0
Other Pooled Investment Vehicles	1	$2.07	None	$0
Other Accounts	19	$707.30	1	$86.96

Portfolio Manager: Andrew R. McIntosh, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$390.29	None	$0
Other Pooled Investment Vehicles	8	$951.99	None	$0
Other Accounts	46	$235.74	None	$0

Potential Material Conflicts of Interest

The portfolio managers for each Fund manage multiple accounts, including their respective Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. River Road has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, including long only and long-short products, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Portfolio Manager Compensation

Compensation for portfolio managers includes an annual fixed base salary and a potential performance-based bonus. All portfolio managers also own equity in the firm, which entitles them to a portion of the firm’s profits.

Portfolio Managers’ Ownership of Fund Shares

All Cap Value Fund

Mr. Sanders: Over $1,000,000

Mr. Forsha: Over $1,000,000

Mr. McIntosh: $100,001 to $500,000

All Cap Value Fund II

Mr. Sanders: $100,001 to $500,000

Mr. Forsha: Over $1,000,000

Mr. McIntosh: $10,001 to $50,000

Focused Absolute Value Fund

Mr. Beck: None*

Mr. Forsha: Over $1,000,000

Long-Short Fund

Mr. Moran: $100,001 to $500,000

Mr. Johnson: $100,001 to $500,000

Small-Mid Cap Value Fund

Mr. Shircliff: $500,001 to $1,000,000

Mr. Beck: $100,001 to $500,000

Mr. Akin: $100,001 to $500,000

Small Cap Value Fund

Mr. Shircliff: Over $1,000,000

Mr. Beck: Over $1,000,000

Mr. Akin: $100,001 to $500,000

*	Over $1,000,000 held in a no-fee separate account managed by River Road using the Focused Absolute Value strategy, which is the same strategy utilized by River Road to manage the Fund’s assets.

Proxy Voting Policies and Procedures

Proxies for each Fund’s portfolio securities are voted in accordance with the proxy voting policies and procedures of the Subadviser responsible for managing the portion of the Fund’s assets that includes the security with respect to which a proxy is solicited. The proxy voting policies and procedures (or summaries thereof) for DoubleLine, Fairpointe, LMCG, Montag & Caldwell, PAM, Silvercrest and River Road are attached to this SAI as Appendix B, C, D, E, F, G, and H, respectively. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available: (i) without charge, upon request, by calling (800) 548-4539; and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, the Distributor and the Subadvisers have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services

Effective October 1, 2016, the Investment Manager entered into an Amended and Restated Administration Agreement (the “Fund Administration Agreement”) with the Trust on behalf of each Fund. Under the Fund Administration Agreement, the Investment Manager also serves as administrator of each Fund and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemptions, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for the Funds. For providing these services, each Fund pays the Investment Manager 0.15% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Investment Manager upon at least 60 days’ prior written notice to the Trust, and by the Trust upon at least 60 days’ prior written notice to the Investment Manager.

Effective October 1, 2016, the Investment Manager contractually agreed to waive the administrative fee paid by the Core Plus Bond Fund, the Mid Cap Fund, the Growth Fund, the International Fund, the All Cap Value Fund and the Small Cap Value Fund in an amount equal to an annual rate of 0.0052%, 0.0065%, 0.0061%, 0.0055%, 0.0053% and 0.0022%, respectively, through October 1, 2018.

Fees paid by the Funds under the Fund Administration Agreement for the fiscal years ended October 31, 2017, October 31, 2018 and October 31, 2019 are as follows and are net of the administration fee waivers described above.

Core Plus Bond Fund
Fiscal Year Ended October 31, 2019	$934,899
Fiscal Year Ended October 31, 2018	$811,407
Fiscal Year Ended October 31, 2017	$957,911

ESG Equity Fund
Fiscal Year Ended October 31, 2019	$17,522
Fiscal Year Ended October 31, 2018	$15,053
Fiscal Year Ended October 31, 2017	$10,998

Mid Cap Fund
Fiscal Year Ended October 31, 2019	$3,420,819
Fiscal Year Ended October 31, 2018	$5,474,732
Fiscal Year Ended October 31, 2017	$5,739,220

Small Cap Growth Fund
Fiscal Year Ended October 31, 2019	$120,426
Fiscal Year Ended October 31, 2018	$166,953
Fiscal Year Ended October 31, 2017	$191,132

Growth Fund
Fiscal Year Ended October 31, 2019	$773,667
Fiscal Year Ended October 31, 2018	$1,072,949
Fiscal Year Ended October 31, 2017	$1,482,426

International Fund
Fiscal Year Ended October 31, 2019	$1,023,235
Fiscal Year Ended October 31, 2018	$3,038,112
Fiscal YearEnded October 31, 2017	$2,400,162

Small Cap Fund
Fiscal Year Ended October 31, 2019	$333,014
Fiscal Year Ended October 31, 2018	$405,903
Fiscal Year Ended October 31, 2017	$371,680

All Cap Value Fund
Fiscal Year Ended October 31, 2019	$1,072,471
Fiscal Year Ended October 31, 2018	$1,324,489
Fiscal Year Ended October 31, 2017	$1,329,877

All Cap Value Fund II
Fiscal Year Ended October 31, 2019	$111,109
Fiscal Year Ended October 31, 2018	$161,144
Fiscal Year Ended October 31, 2017	$186,911

Focused Absolute Value Fund
Fiscal Year Ended October 31, 2019	$117,825
Fiscal Year Ended October 31, 2018	$41,032
Fiscal Year Ended October 31, 2017	$27,215

Long-Short Fund
Fiscal Year Ended October 31, 2019	$37,532
Fiscal Year Ended October 31, 2018	$51,082
Fiscal Year Ended October 31, 2017	$60,902

Small-Mid Cap Value Fund
Fiscal Year Ended October 31, 2019	$144,551
Fiscal Year Ended October 31, 2018	$77,176
Fiscal Year Ended October 31, 2017	$62,607

Small Cap Value Fund
Fiscal Year Ended October 31, 2019	$518,100
Fiscal Year Ended October 31, 2018	$507,320
Fiscal Year Ended October 31, 2017	$442,404

Distribution Arrangements

Under a Distribution Agreement between the Trust and the Distributor (the “Distribution Agreement”), the Distributor serves as the principal distributor and underwriter for the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangements discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of the Funds’ Prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to the Distributor shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed-upon between the Distributor and the Investment Manager from time to time. The Distributor is not obligated to sell any specific amount of shares of the Funds.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement remains in effect for one year from the date of its execution and thereafter from year to year, provided that each such continuance is specifically approved at least annually (i) by vote of the Trustees of the Trust and (ii) by vote of a majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any plan adopted by the Trust under Rule 12b-1 under the 1940 Act, cast in person at a meeting called for the purpose of voting on the Distribution Agreement.

For sales of Fund shares, the Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of a Fund. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to a Rule 12b-1 distribution and services plan described below and possibly supplemented by payments by the Distributor or its affiliates out of their own assets, or, in the case of such shares that are not subject to a Rule 12b-1 distribution and services plan, only by the Distributor or its affiliates out of their own assets.

The Distributor’s principal address is 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

Prior to October 1, 2016, the Funds had a different principal distributor and underwriter.

Rule 12b-1 Distribution and Services Plans. The Trust has adopted a distribution and services plan with respect to Class N shares of the Funds (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. All share classes of the Funds are sold without a front end or contingent deferred sales load and Class I and Class Z shares of the Funds are not subject to the expenses of any Rule 12b-1 distribution and services plan.

Pursuant to the Plan, a Fund may compensate the Distributor for services relating to the distribution of Class N shares and for payments the Distributor makes to brokers, dealers or other financial intermediaries for distribution services and reimbursement of expenses incurred in connection with distribution assistance or the maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments of up to 0.25% annually of a Fund’s average daily net assets attributable to its Class N shares. The Plan is characterized as a reimbursement plan and is directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may not exceed its actual expenses.

Rule 12b-1 regulates the circumstances under which an investment company, like a Fund, may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not “interested persons” of the Trust or the Distributor, as that term is defined in the 1940 Act (“12b-1 Independent Trustees”). In adopting the Plan, the Independent Trustees concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders by resulting in greater sales of Fund shares. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Plan may be terminated with respect to any Fund by a vote of a majority of the 12b-1 Independent Trustees, or by a vote of a majority of the outstanding shares of that Fund. The Plan may be amended by vote of the Board, including a majority of the 12b-1 Independent Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Fund (or class) requires the approval of that Fund’s (or class’s) shareholders. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Independent Trustees.

To the Trust’s knowledge, no “interested person” of the Trust, nor any Independent Trustee has a direct or indirect financial interest in the operation of the Plan.

The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable.

For the fiscal year ended October 31, 2019, Class N shares of each Fund paid the following amounts under the Plan.

Core Plus Bond Fund
Fiscal Year Ended October 31, 2019	$225,781

ESG Equity Fund
Fiscal Year Ended October 31, 2019	$1,487

Mid Cap Fund
Fiscal Year Ended October 31, 2019	$1,709,973

Small Cap Growth Fund
Fiscal Year Ended October 31, 2019	$72,308

Growth Fund
Fiscal Year Ended October 31, 2019	$294,319

International Fund
Fiscal Year Ended October 31, 2019	$229,960

Small Cap Fund
Fiscal Year Ended October 31, 2019	$65,356

All Cap Value Fund
Fiscal Year Ended October 31, 2019	$222,638

All Cap Value Fund II
Fiscal Year Ended October 31, 2019	$5,305

Focused Absolute Value Fund
Fiscal Year Ended October 31, 2019	$30,770

Long-Short Fund
Fiscal Year Ended October 31, 2019	$7,946

Small-Mid Cap Value Fund
Fiscal Year Ended October 31, 2019	$39,798

Small Cap Value Fund
Fiscal Year Ended October 31, 2019	$66,079

Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 111 Sander Creek Parkway, 2nd Floor, East Syracuse, New York 13057, is the custodian for the Funds. The Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due to the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769 (the “Transfer Agent”), is the transfer agent for the Funds and also serves as the dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each Fund, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

Securities Lending

The Board of Trustees has approved each Fund’s participation in a securities lending program. Under the securities lending program, the Trust has retained The Bank of New York Mellon to serve as its securities lending agent.

For the fiscal year ended October 31, 2019, the following Funds did not participate in the securities lending program: the ESG Equity Fund, the Mid Cap Fund and the Long-Short Fund. For the fiscal year ended October 31, 2019, the income earned by the following Funds as well as the fees and/or compensation paid by such Funds (in dollars) pursuant to the Securities Lending Authorization Agreement between AMG Funds IV and The Bank of New York Mellon with respect to the Funds (the “Securities Lending Authorization Agreement”) were as follows:

	AMG Managers DoubleLine Core Plus Bond Fund	AMG Managers LMCG Small Cap Growth Fund	AMG Managers Montag & Caldwell Growth Fund
Gross income earned by the Fund from securities lending activities	$159,558.71	$451,321.05	$10,389.72

Fees and/or compensation paid by the Fund for securities lending activities and related services

• Fees paid to The Bank of New York Mellon from a revenue split	$11,764.50	$81,046.96	$1,834.74

• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0.00	$0.00	$0.00

• Administrative fees not included in a revenue split	$0.00	$0.00	$0.00

• Indemnification fees not included in a revenue split	$0.00	$0.00	$0.00

• Rebate (paid to borrower)	$94,676.55	$23,382.32	$0.00

Aggregate fees/compensation paid by the Fund for securities lending activities	$106,441.05	$104,429.28	$1,834.74

Net income from securities lending activities	$53,117.66	$346,891.77	$8,554.98

	AMG Managers Pictet International Fund	AMG Managers Silvercrest Small Cap Fund
Gross income earned by the Fund from securities lending activities	$263,833.21	$58,944.72

Fees and/or compensation paid by the Fund for securities lending activities and related services

• Fees paid to The Bank of New York Mellon from a revenue split	$23,023.45	$7,995.84

• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0.00	$0.00

• Administrative fees not included in a revenue split	$0.00	$0.00

• Indemnification fees not included in a revenue split	$0.00	$0.00

• Rebate (paid to borrower)	$145,711.21	$15,054.16

Aggregate fees/compensation paid by the Fund for securities lending activities	$168,734.66	$23,050.00

Net income from securities lending activities	$95,098.55	$35,894.72

	AMG River Road Dividend All Cap Value Fund	AMG River Road Dividend All Cap Value Fund II
Gross income earned by the Fund from securities lending activities	$241,608.62	$16,037.41

Fees and/or compensation paid by the Fund for securities lending activities and related services

• Fees paid to The Bank of New York Mellon from a revenue split	$28,877.89	$1,903.61

• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0.00	$0.00

• Administrative fees not included in a revenue split	$0.00	$0.00

• Indemnification fees not included in a revenue split	$0.00	$0.00

• Rebate (paid to borrower)	$80,150.54	$5,484.41

Aggregate fees/compensation paid by the Fund for securities lending activities	$109,028.43	$7,388.02

Net income from securities lending activities	$132,580.19	$8,649.39

	AMG River Road Focused Absolute Value Fund	AMG River Road Small Cap Value Fund	AMG River Road Small-Mid Cap Value Fund
Gross income earned by the Fund from securities lending activities	$18,934.75	$350,860.65	$69,324.50

Fees and/or compensation paid by the Fund for securities lending activities and related services

• Fees paid to The Bank of New York Mellon from a revenue split	$2,217.58	$54,176.19	$10,714.22

• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0.00	$0.00	$0.00

• Administrative fees not included in a revenue split	$0.00	$0.00	$0.00

• Indemnification fees not included in a revenue split	$0.00	$0.00	$0.00

• Rebate (paid to borrower)	$6,053.89	$17,758.89	$3,760.21

Aggregate fees/compensation paid by the Fund for securities lending activities	$8,271.47	$71,935.08	$14,474.43

Net income from securities lending activities	$10,663.28	$278,925.57	$54,850.07

For the fiscal year ended October 31, 2019, The Bank of New York Mellon, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers; (ii) monitoring daily the value of the loaned securities and collateral; (iii) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (v) negotiating loan terms, including, but not limited to, the amount of any loan premium; (vi) selecting securities to be loaned; (vii) recordkeeping and account servicing; (viii) carrying out instructions of clients with respect to dividend activity and material proxy votes; and (ix)  arranging for return of loaned securities to the Fund at loan termination.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that each Subadviser places all orders for the purchase and sale of securities that are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadviser to seek to obtain best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadviser shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadviser is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadviser is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Each Subadviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each Subadviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadviser. Each Fund may purchase and sell portfolio securities through brokers who provide the Subadvisers with research services. Brokerage commissions may be used for the general benefit of all other clients of the Subadvisers where legally and contractually permissible.

The revised EU Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that a Subadviser subject to MiFID II will cause a Fund to pay for research services with soft dollars in circumstances where the Subadviser is prohibited from causing its other client accounts to do so, including where the Subadviser aggregates trades on behalf of a Fund and those other client accounts. In such situations, a Fund would bear the additional amounts for the research services and the Fund’s Subadviser’s other client accounts would not, although the Subadviser’s other client accounts might nonetheless benefit from those research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadviser.

The fees of each Subadviser are not reduced by reason of its receipt of such brokerage and research services. Generally, a Subadviser does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager may request that a Subadviser employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

Aggregate brokerage commissions paid by the Core Plus Bond Fund, ESG Equity Fund, Mid Cap Fund, Small Cap Growth Fund, Growth Fund, International Fund, Small Cap Fund, All Cap Value Fund, All Cap Value Fund II, Focused Absolute Value Fund, Long-Short Fund, Small-Mid Cap Value Fund and

Small Cap Value Fund for the fiscal years ended October 31, 2017, October 31, 2018 and October 31, 2019 are as follows:

Core Plus Bond Fund*
Fiscal Year Ended October 31, 2019	$4
Fiscal Year Ended October 31, 2018	$57
Fiscal Year Ended October 31, 2017	$0

ESG Equity Fund**
Fiscal Year Ended October 31, 2019	$7,602
Fiscal Year Ended October 31, 2018	$9,346
Fiscal Year Ended October 31, 2017	$3,765

Mid Cap Fund
Fiscal Year Ended October 31, 2019	$1,628,673
Fiscal Year Ended October 31, 2018	$1,381,806
Fiscal Year Ended October 31, 2017	$919,556

Small Cap Growth Fund
Fiscal Year Ended October 31, 2019	$140,914
Fiscal Year Ended October 31, 2018	$172,529
Fiscal Year Ended October 31, 2017	$229,720

Growth Fund
Fiscal Year Ended October 31, 2019	$105,049
Fiscal Year Ended October 31, 2018	$264,831
Fiscal Year Ended October 31, 2017	$488,231

International Fund
Fiscal Year Ended October 31, 2019	$423,022
Fiscal Year Ended October 31, 2018	$882,941
Fiscal Year Ended October 31, 2017	$1,413,962

Small Cap Fund
Fiscal Year Ended October 31, 2019	$116,954
Fiscal Year Ended October 31, 2018	$155,863
Fiscal Year Ended October 31, 2017	$195,997

All Cap Value Fund
Fiscal Year Ended October 31, 2019	$339,418
Fiscal Year Ended October 31, 2018	$285,795
Fiscal Year Ended October 31, 2017	$325,810

All Cap Value Fund II
Fiscal Year Ended October 31, 2019	$34,898
Fiscal Year Ended October 31, 2018	$44,251
Fiscal Year Ended October 31, 2017	$45,037

Focused Absolute Value Fund***
Fiscal Year Ended October 31, 2019	$112,685
Fiscal Year Ended October 31, 2018	$41,772
Fiscal Year Ended October 31, 2017	$37,902

Long-Short Fund
Fiscal Year Ended October 31, 2019	$99,672
Fiscal Year Ended October 31, 2018	$95,711
Fiscal Year Ended October 31, 2017	$125,370

Small-Mid Cap Value Fund****
Fiscal Year Ended October 31, 2019	$126,396
Fiscal Year Ended October 31, 2018	$63,573
Fiscal Year Ended October 31, 2017	$46,493

Small Cap Value Fund
Fiscal Year Ended October 31, 2019	$334,497
Fiscal Year Ended October 31, 2018	$360,733
Fiscal Year Ended October 31, 2017	$250,461

*

The higher brokerage fees paid by the Core Plus Bond Fund for the fiscal year ended October 31, 2018 compared to the fiscal years ended October 31, 2019 and October 31, 2017 were the result of increased trading activity.

**

The higher brokerage fees paid by the ESG Equity Fund for the fiscal years ended October 31, 2019 and October 31, 2018 compared to the fiscal year ended October 31, 2017 were the result of increased trading activity.

***

The higher brokerage fees paid by the Focused Absolute Value Fund for the fiscal year ended October 31, 2019 compared to the fiscal years ended October 31, 2018 and October 31, 2017 were a result of the growth in the Fund’s assets.

****

The higher brokerage fees paid by the Small-Mid Cap Value Fund for the fiscal year ended October 31, 2019 compared to the fiscal years ended October 31, 2018 and October 31, 2017 were a result of the growth in the Fund’s assets.

Brokerage Recapture Arrangements

For certain Funds, the Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Funds may be directed by the Funds to pay expenses of the Funds. Consistent with its policy and principal objective of seeking best price and execution, the Subadviser may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadviser.

Fund Ownership of Broker-Dealer Securities

During the fiscal year ended October 31, 2019, the Core Plus Bond Fund acquired securities of its “regular broker-dealers” as such term is defined in Rule 10b-1 under the 1940 Act. As of October 31, 2019, the Core Plus Bond Fund held $9,217,561 worth of securities of Morgan Stanley, $7,176,969 worth of securities of JP Morgan Securities LLC, $6,096,851 worth of securities of Citigroup Global Markets LLC, $4,020,338 worth of securities of Bank of America Corp., $2,466,679 worth of securities of Barclays Capital Inc., $800,072 worth of securities of Goldman Sachs & Co., $759,296 worth of securities of HSBC Securities Inc. and $124,973 worth of securities of Nomura Securities International Inc.

Affiliated Brokerage

Certain affiliates of JP Morgan Securities LLC may be deemed to be affiliated persons of the International Fund because of their record ownership of the Fund. For the fiscal years ended October 31, 2017, October 31, 2018 and October 31, 2019, the Fund paid brokerage commissions to such broker-dealer affiliates of $59,081.14, $89,428.16 and $47,053.27, respectively. For the fiscal year ended October 31, 2019, 11.1231% of the Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates. For the fiscal year ended October 31, 2019, 13.3499% of the Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker-dealer affiliates.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Funds or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in each Fund’s current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

The Investment Manager, the Subadviser, and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

Certain investors may purchase or sell a Fund’s shares through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”) that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. Each Fund has authorized one or more Financial Intermediaries to (i) receive purchase and redemption orders on its behalf and (ii) designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized Financial Intermediary or an authorized Financial Intermediary’s authorized designee receives the order. These orders will be priced at a Fund’s NAV next calculated after they are so received by an authorized Financial Intermediary or such Financial Intermediary’s authorized designee and accepted by the Fund. The Funds may from time to time make payments to Financial Intermediaries for certain services, such as account maintenance, recordkeeping or sub-accounting, forwarding communications to shareholders, providing shareholders with account statements, transaction processing and customer liaison services. Investors who do not wish to receive the services of a Financial Intermediary may consider investing directly with the Trust. Shares held through a Financial Intermediary may be transferred into the investor’s name by contacting the Financial Intermediary or the Transfer Agent. Certain Financial Intermediaries may receive compensation from the Investment Manager, the Subadviser and/or the Distributor out of their legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust by 4:00 p.m. New York time at the address listed in each Fund’s current Prospectus on any day that the NYSE is open for business will receive the NAV computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund(s) will also receive that day’s offering price, provided that the orders the processing organization transmits to the Fund(s) were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar day period, such shareholder may exchange such shares into any series of the Trust, AMG Funds, AMG Funds I, AMG Funds II or AMG Funds III, subject to applicable restrictions such as minimum investment amounts. The 15 calendar day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and the Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the NAV determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day, provided that the orders the processing organization transmits to a Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the NAV determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in each Fund’s current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders.

The Trust reserves the right to redeem a shareholder account if its value (i) falls below $500 for Class N shares, $25,000 for Class I shares, or $50,000 for Class Z shares due to redemptions the shareholder makes; or (ii) is below $100, but, in each case, not until after the Fund gives the shareholder at least 60 days’ notice and the opportunity to increase the account balance to the minimum account balance amount. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis. We may convert your position(s) in Class

I shares of a Fund to the respective Class N shares of that Fund, if applicable. Unless you did not meet the minimum initial investment, we will give you 30 days’ notice before we convert your Fund position(s). This gives you an opportunity to purchase enough shares to raise the value of your Fund position(s) above the applicable minimum initial investment. We will not redeem or close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans because they do not meet the applicable minimum investment requirement. We may close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans due to insufficient information as it relates to customer identification procedures. If these account types are invested in Class I shares below the required minimum investment, we may convert the Fund position(s) to the Class N. Additionally, we will not convert Class I Fund position(s) where there is an effective “letter of intent.”

A Fund may pay all or a portion of redemption proceeds with a distribution in kind of its portfolio securities, in lieu of cash, in conformity with applicable law, when such payment is in the best interest of the Fund. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash and the assets will be subject to market and other risks until they are sold. The method of valuing portfolio securities is described under “Net Asset Value” below, and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the NAV of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

A Fund or the Transfer Agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the account of a “Specified Adult” (as that term is defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.

Exchange of Shares

As described in the Funds’ Prospectus, an investor may exchange shares of a Fund for shares of the same class of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager as described above, an investor also may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Fund (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan

Fund if you exchange out of a Fund through the Investment Manager. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to U.S. federal income tax may recognize capital gains or losses on the exchange for U.S. federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in the Funds’ Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment adviser, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily NAV of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Cost Basis Reporting

Upon the sale, redemption or exchange of a Fund’s shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis and certain other related tax information about the Fund’s shares you redeemed or exchanged. See each Fund’s current Prospectus for more information.

Net Asset Value

Each Fund computes its NAV for each class of shares once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each class of a Fund is equal to the value of the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the OTC market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price as of the close of the regular trading hours of the primary market or the value obtained for the security in accordance with the Trust’s procedures for fair valuation of foreign securities. In addition, if a foreign exchange or market is closed on a day when the NYSE is open, the value of a security that is traded in the affected foreign exchange or market is the value obtained for the security in accordance with the Trust’s procedures for fair valuation of foreign securities, if available, or the last value assigned to the security on the immediately preceding valuation date (unless such value is deemed to be unreliable). Unless a foreign equity security is valued in accordance with the Trust’s procedures for fair valuation of foreign securities, a foreign equity security for which there are no reported sales on the valuation date may be valued at the last quoted bid price or the exchange mean price. Fixed-income securities purchased with a remaining maturity exceeding 60 days are valued at the mean between the evaluated bid and ask prices (the “evaluated mean price”) or evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. In addition, foreign fixed-income securities purchased with a remaining maturity exceeding 60 days may be valued in accordance with the Trust’s procedures for fair valuation of foreign securities. Fixed-income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. With respect to foreign equity securities and foreign fixed-income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level. Notwithstanding the foregoing, foreign currency exchange contracts, subscription stock rights, warrants and other redeemable securities with predetermined values, shares of open-end registered investment companies (excluding ETFs), foreign currencies, IPOs, financial derivatives, foreign investor-only common stock issued by companies in various countries that issue two separate common stock lines (one for foreign investors and one for local investors), and securities halted or delisted due to a corporate action will be valued in accordance with the Fund’s valuation procedures adopted from time to time. The Funds’ portfolio instruments are generally valued using independent pricing services approved by the Board. In the event that the market quotation, price or market based valuation for a portfolio instrument is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances, the portfolio instrument may be valued at fair value, as determined in good faith and pursuant to procedures established by and under the general supervision of the Board. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of a Fund’s shares, and no compensation or other consideration is received by a Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in its Prospectus.

If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

U.S. Federal Income Taxation of the Funds—in General

Each Fund has elected to be treated and intends to qualify and to be eligible to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to qualify as such and to be so treated, each Fund must, among other things:

(a)     derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b)    invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c)     distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income to a Fund only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in paragraph (b) above.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of certain of the Funds as regulated investment companies. In addition, as further discussed below, a Fund’s investments in commodity-linked ETNs and other commodity-linked instruments, if any, can be limited by such Fund’s intention to qualify as a regulated investment company, and can limit such Fund’s ability to so qualify.

If a Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to capital losses carried forward from prior years), if any, that it distributes in a timely manner to shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if a Fund were otherwise to fail to qualify for treatment as a regulated investment company for such taxable year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such Fund, including any distributions of net tax-exempt income, if any, and net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions might be eligible for treatment as “qualified dividend income” for individuals and for the “dividends-received deduction” for corporate shareholders, in each case as described below. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year, if the Fund is eligible to make and makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that is eligible to make and makes the election described above, no such gains or losses will be so treated. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make sufficient distributions to avoid the imposition of this 4% excise tax, although there can be no assurance that it will be able to do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any “net capital loss” attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. A Fund must apply such carryforwards first against gains of the same character.

See each Fund’s most recent annual shareholder report for such Fund’s available capital loss carryforwards as of the end of its most recently ended fiscal year.

Taxation of the Funds’ Investments

Certain Debt Obligations; Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as having original issue discount (“OID”). OID is, very generally, the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by a Fund, which will comprise a part of the Fund’s investment company taxable income or net tax-exempt income, if any, required to be distributed to shareholders as described above, whether or not cash on the debt obligation is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest (as potentially reduced by any amortizable bond premium—see below).

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, a Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the acquisition discount or OID in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

Pay-in-kind bonds also will give rise to income which is required to be distributed and is taxable even though a Fund holding the obligation receives no interest payment in cash on the obligation during the year.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by selling of portfolio obligations including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (see “Federal Income Taxation of Shareholders,” below) than if a Fund had not held such obligations.

Securities Issued or Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the stated principal amount (or revised issue price)—that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond (or the upward basis adjustment attributable to any OID) by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortizable premium.

Junk Bonds. To the extent such investments are permissible, the Funds may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. If a Fund invests in high-yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high-yield discount obligation is a domestic corporation, dividend payments by the Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction (described below). In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the corporate dividends received deduction (described below) to the extent attributable to the deemed dividend portion of such accrued interest.

REITs. Any investment by a Fund in equity securities of REITs qualifying as real estate investment trusts under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income (see “Federal Income Taxation of Shareholders,” below).

Pursuant to proposed regulations on which the Funds may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Mortgage-Related Securities. Certain of the Funds may invest directly or indirectly (e.g. through REITs) in residual interests in REMICs, including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect, or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (see “Tax-Exempt Shareholders” below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Options, Futures, Foreign Currencies, Forward Contracts, Swap Agreements, and Other Derivatives. A Fund’s use of options contracts, futures contracts, foreign currency forward contracts, ETNs, swap agreements and other derivatives, if any, may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to sell other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives might also affect the amount, timing, or character of a Fund’s distributions. The character of a Fund’s taxable income will, in some cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification and eligibility for treatment as a regulated investment company and avoid a Fund-level tax.

Certain of a Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, forward contracts, swaps, credit default swaps, short sales, securities loans or other similar transactions, and foreign securities. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund, if any, in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character (See “Foreign Currency Transactions and Hedging” below). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. In addition, the tax treatment of a payment made or received on a swap contract held by a Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts, and swaps undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expenses) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The consequences to the Funds of certain transactions under the straddle rules remain unclear.

Foreign Currency Transactions and Hedging. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. However, in certain circumstances, a Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Commodity-Linked Instruments. A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute Qualifying Income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute Qualifying Income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as Qualifying Income and the income or gain were later determined not to constitute Qualifying Income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level to cure such failure.

Exchange-Traded Notes. The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a regulated investment company and to avoid a Fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of the Fund’s taxable income and net tax-exempt income, if any. If such a difference arises, and a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, if any, the distribution, if any, of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. In the alternative, if a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, if any, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders, in each case as described below. In addition, withholding taxes accrued on dividends during the period that such security was not directly held by a Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund were otherwise to meet the requirements described in “Foreign Taxes,” below.

Master Limited Partnerships and other Publicly Traded Partnerships. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP or other publicly traded partnership will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP or publicly traded partnership directly. If such distributions do not so qualify, a non-corporate shareholder will generally be subject to a higher effective tax rate on any such amounts received from a Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would receive if the shareholder invested directly in an MLP or other publicly traded partnership.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could subject the Fund to a U.S. federal income tax or other charge (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to that Fund’s shareholders. However, in certain circumstances, a Fund may avoid this tax treatment by electing to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF” election), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may elect to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold (and repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in underlying U.S. funds, it may not make such elections; rather, the underlying U.S. funds directly investing in PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” See “Federal Income Taxation of Shareholders,” below.

Investments in Other RICs. A Fund’s investments in shares of other mutual funds, ETFs or other companies that are treated as regulated investment companies (each, an “underlying RIC”), as well as certain investments in REITs, can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC. Qualified dividend income and the dividends-received deduction are described below.

Taxation of Certain Investments. Including as described above, certain of each Fund’s investments will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (as defined below) than if the Fund had not held such investments. The character of a Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Funds may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of each Fund.

Foreign Taxes. Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease a Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of a Fund’s assets at the end of its taxable year consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction, if any, for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If a Fund is not eligible to or does not make the above election, the Fund’s taxable income will be reduced by the foreign taxes paid or withheld, and shareholders will not be entitled separately to claim a credit or deduction with respect to such taxes. Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends, if any, are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income, if any, and may distribute its net capital gain. Taxable income that is retained by a Fund will be subject to tax at the Fund level at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions are taxable to shareholders as described herein whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of such Fund’s shares. A distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, a shareholder that purchases shares of a Fund just prior to a taxable distribution will then receive a return of investment upon distribution which may nevertheless be taxable to the shareholder as ordinary income or capital gain.

Qualified dividend income received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC. Distributions received by a Fund from REITs generally will not constitute qualified dividend income.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only capital gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs or PFICs will not qualify for the corporate dividends-received deduction. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders. A return of capital reduces a shareholder’s tax basis in such Fund’s shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Fund shares, thus reducing any loss or increasing any gain on the subsequent taxable disposition by a shareholder of those shares.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Sale, Exchange or Redemption of Shares

The sale, exchange, or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares of a Fund will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary, may be required to provide a shareholder and the IRS with cost basis and certain other related tax information about the Fund shares the shareholder sold, exchanged or redeemed. See the Funds’ Prospectus for more information.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a regulated investment company, such as a Fund, that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October of 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other disqualified organization shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a regulated investment company that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Each Fund generally does not expect that it will be a QIE.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends, and interest-related dividends).

Prospective investors are urged to consult their tax advisors regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

State and Local Taxes

Each Fund is a series of a Delaware statutory trust. Each Fund may be subject to state and/or local taxes in jurisdictions in which such Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in a Fund.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Delaware Statutory Trust

Each Fund is a series of a “Delaware statutory trust.” The Trust is governed by its Trust Instrument and Certificate of Trust, as amended (“Trust Instrument”), and Amended and Restated By-Laws (“By-Laws”).

The Trust Instrument provides that the Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while as a Trustee or thereafter, by reason of his or her being or having been such a Trustee except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he or she may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under the Trust Instrument, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to the Trust Instrument.

The Trust Instrument also provides that, in case any shareholder or former shareholder of any Fund shall be held to be personally liable solely by reason of the shareholder’s being or having been a shareholder of such Fund and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Fund to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Fund, shall, upon request by the shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Fund and satisfy any judgment thereon from the assets of the Fund.

The Trust shall continue without limitation of time subject to the provisions in the Trust Instrument concerning termination by action of the Trustees.

Description of Shares

The Trust is an open-end management investment company organized as a Delaware statutory trust in which the Funds each represent a separate series of shares of beneficial interest. The Trustees may, without shareholder approval, divide the shares of any series of the Trust into one or more classes and combine the shares of two or more classes of any series into a single class. The Trustees have authorized the issuance of three classes of shares of each of the Core Plus Bond Fund, the Mid Cap Fund, the International Fund, the Small Cap Fund, the All Cap Value Fund, the All Cap Value Fund II, the Focused Absolute Value Fund, the Long-Short Fund, the Small-Mid Cap Value Fund and the Small Cap Value Fund—Class N, Class I and Class Z. The Trustees have authorized two classes of shares of each of the Growth Fund, the ESG Equity Fund and the Small Cap Growth Fund—Class N and Class I.

The Trust Instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value of one or more series and to divide or combine the shares of any series or class, if applicable, into a greater or lesser number without changing the proportionate beneficial interest in the series or class. Each share of each Fund represents an equal proportionate interest in such Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Funds have no preemptive or conversion rights. The rights of redemption and exchange are described in the Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of a Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund (or a class thereof) shall be entitled to vote.

Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, and to set the length of their own terms subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative in the election of Trustees so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required or permitted by either the 1940 Act or by the Trust’s Trust Instrument.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Conduct of the Trust’s Business

Forum for Adjudication of Disputes. The By-Laws of the Trust provide that unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any action or proceeding brought on behalf of the Trust or the shareholders, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other agent of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust Instrument or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Trust Instrument or the By-Laws or any agreement contemplated by any provision of the 1940 Act, the Trust Instrument or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware and the Superior Court of the State of Delaware in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust will be (i) deemed to have notice of and consented to the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forum referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

Derivative and Direct Claims of Shareholders. The By-Laws contain provisions regarding derivative and direct claims of shareholders. As used in the By-Laws, a “direct” shareholder claim refers to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under Article V of the By-Laws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. The By-Laws provide that any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, are considered a “derivative” claim as used in the By-Laws.

The By-Laws provide that a shareholder may not bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf or for the benefit of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result. The By-Laws provide that the Trustees shall consider such demand within 90 days of its receipt by the Trust. The By-Laws provide that, the Trustees, in their sole discretion, may submit the matter to a vote of shareholders of the Trust or any series or class of shares, as appropriate. The By-Laws provide that any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand. The By-Laws provide that any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf or for the benefit of the Trust who is not an “interested person” (as that term is defined in the 1940 Act) will be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

The By-Laws provide that a shareholder may not bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the Trustees, or officers predicated upon an express or implied right of action under the Trust Instrument or U.S. federal securities laws (excepting direct shareholder actions expressly provided by U.S. federal securities laws), unless the shareholder has obtained authorization from the Trustees to bring the action. The By-Laws provide that the requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. The By-Laws provide that the Trustees shall consider such request within 90 days after its receipt by the Trust. The By-Laws provide that the Trustees, in their sole discretion, may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust will be deemed to have notice of and consented to the foregoing provisions. These forgoing provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find that any of the foregoing provisions to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

Additional Information

This SAI and the Funds’ Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust’s Registration Statement, including the Exhibits filed therewith, may be examined on the SEC’s website at www.sec.gov.

Statements contained in this SAI and the Funds’ Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Funds’ Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Funds’ Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended October 31, 2019 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, from each Fund’s Annual Report for the fiscal year ended October 31, 2019 are incorporated by reference into this SAI (meaning such documents are legally a part of this SAI) and are on file with the Securities and Exchange Commission. The Funds’ Annual and Semi-Annual Reports are available without charge, upon request, by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at www.amgfunds.com or on the Securities and Exchange Commission’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

S&P GLOBAL RATINGS AND MOODY’S INVESTORS SERVICE, INC.

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2:	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3:	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P Global Ratings

Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D:	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (S&P Underlying Rating)

A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal short-term note rating symbols are as follows:

SP-1:	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L:	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p:	This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim:	Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t:	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir:	This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

*:	This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c:	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G:	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

pi:	This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

pr:	The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q:	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r:	The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

APPENDIX B

DoubleLine Funds Trust

DoubleLine Equity Funds

DoubleLine Capital LP

DoubleLine Commodity LP

DoubleLine Equity LP

DoubleLine Private Funds

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

PROXY VOTING, CORPORATE ACTIONS AND CLASS ACTIONS

August 2015

I.    Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP, DoubleLine Commodity LP and DoubleLine Equity LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust and DoubleLine Equity Funds (each, as applicable, the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL” and, together with DBL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds and actions taken with respect to corporate actions and class actions affecting such securities, and to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities) and the DoubleLine Leverage Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this Policy.

DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the Guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

II.    Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.    Policy – Proxies and Corporate Actions; Role of Third-Party Proxy Agent

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal. The portfolio manager or other authorized person of the relevant Client will review the recommendation made by Glass Lewis and will instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the Client. The portfolio manager or authorized person shall record the reasons for any such instruction and shall provide that written record to the Chief Compliance Officer or his/her designee. In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation. In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such Client (though they are not expected to review each such vote or action). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the Client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Limitations of this Policy. This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security. DoubleLine will seek to consult with its Clients in such circumstances unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its discretion.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.    Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s administrator to file such proofs-of-claim when appropriate.

V.    Class Actions Policy

In the event that Client securities become the subject of a class action lawsuit, the applicable portfolio manager(s) will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the class action is in the Client’s best interest, DoubleLine will recommend that the Client or its custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a class action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in the class action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the class action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.    Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with the Client’s securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to take action with respect to such proposal until and unless the Client recalls the lent security. When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely. There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest.

VII.    Proxy Voting Committee; Oversight

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with the Policy. The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his/her designee), meets on an as needed basis. The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy continues to be designed to ensure that proxies are voted in the best interests of Clients, and (3) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third-party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis or (ii) Glass Lewis does not provide a recommendation with respect to a proposal. The Committee shall also periodically review DoubleLine’s relationships with such entities more generally, including for potential conflicts of interest relevant to such entities and whether DoubleLine’s relationships with such entities should continue.

VIII.    Procedures for Material Conflicts of Interest

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client and shall report any such conflict identified by the portfolio managers to the Committee. Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts. The Committee shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds. In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this “echo voting” approach, DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX.    Procedures for Proxy Solicitation

In the event that any employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the employee must forward the solicitation request to the Chief Compliance Officer or designee. Such requests shall be reviewed with the Committee or appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X.    Additional Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B. Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their Statements of Additional Information (“SAIs”) the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL and DSL) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund’s proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.    Recordkeeping

A. DoubleLine must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

B. Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any employee of DoubleLine must be retained. Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular Client redacted. The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C. Examples of proxy voting records:

•

Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision.Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII. Disclosure

The Chief Compliance Officer or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this Policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For trustee nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees

•	For changing the company name

•	For approving other business

•	For adjourning the meeting

•	For technical amendments to the charter and/or bylaws

•	For approving financial statements

Capital Structure

•	For increasing authorized common stock

•	For decreasing authorized common stock

•	For amending authorized common stock

•	For the issuance of common stock, except against if the issued common stock has superior voting rights

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For decreasing authorized preferred stock

•	For canceling a class or series of preferred stock

•	For amending preferred stock

•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•	For eliminating preemptive rights

•	For creating or restoring preemptive rights

•	Against authorizing dual or multiple classes of common stock

•	For eliminating authorized dual or multiple classes of common stock

•	For amending authorized dual or multiple classes of common stock

•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company

•	For recapitalization

•	For restructuring the company

•	For bankruptcy restructurings

•	For liquidations

•	For reincorporating in a different state

•	For spinning off certain company operations or divisions

•	For the sale of assets

•	Against eliminating cumulative voting

•	For adopting cumulative voting

Board of Trustees

•	For limiting the liability of trustees

•	For setting the board size

•	For allowing the trustees to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause

•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•	For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board

•	Against amending a classified board

•	For repealing a classified board

•	Against ratifying or adopting a shareholder rights plan (poison pill)

•	Against redeeming a shareholder rights plan (poison pill)

•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating shareholders’ right to act by written consent

•	Against limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing a supermajority vote provision to approve a merger or other business combination

•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•	For eliminating a supermajority vote provision to approve a merger or other business combination

•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision

•	Against amending a fair price provision

•	For repealing a fair price provision

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	For opting out of a state takeover statutory provision

•	Against opt into a state takeover statutory provision

Compensation

•

For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•

For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•

For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Case-by-case on assuming stock incentive plans

•

For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•

For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•

For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•

For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan

•	For adopting a savings plan

•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity

•	For adopting a deferred compensation plan

•	For approving a long-term bonus plan

•	For approving an employment agreement or contract

•	For amending a deferred compensation plan

•	For amending an annual bonus plan

•	For reapproving a stock option plan or bonus plan for purposes of OBRA

•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against requiring a majority vote to elect trustees

•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location

•	Against changing the annual meeting date

•	Against asking the board to include more women and minorities as trustees.

•	Against seeking to increase board independence

•	Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy

•	Against requiring minimum stock ownership by trustees

•	Against providing for union or employee representatives on the board of trustees

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For creating a nominating committee of the board

•	Against urging the creation of a shareholder committee

•	Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees

•	Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees

•	For adopting cumulative voting

•	Against requiring trustees to place a statement of candidacy in the proxy statement

•	Against requiring the nomination of two trustee candidates for each open board seat

•	Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting

•	For restoring shareholders’ right to act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against advisory vote on compensation

•	Against restricting executive compensation

•	For enhancing the disclosure of executive compensation

•	Against restricting trustee compensation

•	Against capping executive pay

•	Against calling for trustees to be paid with company stock

•	Against calling for shareholder votes on executive pay

•	Against calling for the termination of trustee retirement plans

•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	For creating a compensation committee

•

Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies

•	Against asking the company to limit or end operations in Burma

•	For asking management to review operations in Burma

•	For asking management to certify that company operations are free of forced labor

•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	Against asking management to report on the company’s foreign military sales or foreign offset activities

•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production

•	Against asking the company to establish shareholder-designated contribution programs

•	Against asking the company to limit or end charitable giving

•	For asking the company to increase disclosure of political spending and activities

•	Against asking the company to limit or end political spending

•	For requesting disclosure of company executives’ prior government service

•	Against requesting affirmation of political nonpartisanship

•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	Against severing links with the tobacco industry

•	Against asking the company to review or reduce tobacco harm to health

•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•	Against asking the company to take action on embryo or fetal destruction

•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•

For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles

•

For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•

For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•

For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat

•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy

•	Against asking management to adopt a sexual orientation non-discrimination policy

•	For asking management to report on or review Mexican operations

•	Against asking management to adopt standards for Mexican operations

•	Against asking management to review or implement the MacBride principles

•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

APPENDIX C

Fairpointe Capital LLC

Proxy Voting Summary

Fairpointe Capital LLC (“Fairpointe”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Fairpointe maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. Clients may obtain information with respect to the voting of proxies for their securities by contacting their portfolio manager or the firm’s compliance officer.

Fairpointe has retained Institutional Shareholder Services (“ISS”) services to assist in the proxy voting process and research. Designated Portfolio Managers review each recommendation from ISS and either approves or overrides the recommendations according to Fairpointe’s established guidelines. The proxies are cast electronically using ISS and/or www.proxypush.com. Complete records of proxy votes are maintained electronically through ISS and/or Fairpointe.

As a matter of firm policy, the following guidelines are intended to assist in the proxy voting process but will be analyzed and voted upon on a case-by-case basis:

(a)

Routine Matters: Fairpointe generally votes in favor of the following routine matters: name changes, election of directors within time limits, appointment of independent auditors, increase in the outstanding common stock or other equity classes within dilution limits, date and place of annual meeting, ratification of directors’ actions on routine matters, employee stock purchase or ownership plans within dilution limits, annual elections and confidential voting.

(b)

Financial Questions: Fairpointe generally votes in favor of mergers, acquisitions, restructurings, re-incorporations, changes in capitalization and employee and director compensation within reason and when pay and performance are aligned. However, other financial issues may need additional consideration and may involve issues such as hostile takeovers and mergers.

(c)

Corporate Governance: Fairpointe will generally vote against any proposal that attempts to limit shareholder democracy, such as increased indemnification for directors and officers, certain supermajority rights, classified boards, cumulative voting, authorization of new securities that are unduly dilutive and amending state of corporation. Also, will generally vote against board members on the Compensation Committee who are responsible for compensation procedures which are not aligning with performance.

(d)	Social Issues: Fairpointe intends to vote on a case-by-case basis on social issues.

(e)

Client Preferences: A client may have their own set of proxy voting guidelines which may conflict with Fairpointe’s guidelines. If such situation arises, it is our intention to comply with client guidelines by voting proxies attributable to that client on a proportionate basis.

C-1

If Fairpointe detects a material conflict of interest in connection with a proxy vote, the investment team will consider voting with the recommendations made by ISS, an independent third party. However, the investment team’s decision is ultimately based on what is in the best interest of the client.

C-2

APPENDIX D

Proxy Voting Policy and Procedures

The following proxy voting policy sets forth our general principles and our process for voting on securities held in client accounts where LMCG Investments, LLC (“LMCG”) has discretion to vote proxies. Our authority to vote proxies on behalf of our clients is established by our advisory contract or comparable documents. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts as well.

General Principles

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

•

As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client’s account should be exercised keeping in mind a fiduciary’s duty to use its best efforts to preserve or enhance the value of the client’s account. LMCG votes proxy ballots with the goal of fostering the interests of the client or the participants in the case of an ERISA account.

•

Proxy questions are considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy ballot could be voted differently than what is generally done in other cases.

•

It is LMCG’s general policy that, when given authority to vote proxies for a client’s account, we must be authorized to vote all proxies for the account in our discretion. We do not generally accept partial voting authority or instructions from clients on how to vote on specific issues. Certain clients may direct us to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances in which case we will not have voting discretion but will facilitate voting in accordance with a client’s direction. Our clients may wish to retain proxy voting authority and vote their own proxies in order to satisfy their individual corporate governance goals.

LMCG maintains a set of proxy voting guidelines that describe in greater detail how we will generally vote specific issues for our clients. While it is not an exhaustive list, it is intended to serve as the foundation on which we make most of our proxy voting decisions. These guidelines are available upon request. LMCG will from time to time review our proxy voting policy and guidelines and may adopt changes. Clients may contact their Client Service Officer or the Compliance Office by calling (617) 380-5600 or via e-mail at compliance@lmcg.com for a copy of our current guidelines or to obtain a record of how proxies were voted for their account.

Process

LMCG is responsible for fair and accurate proxy voting and for ensuring that proxy ballots are voted in a timely manner. LMCG has hired Institutional Shareholder Services, Inc. (“ISS”), a third party proxy voting vendor, to facilitate voting of proxy ballots based on guidelines established by LMCG. LMCG’s Proxy Voting Administrator works with ISS and oversees the proxy voting process. The Proxy Voting Administrator ensures that proxy voting is taking place, records are being maintained and that reporting and required filings are being made as necessary.

Last update: June 2019
D-1

For proxy voting on behalf of private client accounts, LMCG may follow an accepted industry practice of voting shares on a rolled-up basis when the same security is held across multiple client accounts. In general this process is utilized when numerous accounts are held at the same custodian bank. For accounts in which proxy ballots are voted in this manner, proxy votes are reported in the aggregate.

Limitations

LMCG may abstain from voting a client proxy if, in its opinion, the value obtained by voting the proxy is outweighed by the unique cost or the operational or trading constraints to a client account or situation. In accordance with fiduciary duties, LMCG weighs the costs and benefits of voting certain proxy proposals and makes an informed decision with respect to whether voting a given proxy proposal is prudent.

Some of LMCG’s clients engage in securities lending programs under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Shares that are on loan are not eligible to be voted. Generally, LMCG does not recall shares out on loan and therefore, shares that are on loan over record date are not voted. Additionally, LMCG may purchase a company’s “non-voting” shares. In this case, the shares are not eligible to be voted.

Proxy voting in some foreign countries requires “share blocking”, which prevents selling of the shares for a period of time around the date of the annual meeting. LMCG feels that the risks associated with loss of liquidity outweigh the benefits of voting a proxy ballot. Therefore, in general, LMCG will not vote proxy ballots in countries that require share blocking.

Conflicts of Interest

LMCG recognizes that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where LMCG has material business relationships or material personal or family relationships. A conflict of interest may exist when client portfolios hold shares of a publicly traded company that is also an LMCG client. To address potential conflicts, we have established a Proxy Voting Committee (“Committee”). The Committee consists of representatives from the Compliance and Operations departments including the Chief Compliance Officer, Head of Operations and relevant Portfolio Manager (or their designee). The Committee will use reasonable efforts to determine whether a potential conflict exists, including maintaining a list of clients or securities that may pose a potential conflict.

Securities identified as potential conflicts will be provided to ISS and flagged on the proxy voting system. Members of the Committee will receive an email weekly from ISS notifying them of a proxy vote taking place on a security from the list. Generally, votes cast for a security that represents a potential conflict of interest will default to LMCG’s standard voting policies. If a portfolio manager wishes to change the vote, the rationale for the change must be provided in writing to the Committee and the Committee will review the request for conflicts. If no conflicts exist, the Committee will authorize the Proxy Voting Administrator to process the vote change. All meeting minutes and Committee decisions will be kept by the designated Committee member.

LMCG is an indirect majority owned subsidiary of Royal Bank of Canada (“RY”), a public company. It is LMCG’s general policy not to acquire or hold RY stock on behalf of our clients. However, in the event that a client were to hold RY in a portfolio which we manage, and LMCG was responsible for voting RY on behalf of the client, the Proxy Voting Committee would default to the standard voting guidelines to vote the proxy.

Last update: June 2019
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Recordkeeping

LMCG shall maintain proxy voting records pursuant to Section 206-2 of the Advisers Act. Such records will include a copy of policies and procedures, proxy statements, a record of each vote that is cast, any document created that was material to the decision on how to vote, as well as a copy of client requests for proxy voting information and responses to such requests. LMCG’s Compliance Office also relies on ISS to provide certain proxy voting details promptly upon request in order to respond to certain requests for information or records.

Last update: June 2019
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APPENDIX E

MONTAG & CALDWELL, LLC

PROXY VOTING POLICIES

If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, LLC (“M&C”) in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all client portfolios for which it has discretionary voting authority in the manner believed is most likely to enhance shareholder value.

If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder meetings, annual reports or other literature customarily mailed to shareholders.

Once discretionary voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C. Where practical, M&C may consider requests to vote proxies in accordance with client specific guidelines.

Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote or any other potential conflict of interest is perceived and the item falls outside the issues explicitly addressed by these guidelines, the matter will be reviewed by the entire proxy committee. If an item is explicitly addressed by these guidelines it will be voted accordingly. If an item falls outside the issues explicitly addressed by these guidelines and we would vote against management, no further review is needed. If further review is needed the Proxy Committee will first determine if the conflict is material. If it is material, the Proxy Committee will determine the steps needed to resolve the conflict before the proxy is voted.

It is against M&C’s policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C’s advisory clients.

The following guidelines establish our position on many common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

1. Auditors

M&C will generally vote to ratify auditors, unless

•	An auditor has a financial interest in or association with the company and is thus not independent,

•	There is evidence the independent auditor has issued an inaccurate or misleading opinion,

•	Fees for non-audit services are excessive.

•	There are concerns with the structure of the contract with the auditors.

2. Board of Directors

M&C will generally vote for routine election or re-election of directors.

M&C will generally vote for proposals to repeal classified boards, and to elect all directors annually.

M&C will generally vote against proposals to classify the board.

M&C will generally vote against proposals to allow cumulative voting.

3. Proxy Contests

M&C will review contested director elections on a case-by-case basis.

4. Takeover Defenses

M&C will generally vote for shareholder proposals requesting that a company submit its poison pill to a shareholder vote or redeem it unless the company has:

•	A shareholder approved poison pill in place,

•	The company has an acceptable policy covering the future adoption of a poison pill.

M&C will generally vote for shareholder proposals calling for a poison pill to be put to a vote within a time period of less than one year after adoption

M&C will review on a case-by-case basis management proposals on poison pill ratification.

M&C will generally vote against proposals to require a supermajority shareholder vote

M&C will generally vote for proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

M&C will review mergers, acquisitions, and restructurings on a case-by-case basis.

6. State of Incorporation

M&C will review proposals to change a company’s state of incorporation on a case-by-case basis.

7. Capital Structure

M&C will generally vote to increase the number of shares of common stock authorized, unless

•	The explicit purpose of the increase is to implement a non-shareholder approved rights plan (poison pill).

M&C will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

M&C will review other proposals regarding preferred stock on a case-by-case basis

8. Compensation Issues

M&C will review the following issues on a case-by-case basis:

•	Equity compensation plans,

•	Advisory vote on compensation of named executive officers,

•	Director Compensation,

•	Employee Stock Purchase Plans – Qualified Plans

•	Employee Stock Purchase Plans – Non-Qualified Plans

•	Severance Agreements

9. Shareholder Proposals

Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

M&C will generally support management in instances where we feel acceptable efforts are made. The burden of corporate responsibility rests with management. We will generally vote AGAINST shareholder proposals that add additional reporting requirements or limit the company’s lawful actions. Some examples of the objective of these types of proposals include:

•	Animal Rights

•	Drug Pricing and Re-importation

•	Genetically Modified Foods

•	Tobacco

•	Lobbying restrictions

•	Concentrated Area Feeding Operations

•	Global Warming and Kyoto Protocol Compliance

•	Political Contributions

•	Outsourcing/Off-shoring

•	Country-specific Human Rights Reports

•	Placing arbitrary restrictions on environmental practices.

M&C will review other shareholder proposals, including those regarding the right to act by written consent and the right to call shareholder meetings, on a case by case basis.

10. Administrative Issues

Proxy voting guidelines will be reviewed periodically and approved by the Investment Policy Committee.

If a client’s shares are on loan at the time of voting, it is not M&C’s policy to request that the custodian recall the shares on loan.

M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and one portfolio managers.

Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all clients.

M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis of that decision.

M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those clients for whom we have proxy voting responsibility.

M&C will maintain records of all written client requests for information on how M&C voted proxies on behalf of the client and M&C’s response to the client’s written or verbal requests.

An electronic copy of each completed ballot is provided to the Chief Compliance Officer (CCO) for review. A member of the Portfolio Management team will provide the CCO a confirmation that reasonable steps were taken to ensure that all ballots were received and voted.

Approved February 14, 2019

APPENDIX F

Proxy Voting Procedure

Pictet Asset Management, November 2017

NOTES

Creators: Eric Borremans, Arabella Turner

1.	SCOPE AND OBJECTIVES

1.1	Purpose

This document describes the framework used by Pictet Asset Management ‘Pictet AM’ to exercise proxy voting rights in line with our commitment to Responsible Investment and Active Ownership.

1.2	Scope

For the purposes of this Procedure, Pictet AM refers collectively to any operational legal entities held directly or indirectly by Pictet Asset Management Holding SA. Please refer to Annex A for a list of entities covered.

This Procedure applies to the following account categories:

A.

Pictet AM collective investment schemes where the Fund Governing Body[1] has instructed the Investment Manager company to vote according to Pictet AM Voting Guidelines[2]. Voting rights are exercised as follows[3]:

•	Actively managed equity strategies - 100% of Assets Under Management ‘AUM’.

•	Swiss Index strategies - 100% of AUM.

•

For other Index strategies voting rights are exercised on 90% of AUM. Holdings within the 90% AUM threshold are defined once a year (typically in December) by the Indexation team but can be updated more frequently in case of material deviations.

B.	Segregated accounts and third party collective investment schemes managed by Pictet AM. Clients who wish to delegate the exercise of voting rights to Pictet AM have the choice between:

•	Proxy voting based on Pictet AM Voting Guidelines.

•	Proxy voting based on the client’s own voting guidelines.

Alternatively, clients can instruct a third party research provider and executor of their choice, thereby, removing proxy voting responsibility from Pictet AM.

[1]	Pictet AM Fund Governing Bodies comprise Management Companies and Boards of collective investment schemes
[2]

Pictet AM Voting Guidelines are based on generally accepted standards of best practice in corporate governance including board compensation, executive remuneration, risk management and shareholder rights. These Guidelines are further defined here for US companies and International companies

[3]

Subject to legal, technical or financial constraints. For example: i) Index strategies do not exercise voting rights in share blocking markets due to liquidity constraints; ii) Long/short strategies may not exercise voting rights in share blocking markets due to liquidity constraints iii) Index accounts are typically carved out of the voting perimeter if execution costs exceed 0.5bp

C.	Pictet AM collective investment schemes delegated to third party asset managers.

•	Managers are expected to exercise proxy voting in accordance with Pictet AM Voting Guidelines and report to relevant Pictet AM entities.

•	These requirements should be stipulated in relevant Investment Management Agreements or Investment Guidelines.

D.	External collective investment schemes in which we invest on behalf of our clients.

•	Proxy voting activity and reporting should be part of the collective investment scheme selection criteria.

Summary table – Applicable Voting Guidelines

Appicable Proxy Voting Guidelines
		Pictet AM Guidelines		Client Guidelines		External Manager Guidelines
Account Type	Governance	Proxy Voting Instruction Executed By Pictet AM4	Proxy Voting Instruction Not Executed By Pictet AM	Proxy Voting Instruction Executed By Pictet AM4	Proxy Voting Instruction Not Executed By Pictet AM5	Proxy Voting Instruction Not Executed By Pictet AM
1. Pictet-branded CIS[6]

A. Managed by Pictet AM	• Pictet AM entity is the Fund Governing Body[7] of a CIS • IMA signed with Pictet AM entity	Ö

B. Delegated to third party managers	• Pictet AM entity is the Fund Governing Body7 of a CIS		Ö

2. Segregated accounts and third party CIS	• IMA signed with Pictet AM entity	Ö		Ö	Ö

3. External CIS	• No IMA					Ö

Source: Pictet AM

[4]	Refer to ANNEX B Diagram A
[5]	Refer to ANNEX B Diagram B
[6]	Collective Investment Schemes ‘CIS’
[7]	Pictet AM Fund Governing Body comprises Management Companies but also Boards of collective investment schemes

For non-voting accounts including fixed income strategies, advisory accounts, and accounts where clients have not delegated proxy voting authority to Pictet AM, Pictet AM is required to keep a record of the rationale for not voting.

2.	ORGANISATION

2.1	Ballot Preparation

On behalf of Pictet AM, the Proxy Voting Agent reconciles a daily client holdings report, provided by Pictet AM, with the associated ballots, provided by the Custodian’s Proxy Voting Facilitator. The Event Processing team receives a monthly file that highlights where ballots are not being received from the Custodian’s Proxy Voting Facilitator or where the Proxy Voting Agent are not receiving holdings. These are investigated and resolved by the Event Processing team8.

2.2	Research & Decision Making

To assist us in performing our proxy voting responsibilities, Pictet AM uses the services of third party specialists to provide research and to facilitate the execution of voting decisions at all relevant company meetings worldwide8. The selection of third party research provider(s) is based upon the compatibility of their voting guidelines with Pictet AM’s commitment to responsible investment.

A.	Pictet AM Voting Guidelines

Third party specialist(s) are tasked with collecting meeting notices for all holdings and researching the implications of every resolution according to Voting Guidelines defined by Pictet AM. All recommendations are communicated to relevant Investment teams and the Environmental Social Governance ‘ESG’ team.

Pictet AM always reserve the right to deviate from third party voting recommendations on a case by case basis in order to act in the best interests of our clients. Such divergences may be initiated by Investment teams9 or by the ESG team and must be supported by written rationale.

In instances when consensus cannot be reached between the Investments teams and ESG team, the decision is escalated to relevant CIOs and, if necessary, the Head of Investments.

B.	Client Voting Guidelines

For accounts which delegate proxy voting to Pictet AM according to the client’s own guidelines, voting recommendations are followed unless otherwise agreed with the client.

2.3	Shareholder Resolutions

Shareholder resolutions at Annual General Meetings ‘AGMs’/Extraordinary General Meetings ‘EGMs’ are evaluated in accordance with Pictet AM Voting Guidelines. Evaluations are based on their own merits and are supported when they would improve the company’s corporate governance or business profile at a reasonable cost.

[8]	Refer to ANNEX B Diangram A
[9]	The indexation team retains the right to take part in the decision-making process on a case-by-case basis

Pictet AM does not usually assume the role of an activist investor and does not initiate shareholder resolutions or shareholder groups. However, Pictet AM may consider supporting the submission of shareholder resolutions initiated by third-parties, or joining shareholder groups, based on the following criteria:

1.	How would the proposal enhance or protect shareholder value in the short-term and long-term?

2.	Liquidity and other technical issues that may impact specific portfolios, such as share blocking period between the submission and the general assembly.

3.	Legal and compliance issues (such as concerted action or transparency requirements relating to ownership size).

Supporting the submission of a shareholder resolution, including the number of shares and corresponding accounts earmarked to support the submission, is subject to agreement by relevant Investment teams and the ESG team. In cases where no consensus is reached, the decision is escalated to relevant Chief Investment Officers and, if necessary, the Head of Investments.

2.4	Execution

If there is no deviation from third party research recommendations, ballots for votable shares are forwarded by the Proxy Voting Agent via the Custodian’s Proxy Voting Facilitator for execution by Custodians and Sub-Custodians.

However, if a decision is made to override a third party research recommendation, Pictet AM’s Event Processing team are required to update the Proxy Voting Agent’s voting platform with an override instruction. The Proxy Voting Agent then sends the amended voting instructions to the Custodian’s Proxy Voting Facilitator for execution by Custodians and Sub-Custodians10.

For accounts which do not delegate voting rights to Pictet AM, it is the clients’ responsibility to send voting instructions to the Custodian/Custodian’s Proxy Voting Facilitator.

2.5	Security Lending & Recall

Voting rights cannot be exercised for shares on loan. As a result, Investment teams wishing to exercise voting rights for shares on loan have two options:

A.	Recalling shares on loan on a case-by-case basis

•

Requests for share recalls and/or temporary suspension of stock lending must be sent to the Event Processing team prior to the record date or share blocking period. Share recalls must be settled prior to the record date[11].

[10]	Refer to Process Flowcharts in Annex B
[11]	Client approval is required for segregated accounts and third party (i.e. sub-advisory) collective investment schemes managed by Pictet AM

B.	Removing a portfolio from the securities lending pool

•	All requests are subject to CIO approval and co-ordinated by Fund Admin.

Information regarding the status of securities on loan is available from the Custodian12.

2.6	Conflicts of Interest

Pictet AM recognises that conflicts of interest may arise within the context of exercising proxy voting. For example, we may face conflicts of interest when voting for a company who is a client, or whose pension scheme or senior management are clients of Pictet AM or a Pictet group entity. Pictet AM have, therefore, implemented policies and control processes for the identification, management, and monitoring of potential conflicts of interest, including those arising from engagement or voting issues.

2.7	Monitoring & Controls

Task	Frequency	Lead
1. Check holdings sent to Proxy Voting Agent	Weekly	Event Processing Team

2. Reconciliation of holdings/ ballots received by Proxy Voting Agent and audit of unvoted ballots	Monthly	Event Processing Team

3. Independent audit (ISAE3402)	Annually	Compliance Team

4. Due diligence of third party research provider	Annually	ESG Team

5. Complete United Nations Principles For Responsible Investment self-assessment questionnaire	Annually	Proxy Voting Working Group

Source: Pictet AM

2.8	Reporting & Disclosure

Proxy voting activity is reported at firm level and portfolio level:

Firm Level:

•	Pictet AM voting statistics (annually).

•	Pictet AM voting instructions by AGM (monthly).

Portfolio Level (Collective Investment Schemes & Segregated Accounts):

•	Investment Reports include sections on Proxy Voting where appropriate for the asset class (quarterly).

•	Legal reporting, e.g. “N-PX” reports - applicable for US clients (annually).

On an annual basis, a review of proxy voting activity is presented to the board of relevant Fund Governing Bodies.

[12]	Annex C illustrates how this is reflected for portfolios where Pictet Asset Services is Custodian

3.	ROLES AND RESPONSIBILITIES

3.1	Business Analytics Team

The Business Insights and Analytics ‘BIA’ team records and stores in its Management Information Systems ‘MIS’ database information regarding proxy voting for all accounts for reporting purposes: no link to any operational activities is done. The information is taken from ‘JANUS’ (new workflow regarding accounts already in production) and is updated in the database for new accounts.

3.2	Chief Investment Officers & Head of Investments

CIOs and, where required, the Head of Investments are the final arbiters for proxy voting matters subject to internal escalation.

3.3	Compliance

The Compliance department will ensure that this Procedure is adequately designed, implemented and monitored by the Operational department. Compliance co-ordinate the ISAE3402 audit and may be involved in the identification and resolution of conflicts of interest.

3.4	Data Governance Team

The Data Governance team is responsible for ensuring that voting activity reports from the Proxy Voting Agent are fed into the Hub, a central data repository, for reporting purposes.

3.5	Environmental Social Governance Team

The Head of the Environmental Social Governance ‘ESG’ team chairs the Proxy Voting Working Group. The ESG team is the sponsor for the Proxy Voting Procedure document. It is the main point of contact for contracts with third party research specialists and is responsible for performing their associated annual due diligence with participation from all relevant teams.

In instances where the ESG team wish to deviate from third party voting recommendations, they must provide written rationale and liaise with relevant Investment teams.

The ESG team communicates all override decisions and respective rationale to the Event Processing team.

3.6	Event Processing Team

The Event Processing team is accountable for the following:

A.	Executing proxy voting related activities, the administration of which is outsourced to an external Proxy Voting Agent. Responsibilities include:

•	Setting up and closing accounts with the Proxy Voting Agent.

•	Monitoring accounts to ensure consistent with Pictet AM’s Management Information Systems ‘MIS’.

•	Investigating unvoted ballots.

•	Amendment of votes.

•	‘Refer vote’ process.

•	Co-ordination of the completion of Powers of Attorney.

•	Ad-hoc additional tasks required by companies in order to vote.

B.	Notifying relevant Investment teams and ESG team of voting recommendations provided by third party research specialists.

C.	Keeping records of all justifications to deviate from third party voting recommendations.

D.	Facilitation of meeting attendance by the Investment teams.

E.	Participation in the due diligence of third party research providers.

3.7	Fund Administration & Portfolio Transitions

The Portfolio Transitions team is in charge of collecting information during the Client Onboarding phase to ensure that proxy voting is defined and that the PAM Event Processing team has the relevant information needed to correctly set up proxy voting.

3.8	Investment Teams

Investment teams are required to provide the ESG team with written rationale in order to deviate from third party voting recommendations.

The Indexation team is responsible for defining their voting universe once per year.

Investment teams are expected to participate in the due diligence process of third party proxy voting research providers.

Investment teams selecting external funds are expected to include proxy voting into their due diligence criteria.

3.9	Legal

The Legal department shall ensure the providing of appropriate legal advice on proxy voting, as required by the operational departments. It is also responsible for the following:

•	Updating operational departments on developments relating to proxy voting.

•	Aiding the interpretation of applicable legal requirements within Pictet AM.

•	Incorporating proxy voting into intercompany Service Level Agreements ‘SLAs’.

3.10	Pictet AM Fund Governing Bodies

Pictet AM Fund Governing Bodies13 are required to approve Pictet AM’s Voting Guidelines. On an annual basis, a review of proxy voting activity is presented to Pictet AM Fund Governing Bodies.

[13]	Pictet AM Fund Governing Bodies comprise Management Companies and Boards of collective investment schemes

3.11	Pictet AM Investment Management Committee

The Investment Management Committee approves Pictet AM’s Proxy Voting Procedure.

3.12	Proxy Voting Agent

Please refer to 3.16(B)

3.13	Proxy Voting Facilitator

The Proxy Voting Facilitator provides proxy voting services to Custodians and Sub-Custodians. They are required to transfer information across relevant entities, including the Proxy Voting Agent, and to prepare proxy voting ballots.

3.14	Proxy Voting Working Group

The Proxy Voting Working Group provides a forum for reviewing Pictet AM’s Proxy Voting Procedure, Guidelines, activity and for conducting a yearly self-assessment against relevant United Nations Principles for Responsible Investing. This Working Group is chaired by the Head of ESG and includes representatives from relevant Investment teams, Operations, Legal and Compliance, Fund Admin, Marketing & Products, Sales and Pictet Asset Services.

The Group typically meets twice a year and may be consulted on an adhoc basis.

3.15	Reporting Team

The Reporting team is responsible for ensuring the following:

•	Proxy voting data received from the Proxy Voting Agent is uploaded to the reporting platform (B One) in a timely manner.

•	Client Investment Reports include sections on proxy voting where appropriate for the asset class.

•	Due consideration is given to include proxy voting information in product presentations and other marketing material, where appropriate for the asset class.

3.16	Third Party Providers

A.	Research

The third party research provider is required to collect all meeting notices and research the implications of all resolutions according to specific voting guidelines as instructed by Pictet AM.

B.	Execution

The execution of voting rights is performed by an external Proxy Voting Agent. The Agent issues voting instructions to the Custodian’s Proxy Voting Facilitator/Custodian according to the relevant voting recommendations, or according to Pictet AM’s instructions in the event of a recommendation override.

To facilitate this process, Pictet AM sends the Proxy Voting Agent an overview of relevant equity holdings on a daily basis which the Agent reconciles with the associated ballots provided by the Custodian’s Proxy Voting Facilitator.

The Proxy Voting Agent further provides Pictet AM with periodic activity reports – including all resolutions, respective votes and statistical analysis.

4.	REGULATORY REFERENCES

This Procedure lists below the various regulations applicable to accounts whereby Pictet AM exercise proxy voting rights. Pictet AM shall comply with these regulatory references, which may be updated from time to time.

4.1	Switzerland

•	Swiss Federal Act of 23 June 2006 on Collective Investment Schemes (CISA)

•	Swiss Federal Ordinance of 22 November 2006 on Collective Investment Schemes (CISO)

•	Code of Conduct of the Swiss Collective Investment Scheme & Asset Management Association SFAMA, 7 October 2014

•	Specialised Information SFAMA on Proxy Voting

4.2	Luxembourg

•	Law of 17 December 2010 relating to undertakings for collective investment

•	CSSF Regulation N°10-04

•	Circular CSSF 12/546

•	Law of 12 July 2013 on alternative investment collective investment scheme managers

•	Commission Delegated Regulation (EU) N°231/2013 of 19 December 2012

•	ALFI Code of Conduct Luxembourg Investment Collective Investment Schemes

4.3	Japan

•	Investment Trust and Investment Corporation Law 1946

•	Regulation on Business Management etc. of Membership Firms, Japan Investment Trust Association

•	Appropriate Exercise of Voting Rights, etc. regarding Discretionary Investment Management Agreement by Japan Investment Advisors Association

•	Principles for Responsible Institutional Investors (Japan’s Stewardship Code) by the Council of Experts Concerning the Japanese Version of the Stewardship Code

4.4	Hong Kong

•	SFC Code on Units Trusts and Mutual Collective Investment Schemes 4.5 United States

•	Investment Advisers Act of 1940

•	SEC Rule 206(4)-6

4.6	United Kingdom

•	UK FCA’s COLL Rules on Collective Investment Schemes

•	UK Stewardship Code Principle

4.7	Singapore

•	Singapore Stewardship Principles

•	Guidance on Corporate Governance of the Investment Management Association of Singapore

•	MAS Code of Collective Investment Schemes

5.	FINAL PROVISIONS

This Procedure was adopted by the Pictet AM Investment Management Committee on 3rd November 2017 with effect from January 1st, 2018.

ANNEX A – ENTITIES COVERED

Pictet AM Holding SA incorporates the following entities:

•	PICTET Asset Management SA

•	PICTET Asset Management (Europe) SA

•	PICTET Asset Management (Japan) Ltd

•	PICTET Asset Management (Hong Kong) Ltd

•	PICTET Asset Management Ltd

•	PICTET Asset Management (Singapore) Pte Ltd

ANNEX B – PROCESS FLOWCHARTS

Diagram A) Process Flowchart: Proxy Voting Executed by Pictet AM

Diagram B) Process Flowchart: Proxy Voting Not Executed by Pictet AM

ANNEX C – AVALOQ SCREENSHOT WITH SHARES ON LOAN

APPENDIX G

Silvercrest Asset Management Group LLC

Proxy Voting

Policies And Procedures

Silvercrest may be responsible for voting on shareholder proxies in connection with the securities held by its clients. Silvercrest will do so only in accordance with these policies and procedures, in the best interests of our clients, and/or as instructed by a specific client.

All capitalized terms used herein shall have the meaning set forth in the Firm’s Code of Conduct and Ethics, unless otherwise defined herein.

A.	General

In voting proxies, and determining whether to vote proxies, Silvercrest is guided by general fiduciary principles. The firm’s goal is to act prudently, and solely in the best interest of the beneficial owners of the accounts it manages. Silvercrest attempts to consider all aspects of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. Silvercrest does not necessarily have an obligation to vote every proxy; for example, Silvercrest may forego voting proxies if the client account that held the position no longer holds the position at the time of the vote, or the cost of voting (such as in the case of a vote regarding a foreign issuer that requires being physically present to vote) outweighs the anticipated benefit to the client’s account.

B.	Glass Lewis

In 2011, Silvercrest contracted with Broadridge Investor Communications Solutions, Inc. to receive its ProxyEdge product. Using the product, we subscribe to receive the corporate governance voting recommendations of Glass Lewis, the leading independent governance analysis and proxy voting firm in the industry. Pursuant to the agreement with Broadridge, Silvercrest has provided it with portfolio holdings data and, unless Silvercrest makes an independent determination that the recommendation of Glass Lewis is not in the best interest of the beneficial owners of the accounts it manages, Broadridge automatically votes in accordance with Glass Lewis’ recommendations.

Each year, Glass Lewis publishes, and we review its guidelines for analysis of proxy materials and voting. These guidelines will be provided to clients who request a more detailed description of the firm’s proxy policies.

Silvercrest conducted initial due diligence on Broadridge’s ProxyEdge product in order to ensure that Silvercrest continues to vote proxies in the best interests of our clients. However, a proxy advisory firm’s business and/or policies and procedures regarding conflicts of interest could change after Silvercrest’s initial assessment, and some changes could alter the effectiveness of the policies and procedures and require that Silvercrest make a subsequent assessment. Consequently, Silvercrest requires that Broadridge notify Silvercrest of business changes we consider relevant (i.e., with respect to Broadridge’s capacity and competency to provide proxy voting advice) or conflict policies and procedures. Silvercrest will verify its initial due diligence on an annual basis.

Clients continue to have the option to provide instructions regarding a specific vote of which they are aware.

C.	Custodians that do not utilize Broadridge ProxyEdge services

Clients who maintain their positions at certain custodians are not able to participate in the ProxyEdge service. Silvercrest votes proxies for those positions through other electronic means. In those cases, Silvercrest generally divides the proxies into two categories in determining how to vote: management proposals and shareholder proposals. Attached as Exhibit A hereto are guidelines to be applied in determining how to vote in each case. These guidelines are not strict, and each Silvercrest vote will depend on the facts and circumstances of each proposal, on a case-by-case basis, as determined by the Proxy Committee, which shall be a committee comprised of the Director of Operations, a member of the relevant trading desk and a member of the Compliance Department. Depending on the facts of a specific vote, Silvercrest may deviate from the guidelines entirely where the Proxy Committee deems it necessary in the best interests of our clients, and/or as instructed by a specific client.

D.	Voting Responsibilities

The Director of Operations, or his or her designee is the primary individual responsible for Proxy Voting. ProxyEdge reports and email notifications are reviewed periodically by the Director of Operations, or his or her designee, to ensure that 1) all proxy votes are recorded properly, 2) proxy voting guidelines are set up correctly for new portfolios, and 3) Silvercrest relinquishes all proxy voting for Silvercrest Asset Management Group Inc. (SAMG) to Silvercrest clients. In addition, Compliance conducts periodic reviews as well.

Although uncommon, Silvercrest may deem it necessary to vote against the recommendations of Glass Lewis. The Director of Operations, or his or her designee, will coordinate with the appropriate member of the Equity Research Group to determine whether the Glass Lewis recommendation is in our client’s best interest. Any vote placed against a Glass Lewis recommendation is documented by the appropriate member of the Equity Research Group.

E.	Conflicts of Interest

The firm’s policies and procedures regarding conflicts of interest, including those contained in the firm’s Code of Conduct and Ethics, govern those conflicts that arise in the context of proxy voting. Because Silvercrest’s business does not include proprietary trading, investment banking or short selling, few conflicts are likely to arise in the context of proxy voting. However, where they do, the following procedures should be followed.

All conflicts of interest must be brought to the attention of the Proxy Committee and the Chief Compliance Officer for resolution. The Chief Compliance Officer will work with the Proxy Committee to determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Silvercrest’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer or a member of management of the issuer that is the subject of the proxy has a client relationship with Silvercrest. All other materiality determinations will be based on an assessment of the particular facts and circumstances. A member of the Proxy Committee shall maintain a written record of all materiality determinations.

If it is determined that a conflict of interest is not material, Silvercrest may vote proxies notwithstanding the existence of the conflict. If it is determined that a conflict of interest is material, the Chief Compliance Officer will work with the Proxy Committee to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other action as is deemed appropriate under the circumstances given the nature of the conflict.

F.	Notice to Clients

Silvercrest delivers to clients notice of its proxy voting procedures in a form and format attached hereto as Exhibit B, with which is enclosed a copy of the guidelines attached hereto as Exhibit A. This notice is sent upon opening an account and clients are also notified annually that they may obtain a copy of the notice upon request.

Associated Persons are encouraged to contact the Chief Compliance Officer with any questions regarding the Firm’s Policies and Procedures Regarding Proxy Voting.

Exhibit A

Proxy Voting General Guidelines

Management Proposals

I.	Vote in support of management on the following ballot items, which are fairly common management-sponsored initiatives:

•	Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

•	Approval of auditors

•	Directors’ and auditors’ compensation

•	Directors’ liability and indemnification

•	Discharge of board members and auditors

•	Financial statements and allocation of income

•	Dividend payouts that are greater than or equal to country and industry standards

•	Authorization of share repurchase programs

•	General updating of or corrective amendments to charter

•	Change in Corporation Name

•	Elimination of cumulative voting

II.	Vote in support of management on the following items, which have potentially substantial financial or best-interest impact:

•	Capitalization changes which eliminate other classes of stock and voting rights

•

Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•	Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

•	Elimination of “poison pill” rights

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessive

•	Other stock-based plans which are appropriately structured

•	Reductions in super-majority vote requirements

•	Adoption of anti-“greenmail” provisions

III.	Vote against management (or do not vote in favor of management) on the following items, which have potentially substantial financial or best interest impact:

•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to by-laws which would require super-majority shareholder vote to pass or repeal certain provisions

•	Elimination of Shareholders’ Right to Call Special Meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of Meeting to Solicit Additional Votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. ERISA requires that the investment manager avoid using plan assets to attempt to affect such issues, instead examining shareholder proposals primarily to determine their economic impact on shareholders.

I.	Vote in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Requirements that auditors attend the annual meeting of shareholders

•	Establishment of an annual election of the board of directors

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Mandates that shareholder-rights plans be put to a vote or repealed

•	Establishment of confidential voting

•	Expansions to reporting of financial or compensation-related information, within reason

•	Repeals of various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provisions

II.	Vote against shareholders (or do not vote in favor of shareholders) on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•

Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

Exhibit B

NOTICE TO CLIENTS CONCERNING SILVERCREST ASSET MANAGEMENT’S

PROXY VOTING POLICIES AND PROCEDURES

Silvercrest Asset Management Group LLC is guided by general fiduciary principles. The firm’s goal is to act prudently, and solely in the best interest of the beneficial owners of the accounts it manages. Silvercrest has always considered all aspects of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

In the spirit of those principles and to ensure maximization of shareholder value, in 2011, Silvercrest contracted with Broadridge Investor Communications Solutions, Inc. to receive its ProxyEdge product. Using the product, we subscribe to receive the corporate governance voting recommendations of Glass Lewis, the leading independent governance analysis and proxy voting firm in the industry. Silvercrest has provided Broadridge with portfolio holdings data and, unless Silvercrest makes an independent determination that the recommendation of Glass Lewis is not in the best interest of the beneficial owners of the accounts it manages, Broadridge automatically votes in accordance with Glass Lewis’ recommendations. Broadridge continues to provide proxy data collection, vote submission and record storage.

Each year, Glass Lewis publishes its Proxy Paper Guidelines for the year’s proxy season. That document is a detailed description of the Glass Lewis approach to proxy advice. That document will be provided to Clients upon request.

Clients who maintain their positions at custodians that do not utilize the ProxyEdge voting service will have these positions voted through other electronic means. Enclosed are the firm’s guidelines with respect to proxy voting determinations for those clients. These guidelines are not strict, and each Silvercrest vote will depend on the facts and circumstances of each proposal, on a case-by-case basis. Depending on the facts of a specific vote, Silvercrest may deviate from the guidelines entirely where it deems it necessary in the best interests of our clients, and/or as instructed by a specific client.

All clients continue to have the option to provide instructions regarding a specific vote of which they are aware.

If you have any questions or concerns about any of this information, please feel free to contact our Operations Group at kcampione@silvercrestgroup.com or by phone at (212) 649-0672.

APPENDIX H

RIVER ROAD ASSET MANAGEMENT, LLC (“RIVER ROAD”)

PROXY VOTING, CORPORATE ACTIONS, & CLASS ACTIONS AND LEGAL PROCEEDINGS

Policy

River Road exercises discretionary voting authority over proxies issued on securities held in client accounts unless the client has explicitly reserved voting authority. Our policy and practice includes the responsibility to receive and vote client proxies, mitigate any potential conflicts of interest, make information available to clients about the voting of proxies for their portfolio securities, and maintain required records. River Road, as a matter of policy and as a fiduciary to our clients, votes proxies for client securities consistent with the best economic interests of the clients. River Road engages a third- party voting agent, Glass Lewis & Co. (“Glass Lewis”), to help discharge its duties.

Additionally, unless otherwise directed by a client as more fully described below, River Road votes proxies the same way for each client within a strategy/IBG. If a holding overlaps more than one strategy/IBG, the Portfolio Manager for one strategy/IBG may choose to vote differently than the Portfolio Manager for another strategy/IBG.

Background

Registered investment advisers that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to do the following:

•

Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

•	Disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and

•	Describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients.

Advisers also must maintain certain records relating to proxy voting activities. See Books and Records.

Responsibility

The Proxy Voting Policy Committee and the Compliance Department are responsible for implementing and monitoring this policy.

COMPLIANCE POLICIES AND PROCEDURES
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Procedure

River Road has adopted the following procedures to implement and monitor the firm’s policy:

Proxy Committee and Operational Process:

The Proxy Voting Policy Committee is responsible for establishing voting guidelines and reviewing special issues. The Committee consists at a minimum of the Chief Investment Officer or Co-Chief Investment Officer, the Director of Research, the Chief Compliance Officer, and a Compliance Department designee. The Committee meets annually to review Glass Lewis’ proxy voting guidelines. The Committee must determine and document where River Road disagrees with the agent’s guidelines, if at all, and determine necessary action, if any. The Committee is responsible for adopting the final voting guidelines. Meetings may be called by any Committee member throughout the year based on issues that arise.

The Compliance Department is responsible for operational and procedural aspects of the proxy voting process. As necessary, the Compliance Department reviews operational or procedural issues related to the proxy process and reports material issues to the Proxy Voting Policy Committee, or such other Committee as may be appropriate (such as the Management Committee).

Voting Agent: Glass Lewis performs the following services:

•	provides analysis of proxy proposals,

•	tracks and receives proxies for which River Road clients are entitled to vote,

•	votes the proxies as directed by River Road, and

•	compiles and provides client voting records.

Voting Process:

The Compliance Department coordinates the proxy voting process. The steps for reviewing and submitting votes are as follows:

•	The Compliance Department reviews the Glass Lewis web-based system on at least a weekly basis for upcoming meetings.

•

The Compliance Department reconciles the number of ballots reflected by Glass Lewis to River Road’s records and reports any discrepancies to Glass Lewis for follow up. River Road makes its best efforts to ensure that all shares are voted. However, issues with receiving ballots from client custodians may prevent voting for a particular account. River Road continues to follow up with Glass Lewis and the custodian where necessary in an attempt to resolve all issues prior to the voting deadline.

•	If the Glass Lewis/River Road policy recommendation and the management recommendation for all votes on a ballot are the same, the Compliance Department will vote accordingly.

•

If the Glass Lewis/River Road policy recommendation and management recommendation are different for a particular vote, the Compliance Department distributes Glass Lewis’ proxy paper for the upcoming meeting to the appropriate member of the investment team. The investment team member (in consultation with the portfolio manager) is responsible for reviewing the proxy paper and making the appropriate vote decision based on this policy. Where the investment team member decides to vote differently from the Glass Lewis/River Road policy recommendation,

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they must document the rationale. The Compliance Department must review and approve the stated rationale before submitting the vote decision in order to look for potential conflicts or violation of this policy.

Client Direction: Clients are permitted to place reasonable restrictions on River Road’s voting authority by providing their own voting guidelines or directing a vote in a particular solicitation with reasonably advance notice given to the CCO. If clients provide River Road with their voting guidelines or direction and River Road accepts them, River Road will instruct the voting agent to vote proxies pursuant to the client guidelines or direction.

Conflicts of Interest: River Road has eliminated most conflicts of interest by using an independent third party (Glass Lewis) that votes pursuant to the guidelines adopted by the Proxy Voting Policy Committee or in accordance with River Road’s direction after following the above process. In cases where River Road believes there may be an actual or perceived conflict of interest, River Road requires additional steps that may include the following:

•	documenting the potential conflict of interest,

•	obtaining the prior approval of the Chief Investment Officer or Co-Chief Investment Officer and CCO,

•	obtaining Committee review or approval,

•	deferring to the voting recommendation of a third party,

•	voting pursuant to client direction (following disclosure of the conflict),

•	abstaining from voting,

•	voting reflectively (in the same proportion and manner as other shareholders), or

•	taking such other action as necessary to protect the interests of clients.

River Road will maintain a record of the resolution of any conflict of interest.

Securities Lending: Where clients have implemented securities lending programs, River Road will be unable to vote proxies for securities on loan unless it issues instructions to the client custodian to callback the securities prior to record date. River Road typically does not instruct custodians to callback securities.

Disclosure and Client Requests for Information: River Road discloses a summary of this policy and information on how clients may obtain a copy of this policy and records of how River Road voted securities for their accounts in its Form ADV Part 2A. Employees that receive a client request for information regarding proxy votes or proxy policies must forward such request to the Compliance Department where necessary. The Compliance Department is responsible for gathering the relevant information.

Clients That Reserve Proxy Voting Authority: For clients that have reserved voting authority, clients should receive their proxies or other solicitations directly from their custodian or a transfer agent. They will not receive them from River Road. Clients may contact the CCO with questions about a particular solicitation.

Corporate Actions: Portfolio companies held in River Road client accounts from time to time have material changes to the company that affects its shareholders (Corporate Actions). In these instances, the shareholder can voluntarily, or sometimes must, participate in the action. The Portfolio

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Accounting Department regularly reviews one or more databases to look for upcoming corporate actions. The Investment Team is also responsible for notifying the Portfolio Accounting Department of any upcoming corporate actions to which they become aware. For voluntary corporate actions, the Portfolio Accounting Department works with the Investment Team to decide whether to participate and how the corporate action will be processed. The Portfolio Accounting Department is responsible for communicating corporate action decisions to client custodians.

Class Actions and Legal Proceedings: Portfolio companies currently or formerly held in River Road client accounts may become subject to class actions, bankruptcy, or other legal proceedings. River Road does not monitor for, act on behalf of clients in, or assist clients in any such proceedings. To the extent requested in the client’s investment management agreement, River Road will use best efforts to forward to the client notices River Road receives related to proceedings for their specific account. Employees that receive any such notices via mail, email, or fax for a client account must promptly forward the notice to the Compliance Department.

Version Reference

Version Date	Description of Changes
01/01/2012	Content and Format Changes

11/30/2014	Update to Client Direction section; Additional sections for client’s that retain voting authority and class actions/legal proceedings

12/31/2015	Updated to remove Proxy Voting Procedures Committee and Testing sections; Replaced Proxy Designee with the Compliance Department.

01/31/2018	Clarified that proxies may be voted differently across strategies/IBGs; added Corporate Actions section.

COMPLIANCE POLICIES AND PROCEDURES
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PART C: OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)	(1)	Trust Instrument dated September 10, 1993 is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed on April 16, 1996.

	(2)	State of Delaware Certificate of Amendment to Certificate of Trust dated February 25, 1998 is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

	(3)	State of Delaware Certificate of Amendment to Certificate of Trust dated September 10, 2001 is incorporated herein by reference to Exhibit (a)(3) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

	(4)	State of Delaware Certificate of Amendment to Certificate of Trust dated November 29, 2006 is incorporated herein by reference to Exhibit (a)(4) to Post-Effective Amendment No. 74 to the Registration Statement as filed on November 30, 2006.

	(5)	State of Delaware Certificate of Amendment to Certificate of Trust dated September 29, 2016 is incorporated herein by reference to Exhibit (a)(5) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

(b)	(1)	Amended and Restated By-Laws dated October 1, 2016 are incorporated herein by reference to Exhibit (b)(1) to Post-Effective Amendment No. 187 to the Registration Statement as filed on February 28, 2019.

(c)	Not applicable.

(d)	(1)	Investment Advisory Agreement dated May 30, 2014 between AMG Funds IV (formerly, Aston Funds) and AMG Funds LLC[1] is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 159 to the Registration Statement as filed on December 19, 2014.

	(2)	Amendment No. 1 to Investment Advisory Agreement dated October 1, 2016 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

	(3)	Letter Agreement to Investment Advisory Agreement dated January 1, 2017 is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

	(4)	Form of Letter Agreement to Investment Advisory Agreement dated February 27, 2017 is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

	(5)	Letter Agreement to Investment Advisory Agreement dated July 1, 2017 is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 180 to the Registration Statement as filed on July 31, 2017.

[1]

Effective as of October 1, 2016, in connection with the merger of Aston Asset Management, LLC with and into AMG Funds LLC, AMG Funds LLC, as Aston Asset Management, LLC’s legal successor, replaced Aston Asset Management, LLC as a party to the Investment Advisory Agreement and to each Sub-Investment Advisory Agreement referenced herein.

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(6)	Letter Agreement to Investment Advisory Agreement dated January 1, 2020 is filed herewith.

(7)	Sub-Investment Advisory Agreement dated May 30, 2014 between AMG Funds LLC[1] and Montag & Caldwell, LLC, is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(8)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and Montag & Caldwell, LLC is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(9)	Sub-Investment Advisory Agreement dated June 30, 2014 between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund (formerly ASTON/River Road Dividend All Cap Value Fund), AMG River Road Small Cap Value Fund (formerly ASTON/River Road Small Cap Value Fund), AMG River Road Small-Mid Cap Value Fund (formerly AMG River Road Select Value Fund, which was formerly ASTON/River Road Select Value Fund) and AMG River Road Long-Short Fund (formerly ASTON/River Road Long-Short Fund) is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(10)	Revised Schedule A to the Sub-Investment Advisory Agreement dated June 30, 2014 between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund, AMG River Road Small Cap Value Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Long-Short Fund and AMG River Road Focused Absolute Value Fund (formerly ASTON/River Road Focused Absolute Value Fund) is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 167 to the Registration Statement as filed on October 30, 2015.

(11)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund, AMG River Road Small Cap Value Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Long-Short Fund and AMG River Road Focused Absolute Value Fund is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(12)	Form of Letter Agreement to Sub-Investment Advisory Agreement between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund, AMG River Road Small Cap Value Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Long-Short Fund and AMG River Road Focused Absolute Value Fund is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(13)	Sub-Investment Advisory Agreement dated June 30, 2014 between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund II (formerly ASTON/River Road Dividend All Cap Value Fund II) is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(14)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund II is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

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(15)	Sub-Investment Advisory Agreement dated May 30, 2014 between AMG Funds LLC and DoubleLine Capital LP is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(16)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and DoubleLine Capital LP is incorporated herein by reference to Exhibit (d)(16) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(17)	Amended and Restated Advisory and Sub-Advisory Fee Waiver Agreement dated June 16, 2017 by and among AMG Funds LLC, AMG Funds IV and DoubleLine Capital LP is incorporated herein by reference to Exhibit (d)(18) to Post-Effective Amendment No. 181 to the Registration Statement as filed on September 28, 2017.

(18)	Sub-Investment Advisory Agreement dated May 30, 2014 between AMG Funds LLC and Silvercrest Asset Management Group LLC is incorporated herein by reference to Exhibit (d)(13) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(19)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and Silvercrest Asset Management Group LLC is incorporated herein by reference to Exhibit (d)(19) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(20)	Sub-Investment Advisory Agreement dated May 30, 2014 between AMG Funds LLC and LMCG Investments, LLC (formerly Lee Munder Capital Group, LLC) is incorporated herein by reference to Exhibit (d)(16) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(21)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and LMCG Investments, LLC is incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(22)	Sub-Investment Advisory Agreement dated May 30, 2014 between AMG Funds LLC and Pictet Asset Management Limited is incorporated herein by reference to Exhibit (d)(18) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(23)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and Pictet Asset Management Limited is incorporated herein by reference to Exhibit (d)(23) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(24)	Form of Letter Agreement to Sub-Investment Advisory Agreement between AMG Funds LLC and Pictet Asset Management Limited is incorporated herein by reference to Exhibit (d)(25) to Post-Effective Amendment No. 181 to the Registration Statement as filed on September 28, 2017.

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	(25)	Letter Agreement to Sub-Investment Advisory Agreement between AMG Funds LLC and Pictet Asset Management Limited is filed herewith.

	(26)	Sub-Investment Advisory Agreement dated May 30, 2014 between AMG Funds LLC and Fairpointe Capital LLC is incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment No. 159 to the Registration Statement as filed on December 19, 2014.

	(27)	Revised Schedules A and B to the Sub-Investment Advisory Agreement between AMG Funds LLC and Fairpointe Capital LLC are incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

	(28)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and Fairpointe Capital LLC is incorporated herein by reference to Exhibit (d)(28) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(e)	(1)	Distribution Agreement dated October 1, 2016 between AMG Funds IV and AMG Distributors, Inc. is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

	(2)	Letter Agreement to Distribution Agreement dated July 1, 2019 is filed herewith.

(f)	Not applicable.

(g)	(1)	Form of Custody Agreement between AMG Funds IV and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

	(2)	Letter Agreement between AMG Funds IV and The Bank of New York Mellon appointing The Bank of New York Mellon as Foreign Custody Manager is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 139 to the Registration Statement as filed on February 29, 2012.

	(3)	Amended and Restated Exhibit A to the Letter Agreement between AMG Funds IV and The Bank of New York Mellon appointing The Bank of New York Mellon as Foreign Custody Manager is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 169 to the Registration Statement as filed on December 15, 2015.

(h)	(1)	Form of Transfer Agency and Shareholder Services Agreement between AMG Funds IV and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

	(2)	Amended and Restated Administration Agreement dated October 1, 2016 between AMG Funds IV and AMG Funds LLC is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

	(3)	Fee Waiver Agreement dated October 1, 2016 between AMG Funds IV and AMG Funds LLC is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

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(4)	Amended and Restated Expense Reimbursement Agreement dated October 1, 2016 by and between AMG Funds IV and AMG Funds LLC is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

(5)	Letter Agreement to Amended and Restated Expense Reimbursement Agreement dated January 1, 2017 is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(6)	Amended and Restated Expense Limitation Agreement dated October 1, 2016 by and between AMG Funds IV and AMG Funds LLC is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

(7)	Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG Managers Pictet International Fund (formerly ASTON/Pictet International Fund) is filed herewith.

(8)	Form of Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG Managers DoubleLine Core Plus Bond Fund (formerly ASTON/DoubleLine Core Plus Fixed Income Fund) is incorporated herein by reference to Exhibit (h)(11) to Post-Effective Amendment No. 187 to the Registration Statement as filed on February 28, 2019.

(9)	Form of Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG Managers Fairpointe ESG Equity Fund (formerly AMG Managers Fairpointe Focused Equity Fund, which was formerly ASTON/Fairpointe Focused Equity Fund) is incorporated herein by reference to Exhibit (h)(12) to Post-Effective Amendment No. 187 to the Registration Statement as filed on February 28, 2019.

(10)	Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG Managers Fairpointe Mid Cap Fund (formerly ASTON/Fairpointe Mid Cap Fund) is filed herewith.

(11)	Form of Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG Managers LMCG Small Cap Growth Fund (formerly ASTON/LMCG Small Cap Growth Fund) is incorporated herein by reference to Exhibit (h)(14) to Post-Effective Amendment No. 187 to the Registration Statement as filed on February 28, 2019.

(12)	Form of Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG River Road Focused Absolute Value Fund is incorporated herein by reference to Exhibit (h)(15) to Post-Effective Amendment No. 187 to the Registration Statement as filed on February 28, 2019.

(13)	Form of Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG River Road Long-Short Fund is incorporated herein by reference to Exhibit (h)(16) to Post-Effective Amendment No. 187 to the Registration Statement as filed on February 28, 2019.

(14)	Form of Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG River Road Small-Mid Cap Value Fund is incorporated herein by reference to Exhibit (h)(17) to Post-Effective Amendment No. 187 to the Registration Statement as filed on February 28, 2019.

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	(15)	Form of Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG River Road Dividend All Cap Value Fund is incorporated herein by reference to Exhibit (h)(18) to Post-Effective Amendment No. 187 to the Registration Statement as filed on February 28, 2019.

	(16)	Form of Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG River Road Dividend All Cap Value Fund II is incorporated herein by reference to Exhibit (h)(19) to Post-Effective Amendment No. 187 to the Registration Statement as filed on February 28, 2019.

	(17)	Form of Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG Managers Silvercrest Small Cap Fund (formerly ASTON/Silvercrest Small Cap Fund) is incorporated herein by reference to Exhibit (h)(20) to Post-Effective Amendment No. 187 to the Registration Statement as filed on February 28, 2019.

	(18)	Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG Managers Montag & Caldwell Growth Fund (formerly ASTON/Montag & Caldwell Growth Fund) is filed herewith.

(i)	Opinion of Vedder Price P.C. is incorporated herein by reference to Exhibit (i) to Post-Effective Amendment No. 172 to the Registration Statement as filed on February 26, 2016.

(j)	(1)	Consent of PricewaterhouseCoopers LLP is filed herewith.

	(2)	Power of Attorney for the Trustees and Certain Officers of AMG Funds IV is incorporated herein by reference to Exhibit (j)(2) to Post-Effective Amendment No. 186 to the Registration Statement as filed on December 28, 2018.

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)	Amended and Restated Distribution and Services Plan Pursuant to Rule 12b-1 dated October 1, 2016 for Class N shares is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

(n)	(1)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 dated March 21, 2019 is filed herewith.

(o)	Not applicable.

(p)	(1)	Code of Ethics of AMG Funds IV is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

	(2)	Amended Code of Ethics of River Road Asset Management, LLC is filed herewith.

	(3)	Code of Ethics of AMG Funds LLC and AMG Distributors, Inc. is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

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(4)	Amended Code of Ethics and Standards of Practice of Montag & Caldwell LLC is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 173 to the Registration Statement as filed on February 29, 2016.

(5)	Amended Code of Ethics of DoubleLine Capital LP is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 184 to the Registration Statement as filed on February 28, 2018.

(6)	Code of Ethics of Silvercrest Asset Management Group LLC is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 136 to the Registration Statement as filed on December 21, 2011.

(7)	Code of Ethics of Fairpointe Capital LLC is incorporated herein by reference to Exhibit (p)(18) to Post-Effective Amendment No. 137 to the Registration Statement as filed on December 30, 2011.

(8)	Amended Code of Ethics of LMCG Investments, LLC (formerly known as Lee Munder Capital Group, LLC) is incorporated herein by reference to Exhibit (p)(15) to Post-Effective Amendment No. 151 to the Registration Statement as filed on February 28, 2014.

(9)	Amended Code of Ethics of Pictet Asset Management Limited is incorporated herein by reference to Exhibit (p)(9) to Post-Effective Amendment No. 187 to the Registration Statement as filed on February 28, 2019.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

None.

ITEM 30.	INDEMNIFICATION

Section 10.2 of the Registrant’s Trust Instrument provides as follows:

10.2    Indemnification. Aston Funds (the “Trust”) shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

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Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Section 10.3 of the Registrant’s Trust Instrument, also provides for the indemnification of shareholders of the Registrant. Section 10.3 states as follows:

10.3    Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

In addition, the Registrant currently has a trustees’ and officers’ liability policy covering certain types of errors and omissions.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

AMG Funds LLC, a registered investment adviser, serves as investment manager to the Trust. Effective as of October 1, 2016, in connection with the merger of Aston Asset Management, LLC with and into AMG Funds LLC, AMG Funds LLC, as Aston Asset Management, LLC’s legal successor, replaced Aston Asset Management, LLC as investment manager to the Trust. AMG Funds LLC is a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and AMG serves as its Managing Member. AMG Funds LLC serves as an investment manager to investment companies registered under the Investment Company Act of 1940, as amended, and to various separate accounts. AMG Funds LLC also provides non-discretionary back office, trading execution and support, administrative and/or marketing services to affiliated entities in connection with such entities’ provision of advisory services to or through various investment products and programs. The business and other connections of the officers and directors of AMG Funds LLC are listed in Schedules A and D of its Form ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file number of this Form ADV is 801-56365.

AMG Funds LLC has hired one or more Subadviser(s) for each series of the Trust. The business and other connections of the officers and directors of each Subadviser are listed in their respective Schedules A and D of their Forms ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file numbers of said Forms ADV are listed below. River Road Asset Management, LLC is majority owned by AMG and is an affiliate of AMG Funds LLC and the Registrant.

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Subadviser	File Number	Funds
DoubleLine Capital LP	801-70942	AMG Managers DoubleLine Core Plus Bond Fund

Fairpointe Capital LLC	801-72160	AMG Managers Fairpointe ESG Equity Fund, AMG Managers Fairpointe Mid Cap Fund

LMCG Investments, LLC	801-70357	AMG Managers LMCG Small Cap Growth Fund

Montag & Caldwell, LLC	801-15398	AMG Managers Montag & Caldwell Growth Fund

Pictet Asset Management Limited	801-15143	AMG Managers Pictet International Fund

Silvercrest Asset Management Group LLC	801-61004	AMG Managers Silvercrest Small Cap Fund

River Road Asset Management, LLC	801-64175	AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)

AMG Distributors, Inc. acts as principal underwriter for the Registrant. AMG Distributors, Inc. also acts as principal underwriter for AMG Funds (formerly Managers AMG Funds), AMG Funds I (formerly Managers Trust I), AMG Funds II (formerly Managers Trust II), AMG Funds III (formerly The Managers Funds), AMG Pantheon Fund, LLC, Tweedy, Browne Fund Inc. and Tweedy, Browne Value Funds SICAV (an offshore fund series not offered to U.S. persons).

(b)	The following information relates to the directors, officers and partners of AMG Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Funds
Dean A. Maines c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director	None

David M. Billings c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director and Secretary	None

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Keitha L. Kinne c/o AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830	President, Principal and Chief Operating Officer	President, Chief Executive Officer, Principal Executive Officer and Chief Operating Officer

Patrick Spellman c/o AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830	Chief Compliance Officer	Anti-Money Laundering Compliance Officer

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are kept by the Registrant, each Subadviser, and the listed entities at the following offices:

(1)    At the offices of the Registrant at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, at the offices of AMG Funds LLC, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, at the offices of the Custodian, The Bank of New York Mellon, 111 Sander Creek Parkway 2nd Floor, East Syracuse, New York 13057, and at the offices of the Transfer Agent, BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

(2)    DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071.

(3)    Fairpointe Capital LLC, One North Franklin Street, Suite 3300, Chicago, Illinois 60606.

(4)    LMCG Investments, LLC, 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116.

(5)    Montag & Caldwell, LLC, 3455 Peachtree Road NE, Suite 1500, Atlanta, Georgia 30326.

(6)    Pictet Asset Management Limited, Moor House, 120 London Wall, London EC2Y 5ET, United Kingdom.

(7)    River Road Asset Management, LLC, Meidinger Tower, Suite 2000, 462 South Fourth Street, Louisville, Kentucky 40202.

(8)    Silvercrest Asset Management Group LLC, 1330 Avenue of the Americas, 38th Floor, New York, New York 10019.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, AMG Funds IV certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the Town of Greenwich, and State of Connecticut, on the 28th day of February, 2020.

AMG FUNDS IV

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer, Chief Financial Officer, and
Principal Financial Officer

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Bruce B. Bingham* Bruce B. Bingham	Trustee	February 28, 2020

/s/ Christine C. Carsman* Christine C. Carsman	Trustee	February 28, 2020

/s/ Edward J. Kaier* Edward J. Kaier	Trustee	February 28, 2020

/s/ Kurt A. Keilhacker* Kurt A. Keilhacker	Trustee	February 28, 2020

/s/ Steven J. Paggioli* Steven J. Paggioli	Trustee	February 28, 2020

/s/ Richard F. Powers III* Richard F. Powers III	Trustee	February 28, 2020

/s/ Eric Rakowski* Eric Rakowski	Trustee	February 28, 2020

/s/ Victoria L. Sassine* Victoria L. Sassine	Trustee	February 28, 2020

/s/ Thomas R. Schneeweis* Thomas R. Schneeweis	Trustee	February 28, 2020

/s/ Keitha L. Kinne Keitha L. Kinne	President and Principal Executive Officer (Principal Executive Officer)	February 28, 2020

/s/ Thomas Disbrow Thomas Disbrow	Treasurer, Chief Financial Officer, and Principal Financial Officer (Principal Accounting Officer) (Principal Financial Officer)	February 28, 2020

*By	/s/ Thomas Disbrow
Thomas Disbrow

Pursuant to Powers of Attorney incorporated herein by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-68666 and 811-08004 (filed December 28, 2018)

Date: February 28, 2020

AMG Funds IV

Exhibit Index

Exhibit No.	Description

(d)(6)	Letter Agreement to Investment Advisory Agreement dated January 1, 2020.

(d)(25)	Letter Agreement to Sub-Investment Advisory Agreement between AMG Funds LLC and Pictet Asset Management Limited.

(e)(2)	Letter Agreement to Distribution Agreement dated July 1, 2019.

(h)(7)	Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG Managers Pictet International Fund (formerly ASTON/Pictet International Fund).

(h)(10)	Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG Managers Fairpointe Mid Cap Fund (formerly ASTON/Fairpointe Mid Cap Fund).

(h)(18)	Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG Managers Montag & Caldwell Growth Fund (formerly ASTON/Montag & Caldwell Growth Fund).

(j)(1)	Consent of PricewaterhouseCoopers LLP.

(n)(1)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 dated March 21, 2019.

(p)(2)	Amended Code of Ethics of River Road Asset Management, LLC.